Dodie Kent
                                                                  Vice President
                                                   and Associate General Counsel
[AXA EQUITABLE LOGO]                                              (212) 314-3970
                                                             Fax: (212) 707-1791

VIA EDGAR

                                                                    May 27, 2009

Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C. 20549

     Re:  AXA Equitable Life Insurance Company
          Separate Account No. 49
          File Nos. 333-60730 and 811-07659
          CIK 0001015570

                               FILING PURSUANT TO
                               RULE 497(c) OF THE
                             SECURITIES ACT OF 1933

Ladies and Gentlemen:

     Transmitted for filing pursuant to paragraph (c) of Rule 497 under the Securities Act of 1933, as amended, is an EDGARized version of the prospectus and statement of additional information, each dated June 8, 2009.


                                        Very truly yours,


                                        /s/ Dodie Kent
                                        ------------------------
                                            Dodie Kent


                      AXA EQUITABLE LIFE INSURANCE COMPANY
             1290 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10104
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Accumulator(R) Elite(SM)

A combination variable and fixed deferred annuity contract

PROSPECTUS DATED JUNE 8, 2009

Please read and keep this Prospectus for future reference. It contains important information that you should know before purchasing, or taking any other action under your contract. This Prospectus supersedes all prior Prospectuses and supplements. You should read the prospectuses for each Trust, which contain important information about the portfolios.

--------------------------------------------------------------------------------

WHAT IS THE ACCUMULATOR(R) ELITE(SM)?

Accumulator(R) Elite(SM) is a deferred annuity contract issued by AXA Equitable Life Insurance Company. It provides for the accumulation of retirement savings and for income. The contract offers income and death benefit protection. It also offers a number of payout options. You invest to accumulate value on a tax-deferred basis in one or more of our variable investment options, the guaranteed interest option or the account for special dollar cost averaging ("investment options").

This Prospectus is not your contract although this Prospectus provides a description of all material provisions of the contract. Your contract and any endorsements, riders and data pages as identified in your contract are the entire contract between you and AXA Equitable and governs with respect to all features, benefits, rights and obligations. The description of the contract's provisions in this Prospectus is current as of the date of this Prospectus; however, because certain provisions may be changed after the date of this Prospectus in accordance with the contract, the description of the contract's provisions in this Prospectus is qualified in its entirety by the terms of the actual contract. The contract should be read carefully. You have the right to cancel the contract within a certain number of days after receipt of the contract. You should read this Prospectus in conjunction with any applicable supplements. The contract may not currently be available in all states. Certain features and benefits described in this Prospectus may vary in your state; all features and benefits may not be available in all contracts, in all states or from all selling broker-dealers. Please see Appendix VI later in this Prospectus for more information on state availability and/or variations of certain features and benefits. All optional features and benefits described in this Prospectus may not be available at the time you purchase the contract. We have the right to restrict availability of any optional feature or benefit. In addition, not all optional features and benefits may be available in combination with other optional features and benefits. We can refuse to accept any application or contribution from you at any time, including after you purchase the contract.

--------------------------------------------------------------------------------
 Variable investment options
--------------------------------------------------------------------------------
o AXA Balanced Strategy*                o EQ/Core Bond Index**
o AXA Conservative Growth Strategy*     o EQ/Davis New York Venture
o AXA Conservative Strategy*            o EQ/Equity 500 Index
o AXA Growth Strategy*                  o EQ/Evergreen Omega
o AXA Moderate Growth Strategy*         o EQ/Intermediate Government Bond
o EQ/AllianceBernstein International      Index**
o EQ/AllianceBernstein Small Cap        o EQ/International Core PLUS
  Growth                                o EQ/International Growth
o EQ/AXA Franklin Small Cap Value       o EQ/JPMorgan Value Opportunities
  Core**                                o EQ/Large Cap Core PLUS
o EQ/AXA Franklin Templeton Founding    o EQ/Large Cap Growth Index
  Strategy Core**                       o EQ/Large Cap Growth PLUS
o EQ/AXA Templeton Growth Core**        o EQ/Large Cap Value Index
o EQ/BlackRock Basic Value Equity       o EQ/Large Cap Value PLUS
o EQ/BlackRock International Value      o EQ/Lord Abbett Growth and Income
o EQ/Boston Advisors Equity Income      o EQ/Lord Abbett Large Cap Core
o EQ/Calvert Socially Responsible       o EQ/Mid Cap Index
o EQ/Capital Guardian Growth            o EQ/Mid Cap Value PLUS
o EQ/Capital Guardian Research          o EQ/Money Market
o EQ/Common Stock Index**               o EQ/Oppenheimer Global
--------------------------------------------------------------------------------
 Variable investment options
--------------------------------------------------------------------------------
o EQ/Oppenheimer Main Street            o Multimanager Core Bond
  Opportunity                           o Multimanager International Equity
o EQ/Oppenheimer Main Street            o Multimanager Large Cap Core Equity
  Small Cap                             o Multimanager Large Cap Growth
o EQ/Quality Bond PLUS                  o Multimanager Large Cap Value
o EQ/Small Company Index                o Multimanager Mid Cap Growth
o EQ/T. Rowe Price Growth Stock         o Multimanager Mid Cap Value
o EQ/UBS Growth and Income              o Multimanager Small Cap Growth
o EQ/Van Kampen Comstock                o Multimanager Small Cap Value
o EQ/Van Kampen Mid Cap Growth          o Multimanager Technology
o Multimanager Aggressive Equity
--------------------------------------------------------------------------------
*   The "AXA Strategic Allocation Portfolios."

** This is the variable investment option's new name, effective on or before May 1, 2009. Please see "Portfolios of the Trusts" under "Contract features and benefits" later in this Prospectus for the variable investment option's former name.

Each variable investment option is a subaccount of Separate Account No. 49. Each variable investment option, in turn, invests in a corresponding securities portfolio ("Portfolio") of AXA Premier VIP Trust or the EQ Advisors Trust (the "Trusts"). Your investment results in a variable investment option will depend on the investment performance of the related Portfolio. At any time, we have the right to limit or terminate your contributions and allocations to any of the variable investment options and to limit the number of variable investment options which you may elect. The contract also includes a guaranteed interest option and an account for special dollar cost averaging.

The contract includes investment restrictions. You must allocate amounts under either Option A--Asset Allocation ("Option A") or Option B--Custom Selection ("Option B"), which are discussed later in this Prospectus. Option A generally requires that 100% of your account value be invested in the AXA Strategic Allocation Portfolios, the EQ/Money Market Portfolio, the guaranteed interest option or the account for special dollar cost averaging. Option B permits allocation to additional variable investment options subject to certain category and percentage limitations. Consequently, a contract owner who is interested in having more investment options would elect Option B. However, Option B requires that at least 30% of your account value be invested in fixed income options. If you elect the Guaranteed minimum income benefit I--Asset Allocation ("GMIB I--Asset Allocation"), your contract will be restricted to Option A. If you don't elect a Guaranteed minimum income benefit or if you elect Guaranteed minimum income benefit II--Custom Selection ("GMIB II--Custom Selection"),


The SEC has not approved or disapproved these securities or determined if this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense. The contracts are not insured by the FDIC or any other agency. They are not deposits or other obligations of any bank and are not bank guaranteed. They are subject to investment risks and possible loss of principal.

                                                                x02672 Elite 9.0
                                                                        (R-4/15)

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you can choose either Option A or Option B. Because GMIB II--Custom Selection
permits you to allocate amounts under either Option A or Option B, the fees associated with GMIB II--Custom Selection are higher than those associated with the GMIB I--Asset Allocation. See "Allocating your contributions" later in this Prospectus for more information on the requirements related to Options A and B.

TYPES OF CONTRACTS. We offer the contracts for use as:

o A nonqualified annuity ("NQ") for after-tax contributions only.

o An individual retirement annuity ("IRA"), either traditional IRA or Roth IRA.

o Traditional and Roth Inherited IRA beneficiary continuation contract ("Inherited IRA") (direct transfer and specified direct rollover contributions only).

o An annuity that is an investment vehicle for qualified defined contribution plan and certain qualified defined benefit plans ("QP").

A contribution of at least $10,000 is required to purchase a contract.

Registration statements relating to this offering have been filed with the Securities and Exchange Commission ("SEC"). The statement of additional information ("SAI") dated June 8, 2009 is part of the registration statement. The SAI is available free of charge. You may request one by writing to our processing office at P.O. Box 1547, Secaucus, NJ 07096-1547 or calling 1-800-789-7771. The SAI is incorporated by this reference into this Prospectus. This prospectus and the SAI can also be obtained from the SEC's website at www.sec.gov. The table of contents for the SAI appears at the back of this Prospectus.

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Contents of this Prospectus


--------------------------------------------------------------------------------

ACCUMULATOR(R) ELITE(SM)
--------------------------------------------------------------------------------
Index of key words and phrases                                               5
Who is AXA Equitable?                                                        7
How to reach us                                                              8
Accumulator(R) Elite(SM) at a glance -- key features                        10

--------------------------------------------------------------------------------
FEE TABLE                                                                   12
--------------------------------------------------------------------------------
Example                                                                     16
Condensed financial information                                             18



--------------------------------------------------------------------------------
1. CONTRACT FEATURES AND BENEFITS                                           19
--------------------------------------------------------------------------------
How you can purchase and contribute to your contract                        19
Owner and annuitant requirements                                            22
How you can make your contributions                                         22
What are your investment options under the contract?                        23
Portfolios of the Trusts                                                    24
Allocating your contributions                                               29
Guaranteed minimum death benefit and
     Guaranteed minimum income benefit base                                 33
Annuity purchase factors                                                    35
Guaranteed minimum income benefit                                           35
Adding the Guaranteed minimum income benefit after issue                    38
Dropping the Guaranteed minimum income benefit after issue                  38
Guaranteed minimum death benefit                                            39
Guaranteed withdrawal benefit for life ("GWBL")                             40
Dropping the Guaranteed withdrawal benefit for life
     after conversion                                                       47
Inherited IRA beneficiary continuation contract                             47
Your right to cancel within a certain number of days                        48



--------------------------------------------------------------------------------
2. DETERMINING YOUR CONTRACT'S VALUE                                        49
--------------------------------------------------------------------------------
Your account value and cash value                                           49
Your contract's value in the variable investment options                    49
Your contract's value in the guaranteed interest option                     49
Your contract's value in the account for special dollar cost
     averaging                                                              49
Insufficient account value                                                  49



----------------------
"We," "our," and "us" refer to AXA Equitable.

When we address the reader of this Prospectus with words such as "you" and "your," we mean the person who has the right or responsibility that the prospectus is discussing at that point. This is usually the contract owner.

When we use the word "contract" it also includes certificates that are issued under group contracts in some states.

                                                  Contents of this Prospectus  3

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--------------------------------------------------------------------------------
3. TRANSFERRING YOUR MONEY AMONG
   INVESTMENT OPTIONS                                                       50
--------------------------------------------------------------------------------
Transferring your account value                                             50
Disruptive transfer activity                                                50
Rebalancing your account value                                              51



--------------------------------------------------------------------------------
4. ACCESSING YOUR MONEY                                                     52
--------------------------------------------------------------------------------
Withdrawing your account value                                              52
How withdrawals are taken from your account value                           54
How withdrawals affect your Guaranteed minimum income
     benefit and Guaranteed minimum death benefit                           55
How withdrawals affect your GWBL                                            55
Withdrawals treated as surrenders                                           55
Surrendering your contract to receive its cash value                        56
When to expect payments                                                     56
Your annuity payout options                                                 56



--------------------------------------------------------------------------------
5. CHARGES AND EXPENSES                                                     59
--------------------------------------------------------------------------------
Charges that AXA Equitable deducts                                          59
Charges that the Trusts deduct                                              62
Group or sponsored arrangements                                             62
Other distribution arrangements                                             63



--------------------------------------------------------------------------------
6. PAYMENT OF DEATH BENEFIT                                                 64
--------------------------------------------------------------------------------
Your beneficiary and payment of benefit                                     64
Beneficiary continuation option                                             66



--------------------------------------------------------------------------------
7. TAX INFORMATION                                                          69
--------------------------------------------------------------------------------
Overview                                                                    69
Buying a contract to fund a retirement arrangement                          69
Suspension of required minimum distributions for 2009                       69
Transfers among investment options                                          69
Taxation of nonqualified annuities                                          69
Individual retirement arrangements (IRAs)                                   72
Traditional individual retirement annuities (traditional IRAs)              72
Roth individual retirement annuities (Roth IRAs)                            78
Federal and state income tax withholding and
     information reporting                                                  81
Special rules for contracts funding qualified plans                         82
Impact on taxes to AXA Equitable                                            82

--------------------------------------------------------------------------------
8. MORE INFORMATION                                                         83
--------------------------------------------------------------------------------
About Separate Account No. 49                                               83
About the Trusts                                                            83
About the general account                                                   83
About other methods of payment                                              84
Dates and prices at which contract events occur                             84
About your voting rights                                                    85
Statutory compliance                                                        85
About legal proceedings                                                     85
Financial statements                                                        85
Transfers of ownership, collateral assignments, loans
     and borrowing                                                          85
About Custodial IRAs                                                        86
Distribution of the contracts                                               86

--------------------------------------------------------------------------------
APPENDICES
--------------------------------------------------------------------------------
I    -- Condensed financial information                                     A-1
II   -- Purchase considerations for QP contracts                            B-1
III  -- Enhanced death benefit example                                      C-1
IV   -- Hypothetical illustrations                                          D-1
V    -- Earnings enhancement benefit example                                E-1
VI   -- State contract availability and/or variations of
          certain features and benefits                                     F-1

--------------------------------------------------------------------------------
STATEMENT OF ADDITIONAL INFORMATION
     TABLE OF CONTENTS
--------------------------------------------------------------------------------

4  Contents of this Prospectus

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Index of key words and phrases

--------------------------------------------------------------------------------

This index should help you locate more information on the terms used in this Prospectus.



                                                                         Page in
   Term                                                               Prospectus
   4% Roll-Up to age 80 (GMIB I - Asset Allocation)                           33
   4% Roll-Up to age 80 (GMIB II - Custom Selection)                          34
   account value                                                              49
   administrative charge                                                      16
   annual administrative charge                                               59
   Annual Ratchet                                                             44
   Annual Ratchet to age 80 enhanced death benefit                            34
   annuitant                                                                  19
   annuitization                                                              56
   annuity maturity date                                                      58
   annuity payout options                                                     56
   annuity purchase factors                                                   35
   automatic annual reset program                                             35
   automatic customized reset program                                         35
   AXA Strategic Allocation Portfolios                                     cover
   beneficiary                                                                64
   Beneficiary continuation option ("BCO")                                    66
   business day                                                               84
   cash value                                                                 49
   charges for state premium and other applicable taxes                       62
   contract date                                                              22
   contract date anniversary                                                  22
   contract year                                                              22
   contributions to Roth IRAs                                                 78
     regular contributions                                                    78
     rollovers and direct transfers                                           78
     conversion contributions                                                 79
   contributions to traditional IRAs                                          72
     regular contributions                                                    72
     rollovers and transfers                                                  74
   Conversion effective date                                                  40
   Conversion transaction date                                                40
   disability, terminal illness or confinement to nursing home                60
   disruptive transfer activity                                               50
   distribution charge                                                        59
   Earnings enhancement benefit                                               39
   Earnings enhancement benefit charge                                        62
   ERISA                                                                      63
   Excess withdrawal                                                          42
   fixed-dollar option                                                        33
   free look                                                                  48
   free withdrawal amount                                                     60
   general account                                                            83
   general dollar cost averaging                                              32
   guaranteed interest option                                                 29
   Guaranteed minimum death benefit                                           39
   Guaranteed minimum death benefit and
     Guaranteed minimum income benefit base                                   33
   GMIB addition date                                                         38
   GMIB effective date                                                        38
   GMIB effective date anniversary                                            37
   Guaranteed minimum income benefit and the
     Roll-Up benefit base reset option                                        33
   Guaranteed minimum income benefit                                          35
   Guaranteed minimum income benefit charge                                   61
   Guaranteed minimum income benefit "no lapse guarantee"                     36
   Guaranteed withdrawal benefit for life ("GWBL")                            40
   Guaranteed withdrawal benefit for life charge                              40
   GWBL benefit base                                                          42
   Inherited IRA                                                           cover
   investment options                                                      cover
   Investment simplifier                                                      33
   IRA                                                                     cover
   IRS                                                                        69
   lifetime required minimum distribution withdrawals                         53
   market timing                                                              50
   Maturity date annuity payments                                             58
   Mortality and expense risks charge                                         59
   NQ                                                                      cover
   one-time reset option                                                      35
   Online Account Access                                                       8
   Option A--Asset Allocation                                              cover
   Option B--Custom Selection                                              cover
   partial withdrawals                                                        52
   participant                                                                22
   Portfolio                                                               cover
   processing office                                                           8
   QP                                                                      cover
   Rebalancing                                                                51
   Roth IRA                                                                cover
   SAI                                                                     cover
   SEC                                                                     cover
   Separate Account No. 49                                                    83
   Special dollar cost averaging                                              32
   Spousal continuation                                                       65
   Suspension of required minimum distributions for 2009                      69
   Standard death benefit                                                     34
   substantially equal withdrawals                                            53
   systematic withdrawals                                                     52
   TOPS                                                                        8
   traditional IRA                                                         cover
   Trusts                                                                     83
   unit                                                                       49
   variable investment options                                                23
   wire transmittals and electronic applications                              84
   withdrawal charge                                                          60


                                               Index of key words and phrases  5

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To make this Prospectus easier to read, we sometimes use different words than in the contract or supplemental materials. This is illustrated below. Although we use different words, they have the same meaning in this Prospectus as in the contract or supplemental materials. Your financial professional can provide further explanation about your contract or supplemental materials.


------------------------------------------------------------------------------------------------------------------------
      Prospectus                                                  Contract or Supplemental Materials
------------------------------------------------------------------------------------------------------------------------
variable investment options                            Investment Funds
account value                                          Annuity Account Value
unit                                                   Accumulation Unit
Guaranteed minimum death benefit                       Guaranteed death benefit
Guaranteed minimum income benefit                      Guaranteed Income Benefit
Guaranteed minimum income benefit excess withdrawal    Excess withdrawal
excess withdrawal
guaranteed interest option                             Guaranteed Interest Account
Guaranteed withdrawal benefit for life                 Guaranteed withdrawal benefit
GWBL benefit base                                      Guaranteed withdrawal benefit for life benefit base
Guaranteed annual withdrawal amount                    Guaranteed withdrawal benefit for life Annual withdrawal amount
Excess withdrawal                                      Guaranteed withdrawal benefit for life Excess withdrawal
------------------------------------------------------------------------------------------------------------------------

6 Index of key words and phrases

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Who is AXA Equitable?


--------------------------------------------------------------------------------

We are AXA Equitable Life Insurance Company ("AXA Equitable") (until 2004, The Equitable Life Assurance Society of the United States), a New York stock life insurance corporation. We have been doing business since 1859. AXA Equitable is an indirect, wholly-owned subsidiary of AXA Financial, Inc., a holding company, which is itself an indirect, wholly-owned subsidiary of AXA SA ("AXA"). AXA is a French holding company for an international group of insurance and related financial services companies. As the ultimate sole shareholder of AXA Equitable, and under its other arrangements with AXA Equitable and AXA Equitable's parent, AXA exercises significant influence over the operations and capital structure of AXA Equitable and its parent. AXA holds its interest in AXA Equitable through a number of other intermediate holding companies, including Oudinot Participations, AXA America Holdings, Inc. and AXA Equitable Financial Services, LLC. AXA Equitable is obligated to pay all amounts that are promised to be paid under the contracts. No company other than AXA Equitable, however, has any legal responsibility to pay amounts that AXA Equitable owes under the contracts.

AXA Financial, Inc. and its consolidated subsidiaries managed approximately $543.2 billion in assets as of December 31, 2008. For more than 100 years AXA Equitable has been among the largest insurance companies in the United States. We are licensed to sell life insurance and annuities in all fifty states, the District of Columbia and Puerto Rico. Our home office is located at 1290 Avenue of the Americas, New York, NY 10104.


                                                        Who is AXA Equitable?  7

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HOW TO REACH US

Please communicate with us at the mailing addresses listed below for the purposes described. Certain methods of contacting us, such as by telephone or electronically, may be unavailable or delayed. For example, our facsimile service may not be available at all times and/or we may be unavailable due to emergency closing. In addition, the level and type of service available may be restricted based on criteria established by us. In order to avoid delays in processing, please send your correspondence and check to the appropriate location, as follows:


--------------------------------------------------------------------------------
 FOR CORRESPONDENCE WITH CHECKS:
--------------------------------------------------------------------------------
FOR CONTRIBUTIONS SENT BY REGULAR MAIL:
     Accumulator(R) Elite(SM)
     P.O. Box 1577
     Secaucus, NJ 07096-1577

FOR CONTRIBUTIONS SENT BY EXPRESS DELIVERY:
     Accumulator(R) Elite(SM)
     500 Plaza Drive, 6th Floor
     Secaucus, NJ 07094


--------------------------------------------------------------------------------
 FOR CORRESPONDENCE WITHOUT CHECKS:
--------------------------------------------------------------------------------
FOR ALL OTHER COMMUNICATIONS (E.G., REQUESTS FOR TRANSFERS, WITHDRAWALS, OR REQUIRED NOTICES) SENT BY REGULAR MAIL:
     Accumulator(R) Elite(SM)
     P.O. Box 1547
     Secaucus, NJ 07096-1547

FOR ALL OTHER COMMUNICATIONS (E.G., REQUESTS FOR TRANSFERS, WITHDRAWALS, OR REQUIRED NOTICES) SENT BY EXPRESS DELIVERY:
     Accumulator(R) Elite(SM)
     500 Plaza Drive, 6th Floor
     Secaucus, NJ 07094

Your correspondence will be picked up at the mailing address noted above and delivered to our processing office. Your correspondence, however, is not considered received by us until it is received at our processing office. Where this Prospectus refers to the day when we receive a contribution, request, election, notice, transfer or any other transaction request from you, we mean the day on which that item (or the last thing necessary for us to process that item) arrives in complete and proper form at our processing office or via the appropriate telephone or fax number if the item is a type we accept by those means. There are two main exceptions: if the item arrives (1) on a day that is not a business day or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day. Our processing office is: 500 Plaza Drive, 6th Floor, Secaucus, New Jersey 07094.


--------------------------------------------------------------------------------
 REPORTS WE PROVIDE:
--------------------------------------------------------------------------------
o written confirmation of financial transactions, and certain non-financial transactions including addition of the Guaranteed minimum income benefit after contract issuance and termination of a systematic withdrawal option;

o statement of your contract values at the close of each calendar year and any calendar quarter in which there was a financial transaction; and

o annual statement of your contract values as of the close of the contract year, including notification of eligibility to exercise the Guaranteed minimum income benefit and/or the Roll-Up benefit base reset option and eligibility to convert the Guaranteed minimum income benefit to the Guaranteed withdrawal benefit for life.


--------------------------------------------------------------------------------
 TELEPHONE OPERATED PROGRAM SUPPORT ("TOPS") AND
 ONLINE ACCOUNT ACCESS SYSTEMS:
--------------------------------------------------------------------------------
TOPS is designed to provide you with up-to-date information via touch-tone telephone. Online Account Access is designed to provide this information through the Internet. You can obtain information on:

o your current account value;

o your current allocation percentages;

o the number of units you have in the variable investment options;

o the daily unit values for the variable investment options; and

o performance information regarding the variable investment options (not available through TOPS).

You can also:

o change your allocation percentages and/or transfer among the investment options (not available through TOPS for Option B transfers);

o rebalance under Option A (through online Account Access only);

o elect to receive certain statements electronically;

o change your address (not available through TOPS);

o change your TOPS personal identification number ("PIN") (through TOPS only) and your Online Account Access password (through Online Account Access only); and

o access Frequently Asked Questions and Service Forms (not available through
  TOPS).

TOPS and Online Account Access are normally available seven days a week, 24 hours a day. You may use TOPS by calling toll free 1-888-909-7770. If you are a client with AXA Advisors you may use Online Account Access by visiting our website at www.axaonline.com and logging in to access your account. All other clients may access Online Account Access by visiting our website at www.axa-equitable.com. Of course, for reasons beyond our control, these services may sometimes be unavailable.

We have established procedures to reasonably confirm that the instructions communicated by telephone or the Internet are genuine. For example, we will require certain personal identification information before we will act on telephone or Internet instructions and we will provide written confirmation of your transfers. If we do not employ reasonable procedures to confirm the genuineness of telephone or Internet instructions, we may be liable for any losses arising out of any act or omission that constitutes negligence, lack of good faith, or will-

8  Who is AXA Equitable?

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ful misconduct. In light of our procedures, we will not be liable for following telephone or Internet instructions we reasonably believe to be genuine.

We reserve the right to limit access to these services if we determine that you engaged in a disruptive transfer activity, such as "market timing" (see "Disruptive transfer activity" in "Transferring your money among investment options" later in this Prospectus).


--------------------------------------------------------------------------------
 CUSTOMER SERVICE REPRESENTATIVE:
--------------------------------------------------------------------------------
You may also use our toll-free number (1-800-789-7771) to speak with one of our customer service representatives. Our customer service representatives are available on any business day from 8:30 a.m. until 5:30 p.m., Eastern time.


WE REQUIRE THAT THE FOLLOWING TYPES OF COMMUNICATIONS BE ON SPECIFIC FORMS WE PROVIDE FOR THAT PURPOSE (AND SUBMITTED IN THE MANNER THAT THE FORMS SPECIFY):

(1) authorization for telephone transfers by your financial professional (available only for contracts distributed through AXA Distributors);

(2)  conversion of a traditional IRA to a Roth IRA contract;

(3)  tax withholding elections;

(4)  election of the beneficiary continuation option;

(5)  IRA contribution recharacterizations;

(6)  Section 1035 exchanges;

(7)  direct transfer and rollovers;

(8)  exercise of the Guaranteed minimum income benefit;

(9) requests to reset your Roll-Up benefit base by electing one of the following: one-time reset option, automatic annual reset program or automatic customized reset program;

(10) requests to opt out of or back into the annual ratchet of the GWBL benefit base;

(11) death claims;

(12) change in ownership (NQ only, if available under your contract);

(13) requests for enrollment in either our Maximum payment plan or Customized payment plan under the GWBL;

(14) purchase by, or change of ownership to, a non natural owner;

(15) requests to collaterally assign your NQ contract;

(16) requests to drop the GWBL or add or drop the Guaranteed minimum income benefit;

(17) election to convert the Guaranteed minimum income benefit to the GWBL at age 80; and

(18) requests to add a Joint life after conversion of the Guaranteed minimum income benefit to the GWBL at age 80.

(19) requests to transfer, re-allocate, rebalance, make subsequent con tributions and change your future allocations (except that certain transactions may be permitted through TOPS and the Online Account Access systems).


WE ALSO HAVE SPECIFIC FORMS THAT WE RECOMMEND YOU USE FOR THE FOLLOWING TYPES OF REQUESTS:

(1)  beneficiary changes;

(2)  contract surrender and withdrawal requests;

(3) general dollar cost averaging (including the fixed dollar and interest sweep options); and

(4)  special dollar cost averaging.


TO CANCEL OR CHANGE ANY OF THE FOLLOWING, WE REQUIRE WRITTEN NOTIFICATION GENERALLY AT LEAST SEVEN CALENDAR DAYS BEFORE THE NEXT SCHEDULED TRANSACTION:

(1) general dollar cost averaging (including the fixed dollar and interest sweep options);

(2)  special dollar cost averaging;

(3)  substantially equal withdrawals;

(4)  systematic withdrawals; and

(5)  the date annuity payments are to begin.


TO CANCEL OR CHANGE EITHER OF THE FOLLOWING, WE REQUIRE WRITTEN NOTIFICATION AT LEAST 30 CALENDAR DAYS PRIOR TO YOUR CONTRACT DATE ANNIVERSARY:

(1)  automatic annual reset program; and

(2)  automatic customized reset program.

You must sign and date all these requests. Any written request that is not on one of our forms must include your name and your contract number along with adequate details about the notice you wish to give or the action you wish us to take.


SIGNATURES:

The proper person to sign forms, notices and requests would normally be the owner. If there are joint owners both must sign.

                                                        Who is AXA Equitable?  9

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Accumulator(R) Elite(SM) at a glance -- key features


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Professional investment      Accumulator(R) Elite(SM)'s variable investment
management                   options invest in different Portfolios managed by
                             professional investment advisers.
--------------------------------------------------------------------------------
Guaranteed interest          o Principal and interest guarantees.
option
                             o Interest rates set periodically.
--------------------------------------------------------------------------------
Account for special dollar   Available for dollar cost averaging all or a
cost averaging               portion of any eligible contribution to your
                             contract.
--------------------------------------------------------------------------------
Tax considerations           o No tax on earnings inside the contract until you
                               make withdrawals from your contract or receive annuity payments.
                             ---------------------------------------------------
                             o No tax on transfers among investment options
                               inside the contract.
                             ---------------------------------------------------
                             If you are purchasing or contributing to an annuity
                             contract which is an Individual Retirement Annuity
                             (IRA) or to fund an employer retirement plan (QP or
                             Qualified Plan), you should be aware that such
                             annuities do not provide tax deferral benefits
                             beyond those already provided by the Internal
                             Revenue Code for these types of arrangements.
                             Before purchasing or contributing to one of these
                             contracts, you should consider whether its features
                             and benefits beyond tax deferral meet your needs
                             and goals. You may also want to consider the
                             relative features, benefits and costs of these
                             annuities compared with any other investment that
                             you may use in connection with your retirement plan
                             or arrangement. Depending on your personal
                             situation, the contract's guaranteed benefits may
                             have limited usefulness because of required minimum
                             distributions ("RMDs").
--------------------------------------------------------------------------------
Guaranteed minimum           The Guaranteed minimum income benefit provides
income benefit               income protection for you during your life once you
                             elect to annuitize the contract by exercising the benefit. If you elect GMIB I--Asset Allocation, your contract will be restricted to Option A. If you elect GMIB II--Custom Selection, you may allocate amounts under either Option A or Option B, and therefore, the fees associated with GMIB
                             II--Custom Selection are higher than those associated with the GMIB I--Asset Allocation. If you do not elect to exercise the Guaranteed minimum income benefit, this benefit will automatically convert to a Guaranteed withdrawal benefit for life as of the contract date anniversary following age
                             80, unless you terminate the benefit.

                             The Guaranteed withdrawal benefit for life
                             guarantees that you can take withdrawals up to a
                             maximum amount each contract year. The benefit is
                             available only on a conversion from the Guaranteed
                             minimum income benefit on the contract date
                             anniversary following age 80. If you have not
                             elected to exercise the Guaranteed minimum income
                             benefit as of the contract date anniversary
                             following age 80, the Guaranteed minimum income
                             benefit will automatically convert to the
                             Guaranteed withdrawal benefit for life effective on
                             that date. Excess withdrawals can cause a
                             significant reduction in your benefit. You will be
                             restricted to Option A under the Guaranteed
                             withdrawal benefit for life.
--------------------------------------------------------------------------------
Contribution amounts         o Initial minimum:      $10,000

                             o Additional minimum:   $500 (NQ and QP)
                                                     $50 (IRA contracts)

                             o No contributions after first contract year (other
                               than QP contracts)
                             ---------------------------------------------------

                             o Maximum contribution limitations apply to all
                               contracts.

                               In general, contributions are limited to $1.5 million ($500,000 for owners or annuitants who are age 81 and older at contract issue) under all Accumulator(R) series with the same owner or annuitant. Subsequent contributions are not permitted after conversion to the Guaranteed withdrawal benefit for life. Upon advance notice to you, we may exercise certain rights we have under the contract regarding contributions, including our rights to (i) change minimum and maximum contribution requirements and limitations, and (ii) discontinue acceptance of contributions. Further, we may at any time exercise our rights to limit or terminate your contributions and transfers to any of the variable investment options and to limit the number of variable investment options which you may elect. For more information, please see "How you can purchase and contribute to your contract" in "Contract features and benefits" later in this Prospectus.
--------------------------------------------------------------------------------

10 Accumulator(R) Elite(SM) at a glance -- key features

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--------------------------------------------------------------------------------
Access to your money        o Partial withdrawals

                            o Several withdrawal options on a periodic basis

                            o Contract surrender

                            o Maximum payment plan (only under contracts with
                              GWBL)

                            o Customized payment plan (only under contracts with
                              GWBL)

                            You may incur a withdrawal charge for certain
                            withdrawals or if you surrender your contract. You
                            may also incur income tax and a tax penalty. Certain
                            withdrawals will diminish the value of optional
                            benefits.
--------------------------------------------------------------------------------
Payout options              o Fixed annuity payout options

                            o Variable Immediate Annuity payout options
                              (described in a separate prospectus for that option)

                            o Income Manager(SM) payout options (described in a
                              separate prospectus for that option)
--------------------------------------------------------------------------------
Additional features         o Guaranteed minimum death benefit options

                            o Dollar cost averaging

                            o Automatic quarterly account value rebalancing
                              (Option B only)

                            o Free transfers

                            o Waiver of withdrawal charge for disability,
                              terminal illness, confinement to a nursing home and certain other withdrawals

                            o Earnings enhancement benefit, an optional death
                              benefit available under certain contracts

                            o Option to add or drop the Guaranteed minimum
                              income benefit after issue

                            o Option to drop the Guaranteed withdrawal benefit
                              for life after conversion

                            o Spousal continuation

                            o Beneficiary continuation option (IRA and NQ only)

                            o Roll-Up benefit base reset
--------------------------------------------------------------------------------
Fees and charges            Please see "Fee table" later in
                            this section for complete
                            details.
--------------------------------------------------------------------------------
Owner and annuitant issue   NQ: 0-85
ages                        Traditional IRA and Roth IRA: 20-85
                            Inherited IRA: 0-70
                            QP (Defined Contribution and Defined Benefit): 20-75
--------------------------------------------------------------------------------

The table above summarizes only certain current key features and benefits of the contract. The table also summarizes certain current limitations, restrictions and exceptions to those features and benefits that we have the right to impose under the contract and that are subject to change in the future. In some cases, other limitations, restrictions and exceptions may apply. The contract may not currently be available in all states. Certain features and benefits described in this Prospectus may vary in your state; all features and benefits may not be available in all contracts, in all states or from all selling broker-dealers. Please see Appendix VI later in this Prospectus for more information on state availability and/or variations of certain features and benefits.

For more detailed information, we urge you to read the contents of this Prospectus, as well as your contract. This Prospectus is not your contract. Your contract and any endorsements, riders and data pages are the entire contract between you and AXA Equitable and governs with respect to all features, benefits, rights and obligations. The contract should be read carefully before investing. This Prospectus provides a description of all material provisions of the contract. Please feel free to speak with your financial professional, or call us, if you have any questions. If for any reason you are not satisfied with your contract, you may return it to us for a refund within a certain number of days. Please see "Your right to cancel within a certain number of days" later in this Prospectus for additional information.


Other contracts

We offer a variety of fixed and variable annuity contracts. They may offer features, including investment options, credits, fees and/or charges that are different from those in the contracts offered by this Prospectus. Not every contract is offered through every selling broker-dealer. Some selling broker-dealers may not offer and/or limit the offering of certain features or options, as well as limit the availability of the contracts, based on issue age or other criteria established by the selling broker-dealer. Upon request, your financial professional can show you information regarding other AXA Equitable annuity contracts that he or she distributes. You can also contact us to find out more about the availability of any of the AXA Equitable annuity contracts.

You should work with your financial professional to decide whether an optional benefit is appropriate for you based on a thorough analysis of your particular insurance needs, financial objectives, investment goals, time horizons and risk tolerance.


                         Accumulator(R) Elite(SM) at a glance -- key features 11

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Fee table


--------------------------------------------------------------------------------

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract. Each of the charges and expenses is more fully described in "Charges and expenses" later in this Prospectus.

The first table describes fees and expenses that you will pay at the time you surrender the contract or if you make certain withdrawals or apply your cash value to certain payout options or if you purchase a Variable Immediate Annuity payout option. Charges designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state, may also apply.(1)



------------------------------------------------------------------------------------------------------------------------------------
 Charges we deduct from your account value at the time you request certain transactions
------------------------------------------------------------------------------------------------------------------------------------
Maximum withdrawal charge as a percentage of contributions with-
drawn(2) (deducted if you surrender your contract or make certain
withdrawals or apply your cash value to certain payout options).                            8.00%

Charge if you elect a variable payout option upon annuitization (which
is described in a separate prospectus for that option)                                      $350
------------------------------------------------------------------------------------------------------------------------------------

The next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including the underlying trust portfolio fees and expenses.

------------------------------------------------------------------------------------------------------------------------------------
 Charges we deduct from your account value on each contract date anniversary
------------------------------------------------------------------------------------------------------------------------------------
Maximum annual administrative charge(3)
   If your account value on a contract date anniversary is less than
   $50,000(4)                                                                               $30
   If your account value on a contract date anniversary is $50,000
   or more                                                                                  $0
------------------------------------------------------------------------------------------------------------------------------------
 Charges we deduct from your variable investment options expressed as an annual percentage of daily net assets(5)
------------------------------------------------------------------------------------------------------------------------------------
SEPARATE ACCOUNT ANNUAL EXPENSES:

Mortality and expense risks                                                                 1.10%(6)
Administrative                                                                              0.30%
Distribution                                                                                0.25%
                                                                                            -------
Total Separate account annual expenses                                                      1.65%
------------------------------------------------------------------------------------------------------------------------------------
 Charges we deduct from your account value each year if you elect any of the following optional benefits
------------------------------------------------------------------------------------------------------------------------------------
Guaranteed minimum death benefit charge (Calculated as a
percentage of the applicable benefit base(7). Deducted annually(8) on each contract date anniversary for which the benefit is in effect.)
   Standard death benefit                                                                   0.00%
   Annual Ratchet to age 80                                                                 0.25%
   Annual Ratchet to age 80 (New York and Washington)                                       0.30%
   Greater of 4% Roll-Up to age 80 or Annual Ratchet to age 80 ("Greater of" GMDB I)
    (only available if you also elect Guaranteed minimum income benefit I - Asset Allocation)

     Maximum Charge (if you elect to reset the Roll-Up benefit
     base, we reserve the right to increase your charge up to):                             0.95%

     Current Charge                                                                         0.80%

   Greater of 4% Roll-Up to age 80 or Annual Ratchet to age 80 ("Greater of" GMDB II)
    (only available if you also elect Guaranteed minimum income benefit II - Custom Selection)
------------------------------------------------------------------------------------------------------------------------------------

12 Fee table
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
--------------------------------------------------------------------------------------------
     Maximum Charge (if you elect to reset the Roll-Up benefit
     base, we reserve the right to increase your charge up to):        1.15%

     Current Charge                                                    1.00%
--------------------------------------------------------------------------------------------
Guaranteed minimum income benefit charge(9) (Calculated as a percentage of the applicable benefit base(7). Deducted annually(8) on each contract date anniversary for which the benefit is in effect.)
   If you elect Guaranteed minimum income benefit I - Asset
   Allocation
     Maximum Charge (if you elect to reset the Roll-Up
     benefit base, we reserve the right to increase your
     charge up to):                                                    1.10%

    Current Charge:                                                    0.80%

   If you elect Guaranteed minimum income benefit II - Custom
   Selection

     Maximum Charge (if you elect to reset the Roll-Up benefit
     base, we reserve the right to increase your charge up to):        1.30%

     Current Charge:                                                   1.00%
--------------------------------------------------------------------------------------------
Earnings enhancement benefit charge(9) (Calculated as a percent-
age of the account value. Deducted annually(3) on each contract date
anniversary for which the benefit is in effect.)                       0.35%
--------------------------------------------------------------------------------------------
Guaranteed withdrawal benefit for life benefit charge(9)(10)
(Available only upon conversion of the Guaranteed minimum income benefit and calculated as a percentage of the GWBL benefit base(7)
deducted annually(8) on each contract date anniversary for which the benefit is in effect.)
   Conversion from Guaranteed minimum income benefit I - Asset Allocation:

     Maximum Charge (If you reset your Guaranteed minimum
     income benefit prior to conversion or if your GWBL benefit base ratchets after conversion, we reserve the right to
     increase your charge up to):                                      1.10%

     Current Charge:                                                   0.80%

   Conversion from Guaranteed minimum income benefit II - Custom Selection:

     Maximum Charge (If you reset your Guaranteed minimum
     income benefit prior to conversion or if your GWBL benefit base ratchets after conversion, we reserve the right to
     increase your charge up to):                                      1.30%

     Current Charge:                                                   1.00%
--------------------------------------------------------------------------------------------

You also bear your proportionate share of all fees and expenses paid by a "Portfolio" that corresponds to any variable investment option you are using. This table shows the lowest and highest total operating expenses charged by any of the Portfolios that you will pay periodically during the time that you own the contract. These fees and expenses are reflected in the Portfolio's net asset value each day. Therefore, they reduce the investment return of the Portfolio and the related variable investment option. Actual fees and expenses are likely to fluctuate from year to year. More detail concerning each Portfolio's fees and expenses is contained in the prospectus for the Portfolio.

--------------------------------------------------------------------------------------------
 Portfolio operating expenses expressed as an annual percentage of daily net assets(5)
--------------------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses for 2008 (expenses that are deducted     Highest
from Portfolio assets including management fees, 12b-1 fees, service fees, and/or  -------
other expenses)(11)                                                                2.04%

                                                                                   Lowest
                                                                                   -------
                                                                                   0.64%
--------------------------------------------------------------------------------------------

                                                                    Fee table 13
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This table shows the fees and expenses for 2008 as an annual percentage of each
Portfolio's daily average net assets.

--------------------------------------------------------------------------------------------
                                              Manage-                            Other
 Portfolio Name                            ment Fees(12)    12b-1 Fees(13)    Expenses(14)
--------------------------------------------------------------------------------------------
 AXA Premier VIP Trust:
--------------------------------------------------------------------------------------------
Multimanager Aggressive Equity                 0.59%            0.25%            0.16%
Multimanager Core Bond                         0.53%            0.25%            0.18%
Multimanager International Equity              0.82%            0.25%            0.21%
Multimanager Large Cap Core Equity             0.69%            0.25%            0.21%
Multimanager Large Cap Growth                  0.75%            0.25%            0.24%
Multimanager Large Cap Value                   0.72%            0.25%            0.20%
Multimanager Mid Cap Growth                    0.80%            0.25%            0.20%
Multimanager Mid Cap Value                     0.80%            0.25%            0.19%
Multimanager Small Cap Growth                  0.85%            0.25%            0.24%
Multimanager Small Cap Value                   0.85%            0.25%            0.19%
Multimanager Technology                        0.95%            0.25%            0.22%
--------------------------------------------------------------------------------------------
 EQ Advisors Trust:
--------------------------------------------------------------------------------------------
AXA Balanced Strategy                          0.10%            0.25%            0.25%
AXA Conservative Growth Strategy               0.10%            0.25%            0.25%
AXA Conservative Strategy                      0.10%            0.25%            0.25%
AXA Growth Strategy                            0.10%            0.25%            0.25%
AXA Moderate Growth Strategy                   0.10%            0.25%            0.25%
EQ/AllianceBernstein International             0.73%            0.25%            0.17%
EQ/AllianceBernstein Small Cap Growth          0.75%            0.25%            0.14%
EQ/AXA Franklin Small Cap Value Core           0.70%            0.25%            0.23%
EQ/AXA Franklin Templeton Founding
 Strategy Core                                 0.05%            0.25%            0.19%
EQ/AXA Templeton Growth Core                   0.70%            0.25%            0.22%
EQ/BlackRock Basic Value Equity                0.56%            0.25%            0.12%
EQ/BlackRock International Value               0.83%            0.25%            0.20%
EQ/Boston Advisors Equity Income               0.75%            0.25%            0.17%
EQ/Calvert Socially Responsible                0.65%            0.25%            0.24%
EQ/Capital Guardian Growth                     0.65%            0.25%            0.15%
EQ/Capital Guardian Research                   0.65%            0.25%            0.12%
EQ/Common Stock Index                          0.35%            0.25%            0.11%
EQ/Core Bond Index                             0.35%            0.25%            0.11%
EQ/Davis New York Venture                      0.85%            0.25%            0.15%
EQ/Equity 500 Index                            0.25%            0.25%            0.14%
EQ/Evergreen Omega                             0.65%            0.25%            0.25%
EQ/Intermediate Government Bond Index          0.35%            0.25%            0.14%
EQ/International Core PLUS                     0.60%            0.25%            0.27%
EQ/International Growth                        0.85%            0.25%            0.27%
EQ/JPMorgan Value Opportunities                0.60%            0.25%            0.16%
EQ/Large Cap Core PLUS                         0.50%            0.25%            0.27%
EQ/Large Cap Growth Index                      0.35%            0.25%            0.13%
EQ/Large Cap Growth PLUS                       0.51%            0.25%            0.23%
EQ/Large Cap Value Index                       0.35%            0.25%            0.17%
EQ/Large Cap Value PLUS                        0.49%            0.25%            0.13%
EQ/Lord Abbett Growth and Income               0.65%            0.25%            0.20%
EQ/Lord Abbett Large Cap Core                  0.65%            0.25%            0.22%
EQ/Mid Cap Index                               0.35%            0.25%            0.12%
EQ/Mid Cap Value PLUS                          0.55%            0.25%            0.22%
EQ/Money Market                                0.30%            0.25%            0.17%
EQ/Oppenheimer Global                          0.95%            0.25%            0.42%
EQ/Oppenheimer Main Street Opportunity         0.85%            0.25%            0.94%
EQ/Oppenheimer Main Street Small Cap           0.90%            0.25%            0.86%
EQ/Quality Bond PLUS                           0.40%            0.25%            0.19%
EQ/Small Company Index                         0.25%            0.25%            0.20%
EQ/T. Rowe Price Growth Stock                  0.80%            0.25%            0.16%
EQ/UBS Growth and Income                       0.75%            0.25%            0.19%
EQ/Van Kampen Comstock                         0.65%            0.25%            0.17%
--------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------
                                              Acquired                                          Net
                                                Fund         Total Annual    Fee Waivers      Annual
                                              Fees and         Expenses        and/or        Expenses
                                              Expenses         (Before         Expense        (After
                                            (Underlying        Expense       Reimburse-       Expense
 Portfolio Name                            Portfolios)(15)   Limitations)     ments(16)     Limitations)
---------------------------------------------------------------------------------------------------------
 AXA Premier VIP Trust:
---------------------------------------------------------------------------------------------------------
Multimanager Aggressive Equity                   --              1.00%            --           1.00%
Multimanager Core Bond                           --              0.96%           0.00%         0.96%
Multimanager International Equity                --              1.28%            --           1.28%
Multimanager Large Cap Core Equity               --              1.15%            --           1.15%
Multimanager Large Cap Growth                    --              1.24%            --           1.24%
Multimanager Large Cap Value                     --              1.17%            --           1.17%
Multimanager Mid Cap Growth                      --              1.25%            --           1.25%
Multimanager Mid Cap Value                       --              1.24%            --           1.24%
Multimanager Small Cap Growth                    --              1.34%            --           1.34%
Multimanager Small Cap Value                     --              1.29%            --           1.29%
Multimanager Technology                         0.01%            1.43%            --           1.43%
---------------------------------------------------------------------------------------------------------
 EQ Advisors Trust:
---------------------------------------------------------------------------------------------------------
AXA Balanced Strategy                           0.62%            1.22%          (0.17)%        1.05%
AXA Conservative Growth Strategy                0.60%            1.20%          (0.20)%        1.00%
AXA Conservative Strategy                       0.56%            1.16%          (0.21)%        0.95%
AXA Growth Strategy                             0.65%            1.25%          (0.15)%        1.10%
AXA Moderate Growth Strategy                    0.63%            1.23%          (0.13)%        1.10%
EQ/AllianceBernstein International               --              1.15%           0.00%         1.15%
EQ/AllianceBernstein Small Cap Growth            --              1.14%            --           1.14%
EQ/AXA Franklin Small Cap Value Core             --              1.18%           0.00%         1.18%
EQ/AXA Franklin Templeton Founding
 Strategy Core                                  0.91%            1.40%          (0.09)%        1.31%
EQ/AXA Templeton Growth Core                     --              1.17%           0.00%         1.17%
EQ/BlackRock Basic Value Equity                  --              0.93%            --           0.93%
EQ/BlackRock International Value                 --              1.28%           0.00%         1.28%
EQ/Boston Advisors Equity Income                 --              1.17%          (0.12)%        1.05%
EQ/Calvert Socially Responsible                  --              1.14%           0.00%         1.14%
EQ/Capital Guardian Growth                       --              1.05%          (0.10)%        0.95%
EQ/Capital Guardian Research                     --              1.02%          (0.05)%        0.97%
EQ/Common Stock Index                            --              0.71%            --           0.71%
EQ/Core Bond Index                               --              0.71%            --           0.71%
EQ/Davis New York Venture                        --              1.25%            --           1.25%
EQ/Equity 500 Index                              --              0.64%            --           0.64%
EQ/Evergreen Omega                               --              1.15%           0.00%         1.15%
EQ/Intermediate Government Bond Index            --              0.74%             --          0.74%
EQ/International Core PLUS                      0.06%            1.18%          (0.02)%        1.16%
EQ/International Growth                          --              1.37%            --           1.37%
EQ/JPMorgan Value Opportunities                  --              1.01%          (0.01)%        1.00%
EQ/Large Cap Core PLUS                          0.03%            1.05%          (0.05)%        1.00%
EQ/Large Cap Growth Index                        --              0.73%            --           0.73%
EQ/Large Cap Growth PLUS                         --              0.99%           0.00%         0.99%
EQ/Large Cap Value Index                         --              0.77%            --           0.77%
EQ/Large Cap Value PLUS                          --              0.87%           0.00%         0.87%
EQ/Lord Abbett Growth and Income                 --              1.10%          (0.10)%        1.00%
EQ/Lord Abbett Large Cap Core                    --              1.12%          (0.12)%        1.00%
EQ/Mid Cap Index                                 --              0.72%            --           0.72%
EQ/Mid Cap Value PLUS                           0.03%            1.05%           0.00%         1.05%
EQ/Money Market                                  --              0.72%            --           0.72%
EQ/Oppenheimer Global                            --              1.62%          (0.27)%        1.35%
EQ/Oppenheimer Main Street Opportunity           --              2.04%          (0.74)%        1.30%
EQ/Oppenheimer Main Street Small Cap             --              2.01%          (0.71)%        1.30%
EQ/Quality Bond PLUS                             --              0.84%            --           0.84%
EQ/Small Company Index                           --              0.70%            --           0.70%
EQ/T. Rowe Price Growth Stock                    --              1.21%          (0.01)%        1.20%
EQ/UBS Growth and Income                         --              1.19%          (0.14)%        1.05%
EQ/Van Kampen Comstock                           --              1.07%          (0.07)%        1.00%
---------------------------------------------------------------------------------------------------------

14 Fee table


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
------------------------------------------------------------------------------------------------------------------------------------
                                                                              Acquired                                      Net
                                                                                Fund        Total Annual  Fee Waivers      Annual
                                                                              Fees and       Expenses        and/or      Expenses
                                                                              Expenses        (Before       Expense       (After
                                 Manage-                        Other       (Underlying       Expense      Reimburse-     Expense
 Portfolio Name               ment Fees(12)  12b-1 Fees(13)  Expenses(14)  Portfolios)(15)  Limitations)    ments(16)   Limitations)
------------------------------------------------------------------------------------------------------------------------------------
 EQ Advisors Trust:
------------------------------------------------------------------------------------------------------------------------------------
EQ/Van Kampen Mid Cap Growth      0.70%         0.25%           0.17%            --            1.12%        (0.02)%        1.10%
------------------------------------------------------------------------------------------------------------------------------------

Notes:

(1) The current tax charge that might be imposed varies by jurisdiction and currently ranges from 0% to 3.5%.

(2) Deducted upon a withdrawal of amounts in excess of the 10% free withdrawal amount, if applicable.

     The withdrawal charge percentage we use is determined       Contract
     by the contract year in which you make the withdrawal       Year
     or surrender your contract. For each contribution, we       1.........8.00%
     consider the contract year in which we receive that         2.........7.00%
     contribution to be"contract year 1"                         3.........6.00%
                                                                 4.........5.00%
                                                                 5+........0.00%

(3) If the contract is surrendered or annuitized or a death benefit is paid on any date other than the contract date anniversary, we will deduct a pro rata portion of the charge for that year.

(4) During the first two contract years this charge, if applicable, is equal to the lesser of $30 or 2% of your account value. Thereafter, if applicable, the charge is $30 for each contract year.

(5) Daily net assets is the sum of the value of the amounts invested in all your portfolios before we deduct applicable contract charges, which are set forth in the tables above.

(6) These charges compensate us for certain risks we assume and expenses we incur under the contract. We expect to make a profit from these charges.

(7) The benefit base is not an account value or cash value. If you elect the Guaranteed minimum income benefit and/or the Guaranteed minimum death benefit at issue, your initial benefit base is equal to your initial contributions to your contract. Subsequent adjustments to the applicable benefit base may result in a benefit base that is significantly different from your total contributions or account value. See "Guaranteed minimum income benefit and Guaranteed minimum death benefit base" and "GWBL benefit base" in "Contract features and benefits" later in this Prospectus.

(8) If the contract is surrendered or annuitized or a death benefit is paid, or the benefit is dropped (if applicable) on any date other than the contract date anniversary, we will deduct a pro rata portion of the charge for that year.

(9) If you elect the Earnings enhancement benefit at issue, and your Guaranteed minimum income benefit then converts to the Guaranteed withdrawal benefit for life, the Earnings enhancement benefit will continue in force after conversion, although it may be adversely affected by withdrawals under the Guaranteed withdrawal benefit for life.

(10) Please see "Guaranteed withdrawal benefit for life ("GWBL")" in "Contract features and benefits" for more information about this feature, including its benefit base and the Annual Ratchet provision, and "Guaranteed withdrawal benefit for life benefit charge" in "Charges and expenses," both later in this Prospectus.

(11) "Total Annual Portfolio Operating Expenses" are based, in part, on estimated amounts for options added during the fiscal year 2008 and for the underlying portfolios.

(12) The management fees for each Portfolio cannot be increased without a vote of that Portfolio's shareholders. See footnote (17) for any expense limitation agreement information.

(13) Portfolio shares are subject to fees imposed under the distribution plans (the "Rule 12b-1 Plan") adopted by the Trusts pursuant to Rule 12b-1 under the Investment Company Act of 1940. The maximum annual distribution and/or service (12b-1) fee for Class B and IB shares is 0.50% of the average daily net assets attributable to those shares. Under arrangements approved by each Trust's Board of Trustees, the distribution and/or service (12b-1) fee currently is limited to 0.25% of the average daily net assets attributable to Class B and Class IB shares of the portfolios. These arrangements will be in effect at least until April 30, 2010.

(14) Other expenses shown are those incurred in 2008. The amounts shown as "Other Expenses" will fluctuate from year to year depending on actual expenses. See footnote (17) for any expense limitation agreement information.

(15) Each of these variable investment options invests in a corresponding Portfolio of one of the Trusts or other unaffiliated investment companies. Each Portfolio, in turn, invests in shares of other Portfolios of the Trusts and/or shares of unaffiliated portfolios ("the underlying portfolios"). Amounts shown reflect each Portfolio's pro rata share of the fees and expenses of the underlying portfolios in which it invests. A "--" indicates that the listed Portfolio does not invest in underlying portfolios.

(16) The amounts shown reflect any fee waivers and/or expense reimbursements that applied to each Portfolio. A"--" indicates that there is no expense limitation in effect. "0.00%" indicates that the expense limitation arrangement did not result in a fee waiver or reimbursement. AXA Equitable, the investment manager of AXA Premier VIP Trust and EQ Advisors Trust, has entered into expense limitation agreements with respect to certain Portfolios, which are effective through April 30, 2010 (unless the Board of Trustees, including a majority of the independent directors, of AXA Premier VIP Trust or EQ Advisors Trust, as applicable, consents to an earlier revision or termination of this arrangement). Under these agreements, AXA Equitable has agreed to waive or limit its fees and assume other expenses of certain Portfolios, if necessary, in an amount that limits each affected Portfolio's Total Annual Expenses (exclusive of interest, taxes, brokerage commissions, capitalized expenditures, expenses of the underlying portfolios in which the Portfolio invests and extraordinary expenses) to not more than the amounts specified in the agreements. Therefore, each Portfolio may at a later date make a reimbursement to AXA Equitable for any of the management fees waived or limited and other expenses assumed and paid by AXA Equitable pursuant to the expense limitation agreements provided that the Portfolio's current annual operating expenses do not exceed the operating expense limit determined for such Portfolio. See the Prospectus for each applicable underlying Trust for more information about the arrangements. In addition, a portion of the brokerage commissions of certain Portfolios of AXA Premier VIP Trust and EQ Advisors Trust is used to reduce the applicable Portfolio's expenses. If the above table reflected both the expense limitation arrangements plus the portion of the brokerage commissions used to reduce Portfolio expenses, the net expenses would be as shown in the table below:


                                                                    Fee table 15


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     -------------------------------------------------
      Portfolio Name
     -------------------------------------------------
      Multimanager Aggressive Equity          0.98%
     -------------------------------------------------
      Multimanager Large Cap Core Equity      1.14%
     -------------------------------------------------
      Multimanager Large Cap Growth           1.15%
     -------------------------------------------------
      Multimanager Large Cap Value            1.15%
     -------------------------------------------------
      Multimanager Mid Cap Growth             1.15%
     -------------------------------------------------
      Multimanager Small Cap Growth           1.29%
     -------------------------------------------------
      Multimanager Small Cap Value            1.23%
     -------------------------------------------------
      Multimanager Technology                 1.42%
     -------------------------------------------------
      EQ/AllianceBernstein Small Cap Growth   1.12%
     -------------------------------------------------
      EQ/Capital Guardian Growth              0.94%
     -------------------------------------------------
      EQ/Capital Guardian Research            0.96%
     -------------------------------------------------
      EQ/Davis New York Venture               1.22%
     -------------------------------------------------
      EQ/Evergreen Omega                      1.13%
     -------------------------------------------------
      EQ/International Core PLUS              1.14%
     -------------------------------------------------
      EQ/Lord Abbett Growth and Income        0.98%
     -------------------------------------------------
      EQ/Lord Abbett Large Cap Core           0.99%
     -------------------------------------------------
      EQ/Mid Cap Value PLUS                   1.04%
     -------------------------------------------------
      EQ/UBS Growth and Income                1.03%
     -------------------------------------------------
      EQ/Van Kampen Comstock                  0.98%
     -------------------------------------------------
      EQ/Van Kampen Mid Cap Growth            1.08%
     -------------------------------------------------

EXAMPLE

This example is intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, separate account annual expenses, and underlying trust fees and expenses (including the underlying portfolio fees and expenses).

The example below shows the expenses that a hypothetical contract owner (who has elected the enhanced death benefit that provides for the "Greater of" GMDB II and the Earnings enhancement benefit with the Guaranteed minimum income benefit II-Custom Selection) would pay in the situations illustrated. The example uses an average annual administrative charge based on the charges paid in 2008, which results in an estimated administrative charge of 0.006% of contract value.

The guaranteed interest option and the account for special dollar cost averaging are not covered by the example. However, the annual administrative charge, the withdrawal charge, the charge for any optional benefits and the charge if you elect a Variable Immediate Annuity payout option do apply to the guaranteed interest option and the account for special dollar cost averaging.

The example assumes that you invest $10,000 in the contract for the time periods indicated, and that your investment has a 5% return each year. Other than the administrative charge (which is described immediately above), the example also assumes maximum contract charges and total annual expenses of the Portfolios (before expense limitations) as set forth in the previous charts. This example should not be considered a representation of past or future expenses for each option. Actual expenses may be greater or less than those shown. Similarly, the annual rate of return assumed in the example is not an estimate or guarantee of future investment performance. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


16 Fee table


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
--------------------------------------------------------------------------------------------
                                                If you surrender your contract at
                                                 the end of the applicable time
                                                             period
--------------------------------------------------------------------------------------------
  Portfolio Name                            1 year     3 years    5 years    10 years
--------------------------------------------------------------------------------------------
  AXA PREMIER VIP TRUST:
--------------------------------------------------------------------------------------------
  Multimanager Aggressive Equity            $1,324     $2,194     $2,694      $5,583
  Multimanager Core Bond                    $1,319     $2,181     $2,675      $5,548
  Multimanager International Equity         $1,353     $2,279     $2,830      $5,824
  Multimanager Large Cap Core Equity        $1,339     $2,239     $2,767      $5,713
  Multimanager Large Cap Growth             $1,349     $2,266     $2,811      $5,790
  Multimanager Large Cap Value              $1,341     $2,245     $2,777      $5,730
  Multimanager Mid Cap Growth               $1,350     $2,269     $2,816      $5,798
  Multimanager Mid Cap Value                $1,349     $2,266     $2,811      $5,790
  Multimanager Technology                   $1,369     $2,324     $2,902      $5,949
--------------------------------------------------------------------------------------------
  EQ ADVISORS TRUST:
--------------------------------------------------------------------------------------------
  AXA Conservative Strategy                 $1,340     $2,242     $2,772      $5,721
  AXA Conservative Growth Strategy          $1,345     $2,254     $2,792      $5,756
  AXA Balanced Strategy                     $1,347     $2,260     $2,801      $5,773
  AXA Growth Strategy                       $1,350     $2,269     $2,816      $5,798
  AXA Moderate Growth Strategy              $1,348     $2,263     $2,806      $5,781
  EQ/AllianceBernstein International        $1,339     $2,239     $2,767      $5,713
  EQ/AllianceBernstein Small Cap Growth     $1,338     $2,236     $2,762      $5,704
  EQ/AXA Franklin Small Cap Value Core      $1,343     $2,248     $2,782      $5,739
  EQ/AXA Franklin Templeton Founding
    Strategy Core                           $1,366     $2,315     $2,888      $5,924
  EQ/AXA Templeton Growth Core              $1,341     $2,245     $2,777      $5,730
  EQ/BlackRock Basic Value Equity           $1,316     $2,172     $2,660      $5,522
  EQ/BlackRock International Value          $1,353     $2,279     $2,830      $5,824
  EQ/Boston Advisors Equity Income          $1,341     $2,245     $2,777      $5,730
  EQ/Calvert Socially Responsible           $1,338     $2,236     $2,762      $5,704
  EQ/Capital Guardian Growth                $1,329     $2,209     $2,719      $5,627
  EQ/Capital Guardian Research              $1,326     $2,200     $2,704      $5,601
  EQ/Common Stock Index                     $1,293     $2,105     $2,552      $5,326
  EQ/Core Bond Index                        $1,293     $2,105     $2,552      $5,326
  EQ/Davis New York Venture                 $1,350     $2,269     $2,816      $5,798
  EQ/Equity 500 Index                       $1,286     $2,084     $2,517      $5,263
  EQ/Evergreen Omega                        $1,339     $2,239     $2,767      $5,713
  EQ/Intermediate Government Bond Index     $1,296     $2,114     $2,567      $5,353
  EQ/International Core PLUS                $1,343     $2,248     $2,782      $5,739
  EQ/International Growth                   $1,362     $2,306     $2,873      $5,899
  EQ/JPMorgan Value Opportunities           $1,325     $2,197     $2,699      $5,592
  EQ/Large Cap Core PLUS                    $1,329     $2,209     $2,719      $5,627
  EQ/Large Cap Growth Index                 $1,295     $2,111     $2,562      $5,344
  EQ/Large Cap Growth PLUS                  $1,323     $2,191     $2,689      $5,575
  EQ/Large Cap Value Index                  $1,299     $2,123     $2,582      $5,380
  EQ/Large Cap Value PLUS                   $1,310     $2,154     $2,631      $5,469
  EQ/Lord Abbett Growth and Income          $1,334     $2,224     $2,743      $5,670
  EQ/Lord Abbett Large Cap Core             $1,336     $2,230     $2,753      $5,687
  EQ/Mid Cap Index                          $1,294     $2,108     $2,557      $5,335
  EQ/Mid Cap Value PLUS                     $1,329     $2,209     $2,719      $5,627
  EQ/Money Market                           $1,294     $2,108     $2,557      $5,335
  EQ/Oppenheimer Global                     $1,389     $2,381     $2,993      $6,106
  EQ/Oppenheimer Main Street Opportunity    $1,433     $2,506     $3,190      $6,440
  EQ/Oppenheimer Main Street Small Cap      $1,430     $2,497     $3,176      $6,417
  EQ/Quality Bond PLUS                      $1,307     $2,145     $2,616      $5,443
  EQ/Small Company Index                    $1,292     $2,102     $2,547      $5,317
  EQ/T. Rowe Price Growth Stock             $1,346     $2,257     $2,796      $5,764
  EQ/UBS Growth and Income                  $1,344     $2,251     $2,787      $5,747
  EQ/Van Kampen Comstock                    $1,331     $2,215     $2,728      $5,644
  EQ/Van Kampen Mid Cap Growth              $1,336     $2,230     $2,753      $5,687
--------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                            If you do not surrender your con-
                                               If you annuitize at the end of the          tract at the end of the applicable
                                                     applicable time period                           time period
------------------------------------------------------------------------------------------------------------------------------------
  Portfolio Name                           1 year     3 years    5 years     10 years    1 year   3 years    5 years     10 years
------------------------------------------------------------------------------------------------------------------------------------
  AXA PREMIER VIP TRUST:
------------------------------------------------------------------------------------------------------------------------------------
  Multimanager Aggressive Equity             N/A       $2,194     $2,694      $5,583      $524     $1,594     $2,694     $5,583
  Multimanager Core Bond                     N/A       $2,181     $2,675      $5,548      $519     $1,581     $2,675     $5,548
  Multimanager International Equity          N/A       $2,279     $2,830      $5,824      $553     $1,679     $2,830     $5,824
  Multimanager Large Cap Core Equity         N/A       $2,239     $2,767      $5,713      $539     $1,639     $2,767     $5,713
  Multimanager Large Cap Growth              N/A       $2,266     $2,811      $5,790      $549     $1,666     $2,811     $5,790
  Multimanager Large Cap Value               N/A       $2,245     $2,777      $5,730      $541     $1,645     $2,777     $5,730
  Multimanager Mid Cap Growth                N/A       $2,269     $2,816      $5,798      $550     $1,669     $2,816     $5,798
  Multimanager Mid Cap Value                 N/A       $2,266     $2,811      $5,790      $549     $1,666     $2,811     $5,790
  Multimanager Technology                    N/A       $2,324     $2,902      $5,949      $569     $1,724     $2,902     $5,949
------------------------------------------------------------------------------------------------------------------------------------
  EQ ADVISORS TRUST:
------------------------------------------------------------------------------------------------------------------------------------
  AXA Conservative Strategy                  N/A       $2,242     $2,772      $5,721      $540     $1,642     $2,772     $5,721
  AXA Conservative Growth Strategy           N/A       $2,254     $2,792      $5,756      $545     $1,654     $2,792     $5,756
  AXA Balanced Strategy                      N/A       $2,260     $2,801      $5,773      $547     $1,660     $2,801     $5,773
  AXA Growth Strategy                        N/A       $2,269     $2,816      $5,798      $550     $1,669     $2,816     $5,798
  AXA Moderate Growth Strategy               N/A       $2,263     $2,806      $5,781      $548     $1,663     $2,806     $5,781
  EQ/AllianceBernstein International         N/A       $2,239     $2,767      $5,713      $539     $1,639     $2,767     $5,713
  EQ/AllianceBernstein Small Cap Growth      N/A       $2,236     $2,762      $5,704      $538     $1,636     $2,762     $5,704
  EQ/AXA Franklin Small Cap Value Core       N/A       $2,248     $2,782      $5,739      $543     $1,648     $2,782     $5,739
  EQ/AXA Franklin Templeton Founding
    Strategy Core                            N/A       $2,315     $2,888      $5,924      $566     $1,715     $2,888     $5,924
  EQ/AXA Templeton Growth Core               N/A       $2,245     $2,777      $5,730      $541     $1,645     $2,777     $5,730
  EQ/BlackRock Basic Value Equity            N/A       $2,172     $2,660      $5,522      $516     $1,572     $2,660     $5,522
  EQ/BlackRock International Value           N/A       $2,279     $2,830      $5,824      $553     $1,679     $2,830     $5,824
  EQ/Boston Advisors Equity Income           N/A       $2,245     $2,777      $5,730      $541     $1,645     $2,777     $5,730
  EQ/Calvert Socially Responsible            N/A       $2,236     $2,762      $5,704      $538     $1,636     $2,762     $5,704
  EQ/Capital Guardian Growth                 N/A       $2,209     $2,719      $5,627      $529     $1,609     $2,719     $5,627
  EQ/Capital Guardian Research               N/A       $2,200     $2,704      $5,601      $526     $1,600     $2,704     $5,601
  EQ/Common Stock Index                      N/A       $2,105     $2,552      $5,326      $493     $1,505     $2,552     $5,326
  EQ/Core Bond Index                         N/A       $2,105     $2,552      $5,326      $493     $1,505     $2,552     $5,326
  EQ/Davis New York Venture                  N/A       $2,269     $2,816      $5,798      $550     $1,669     $2,816     $5,798
  EQ/Equity 500 Index                        N/A       $2,084     $2,517      $5,263      $486     $1,484     $2,517     $5,263
  EQ/Evergreen Omega                         N/A       $2,239     $2,767      $5,713      $539     $1,639     $2,767     $5,713
  EQ/Intermediate Government Bond Index      N/A       $2,114     $2,567      $5,353      $496     $1,514     $2,567     $5,353
  EQ/International Core PLUS                 N/A       $2,248     $2,782      $5,739      $543     $1,648     $2,782     $5,739
  EQ/International Growth                    N/A       $2,306     $2,873      $5,899      $562     $1,706     $2,873     $5,899
  EQ/JPMorgan Value Opportunities            N/A       $2,197     $2,699      $5,592      $525     $1,597     $2,699     $5,592
  EQ/Large Cap Core PLUS                     N/A       $2,209     $2,719      $5,627      $529     $1,609     $2,719     $5,627
  EQ/Large Cap Growth Index                  N/A       $2,111     $2,562      $5,344      $495     $1,511     $2,562     $5,344
  EQ/Large Cap Growth PLUS                   N/A       $2,191     $2,689      $5,575      $523     $1,591     $2,689     $5,575
  EQ/Large Cap Value Index                   N/A       $2,123     $2,582      $5,380      $499     $1,523     $2,582     $5,380
  EQ/Large Cap Value PLUS                    N/A       $2,154     $2,631      $5,469      $510     $1,554     $2,631     $5,469
  EQ/Lord Abbett Growth and Income           N/A       $2,224     $2,743      $5,670      $534     $1,624     $2,743     $5,670
  EQ/Lord Abbett Large Cap Core              N/A       $2,230     $2,753      $5,687      $536     $1,630     $2,753     $5,687
  EQ/Mid Cap Index                           N/A       $2,108     $2,557      $5,335      $494     $1,508     $2,557     $5,335
  EQ/Mid Cap Value PLUS                      N/A       $2,209     $2,719      $5,627      $529     $1,609     $2,719     $5,627
  EQ/Money Market                            N/A       $2,108     $2,557      $5,335      $494     $1,508     $2,557     $5,335
  EQ/Oppenheimer Global                      N/A       $2,381     $2,993      $6,106      $589     $1,781     $2,993     $6,106
  EQ/Oppenheimer Main Street Opportunity     N/A       $2,506     $3,190      $6,440      $633     $1,906     $3,190     $6,440
  EQ/Oppenheimer Main Street Small Cap       N/A       $2,497     $3,176      $6,417      $630     $1,897     $3,176     $6,417
  EQ/Quality Bond PLUS                       N/A       $2,145     $2,616      $5,443      $507     $1,545     $2,616     $5,443
  EQ/Small Company Index                     N/A       $2,102     $2,547      $5,317      $492     $1,502     $2,547     $5,317
  EQ/T. Rowe Price Growth Stock              N/A       $2,257     $2,796      $5,764      $546     $1,657     $2,796     $5,764
  EQ/UBS Growth and Income                   N/A       $2,251     $2,787      $5,747      $544     $1,651     $2,787     $5,747
  EQ/Van Kampen Comstock                     N/A       $2,215     $2,728      $5,644      $531     $1,615     $2,728     $5,644
  EQ/Van Kampen Mid Cap Growth               N/A       $2,230     $2,753      $5,687      $536     $1,630     $2,753     $5,687
------------------------------------------------------------------------------------------------------------------------------------

For information on how your contract works under certain hypothetical circumstances, please see Appendix IV at the end of this Prospectus.

                                                                    Fee table 17
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CONDENSED FINANCIAL INFORMATION

Please see Appendix I at the end of this Prospectus for the unit values and the number of units outstanding as of the end of the periods shown for each of the variable investment options available as of December 31, 2008.


18 Fee table


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1. Contract features and benefits

--------------------------------------------------------------------------------

HOW YOU CAN PURCHASE AND CONTRIBUTE TO YOUR CONTRACT

You may purchase a contract by making payments to us that we call "contributions." We can refuse to accept any application or contribution from you at any time, including after you purchase the contract. We require a minimum initial contribution of $10,000 for you to purchase a contract. Maximum contribution limitations also apply. You may currently make additional contributions of at least $500 each for NQ contracts, $1,000 each for Inherited IRA contracts and $50 each for traditional IRA and Roth IRA contracts, subject to limitations noted below. For all contracts other than QP contracts, you may make additional contributions only during the first contract year. For QP contracts, the maximum aggregate contributions for any contract year is 100% of first-year contributions. The following table summarizes our current rules regarding contributions to your contract, which rules are subject to change. In some states our rules may vary. Both the owner and the annuitant named in the contract must meet the issue age requirements shown in the table, and contributions are based on the age of the older of the original owner and annuitant. Additional contributions may not be permitted in your state. Please see Appendix VI later in this Prospectus to see if additional contributions are currently permitted in your state.

Upon advance notice to you, we may exercise certain rights we have under the contract regarding contributions, including our rights to (i) change minimum and maximum contribution requirements and limitations, and (ii) discontinue acceptance of contributions. We may discontinue acceptance of contributions within the first year. Further, we may at any time exercise our rights to limit or terminate your contributions and transfers to any of the variable investment options and to limit the number of variable investment options which you may elect.

--------------------------------------------------------------------------------
We reserve the right to change our current limitations on your contributions and to discontinue acceptance of contributions.
--------------------------------------------------------------------------------

We may refuse to accept any contribution if the sum of all contributions under all Accumulator(R) series contracts with the same owner or annuitant would then total more than $1,500,000 ($500,000 for owners or annuitants who are age 81 and older at contract issue). If we do accept a contribution over that $1,500,000 threshold, we may require that the account value be allocated according to Option A. For information about Option A, please see "Allocating your contribution" later in this Prospectus. We may also refuse to accept any contribution if the sum of all contributions under all AXA Equitable annuity accumulation contracts with the same owner or annuitant would then total more than $2,500,000. We may waive these contribution limitations based on certain criteria, including benefits that have been elected, issue age, the total amount of contributions, variable investment option allocations and selling broker-dealer compensation. These contribution limitations may not be applicable in your state. Please see Appendix VI later in this Prospectus.

Subsequent contributions are not permitted after conversion to the Guaranteed withdrawal benefit for life.

--------------------------------------------------------------------------------
The "owner" is the person who is the named owner in the contract and, if an individual, is the measuring life for determining contract benefits. The "annuitant" is the person who is the measuring life for determining the contract's maturity date. The annuitant is not necessarily the contract owner. Where the owner of a contract is non-natural, the annuitant is the measuring life for determining contract benefits.
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                Available for
                owner and
                annuitant       Minimum                                                       Limitations on
Contract type   issue ages      contributions           Source of contributions               contributions+
---------------------------------------------------------------------------------------------------------------------------------
NQ              0 through 85    o $10,000 (initial)     o After-tax money.                    o No additional contributions after
                                                                                                the first contract year
                                o $500 (additional)     o Paid to us by check or transfer of
                                                          contract value in a tax-deferred
                                                          exchange under Section 1035 of
                                                          the Internal Revenue Code.
---------------------------------------------------------------------------------------------------------------------------------

                                               Contract features and benefits 19


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
------------------------------------------------------------------------------------------------------------------------------------
                  Available for
                  owner and
                  annuitant       Minimum                                                   Limitations on
Contract type     issue ages      contributions        Source of contributions              contributions+
------------------------------------------------------------------------------------------------------------------------------------
Traditional IRA   20 through 85   o $10,000 (initial)  o Eligible rollover distributions    o No additional contributions after
                                                         from 403(b) plans, qualified         the first contract year.
                                  o $50 (additional)     plans, and governmental employer
                                                         457(b) plans.                      o Contributions after age 70-1/2
                                                                                              must be net of required minimum
                                                       o Rollovers from another tradi-        distributions.
                                                         tional individual retirement
                                                         arrangement.                       o Although we accept regular IRA
                                                                                              contributions (limited to
                                                       o Direct custodian-to-custodian        $5,000), under traditional IRA
                                                         transfers from another               contracts, we intend that the
                                                         traditional individual retirement    contract be used primarily for
                                                         arrangement.                         rollover and direct transfer
                                                                                              contributions.
                                                       o Regular IRA contributions.
                                                                                            o Additional catch-up contributions
                                                       o Additional catch-up                  of up to $1,000 per calendar year
                                                         contributions.                       where the owner is at least age
                                                                                              50 but under age 70-1/2 at any
                                                                                              time during the calendar year for
                                                                                              which the contribution is made.
------------------------------------------------------------------------------------------------------------------------------------
Roth IRA          20 through 85   o $10,000 (initial)  o Rollovers from another Roth IRA.   o No additional contributions after
                                                                                              the first contract year.
                                  o $50 (additional)   o Rollovers from a "designated Roth
                                                         contribution account" under a      o Conversion rollovers after age
                                                         401(k) plan or 403(b) plan.          70-1/2 must be net of required
                                                                                              minimum distributions for the
                                                       o Conversion rollovers from a          traditional IRA or other eligible
                                                         traditional IRA or other             retirement plan which is the
                                                         eligible retirement plan.            source of the conversion
                                                                                              rollover.
                                                       o Direct transfers from another
                                                         Roth IRA.                          o Before 2010, you cannot roll over
                                                                                              funds from a traditional IRA or
                                                       o Regular Roth IRA contributions.      other eligible retirement plan if
                                                                                              your adjusted gross income is
                                                       o Additional catch-up contribu-        $100,000 or more.
                                                         tions.
                                                                                            o Although we accept regular Roth
                                                                                              IRA contributions (limited to
                                                                                              $5,000) under the Roth IRA con-
                                                                                              tracts, we intend that the
                                                                                              contract be used primarily for
                                                                                              rollover and direct transfer
                                                                                              contributions.

                                                                                            o Additional catch-up contributions
                                                                                              of up to $1,000 per calendar year
                                                                                              where the owner is at least age
                                                                                              50 at any time during the calen-
                                                                                              dar year for which the
                                                                                              contribution is made.
------------------------------------------------------------------------------------------------------------------------------------

20 Contract features and benefits
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
------------------------------------------------------------------------------------------------------------------------------------
                      Available for
                      owner and
                      annuitant       Minimum                                                     Limitations on
Contract type         issue ages      contributions          Source of contributions              contributions+
------------------------------------------------------------------------------------------------------------------------------------
Inherited IRA        0 through 70    o $10,000 (initial)    o Direct custodian-to-custodian      o No additional contributions after
Beneficiary Con-                                              transfers of your interest as a      the first contract year.
tinuation Contract                   o $1,000 (additional)    death beneficiary of the deceased
(traditional IRA or                                           owner's traditional individual     o Any additional contributions must
Roth IRA)                                                     retirement arrangement or Roth       be from the same type of IRA of
                                                              IRA to an IRA of the same type.      the same deceased owner.

                                                                                                 o Non-spousal beneficiary direct
                                                                                                   rollover contributions from
                                                                                                   qualified plans, 403(b) plans
                                                                                                   and governmental employer 457(b)
                                                                                                   plans may be made to an Inher-
                                                                                                   ited IRA contract under specified
                                                                                                   circumstances.
------------------------------------------------------------------------------------------------------------------------------------
QP                    20 through 75   o $10,000 (initial)   o Only transfer contributions from   o A separate QP contract must be
                                                              other investments within an          established for each plan
                                      o $500 (additional)     existing qualified plan trust.       participant.

                                                            o The plan must be qualified under   o We do not accept regular ongoing
                                                              Section 401(a) of the Internal       payroll contributions or
                                                              Revenue Code.                        contributions directly from the
                                                                                                   employer.
                                                            o For 401(k) plans, transferred
                                                              contributions may not include any  o Only one additional transfer con-
                                                              after-tax contributions,             tribution may be made during a
                                                              including designated Roth contri-    contract year.
                                                              butions.
                                                                                                 o No additional transfer contribu-
                                                                                                   tions after participant's
                                                                                                   attainment of age 75 or if later,
                                                                                                   the first contract date
                                                                                                   anniversary.

                                                                                                 o Contributions after age 70-1/2
                                                                                                   must be net of any required
                                                                                                   minimum distribution.

                                                                                                 o Maximum aggregate contributions
                                                                                                   for any contract year is 100% of
                                                                                                   first-year contributions.

Please refer to Appendix II at the end of this Prospectus for a discussion of purchase considerations of QP contracts.
------------------------------------------------------------------------------------------------------------------------------------

+ Additional contributions may not be permitted under certain conditions in your state. Please see Appendix VI later in this Prospectus to see if additional contributions are permitted in your state.

See "Tax information" later in this Prospectus for a more detailed discussion of sources of contributions and certain contribution limitations. For information on when contributions are credited under your contract see "Dates and prices at which contract events occur" in "More information" later in this Prospectus. Please review your contract for information on contribution limitations.


                                               Contract features and benefits 21


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OWNER AND ANNUITANT REQUIREMENTS

Under NQ contracts, the annuitant can be different from the owner. A joint owner may also be named. Only natural persons can be joint owners. This means that an entity such as a corporation cannot be a joint owner.

For NQ contracts (with a single owner, joint owners, or a non-natural owner) we permit the naming of joint annuitants only when the contract is purchased through an exchange that is intended not to be taxable under Section 1035 of the Internal Revenue Code. In all cases, the joint annuitants must be spouses. In addition, a spouse may be added as a joint annuitant under a non-natural owner contract upon conversion to the Guaranteed withdrawal benefit for life with a joint life option. See "Additional owner and annuitant requirements" under "Guaranteed withdrawal benefit for life."

Under all IRA contracts, the owner and annuitant must be the same person. In some cases, an IRA contract may be held in a custodial individual retirement account for the benefit of the individual annuitant. See "Inherited IRA beneficiary continuation contract" later in this section for Inherited IRA owner and annuitant requirements.

For the Spousal continuation feature to apply, the spouses must either be joint owners, or, for Single owner contracts, the surviving spouse must be the sole primary beneficiary. The determination of spousal status is made under applicable state law. Certain same-sex spouses or civil union partners may not be eligible for tax benefits under federal law and in some circumstances will be required to take post-death distributions that dilute or eliminate the value of the contractual benefit.

In general, we will not permit a contract to be owned by a minor unless it is pursuant to the Uniform Gift to Minors Act or the Uniform Transfers to Minors Act in your state.

Under QP contracts, the owner must be the trustee of the qualified plan and the annuitant must be the plan participant/employee. See Appendix II at the end of this Prospectus for more information on QP contracts.

Certain benefits under your contract, as described in this Prospectus, are based on the age of the owner. If the owner of the contract is not a natural person, these benefits will be based on the age of the annuitant. Under QP contracts, all benefits are based on the age of the annuitant. In this Prospectus, when we use the terms owner and joint owner, we intend these to be references to annuitant and joint annuitant, respectively, if the contract has a non-natural owner. If the Guaranteed minimum income benefit converts to the Guaranteed withdrawal benefit for life, the terms owner and Successor Owner are intended to be references to annuitant and joint annuitant, respectively, if the contract has a non-natural owner. If the contract is jointly owned or is issued to a non-natural owner and the Guaranteed withdrawal benefit for life is not in effect, benefits are based on the age of the older joint owner or older joint annuitant, as applicable. There are additional owner and annuitant requirements if the Guaranteed minimum income benefit converts to the Guaranteed withdrawal benefit for life. "See Guaranteed withdrawal benefit for life ("GWBL")" in "Contract features and benefits" later in this Prospectus.


PURCHASE CONSIDERATIONS FOR A CHARITABLE REMAINDER TRUST

If you are purchasing the contract to fund a charitable remainder trust and elect either an enhanced death benefit or the Guaranteed minimum income benefit ("GMIB"), which you may be able to convert to the Guaranteed withdrawal benefit for life ("GWBL"), you should strongly consider "split-funding": that is the trust holds investments in addition to this Accumulator(R) Elite(SM) contract. Charitable remainder trusts are required to take specific distributions. The charitable remainder trust annual withdrawal requirement may be equal to a percentage of the donated amount or a percentage of the current value of the donated amount. If your Accumulator(R) Elite(SM) contract is the only source for such distributions, the payments you need to take may significantly reduce the value of those guaranteed benefits. Such amount may be greater than the annual increase in the GMIB, and/or the enhanced death benefit base and/or greater than the Guaranteed annual withdrawal amount under GWBL. See the discussion of these benefits later in this section.


HOW YOU CAN MAKE YOUR CONTRIBUTIONS

Except as noted below, contributions must be by check drawn on a U.S. bank, in U.S. dollars, and made payable to AXA Equitable. We may also apply contributions made pursuant to an intended Section 1035 tax-free exchange or a direct transfer. We do not accept starter checks or travelers' checks. All checks are subject to our ability to collect the funds. We reserve the right to reject a payment if it is received in an unacceptable form.

For your convenience, we will accept initial and additional contributions by wire transmittal from certain broker-dealers who have agreements with us for this purpose. These methods of payment, including circumstances under which such contributions are considered received by us when your order is taken by such broker-dealers. are discussed in detail in "More information" later in this Prospectus.

--------------------------------------------------------------------------------
The "contract date" is the effective date of a contract. This usually is the business day we receive the properly completed and signed application, along with any other required documents, and your initial contribution. Your contract date will be shown in your contract. The 12-month period beginning on your contract date and each 12-month period after that date is a "contract year."
The end of each 12-month period is your "contract date anniversary." For example, if your contract date is May 1, your contract date anniversary is
April 30.
--------------------------------------------------------------------------------

Your initial contribution must generally be accompanied by a completed application and any other form we need to process the payments. If any information is missing or unclear, we will hold the contribution, whether received via check or wire, in a non-interest bearing suspense account while we try to obtain that information. If we are unable to obtain all of the information we require within five business days after we receive an incomplete application or form, we will inform the financial professional submitting the application on


22  Contract features and benefits


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your behalf. We will then return the contribution to you unless you specifically direct us to keep your contribution until we receive the required information. The contribution will be applied as of the date we receive the missing information.

--------------------------------------------------------------------------------
Our "business day" is generally any day the New York Stock Exchange is open for regular trading and generally ends at 4:00 p.m. Eastern Time (or as of an earlier close of regular trading). A business day does not include a day on which we are not open due to emergency conditions determined by the Securities and Exchange Commission. We may also close early due to such emergency conditions. For more information about our business day and our pricing of transactions, please see "Dates and prices at which contract events occur."
--------------------------------------------------------------------------------


WHAT ARE YOUR INVESTMENT OPTIONS UNDER THE CONTRACT?

The contract provides the following investment options: the variable investment options, the guaranteed interest option, and the account for special dollar cost averaging. This section lists each of the variable investment options and describes the guaranteed interest option. The next section, "Allocating your contributions," discusses dollar cost averaging in general, including the account for special dollar cost averaging.

Your investment options depend on whether you select Option A or Option B. If you elect Guaranteed minimum income benefit I - Asset Allocation, your contract will be restricted to Option A. If you elect GMIB II - Custom Selection or if you do not elect a GMIB, you can choose either Option A - Asset Allocation or Option B - Custom Selection. For additional information, see "Allocating your contributions" later in this Prospectus.


VARIABLE INVESTMENT OPTIONS

Your investment results in any one of the variable investment options will depend on the investment performance of the underlying portfolios. You can lose your principal when investing in the variable investment options. In periods of poor market performance, the net return, after charges and expenses, may result in negative yields, including for the EQ/Money Market variable investment option. Listed below are the currently available Portfolios, their investment objectives and their advisers. We may, at any time, exercise our rights to limit or terminate your contributions and allocations to any of the variable investment options and to limit the number of variable investment options which you may elect.


                                              Contract features and benefits  23


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PORTFOLIOS OF THE TRUSTS


The AXA Strategic Allocation Portfolios and the EQ/AXA Franklin Templeton Founding Strategy Core Portfolio offer contract owners a convenient opportunity to invest in other portfolios that are managed and have been selected for inclusion in the AXA Strategic Allocation Portfolios and the EQ/AXA Franklin Templeton Founding Strategy Core Portfolio by AXA Equitable. AXA Advisors, LLC, an affiliated broker-dealer of AXA Equitable, may promote the benefits of such Portfolios to contract owners and/or suggest, incidental to the sale of the contract, that contract owners consider whether allocating some or all of their account value to such Portfolios is consistent with their desired investment objectives. In doing so, AXA Equitable, and/or its affiliates, may be subject to conflicts of interest insofar as AXA Equitable may derive greater revenues from the AXA Strategic Allocation Portfolios and the EQ/AXA Franklin Templeton Founding Strategy Core Portfolio than certain other Portfolios available to you under your contract. In addition, due to the relative diversification of the underlying portfolios covering various asset classes and categories, the AXA Strategic Allocation Portfolios and the EQ/AXA Franklin Templeton Founding Strategy Core Portfolio may enable AXA Equitable to more efficiently manage AXA Equitable's financial risks associated with certain guaranteed features including those optional benefits that restrict allocations to the AXA Strategic Allocation Portfolios and the EQ/AXA Franklin Templeton Founding Strategy Core Portfolio. Please see "Allocating your contributions" in "Contract features and benefits" for more information about your role in managing your allocations.

AXA Equitable serves as the investment manager of the Portfolios of AXA Premier VIP Trust and EQ Advisors Trust. For some Portfolios, AXA Equitable has entered into sub-advisory agreements with investment advisers (the "sub-advisers") to carry out the day-to-day investment decisions for the Portfolios. As such, AXA Equitable oversees the activities of the sub-advisers with respect to the Trusts and is responsible for retaining or discontinuing the services of those sub-advisers. The chart below indicates the sub-adviser(s) for each Portfolio, if any. The chart below also shows thecurrently available Portfolios and their investment objectives.

------------------------------------------------------------------------------------------------------------------------------------
 AXA Premier VIP Trust                                                               Investment Manager (or Sub-Adviser(s), as
 Portfolio Name              Objective                                               applicable)
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER AGGRESSIVE      Long-term growth of capital.                            o AllianceBernstein L.P.
 EQUITY
                                                                                     o ClearBridge Advisors, LLC

                                                                                     o Legg Mason Capital Management, Inc.

                                                                                     o Marsico Capital Management, LLC

                                                                                     o SSgA Funds Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER CORE BOND       To seek a balance of high current income and capital    o BlackRock Financial Management, Inc.
                             appreciation, consistent with a prudent level of risk.
                                                                                     o Pacific Investment Management Company
                                                                                       LLC

                                                                                     o SSgA Funds Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER INTERNATIONAL   Long-term growth of capital.                            o AllianceBernstein L.P.
 EQUITY
                                                                                     o JPMorgan Investment Management Inc.

                                                                                     o Marsico Capital Management, LLC

                                                                                     o SSgA Funds Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER LARGE CAP       Long-term growth of capital.                            o AllianceBernstein L.P.
 CORE EQUITY
                                                                                     o Janus Capital Management LLC

                                                                                     o SSgA Funds Management, Inc.

                                                                                     o Thornburg Investment Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER LARGE CAP       Long-term growth of capital.                            o Goodman & Co. NY Ltd.
 GROWTH
                                                                                     o SSgA Funds Management, Inc.

                                                                                     o T. Rowe Price Associates, Inc.

                                                                                     o Westfield Capital Management Company, L.P.
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER LARGE CAP       Long-term growth of capital.                            o AllianceBernstein L.P.
 VALUE
                                                                                     o Institutional Capital LLC

                                                                                     o MFS Investment Management

                                                                                     o SSgA Funds Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------

24 Contract features and benefits


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
------------------------------------------------------------------------------------------
 AXA Premier VIP Trust
 Portfolio Name              Objective
------------------------------------------------------------------------------------------
MULTIMANAGER MID CAP         Long-term growth of capital.
 GROWTH
------------------------------------------------------------------------------------------
MULTIMANAGER MID CAP VALUE   Long-term growth of capital.
------------------------------------------------------------------------------------------
MULTIMANAGER SMALL CAP       Long-term growth of capital.
 GROWTH
------------------------------------------------------------------------------------------
MULTIMANAGER SMALL CAP       Long-term growth of capital.
 VALUE
------------------------------------------------------------------------------------------
MULTIMANAGER TECHNOLOGY      Long-term growth of capital.
------------------------------------------------------------------------------------------
 EQ Advisors Trust
 Portfolio Name*             Objective
------------------------------------------------------------------------------------------
AXA BALANCED STRATEGY        Seeks long-term capital appreciation and current income.
------------------------------------------------------------------------------------------
AXA CONSERVATIVE GROWTH      Seeks current income and growth of capital, with a
 STRATEGY                    greater emphasis on current income.
------------------------------------------------------------------------------------------
AXA CONSERVATIVE STRATEGY    Seeks a high level of current income.
------------------------------------------------------------------------------------------
AXA GROWTH STRATEGY          Seeks long-term capital appreciation and current income,
                             with a greater emphasis on capital appreciation.
------------------------------------------------------------------------------------------
AXA MODERATE GROWTH          Seeks long-term capital appreciation and current income,
 STRATEGY                    with a greater emphasis on capital appreciation.
------------------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN         Seeks to achieve long-term growth of capital.
 INTERNATIONAL
------------------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN SMALL   Seeks to achieve long-term growth of capital.
 CAP GROWTH
------------------------------------------------------------------------------------------
EQ/AXA FRANKLIN SMALL CAP    Seeks to achieve long-term total return.
 VALUE CORE(1)
------------------------------------------------------------------------------------------
EQ/AXA FRANKLIN TEMPLETON    Primarily seeks capital appreciation and secondarily seeks
 FOUNDING STRATEGY CORE(2)   income.
------------------------------------------------------------------------------------------
EQ/AXA TEMPLETON GROWTH      Seeks to achieve long-term capital growth.
 CORE(3)
------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------
 AXA Premier VIP Trust       Investment Manager (or Sub-Adviser(s), as
 Portfolio Name              applicable)
------------------------------------------------------------------------------------------
MULTIMANAGER MID CAP         o AllianceBernstein L.P.
 GROWTH
                             o Franklin Advisers, Inc.

                             o SSgA Funds Management, Inc.

                             o Wellington Management Company, LLP
------------------------------------------------------------------------------------------
MULTIMANAGER MID CAP VALUE   o AXA Rosenberg Investment Management LLC

                             o SSgA Funds Management, Inc.

                             o Tradewinds Global Investors, LLC

                             o Wellington Management Company, LLP
------------------------------------------------------------------------------------------
MULTIMANAGER SMALL CAP       o Eagle Asset Management, Inc.
 GROWTH
                             o SSgA Funds Management, Inc.

                             o Wells Capital Management Inc.
------------------------------------------------------------------------------------------
MULTIMANAGER SMALL CAP       o Franklin Advisory Services, LLC
 VALUE
                             o Pacific Global Investment Management
                               Company

                             o SSgA Funds Management, Inc.
------------------------------------------------------------------------------------------
MULTIMANAGER TECHNOLOGY      o Firsthand Capital Management, Inc.

                             o RCM Capital Management LLC

                             o SSgA Funds Management, Inc.

                             o Wellington Management Company, LLP
------------------------------------------------------------------------------------------
 EQ Advisors Trust           Investment Manager (or Sub-Adviser(s), as
 Portfolio Name*             applicable)
------------------------------------------------------------------------------------------
AXA BALANCED STRATEGY        o AXA Equitable
------------------------------------------------------------------------------------------
AXA CONSERVATIVE GROWTH      o AXA Equitable
 STRATEGY
------------------------------------------------------------------------------------------
AXA CONSERVATIVE STRATEGY    o AXA Equitable
------------------------------------------------------------------------------------------
AXA GROWTH STRATEGY          o AXA Equitable
------------------------------------------------------------------------------------------
AXA MODERATE GROWTH          o AXA Equitable
 STRATEGY
------------------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN         o AllianceBernstein L.P.
 INTERNATIONAL
------------------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN SMALL   o AllianceBernstein L.P.
 CAP GROWTH
------------------------------------------------------------------------------------------
EQ/AXA FRANKLIN SMALL CAP    o BlackRock Investment Management, LLC
 VALUE CORE(1)
                             o Franklin Advisory Services, LLC
------------------------------------------------------------------------------------------
EQ/AXA FRANKLIN TEMPLETON    o AXA Equitable
 FOUNDING STRATEGY CORE(2)
------------------------------------------------------------------------------------------
EQ/AXA TEMPLETON GROWTH      o BlackRock Investment Management, LLC
 CORE(3)
                             o Templeton Global Advisors Limited
------------------------------------------------------------------------------------------

                                               Contract features and benefits 25


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
------------------------------------------------------------------------------------------
 EQ Advisors Trust
 Portfolio Name*             Objective
------------------------------------------------------------------------------------------
EQ/BLACKROCK BASIC VALUE     Seeks to achieve capital appreciation and secondarily,
 EQUITY                      income.
------------------------------------------------------------------------------------------
EQ/BLACKROCK INTERNATIONAL   Seeks to provide current income and long-term growth of
 VALUE                       income, accompanied by growth of capital.
------------------------------------------------------------------------------------------
EQ/BOSTON ADVISORS EQUITY    Seeks to achieve a combination of growth and income to
 INCOME                      achieve an above-average and consistent total return.
------------------------------------------------------------------------------------------
EQ/CALVERT SOCIALLY          Seeks to achieve long-term capital appreciation.
 RESPONSIBLE
------------------------------------------------------------------------------------------
EQ/CAPITAL GUARDIAN GROWTH   Seeks to achieve long-term growth of capital.
------------------------------------------------------------------------------------------
EQ/CAPITAL GUARDIAN          Seeks to achieve long-term growth of capital.
 RESEARCH
------------------------------------------------------------------------------------------
EQ/COMMON STOCK INDEX(4)     Seeks to achieve a total return before expenses that
                             approximates the total return performance of the Russell
                             3000 Index, including reinvestment of dividends, at a risk level consistent with that of the Russell 3000 Index.
------------------------------------------------------------------------------------------
EQ/CORE BOND INDEX(5)        Seeks to achieve a total return before expenses that
                             approximates the total return performance of the Barclays
                             Capital U.S. Aggregate Bond Index, including reinvest-
                             ment of dividends, at a risk level consistent with that of the Barclays Capital U.S. Aggregate Bond Index.
------------------------------------------------------------------------------------------
EQ/DAVIS NEW YORK VENTURE    Seeks to achieve long-term growth of capital.
------------------------------------------------------------------------------------------
EQ/EQUITY 500 INDEX          Seeks to achieve a total return before expenses that
                             approximates the total return performance of the S&P
                             500 Index, including reinvestment of dividends, at a risk
                             level consistent with that of the S&P 500 Index.
------------------------------------------------------------------------------------------
EQ/EVERGREEN OMEGA           Seeks to achieve long-term capital growth.
------------------------------------------------------------------------------------------
EQ/INTERMEDIATE GOVERNMENT   Seeks to achieve a total return before expenses that
 BOND INDEX(6)               approximates the total return performance of the Barclays
                             Capital Intermediate Government Bond Index, including
                             reinvestment of dividends, at a risk level consistent with that of the Barclays Capital Intermediate Government
                             Bond Index.
------------------------------------------------------------------------------------------
EQ/INTERNATIONAL CORE PLUS   Seeks to achieve long-term growth of capital.
------------------------------------------------------------------------------------------
EQ/INTERNATIONAL GROWTH      Seeks to achieve capital appreciation.
------------------------------------------------------------------------------------------
EQ/JPMORGAN VALUE            Seeks to achieve long-term capital appreciation.
 OPPORTUNITIES
------------------------------------------------------------------------------------------
EQ/LARGE CAP CORE PLUS       Seeks to achieve long-term growth of capital with a sec-
                             ondary objective to seek reasonable current income. For
                             purposes of this Portfolio, the words "reasonable current
                             income" mean moderate income.
------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------
 EQ Advisors Trust           Investment Manager (or Sub-Adviser(s), as
 Portfolio Name*             applicable)
------------------------------------------------------------------------------------------
EQ/BLACKROCK BASIC VALUE     o BlackRock Investment Management, LLC
 EQUITY
------------------------------------------------------------------------------------------
EQ/BLACKROCK INTERNATIONAL   o BlackRock Investment Management
 VALUE                         International Limited
------------------------------------------------------------------------------------------
EQ/BOSTON ADVISORS EQUITY    o Boston Advisors, LLC
 INCOME
------------------------------------------------------------------------------------------
EQ/CALVERT SOCIALLY          o Calvert Asset Management Company, Inc.
 RESPONSIBLE
                             o Bridgeway Capital Management, Inc.
------------------------------------------------------------------------------------------
EQ/CAPITAL GUARDIAN GROWTH   o Capital Guardian Trust Company
------------------------------------------------------------------------------------------
EQ/CAPITAL GUARDIAN          o Capital Guardian Trust Company
 RESEARCH
------------------------------------------------------------------------------------------
EQ/COMMON STOCK INDEX(4)     o AllianceBernstein L.P.
------------------------------------------------------------------------------------------
EQ/CORE BOND INDEX(5)        o SSgA Funds Management, Inc.
------------------------------------------------------------------------------------------
EQ/DAVIS NEW YORK VENTURE    o Davis Selected Advisers, L.P.
------------------------------------------------------------------------------------------
EQ/EQUITY 500 INDEX          o AllianceBernstein L.P.
------------------------------------------------------------------------------------------
EQ/EVERGREEN OMEGA           o Evergreen Investment Management
                               Company, LLC
------------------------------------------------------------------------------------------
EQ/INTERMEDIATE GOVERNMENT   o SSgA Funds Management, Inc.
 BOND INDEX(6)
------------------------------------------------------------------------------------------
EQ/INTERNATIONAL CORE PLUS   o AXA Equitable

                             o Hirayama Investments, LLC

                             o SSgA Funds Management, Inc.

                             o Wentworth Hauser and Violich, Inc.
------------------------------------------------------------------------------------------
EQ/INTERNATIONAL GROWTH      o MFS Investment Management
------------------------------------------------------------------------------------------
EQ/JPMORGAN VALUE            o JPMorgan Investment Management Inc.
 OPPORTUNITIES
------------------------------------------------------------------------------------------
EQ/LARGE CAP CORE PLUS       o AXA Equitable

                             o Institutional Capital LLC

                             o SSgA Funds Management, Inc.
------------------------------------------------------------------------------------------

26 Contract features and benefits


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
------------------------------------------------------------------------------------------
 EQ Advisors Trust
 Portfolio Name*             Objective
------------------------------------------------------------------------------------------
EQ/LARGE CAP GROWTH INDEX    Seeks to achieve a total return before expenses that
                             approximates the total return performance of the Russell
                             1000 Growth Index, including reinvestment of dividends
                             at a risk level consistent with that of the Russell 1000
                             Growth Index.
------------------------------------------------------------------------------------------
EQ/LARGE CAP GROWTH PLUS     Seeks to provide long-term capital growth.
------------------------------------------------------------------------------------------
EQ/LARGE CAP VALUE INDEX     Seeks to achieve a total return before expenses that
                             approximates the total return performance of the Russell
                             1000 Value Index, including reinvestment of dividends, at
                             a risk level consistent with that of the Russell 1000 Value
                             Index.
------------------------------------------------------------------------------------------
EQ/LARGE CAP VALUE PLUS      Seeks to achieve capital appreciation.
------------------------------------------------------------------------------------------
EQ/LORD ABBETT GROWTH AND    Seeks to achieve capital appreciation and growth of
 INCOME                      income without excessive fluctuation in market value.
------------------------------------------------------------------------------------------
EQ/LORD ABBETT LARGE CAP     Seeks to achieve capital appreciation and growth of
 CORE                        income with reasonable risk.
------------------------------------------------------------------------------------------
EQ/MID CAP INDEX             Seeks to achieve a total return before expenses that
                             approximates the total return performance of the S&P
                             Mid Cap 400 Index, including reinvestment of dividends,
                             at a risk level consistent with that of the S&P Mid Cap
                             400 Index.
------------------------------------------------------------------------------------------
EQ/MID CAP VALUE PLUS        Seeks to achieve long-term capital appreciation.
------------------------------------------------------------------------------------------
EQ/MONEY MARKET              Seeks to obtain a high level of current income, preserve
                             its assets and maintain liquidity.
------------------------------------------------------------------------------------------
EQ/OPPENHEIMER GLOBAL        Seeks to achieve capital appreciation.
------------------------------------------------------------------------------------------
EQ/OPPENHEIMER MAIN STREET   Seeks to achieve long-term capital appreciation.
 OPPORTUNITY
------------------------------------------------------------------------------------------
EQ/OPPENHEIMER MAIN STREET   Seeks to achieve capital appreciation.
 SMALL CAP
------------------------------------------------------------------------------------------
EQ/QUALITY BOND PLUS         Seeks to achieve high current income consistent with
                             moderate risk to capital.
------------------------------------------------------------------------------------------
EQ/SMALL COMPANY INDEX       Seeks to replicate as closely as possible (before the
                             deduction of Portfolio expenses) the total return of the
                             Russell 2000 Index.
------------------------------------------------------------------------------------------
EQ/T. ROWE PRICE GROWTH      Seeks to achieve long-term capital appreciation and
 STOCK                       secondarily, income.
------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------
 EQ Advisors Trust           Investment Manager (or Sub-Adviser(s), as
 Portfolio Name*             applicable)
------------------------------------------------------------------------------------------
EQ/LARGE CAP GROWTH INDEX    o AllianceBernstein L.P.
------------------------------------------------------------------------------------------
EQ/LARGE CAP GROWTH PLUS     o AXA Equitable

                             o Marsico Capital Management, LLC

                             o SSgA Funds Management, Inc.
------------------------------------------------------------------------------------------
EQ/LARGE CAP VALUE INDEX     o SSgA Funds Management, Inc.
------------------------------------------------------------------------------------------
EQ/LARGE CAP VALUE PLUS      o AllianceBernstein L.P.

                             o AXA Equitable
------------------------------------------------------------------------------------------
EQ/LORD ABBETT GROWTH AND    o Lord, Abbett & Co. LLC
 INCOME
------------------------------------------------------------------------------------------
EQ/LORD ABBETT LARGE CAP     o Lord, Abbett & Co. LLC
 CORE
------------------------------------------------------------------------------------------
EQ/MID CAP INDEX             o SSgA Funds Management, Inc.
------------------------------------------------------------------------------------------
EQ/MID CAP VALUE PLUS        o AXA Equitable

                             o SSgA Funds Management, Inc.

                             o Wellington Management Company LLP
------------------------------------------------------------------------------------------
EQ/MONEY MARKET              o The Dreyfus Corporation
------------------------------------------------------------------------------------------
EQ/OPPENHEIMER GLOBAL        o OppenheimerFunds, Inc.
------------------------------------------------------------------------------------------
EQ/OPPENHEIMER MAIN STREET   o OppenheimerFunds, Inc.
 OPPORTUNITY
------------------------------------------------------------------------------------------
EQ/OPPENHEIMER MAIN STREET   o OppenheimerFunds, Inc.
 SMALL CAP
------------------------------------------------------------------------------------------
EQ/QUALITY BOND PLUS         o AllianceBernstein L.P.

                             o AXA Equitable

                             o SSgA Funds Management, Inc.
------------------------------------------------------------------------------------------
EQ/SMALL COMPANY INDEX       o AllianceBernstein L.P.
------------------------------------------------------------------------------------------
EQ/T. ROWE PRICE GROWTH      o T. Rowe Price Associates, Inc.
 STOCK
------------------------------------------------------------------------------------------

                                               Contract features and benefits 27

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
------------------------------------------------------------------------------------------
 EQ Advisors Trust
 Portfolio Name*           Objective
------------------------------------------------------------------------------------------
EQ/UBS GROWTH AND INCOME   Seeks to achieve total return through capital appreciation with income as a secondary consideration.
------------------------------------------------------------------------------------------
EQ/VAN KAMPEN COMSTOCK     Seeks to achieve capital growth and income.
------------------------------------------------------------------------------------------
EQ/VAN KAMPEN MID CAP      Seeks to achieve capital growth.
 GROWTH
------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------
 EQ Advisors Trust         Investment Manager (or Sub-Adviser(s), as
 Portfolio Name*           applicable)
------------------------------------------------------------------------------------------
EQ/UBS GROWTH AND INCOME   o UBS Global Asset Management
                             (Americas) Inc.
------------------------------------------------------------------------------------------
EQ/VAN KAMPEN COMSTOCK     o Morgan Stanley Investment Management Inc.
------------------------------------------------------------------------------------------
EQ/VAN KAMPEN MID CAP      o Morgan Stanley Investment Management Inc.
 GROWTH
------------------------------------------------------------------------------------------

* The chart below reflects the portfolio's former name in effect until May 1, 2009. The number in the "Footnote No." column corresponds with the number contained in the chart above.

    --------------------------------------------------------------
     Footnote No.     Portfolio's Former Name
    --------------------------------------------------------------
                      EQ Advisors Trust
    --------------------------------------------------------------
         (1)          EQ/Franklin Small Cap Value
    --------------------------------------------------------------
         (2)          EQ/Franklin Templeton Founding Strategy
    --------------------------------------------------------------
         (3)          EQ/Templeton Growth
    --------------------------------------------------------------
         (4)          EQ/AllianceBernstein Common Stock
    --------------------------------------------------------------
  The chart below reflects the portfolio's former name in effect until January 15, 2009. The number in the "Footnote No." column corresponds with the footnotes contained in the chart above.

    --------------------------------------------------------------
     Footnote No.     Portfolio's Former Name
    --------------------------------------------------------------
                      EQ Advisors Trust
    --------------------------------------------------------------
         (5)          EQ/JPMorgan Core Bond
    --------------------------------------------------------------
         (6)          EQ/AllianceBernstein Intermediate Govern-
                      ment Bond Index
    --------------------------------------------------------------

You should consider the investment objective, risks, and charges and expenses of the Portfolios carefully before investing. The prospectuses for the Trusts contain this and other important information about the Portfolios. The prospectuses should be read carefully before investing. In order to obtain copies of Trust prospectuses that do not accompany this Prospectus, you may call one of our customer service representatives at 1-800-789-7771.


28 Contract features and benefits


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GUARANTEED INTEREST OPTION

The guaranteed interest option is part of our general account and pays interest at guaranteed rates. We discuss our general account under "More information" later in this Prospectus.

We assign an interest rate to each amount allocated to the guaranteed interest option. This rate is guaranteed for a specified period. Therefore, different interest rates may apply to different amounts in the guaranteed interest option.

We credit interest daily to amounts in the guaranteed interest option. There are three levels of interest in effect at the same time in the guaranteed interest option:

(1) the minimum interest rate guaranteed over the life of the contract,

(2) the yearly guaranteed interest rate for the calendar year, and

(3) the current interest rate.

We set current interest rates periodically, according to our procedures that we have in effect at the time. We reserve the right to change these procedures. All interest rates are effective annual rates, but before deduction of annual administrative charges, any withdrawal charges, and any optional benefit charges. See Appendix VI later in this Prospectus for state variations.

Depending on the state where your contract is issued, your lifetime minimum rate ranges from 1.00% to 3.00%. The data page for your contract shows the lifetime minimum rate. Check with your financial professional as to which rate applies in your state. The minimum yearly rate will never be less than the lifetime minimum rate. The minimum yearly rate for 2009 is 1.50% or 3.00%, depending on your lifetime minimum rate. Current interest rates will never be less than the yearly guaranteed interest rate.

Generally, contributions and transfers into and out of the guaranteed interest option are limited. See "Transferring your money among the investment options" later in this Prospectus for restrictions on transfer from the guaranteed interest option.


ACCOUNT FOR SPECIAL DOLLAR COST AVERAGING

The account for special dollar cost averaging is part of our general account. We pay interest at guaranteed rates in this account. We will credit interest to the amounts that you have in the account for special dollar cost averaging every day. We set the interest rates periodically, according to procedures that we have. We reserve the right to change these procedures.

We guarantee to pay our current interest rate that is in effect on the date that your contribution is allocated to this account. Your guaranteed interest rate for the time period you select will be shown in your contract for an initial contribution. The rate will never be less than the lifetime minimum rate for the guaranteed interest option. See "Allocating your contributions" below for rules and restrictions that apply to the special dollar cost averaging program.


ALLOCATING YOUR CONTRIBUTIONS

Your allocation alternatives and procedures depend on whether you select Option A - Asset Allocation or Option B - Custom Selection, which we describe below. You must select either Option A - Asset Allocation or Option B - Custom Selection with your initial contribution. If you elect Guaranteed minimum income benefit I - Asset Allocation, your contract is restricted to Option A. If you elect Guaranteed minimum income benefit II - Custom Selection or if you don't elect a Guaranteed minimum income benefit, you can choose either Option A or Option B. Upon conversion of GMIB to GWBL, your contract will be restricted to Option A. For more information about allocation changes upon an automatic conversion to the Guaranteed withdrawal benefit for life, see "Automatic conversion" in "Guaranteed withdrawal benefit for life" later in this Prospectus.

In addition, if you are permitted to allocate contributions of more than $1,500,000 to Accumulator(R) Series contracts with the same owner or annuitant, we may restrict your contract to Option A. Subsequent contributions will be allocated according to the investment allocations on file. If you would like your subsequent contributions to be allocated differently, you must submit new allocation instructions on a form that we provide. We will not honor letters of instruction directing the allocation. If you submit new allocation instructions for subsequent contributions under Option B, those allocation instructions must comply with the Option B rules that are in effect at the time that you submit the new allocation instructions. Under certain circumstances you may be able or required to switch from Option A or B to the other, under rules we discuss below.


OPTION A -- ASSET ALLOCATION

Under Option A, the Asset Allocation option, all of your account value must be allocated to one or more of the following options: (1) the AXA Strategic Allocation Portfolios; (2) the guaranteed interest option; (3) the EQ/Money Market Portfolio; and (4) the account for special dollar cost averaging.

Allocations must be in whole percentages, and you may change your allocations at any time. No more than 25% of any contribution may be allocated to the guaranteed interest option. The total of your allocations into all available investment options must equal 100%. Your ability to allocate contributions to investment options may be subject to restrictions for contracts issued in certain states. See Appendix VI later in this Prospectus for state variations. Dollar cost averaging programs are available in connection with Option A, and they are discussed in "Dollar cost averaging" below.

You can rebalance your account value under Option A by submitting a request to rebalance your account value as of the date we receive your request, however, scheduled recurring rebalancing is not available. Therefore, any subsequent rebalancing transactions would require a subsequent rebalancing request. Your rebalance request must indicate the percentage you want rebalanced in each investment option (whole percentages only) and must comply with the limits regarding transfers into and out of the guaranteed interest option. You can rebalance only to the investment options available under Option A.

When we rebalance your account, we will transfer amounts among the investment options so that the percentage of your account value in each option at the end of the rebalancing date matches the most recent allocation instructions that we have received from you. Rebal-


                                              Contract features and benefits  29


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ancing does not assure a profit or protect against loss, so you should periodically review your allocation percentages as your needs change.


OPTION B -- CUSTOM SELECTION

Under Option B, the Custom Selection option, all of your account value must be:
(1) allocated to the variable investment options according to the category and investment option limits described below; or (2) allocated to the special dollar cost averaging program. The guaranteed interest option is not available under Option B.

If you do not elect the account for special dollar cost averaging, all of your account value must be allocated among the investment options in the following four categories:

     Category 1 -- Fixed Income
       EQ/Core Bond Index
       EQ/Intermediate Government Bond Index
       EQ/Money Market
       EQ/Quality Bond PLUS
       Multimanager Core Bond

     Category 2 -- Core Diversified Equity
       AXA Balanced Strategy
       AXA Conservative Growth Strategy
       AXA Conservative Strategy
       AXA Growth Strategy
       AXA Moderate Growth Strategy
       EQ/AXA Franklin Templeton Founding Strategy Core
       EQ/BlackRock Basic Value Equity
       EQ/Boston Advisors Equity Income
       EQ/Capital Guardian Research
       EQ/Common Stock Index
       EQ/Equity 500 Index
       EQ/Evergreen Omega
       EQ/JPMorgan Value Opportunities
       EQ/Large Cap Core PLUS
       EQ/Large Cap Growth Index
       EQ/Large Cap Growth PLUS
       EQ/Large Cap Value Index
       EQ/Large Cap Value PLUS
       EQ/Lord Abbett Growth and Income
       EQ/Lord Abbett Large Cap Core
       EQ/Oppenheimer Main Street Opportunity
       EQ/T. Rowe Price Growth Stock
       EQ/UBS Growth and Income
       Multimanager Large Cap Core Equity
       Multimanager Large Cap Value

     Category 3 -- Small Cap/Mid Cap/International
       EQ/AllianceBernstein International
       EQ/AllianceBernstein Small Cap Growth
       EQ/BlackRock International Value
       EQ/International Core PLUS
       EQ/International Growth
       EQ/Mid Cap Index
       EQ/Mid Cap Value PLUS
       EQ/Oppenheimer Global
       EQ/Oppenheimer Main Street Small Cap EQ/Small Company Index Multimanager International Equity
       Multimanager Mid Cap Growth
       Multimanager Mid Cap Value
       Multimanager Small Cap Growth
       Multimanager Small Cap Value

     Category 4 -- Specialty
       EQ/AXA Franklin Small Cap Value Core
       EQ/AXA Templeton Growth Core
       EQ/Calvert Socially Responsible
       EQ/Capital Guardian Growth
       EQ/Davis New York Venture
       EQ/Van Kampen Comstock
       EQ/Van Kampen Mid Cap Growth
       Multimanager Aggressive Equity
       Multimanager Large Cap Growth
       Multimanager Technology

Your contributions in the four categories must also generally be allocated according to the following category and investment option limits.


CATEGORY AND INVESTMENT OPTION LIMITS.

The chart below sets forth the general category and investment option limits of Option B - Custom Selection.
-------------------------------------------------------------------------
                                              3 -- Small/
                                                 Mid/
                  1 -- Fixed     2 -- Core     Interna-      4 -- Spe-
    Category        Income      Diversified     tional        cialty
-------------------------------------------------------------------------
   Maximum for       100%           70%           20%           10%
    category
   Minimum for        30%           0%            0%            0%
    category
   Maximum for      15%(1)        15%(2)        10%(3)          5%
   each option
-------------------------------------------------------------------------
(1) EQ/Core Bond Index, EQ/Intermediate Government Bond Index and EQ/Money Market have a 30% per option maximum limit.

(2) AXA Balanced Strategy, AXA Conservative Growth Strategy, AXA Conservative Strategy, AXA Growth Strategy and AXA Moderate Growth Strategy have a 70% per option maximum limit. EQ/Common Stock Index, EQ/Equity 500 Index, EQ/Large Cap Growth Index and EQ/Large Cap Value Index have a 35% per option maximum limit.

(3) EQ/Mid Cap Index and EQ/Small Company Index have 20% per option maximum limit.

There are no minimum allocations for any one investment option. Allocations must be in whole percentages. The total of your allocations into all available investment options must equal 100%. Your ability to allocate contributions to investment options may be subject to restrictions in certain states. See Appendix VI later in this Prospectus for state variations.

QUARTERLY REBALANCING (OPTION B -- CUSTOM SELECTION ONLY). Under Option B, your account value will be rebalanced automatically each quarter of your contract year. Rebalancing will occur on the same day of the month as your contract date. If that date is after the 28th of a month, rebalancing will occur on the first business day of the following month. If the date occurs on a date other than a business day, the


30  Contract features and benefits


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rebalancing will occur on the next business day. The rebalance for the last quarter of the contract year will occur on the contract anniversary date. If this date occurs on a day other than a business day, the rebalance will occur on the business day immediately preceding the contract anniversary date. When we rebalance your account, we will transfer amounts among the investment options so that the percentage of your account value in each option at the end of the rebalancing date matches the most recent allocation instructions that we have received from you. Rebalancing does not assure a profit or protect against loss, so you should periodically review your allocation percentages as your needs change. You may request a rebalancing on the transaction date of a subsequent contribution.

TRANSFERS. Generally, you may transfer your account value among the variable investment options. However, under Option A, a transfer into the guaranteed interest option (other than a transfer pursuant to a dollar cost averaging program) will not be permitted if such transfer would result in more than 25% of the account value being allocated to the guaranteed interest option, based on the account value as of the previous business day.

You may make transfers among the investment options available under Option B, provided that the transfer meets the category and investment option limits in place at the time of the transfer. In the remainder of this section, we explain our current Option B transfer rules, which we may change in the future. You may make a transfer from one investment option to another investment option within the same category provided the resulting allocation to the receiving investment option does not exceed the investment option maximum in place at the time of the transfer. You can make a transfer from an investment option in one category to an investment option in another category as long as the minimum rules for the transferring category, the minimum and maximum rules for the receiving category and the maximum rule for the receiving investment option are met. You may also request a transfer that would reallocate your account value based on percentages, provided those percentages are consistent with the category and investment option limits in place at the time of the transfer. In calculating the limits for any transfer, we use the account value percentages as of the date prior to the transfer. Transfer requests do not change the allocation instructions on file for any future contribution or rebalancing, although transfer requests will be considered subject to the Custom Selection rules at the time of the request. An investment option transfer under Option B does not automatically change your allocation instructions for the rebalancing of your account on a quarterly basis. This means that upon the next scheduled rebalancing, we will transfer amounts among your investment options pursuant to the allocation instructions previously on file for your account. If you wish to change your allocation instructions for the quarterly rebalancing of your account, these instructions must meet the category and investment option limits in place at the time of the transfer and must be made in writing on a form we provide and sent to the processing office. Please note, however, that an allocation change for future contributions will automatically change the rebalancing instructions on file for your account. For more information about transferring your account value. Please see "Transferring your money among investment options" later in this prospectus.

ALLOCATION INSTRUCTION CHANGES. You may change your instructions for allocations of future contributions. Any revised allocation instructions will also be used for quarterly rebalancing. Any revised allocation instructions must meet the category and investment limits in place at the time that the instructions are received.

POSSIBLE CHANGES TO THE CATEGORY AND INVESTMENT OPTION LIMITS. We may in the future revise the category limits, the investment limits, the categories themselves, and the investment options within each category. If we change an investment option from one category to another, you need not change your allocation instructions on file if you do not have any allocations to that option or you do not initiate a transfer request to that option. However, while you do not need to change your allocation instructions on file, if you submit a transfer request after there has been a change in category or investment option limits, you will be subject to the new category and investment option limits for future transactions. If you have an allocation to an investment option for which there has been a change and you submit a transfer request, we will require that you change your allocation instructions on file to comply with the new category and investment option limits if your instructions on file do not comply with the new rules. Any changes to category or investment option limits will not be applicable to subsequent contributions unless you change your allocation instructions or request a transfer. We may make changes to the category and investment option limits due to changes in the options, such as reorganizations or substitutions.


SWITCHING BETWEEN OPTIONS

If you elect the Guaranteed minimum income benefit I - Asset Allocation, your contract will be restricted to Option A (even if you drop the Guaranteed minimum income benefit I - Asset Allocation). If you elect either Guaranteed minimum income benefit and it converts to the Guaranteed withdrawal benefit for life, your contract will be restricted to Option A at the time of the conversion. For more information about allocation changes upon an automatic conversion to the Guaranteed withdrawal benefit for life, see "Automatic conversion" in "Guaranteed withdrawal benefit for life" later in this Prospectus.

If you do not have the Guaranteed minimum income benefit I - Asset Allocation or have not converted to the Guaranteed withdrawal benefit for life, you may select either Option A or Option B. In addition, you may switch between Option A and Option B. There are currently no limits on the number of switches between options, but the Company reserves the right to impose a limit. If you move from one option to another, you are subject to the rules applicable to the new option that are in place at the time of the switch.


YOUR RESPONSIBILITY FOR ALLOCATION DECISIONS

The contract is between you and AXA Equitable. The contract is not an investment advisory account, and AXA Equitable is not providing any investment advice or managing the allocations under your contract. In the absence of a specific written arrangement to the contrary, you, as the owner of the contract, have the sole authority to make investment allocations and other decisions under the contract. If your financial professional is with AXA Advisors, he or she is acting as a broker-dealer registered representative, and is not authorized to act as an

                                              Contract features and benefits  31


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investment advisor or to manage the allocations under your contract. If your financial professional is a registered representative with a broker-dealer other than AXA Advisors, you should speak with him/her regarding any different arrangements that may apply.

DOLLAR COST AVERAGING

We offer a variety of dollar cost averaging programs. Under Option A or Option B, you may participate in the special dollar cost averaging program. Under Option A, but not Option B, you may participate in one of two Investment simplifier programs or the general dollar cost averaging program. You may only participate in one program at a time. Each program allows you to gradually allocate amounts to available investment options by periodically transferring approximately the same dollar amount to the investment options you select. Under Option A, your dollar cost averaging transfer allocations to the guaranteed interest option cannot exceed 25% of your dollar cost averaging transfer allocations. Under Option B, dollar cost averaging transfer allocations must also meet Custom Selection guidelines. Regular allocations to the variable investment options will cause you to purchase more units if the unit value is low and fewer units if the unit value is high. Therefore, you may get a lower average cost per unit over the long term. These plans of investing, however, do not guarantee that you will earn a profit or be protected against losses. If a transfer occurs on the same day as a rebalancing, the transfer will be processed before the rebalancing transaction.

--------------------------------------------------------------------------------
Units measure your value in each variable investment option.
--------------------------------------------------------------------------------

SPECIAL DOLLAR COST AVERAGING PROGRAM. Under the special dollar cost averaging program, you may choose to allocate all or a portion of any eligible contribution to the account for special dollar cost averaging. Under Option A, you may allocate some or all of your contribution to the program. If you elect to allocate only some of your contribution to the program, the remaining contribution amount will be invested as directed in the investment options available under Option A. For amounts allocated to the program, you may provide allocation instructions different than the allocation instructions applicable to the amounts invested directly under Option A. Under Option B, if you elect the program, 100% of your contributions must be allocated to the program. Under the program, we will transfer account value into the investment options based on the most recent allocation instructions we have received from you. Under Option A or Option B, your initial allocation to the program must be at least $2,000 and you may allocate a subsequent contribution to an existing program as long as the contribution to the program is at least $250. Contributions into the program must be new contributions. In other words, you may not make transfers from amounts allocated in other investment options to initiate the program. You may only have one time period in effect at any time and once you select a time period, you may not change it. In Pennsylvania, we refer to this program as "enhanced rate dollar cost averaging."

We will transfer amounts from the account for special dollar cost averaging into the investment options over an available time period that you select. We offer time periods of 3, 6 or 12 months during which you will receive an enhanced interest rate. We may also offer other time periods. Your financial professional can provide information on the time periods and interest rates currently available in your state, or you may contact our processing office. If the special dollar cost averaging program is selected at the time of application to purchase the Accumulator(R) Elite(SM) contract, a 60 day rate lock will apply from the date of application. Any contribution(s) received during this 60 day period will be credited with the interest rate offered on the date of application for the remainder of the time period selected at application. Any contribution(s) received after the 60 day rate lock period has ended will be credited with the then current interest rate for the remainder of the time period selected at application. Contribution(s) made to a special dollar cost averaging program selected after the Accumulator(R) Elite(SM) contract has been issued will be credited with the then current interest rate on the date the contribution is received by AXA Equitable for the time period initially selected by you. Once the time period you selected has expired, you may then elect to participate in the special money market dollar cost averaging program for an additional time period if you are still eligible to make contributions under your contract. At that time, you may also select a different allocation for transfers to the variable investment options, or, if you wish, we will continue to use the selection that you have previously made. Currently, your account value will be transferred from the account for special dollar cost averaging into the investment options on a monthly basis. We may offer this program in the future with transfers on a different basis.

We will transfer all amounts out of the account for special dollar cost averaging by the end of the chosen time period. The transfer date will be the same day of the month as the contract date, but not later than the 28th day of the month. For a special dollar cost averaging program selected after application, the first transfer date and each subsequent transfer date for the time period selected will be one month from the date the first contribution is made into the special dollar cost averaging program, but not later than the 28th day of the month.

The only transfers that will be made from the account for special dollar cost averaging are your regularly scheduled transfers to the investment options. If you request to transfer or withdraw any other amounts from the account for special dollar averaging, we will transfer all of the value that you have remaining in the account for special dollar cost averaging to the investment options according to the allocation percentages for special dollar cost averaging we have on file for you. You may ask us to cancel your participation at any time.

If the Guaranteed minimum income benefit converts to the Guaranteed withdrawal benefit for life, the special dollar cost averaging program is not available.

GENERAL DOLLAR COST AVERAGING PROGRAM. Under Option A, if your account value in the EQ/Money Market option is at least $5,000, you may choose, at any time, to have a specified dollar amount or percentage of your value transferred from that option to the other investment options. Under Option A, the investment options to which transfers are made under the program may be different than the investment options you have selected for allocation of your contributions. You can select to have transfers made on a monthly, quarterly or annual basis. The transfer date will be the same calendar day of the month as the contract date, but not later than the 28th day of the month. You can also specify the number of transfers or instruct us to continue making the


32  Contract features and benefits


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transfers until all amounts in the EQ/Money Market option have been transferred out. The minimum amount that we will transfer each time is $250.

If, on any transfer date, your value in the EQ/Money Market option is equal to or less than the amount you have elected to have transferred, the entire amount will be transferred. The general dollar cost averaging program will then end. You may change the transfer amount once each contract year or cancel this program at any time.

INVESTMENT SIMPLIFIER. Under Option A, we offer two Investment simplifier options which are dollar cost averaging programs. You may not participate in an Investment simplifier option when you are participating in the special dollar cost averaging program or the general dollar cost averaging program. The Investment simplifier options are not available under Option B.

Fixed-dollar option. Under this option, you may elect to have a fixed-dollar amount transferred out of the guaranteed interest option and into the investment options available under Option A. Transfers may be made on a monthly, quarterly or annual basis. You can specify the number of transfers or instruct us to continue to make transfers until all available amounts in the guaranteed interest option have been transferred out.

In order to elect the fixed-dollar option, you must have a minimum of $5,000 in the guaranteed interest option on the date we receive your election form at our processing office. The transfer date will be the same calendar day of the month as the contract date but not later than the 28th day of the month. The minimum transfer amount is $50. Unlike the account for special dollar cost averaging, this option does not offer enhanced rates. Also, this option is subject to the guaranteed interest option transfer limitations described under "Transferring your account value" in "Transferring your money among investment options" later in this Prospectus. While the program is running, any transfer that exceeds those limitations will cause the program to end for that contract year. You will be notified. You must send in a request form to resume the program in the next or subsequent contract years.

If, on any transfer date, your value in the guaranteed interest option is equal to or less than the amount you have elected to have transferred, the entire amount will be transferred, and the program will end. You may change the transfer amount once each contract year or cancel this program at any time.

Interest sweep option. Under this option, you may elect to have monthly transfers from amounts in the guaranteed interest option into the variable investment options are available under Option A. The transfer date will be the last business day of the month. The amount we will transfer will be the interest credited to amounts you have in the guaranteed interest option from the last business day of the prior month to the last business day of the current month. You must have at least $7,500 in the guaranteed interest option on the date we receive your election. We will automatically cancel the interest sweep program if the amount in the guaranteed interest option is less than $7,500 on the last day of the month for two months in a row. For the interest sweep option, the first monthly transfer will occur on the last business day of the month following the month that we receive your election form at our processing office.

INTERACTION OF DOLLAR COST AVERAGING AND INVESTMENT SIMPLIFIER WITH OTHER CONTRACT FEATURES AND BENEFITS

You may only participate in one dollar cost averaging program at a time. See "Transferring your money among investment options" later in this Prospectus. If a dollar cost averaging transfer occurs on the same day as a rebalancing, the transfer will be processed before the rebalancing. If your Guaranteed minimum income benefit converts to the Guaranteed withdrawal benefit for life, that will terminate any dollar cost averaging program you have in place at the time, and may limit your ability to elect a new dollar cost averaging program after conversion. See "Guaranteed withdrawal benefit for life ("GWBL") "later in this Prospectus. Also, for information on how the dollar cost averaging program you select may affect certain guaranteed benefits see "Guaranteed minimum death benefit and Guaranteed minimum income benefit base" below.

We do not deduct a transfer charge for any transfer made in connection with our dollar cost averaging and Investment Simplifier programs. Not all dollar cost averaging programs are available in all states (see Appendix VI later in this Prospectus for more information on state availability).


GUARANTEED MINIMUM DEATH BENEFIT AND GUARANTEED MINIMUM INCOME BENEFIT BASE

The Guaranteed minimum death benefit base and Guaranteed minimum income benefit base (hereinafter, in this section called your "benefit base") are used to calculate the Guaranteed minimum income benefit and the death benefits, as described in this section. The benefit base for the Guaranteed minimum income benefit and an enhanced death benefit will be calculated as described below in this section whether these options are elected individually or in combination. Your benefit base is not an account value or a cash value. See also "Guaranteed minimum income benefit" and "Guaranteed minimum death benefit" below.

If you add a Guaranteed minimum income benefit to your contract after issue, we will calculate each of the benefit bases described in this section using your account value on the contract date anniversary the Guaranteed minimum income benefit becomes effective under your contract (the "GMIB effective date") rather than your initial contribution, for purposes of determining the Guaranteed minimum income benefit. See "Adding the Guaranteed minimum income benefit after issue" later in this section. When we describe withdrawals and additional contributions in this section, we mean withdrawals and additional contributions made after the GMIB effective date.

As discussed immediately below, when calculating your Guaranteed minimum income benefit and Guaranteed minimum death benefit, one of your benefit bases may apply: (1) the Standard death benefit is based on the Standard death benefit benefit base; (2) the Annual Ratchet to age 80 enhanced death benefit is based on the Annual Ratchet to age 80 benefit base; (3) Greater of 4% Roll-Up to age 80 or Annual Ratchet to age 80 for the "Greater of" GMDB I enhanced death benefit AND GMIB I - Asset Allocation are based on the 4% Roll-Up to age 80 benefit base and the Annual Ratchet to age 80 benefit base; or (4) Greater of 4% Roll-Up to age 80 or the Annual Ratchet to age 80 for the "Greater of" GMDB II enhanced death benefit AND


                                              Contract features and benefits  33


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GMIB II - Custom Selection are based on the 4% Roll-Up to age 80 benefit base and the Annual Ratchet to age 80 benefit base. The Guaranteed minimum death benefits under options 3 and 4 are collectively referred to as the "Greater of" enhanced death benefits.


STANDARD DEATH BENEFIT.

Your benefit base is equal to:

o your initial contribution and any additional contributions to the contract;
  less

o a deduction that reflects any withdrawals you make (including any applicable withdrawal charges). The amount of this deduction is described under "How withdrawals affect your Guaranteed minimum income benefit, and Guaranteed minimum death benefit" in "Accessing your money" later in this Prospectus. The amount of any withdrawal charge is described under "Withdrawal charge" in "Charges and expenses" later in the Prospectus.


4% ROLL-UP TO AGE 80 BENEFIT BASE
(USED FOR THE "GREATER OF" GMDB I ENHANCED DEATH BENEFIT, "GREATER OF" GMDB II ENHANCED DEATH BENEFIT, GMIB I - ASSET ALLOCATION AND GMIB II - CUSTOM SELECTION)

Your benefit base is equal to:

o your initial contribution and any additional contributions to the contract;
  plus

o daily roll-up; less

o a deduction that reflects any withdrawals you make (including any applicable withdrawal charges). The amount of this deduction is described under "How withdrawals affect your Guaranteed minimum income benefit and Guaranteed minimum death benefit" in "Accessing your money" and the section entitled "Charges and expenses" later in this Prospectus. The amount of any withdrawal charge is described under "Withdrawal charge" in "Charges and expenses" later in the Prospectus.

The effective annual roll-up rate credited to this benefit base is:

o 4% with respect to the variable investment options (other than EQ/Money Market) and the account for special dollar cost averaging. Please see Appendix VI later in this Prospectus to see what applies in your state; and

o 2% with respect to the EQ/Money Market and the guaranteed interest option (if applicable).

Each daily roll-up is included in the benefit base for purposes of calculating the daily roll-up the next day, so the benefit base compounds daily at the effective annual rate noted above.

The benefit base stops rolling up on the contract date anniversary following the owner's (or older joint owner's, if applicable) 80th birthday.

See Appendix III for an example of the relationship between the benefit base calculated on the 4% Roll-Up to age 80 and a hypothetical account value.

ANNUAL RATCHET TO AGE 80 BENEFIT BASE
(USED FOR THE ANNUAL RATCHET TO AGE 80 ENHANCED DEATH BENEFIT, "GREATER OF" GMDB I OR "GREATER OF" GMDB II ENHANCED DEATH BENEFIT AND FOR THE CORRESPONDING GUARANTEED MINIMUM INCOME BENEFIT)

If you have not taken a withdrawal from your contract, your benefit base is equal to the greater of either:

o your initial contribution to the contract (plus any additional contributions),

or

o your highest account value on any contract date anniversary up to the contract date anniversary following the owner's (or older joint owner's, if applicable) 80th birthday (plus any contributions made since the most recent Annual Ratchet).

If you take a withdrawal from your contract, your benefit base will be reduced as described under "How withdrawals affect your Guaranteed minimum income benefit and Guaranteed minimum death benefit" in "Accessing your money" later in this Prospectus. The amount of any withdrawal charge is described under "Withdrawal charge" in "Charges and expenses" later in this Prospectus. After such withdrawal, your benefit base is equal to the greater of either:

o your benefit base immediately following the most recent withdrawal (plus any additional contributions made after the date of such withdrawal),

or

o your highest account value on any contract date anniversary after the date of the most recent withdrawal, up to the contract date anniversary following the owner's (or older joint owner's, if applicable) 80th birthday (plus any contributions made since the most recent Annual Ratchet after the date of such withdrawal).

See Appendix III for an example of the relationship between the benefit base calculated based on the Annual Ratchet to age 80 and a hypothetical account value.


"GREATER OF" GMDB I ENHANCED DEATH BENEFIT, "GREATER OF" GMDB II ENHANCED DEATH BENEFIT, GMIB I - ASSET ALLOCATION AND GMIB II - CUSTOM SELECTION BENEFIT BASES

Your benefit base is equal to the greater of the benefit base computed for the 4% Roll-Up to age 80 or the benefit base computed for the Annual Ratchet to age 80, as described immediately above, on each contract date anniversary. For the Guaranteed minimum income benefit, the benefit base is reduced by any applicable withdrawal charge remaining when the option is exercised prior to the contract date anniversary following age 80. For more information see "Withdrawal charge" in "Charges and expenses" later in this Prospectus.

ROLL-UP BENEFIT BASE RESET

As described in this section, you will be eligible to reset your Guaranteed minimum income benefit Roll-Up benefit base on certain contract


34  Contract features and benefits


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date anniversaries. The reset amount will equal the account value as of the contract date anniversary on which you reset your Roll-Up benefit base. The Roll-Up continues to age 80 on any reset benefit base.

If you elect GMIB I - Asset Allocation with or without the "Greater of" GMDB I enhanced death benefit, you are eligible to reset the Roll-Up benefit base for these guaranteed benefits to equal the account value on any contract date anniversary starting with your second contract date anniversary and ending with the contract date anniversary following your 80th birthday.

If you elect GMIB II - Custom Selection with or without the "Greater of" GMDB II enhanced death benefit, you are eligible to reset the Roll-Up benefit base for these guaranteed benefits to equal the account value on any contract date anniversary starting with your second contract date anniversary and ending with the contract date anniversary following your 80th birthday.

If you elect both a "Greater of" enhanced death benefit and a Guaranteed minimum income benefit, the Roll-Up benefit bases for both are reset simultaneously when you request a Roll-Up benefit base reset. You cannot elect a Roll-Up benefit base reset for one benefit and not the other.

We will send you a notice in the annual statement each year that the Roll-Up benefit base is eligible to be reset, and you will have 30 days from your contract date anniversary to reset your Roll-Up benefit base. If your request to reset your Roll-Up benefit base is received at our processing office more than 30 days after your contract date anniversary, your Roll-Up benefit base will reset on the next contract date anniversary on which you are eligible for a reset. You may choose one of the three available reset methods: one-time reset option, automatic annual reset program or automatic customized reset program.

--------------------------------------------------------------------------------
ONE-TIME RESET OPTION - resets your Roll-Up benefit base on a single contract date anniversary.
AUTOMATIC ANNUAL RESET PROGRAM - automatically resets your Roll-Up benefit base on each contract date anniversary you are eligible for a reset.
AUTOMATIC CUSTOMIZED RESET PROGRAM - automatically resets your Roll-Up benefit base on each contract date anniversary, if eligible, for the period you designate.
--------------------------------------------------------------------------------

If you wish to cancel your elected reset program, your request must be received by our processing office at least 30 days prior to your contract date anniversary to terminate your reset program for such contract date anniversary. Cancellation requests received after this deadline will be applied the following year. A reset cannot be cancelled after it has occurred. For more information, see "How to reach us" earlier in this Prospectus. If you die before the contract date anniversary following age 80 and your spouse continues the contract, the benefit base will be eligible to be reset on each contract date anniversary, as described above.

If you elect to reset your Roll-Up benefit bases, we may increase the charge for the Guaranteed minimum income benefit and the "Greater of" enhanced death benefit. There is no charge increase for the Annual Ratchet to age 80 enhanced death benefit. See both "Guaranteed minimum death benefit charge" and "Guaranteed minimum income benefit charge" in "Charges and expenses" later in this Prospectus for more information.

It is important to note that once you have reset your Roll-Up benefit base, a new waiting period to exercise the Guaranteed minimum income benefit will apply from the date of the reset. See "Exercise rules" under "Guaranteed minimum income benefit" and "How withdrawals affect your Guaranteed minimum income benefit and Guaranteed minimum death benefit" under "Accessing your money" below for more information. Please note that in most cases, resetting your Roll-Up benefit base will lengthen the exercise waiting period. Also, even when there is no additional charge when you reset your Roll-Up benefit base, the total dollar amount charged on future contract date anniversaries may increase as a result of the reset since the charges may be applied to a higher benefit base than would have been otherwise applied. See "Charges and expenses" later in this Prospectus.

If you are a traditional IRA or QP contract owner, before you reset your Roll-Up benefit base, please consider the effect of the waiting period on your requirement to take lifetime required minimum distributions with respect to the contract. If you convert from a QP contract to an IRA, your waiting period for the reset under the IRA contract will include any time that you were a participant under the QP contract. If you must begin taking lifetime required minimum distributions during the 10-year waiting period, you may want to consider taking the annual lifetime required minimum distribution calculated for the contract from another permissible contract or funding vehicle that you maintain. See "Lifetime required minimum distribution withdrawals" and "How withdrawals affect your Guaranteed minimum income benefit and Guaranteed minimum death benefit" in "Accessing your money." Also, see "Required minimum distributions" under "Individual retirement arrangements (IRAs)" in "Tax information" and Appendix II- "Purchase considerations for QP Contracts" later in this Prospectus.


ANNUITY PURCHASE FACTORS

Annuity purchase factors are the factors applied to determine your periodic payments under the Guaranteed minimum income benefit and annuity payout options. The Guaranteed minimum income benefit is discussed under "Guaranteed minimum income benefit option" below and annuity payout options are discussed under "Your annuity payout options" in "Accessing your money" later in this Prospectus. Annuity purchase factors are based on interest rates, mortality tables, frequency of payments, the form of annuity benefit, and the owner's (and any joint owner's) age and sex in certain instances. We may provide more favorable current annuity purchase factors for the annuity payout options.


GUARANTEED MINIMUM INCOME BENEFIT

This section describes the Guaranteed minimum income benefit ("GMIB") if you elect it at issue. If you add the benefit to your contract after issue, certain additional requirements apply, and the way the benefit is calculated may differ from how it is calculated if you elect it at issue. See "Adding the Guaranteed minimum income benefit after issue" later in this section.

The Guaranteed minimum income benefit is available to owners ages 20-75.

You may elect one of the following:

                                              Contract features and benefits  35


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o The Guaranteed minimum income benefit I - Asset Allocation that includes the
  4% Roll-Up benefit base ("GMIB I - Asset Allocation").

o The Guaranteed minimum income benefit II - Custom Selection that includes the 4% Roll-Up benefit base ("GMIB II - Custom Selection").

Both options include the ability to reset your Guaranteed minimum income benefit base. See "Roll-Up benefit base reset" earlier in this section. Under GMIB I - Asset Allocation, you are restricted to the investment options available under Option A - Asset Allocation. Under GMIB II - Custom Selection, you can choose either Option A - Asset Allocation or Option B - Custom Selection. You should not elect GMIB II - Custom Selection and invest your account value in Option A if you plan to never switch to Option B, since GMIB I
- Asset Allocation's optional benefit charge is lower and offers Option A.

If you elect the Guaranteed minimum income benefit I - Asset Allocation, you may elect the Standard death benefit, Annual Ratchet to age 80 enhanced death benefit, or the "Greater of" GMDB I enhanced death benefit. You may not elect the "Greater of" GMDB II enhanced death benefit.

If you elect the Guaranteed minimum income benefit II--Custom Selection, you may elect the Standard death benefit, Annual Ratchet to age 80 enhanced death benefit, or the "Greater of" GMDB II enhanced death benefit. You may not elect the "Greater of" GMDB I enhanced death benefit.

If the contract is jointly owned, the guaranteed minimum income benefit will be calculated on the basis of the older owner's age. There is an additional charge for the Guaranteed minimum income benefit which is described under "Guaranteed minimum income benefit charge" in "Charges and expenses" later in this Prospectus.

This feature is not available for an Inherited IRA. If you are using the contract to fund a charitable remainder trust, you will have to take certain distribution amounts. You should consider split-funding so that those distributions do not adversely impact your guaranteed minimum income benefit. See "Owner and annuitant requirements" earlier in this section. If the owner was older than 60 at the time an IRA and QP contract was issued or the Guaranteed minimum income benefit was added to the contract, the Guaranteed minimum income benefit may not be an appropriate feature because the minimum distributions required by tax law generally must begin before the Guaranteed minimum income benefit can be exercised. See "How withdrawals affect your Guaranteed minimum income benefit and Guaranteed minimum death benefit" in "Accessing your money" later in this Prospectus.

If you elect the Guaranteed minimum income benefit option and change ownership of the contract, this benefit will automatically terminate, except under certain circumstances. See "Transfers of ownership, collateral assignments, loans and borrowing" in "More information," later in this Prospectus for more information.

The Guaranteed minimum income benefit guarantees you a minimum amount of fixed income under your choice of a life annuity fixed payout option or a life with a period certain payout option. You choose which of these payout options you want and whether you want the option to be paid on a single or joint life basis at the time you exercise your Guaranteed minimum income benefit. The maximum period certain available under the life with a period certain payout option is 10 years.

We may also make other forms of payout options available. For a description of payout options, see "Your annuity payout options" in "Accessing your money" later in this Prospectus.

--------------------------------------------------------------------------------
The Guaranteed minimum income benefit should be regarded as a safety net only.
--------------------------------------------------------------------------------

When you exercise the Guaranteed minimum income benefit, the annual lifetime income that you will receive will be the greater of (i) your Guaranteed minimum income benefit which is calculated by applying your Guaranteed minimum income benefit base, less any applicable withdrawal charge remaining (if exercised prior to age 80), to guaranteed annuity purchase factors, or (ii) the income provided by applying your account value to our then current annuity purchase factors. The benefit base is applied only to the guaranteed annuity purchase factors under the Guaranteed minimum income benefit in your contract and not to any other guaranteed or current annuity purchase rates. The amount of income you actually receive will be determined when we receive your request to exercise the benefit.

When you elect to receive annual lifetime income, your contract (including its death benefit and any account or cash values) will terminate and you will receive a new contract for the annuity payout option. For a discussion of when your payments will begin and end, see "Exercise of Guaranteed minimum income benefit" below.

Before you elect the Guaranteed minimum income benefit, you should consider the fact that it provides a form of insurance and is based on conservative actuarial factors. Therefore, even if your account value is less than your benefit base, you may generate more income by applying your account value to current annuity purchase factors. We will make this comparison for you when the need arises.

GUARANTEED MINIMUM INCOME BENEFIT "NO LAPSE GUARANTEE". In general, if your account value falls to zero (except as discussed below), the Guaranteed minimum income benefit will be exercised automatically, based on the owner's (or older joint owner's, if applicable) current age and benefit base as follows:

o You will be issued a supplementary contract based on a single life with a maximum 10 year period certain. Payments will be made annually starting one year from the date the account value fell to zero. Upon exercise, your contract (including its death benefit and any account or cash values) will terminate.

o You will have 30 days from when we notify you to change the payout option and/or the payment frequency.

The no lapse guarantee will terminate under the following circumstances:

o If your aggregate withdrawals during any contract year exceed 4% of the Roll-Up benefit base (as of the beginning of the contract year or in the first contract year for contracts in which the Guaranteed minimum income benefit is elected at issue, all contributions received in the first 90 days);


36  Contract features and benefits


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o Upon the contract date anniversary following the owner (or older joint owner, if applicable) reaching age 80.

Please note that if you participate in our Automatic RMD service, an automatic withdrawal under that program will not cause the no lapse guarantee to terminate even if a withdrawal causes your total contract year withdrawals to exceed 4% of your Roll-Up benefit base at the beginning of the contract year.


EXERCISE OF GUARANTEED MINIMUM INCOME BENEFIT. On each contract date anniversary that you are eligible to exercise the Guaranteed minimum income benefit, we will send you an eligibility notice illustrating how much income could be provided as of the contract date anniversary. You must notify us within 30 days following the contract date anniversary if you want to exercise the Guaranteed minimum income benefit. You must return your contract to us, along with all required information within 30 days following your contract date anniversary, in order to exercise this benefit. Upon exercise of the Guaranteed minimum income benefit, the owner (or older joint owner, if applicable) will become the annuitant, and the contract will be annuitized on the basis of the annuitant's life. You will begin receiving annual payments one year after the annuity payout contract is issued. If you choose monthly or quarterly payments, you will receive your payment one month or one quarter after the annuity payout contract is issued. Under monthly or quarterly payments, the aggregate payments you receive in a contract year will be less than what you would have received if you had elected an annual payment, as monthly and quarterly payments reflect the time value of money with regard to both interest and mortality. You may choose to take a withdrawal prior to exercising the Guaranteed minimum income benefit, which will reduce your payments. You may not partially exercise this benefit. See "Accessing your money" under "Withdrawing your account value" later in this Prospectus. Payments end with the last payment before the annuitant's (or joint annuitant's, if applicable) death, or if later, the end of the period certain (where the payout option chosen includes a period certain).

EXERCISE RULES. The latest date you may exercise the Guaranteed minimum income benefit is the 30th day following the contract date anniversary following your 80th birthday. Withdrawal charges will not apply when the Guaranteed minimum income benefit is exercised at age 80. Other options are available to you on the contract date anniversary following your 80th birthday. See "Guaranteed withdrawal benefit for life ("GWBL")" later in this Prospectus In addition, eligibility to exercise the Guaranteed minimum income benefit is based on the owner's (or older joint owner's, if applicable) age as follows:

o If you were at least age 20 and no older than age 44 when the contract was issued or on the GMIB effective date, you are eligible to exercise the Guaranteed minimum income benefit within 30 days following each contract date anniversary beginning with the 15th contract date anniversary or GMIB effective date anniversary.

o If you were at least age 45 and no older than age 49 when the contract was issued or on the GMIB effective date, you are eligible to exercise the Guaranteed minimum income benefit within 30 days following each contract date anniversary after age 60.

o If you were at least age 50 and no older than age 70 when the contract was issued or on the GMIB effective date, you are eligible to exercise the Guaranteed minimum income benefit within 30 days following each contract date anniversary beginning with the 10th contract date anniversary or GMIB effective date anniversary.

o If you were at least age 71 and no older than age 75 when the contract was issued or on the GMIB effective date, you are eligible to exercise the Guaranteed minimum income benefit within 30 days following the contract date anniversary at age 80.

Please note:

(i) if you were age 70 when the contract was issued or elected to add the Guaranteed minimum income benefit when you were 69, but turned 70 before the GMIB effective date or the Roll-Up benefit base was reset when you were between the ages of 70 and 80, the only time you may exercise the Guaranteed minimum income benefit is within 30 days following the contract date anniversary following your attainment of age 80;

(ii) for Accumulator(R) Elite(SM) QP contracts, the Plan participant can exercise the Guaranteed minimum income benefit only if he or she elects to take a distribution from the Plan and, in connection with this distribution, the Plan's trustee changes the ownership of the contract to the participant. This effects a rollover of the Accumulator(R) Elite(SM) QP contract into an Accumulator(R) Elite(SM) traditional IRA. This process must be completed within the 30-day timeframe following the contract date anniversary in order for the Plan participant to be eligible to exercise. However, if the Guaranteed minimum income benefit is automatically exercised as a result of the no lapse guarantee, a rollover into an IRA will not be effected and payments will be made directly to the trustee;

(iii) since no partial exercise is permitted, owners of defined benefit QP contracts who plan to change ownership of the contract to the participant must first compare the participant's lump sum benefit amount and annuity benefit amount to the Guaranteed minimum income benefit amount and account value, and make a withdrawal from the contract if necessary. See "How withdrawals affect your Guaranteed minimum income benefit and Guaranteed minimum death benefit" in "Accessing your money" later in this prospectus.


(iv) if you reset the Roll-Up benefit base (as described earlier in this section), your new exercise date will be the tenth contract date anniversary following the reset or, if later, the earliest date you would have been permitted to exercise without regard to the reset, but in no event will it be later than the contract date anniversary following age
      80. Please note that in almost all cases, resetting your Roll-Up benefit base will lengthen the waiting period;

(v) a spouse beneficiary or younger spouse joint owner under Spousal continuation may only continue the Guaranteed minimum income benefit if the contract is not past the last date on which the original owner could have exercised the benefit. In addition, the spouse beneficiary or younger spouse joint owner must be eligible to continue the benefit and to exercise the benefit under the applicable exercise rule (described in the above bullets) using the following additional rules. The spouse beneficiary or younger


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      spouse joint owner's age on the date of the owner's death replaces the owner's age at issue or on the GMIB effective date, if the Guaranteed minimum income benefit is added after issue for purposes of determining the availability of the benefit and which of the exercise rules applies. For example, if an owner is age 70 at issue, and he dies at age 79, and the spouse beneficiary is 86 on the date of his death, she will not be able to exercise the Guaranteed minimum income benefit, even though she was 77 at the time the contract was issued, because eligibility is measured using her age at the time of the owner's death, not her age on the issue date. The original contract issue date (or GMIB effective date) will continue to apply for purposes of the exercise rules;

(vi) if the contract is jointly owned, you can elect to have the Guaranteed minimum income benefit paid either: (a) as a joint life benefit or (b) as a single life benefit paid on the basis of the older owner's age (if applicable); and

(vii) if the contract is owned by a trust or other non-natural person, eligibility to elect or exercise the Guaranteed minimum income benefit is based on the annuitant's (or older joint annuitant's, if applicable) age, rather than the owner's.

See "Effect of the owner's death" under "Payment of death benefit" later in this Prospectus for more information.

Please see both "Insufficient account value" in "Determining your contract's value" and "How withdrawals affect your Guaranteed minimum income benefit and Guaranteed minimum death benefit " in "Accessing your money" and the section entitled "Charges and expenses" later in this Prospectus for more information on these guaranteed benefits.


ADDING THE GUARANTEED MINIMUM INCOME BENEFIT AFTER ISSUE

You may be eligible to add the Guaranteed minimum income benefit to your contract after issue (subject to the requirements described below) so long as:
(i) no more than three months have elapsed since your contract was issued, or
(ii) we continue to offer the Guaranteed minimum income benefit in the form described earlier in this section, including the maximum charge, and the roll-up rate in the state in which your contract was issued. Check with your financial professional to see whether we are still offering this version of the Guaranteed minimum income benefit in your state.

If you add the Guaranteed minimum income benefit after issue, it will function as described earlier in this section, under "Guaranteed minimum income benefit", with certain exceptions:

o The owner (and joint owner, if any) must be between the ages of 20 and 74 on the date we receive your election form at our processing office in good order (the "GMIB addition date").

o The Guaranteed minimum income benefit will become effective under your contract on the contract date anniversary that follows the GMIB addition date (the "GMIB effective date"). If the GMIB addition date is a contract date anniversary, the GMIB effective date will be that date as well.

o Your initial Guaranteed minimum income benefit base will be equal to the account value on the GMIB effective date. Subsequent adjustments to your Guaranteed minimum income benefit base will be calculated as described above in the section "Guaranteed minimum death benefit and Guaranteed minimum income benefit base" earlier in this Prospectus.

o If you elected Guaranteed minimum income benefit I - Asset Allocation at issue, you may not later drop that benefit to add the Guaranteed minimum income benefit II - Custom Selection. If you elected Guaranteed minimum income benefit II - Custom Selection at issue, you may not later drop that benefit to add the Guaranteed minimum income benefit I - Asset Allocation.


o If you have collaterally assigned all or a portion of the value of your NQ contract, you must terminate the collateral assignment before you elect the Guaranteed minimum income benefit. See "Transfers of ownership, collateral assignments, loans and borrowing" in "More information" later in this Prospectus.


DROPPING THE GUARANTEED MINIMUM INCOME BENEFIT AFTER ISSUE

You may drop the Guaranteed minimum income benefit from your contract after issue, subject to the following restrictions:

o You may not drop the Guaranteed minimum income benefit if there are any withdrawal charges in effect under your contract, including withdrawal charges applicable to subsequent contributions.

o If you add the Guaranteed minimum income benefit after your contract is issued, you may not drop the benefit until the latest of: (1) the expiration of any withdrawal charges in effect under your contract, (2) the contract date anniversary following the GMIB effective date, and (3) four years from the date that the contract was issued.

o The Guaranteed minimum income benefit will be dropped from your contract on the date we receive your election form at our processing office in good order. If you drop the Guaranteed minimum income benefit on a date other than a contract date anniversary, we will deduct a pro rata portion of the Guaranteed minimum income benefit charge for the contract year on that date.

o If you elect the "Greater of" GMDB I or "Greater of" GMDB II and the corresponding Guaranteed minimum income benefit, and subsequently drop the Guaranteed minimum income benefit prior to age 80, we will no longer deduct the Guaranteed minimum income benefit charge. We will also automatically terminate the Guaranteed minimum death benefit charge and apply the standard death benefit.

If a benefit has been dropped, you will receive a letter confirming that the benefit has been dropped. If you drop the Guaranteed minimum income benefit you will not be permitted to add the Guaranteed minimum income benefit to your contract again. See "Guaranteed minimum death benefit" below for more information regarding how dropping the Guaranteed minimum income benefit will affect the Guaranteed minimum death benefit.


38  Contract features and benefits


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GUARANTEED MINIMUM DEATH BENEFIT

Your contract provides a Standard death benefit. If you do not elect one of the enhanced death benefits described below when your contract is issued, the death benefit is equal to your account value as of the date we receive satisfactory proof of death, any required instructions for the method of payment, information and forms necessary to effect payment, OR the Standard death benefit, whichever provides the higher amount. The Standard death benefit is equal to your total contributions, adjusted for withdrawals (and any associated withdrawal charges). The Standard death benefit is available to all owners.

If you elect one of the enhanced death benefits, the death benefit is equal to your account value as of the date we receive satisfactory proof of the owner's (or older joint owner's, if applicable) death, any required instructions for the method of payment, information and forms necessary to effect payment, or your elected enhanced death benefit on the date of the owner's (or older joint owner's, if applicable) death, adjusted for subsequent withdrawals (and associated withdrawal charges), whichever provides the higher amount. Once your contract is issued, you may not change or voluntarily terminate your death benefit. However, dropping a Guaranteed minimum income benefit can cause a "Greater of" enhanced death benefit to also be dropped. Please see below and "Payment of death benefit" later in this Prospectus for more information.

You may choose from three enhanced death benefit options:

o Annual Ratchet to age 80;

o The "Greater of" GMDB I: Greater of 4% Roll-Up to age 80 or Annual Ratchet to age 80 (available only if elected in connection with the Guaranteed minimum income benefit I - Asset Allocation); and

o The "Greater of" GMDB II: Greater of 4% Roll-Up to age 80 or Annual Ratchet to age 80 (available only if elected in connection with the Guaranteed minimum income benefit II - Custom Selection).

The Annual Ratchet to age 80 enhanced death benefit can be elected by itself. Each "Greater of" enhanced death benefit is available only with the corresponding Guaranteed minimum income benefit. Therefore, the "Greater of" GMDB I enhanced death benefit can only be elected if you also elect the Guaranteed minimum income benefit I - Asset Allocation. The "Greater of" GMDB II enhanced death benefit can only be elected if you also elect the Guaranteed minimum income benefit II - Custom Selection. Each enhanced death benefit has an additional charge. There is no additional charge for the Standard death benefit.

If you elect to drop the Guaranteed minimum income benefit before the contract date anniversary following age 80, the "Greater of" enhanced death benefit will be dropped automatically.

If the Guaranteed minimum income benefit is dropped without converting to the Guaranteed withdrawal benefit for life within 30 days of the contract date anniversary following age 80, then the "Greater of" enhanced death benefit will be retained, along with the associated charges and withdrawal treatment. If a benefit has been dropped, you will receive a letter confirming that the drop has occurred. See "Dropping the Guaranteed minimum income benefit after issue" earlier in this section for more information.

If the "Greater of" enhanced death benefit is dropped, your death benefit value will be what the value of the Standard Death Benefit would have been if the Standard Death Benefit were elected at issue. If the "Greater of" enhanced death benefit is dropped on a contract anniversary, charges will be taken, but will not be taken on future contract date anniversaries. If the "Greater of" enhanced death benefit is not dropped on a contract anniversary, then the pro rata portion of the fees will be charged before future charges become non-applicable.

If you elect one of the enhanced death benefit options described above and change ownership of the contract, generally the benefit will automatically terminate, except under certain circumstances. If this occurs, any enhanced death benefit elected will be replaced automatically with the Standard death benefit. See "Transfers of ownership, collateral assignments, loans and borrowing" in "More information" later in this Prospectus for more information.

Subject to state availability (see Appendix VI later in this Prospectus for state availability of these benefits), your age at contract issue, and your contract type, you may elect one of the enhanced death benefits described above.

For contracts with non-natural owners, the available death benefits are based on the annuitant's age.

Each enhanced death benefit is equal to its corresponding benefit base described earlier in "Guaranteed minimum death benefit and Guaranteed minimum income benefit base." Once you have made your enhanced death benefit election, you may not change it.

If you purchase a "Greater of" enhanced death benefit with a Guaranteed minimum income benefit, you will be eligible to reset your Roll-Up benefit base . See "Roll-Up benefit base reset" earlier in this section.

Please see both "Insufficient account value" in "Determining your contract's value" and "How withdrawals affect your Guaranteed minimum income benefit and Guaranteed minimum death benefit " in "Accessing your money" and the section entitled "Charges and expenses" later in this Prospectus for more information on these guaranteed benefits.

If you are using the contract to fund a charitable remainder trust, you will have to take certain distribution amounts. You should consider split-funding so that those distributions do not adversely impact your enhanced death benefit. See "Owner and annuitant requirements" earlier in this section.

See Appendix III later in this Prospectus for an example of how we calculate an enhanced death benefit.


Earnings enhancement benefit

Subject to state and contract availability (see Appendix VI later in this Prospectus for state availability of these benefits), if you are purchasing a contract, under which the Earnings enhancement benefit is available, you may elect the Earnings enhancement benefit at the time you purchase your contract. The Earnings enhancement benefit pro-


                                              Contract features and benefits  39


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vides an additional death benefit as described below. See the appropriate part of "Tax information" later in this Prospectus for the potential tax consequences of electing to purchase the Earnings enhancement benefit in an NQ or IRA contract. Once you purchase the Earnings enhancement benefit, you may not voluntarily terminate this feature. If you elect the Earnings enhancement benefit at issue, and your Guaranteed minimum income benefit then converts to the Guaranteed withdrawal benefit for life, the Earnings enhancement benefit will continue in force after conversion, although it may be adversely affected by withdrawals under the Guaranteed withdrawal benefit for life. See "Guaranteed withdrawal benefit for life ("GWBL") " later in this Prospectus.

If you elect the Earnings enhancement benefit described below and change ownership of the contract, generally this benefit will automatically terminate, except under certain circumstances. See "Transfers of ownership, collateral assignments, loans and borrowing" in "More information," later in this Prospectus for more information.

The additional death benefit will be 40% of:

the greater of:

o the account value or

o any applicable death benefit

decreased by:

o total net contributions.

For purposes of calculating your Earnings enhancement benefit, the following applies: (i) "Net contributions" are the total contributions made (or if applicable, the total amount that would otherwise have been paid as a death benefit had the spouse beneficiary or younger spouse joint owner not continued the contract plus any subsequent contributions) adjusted for each withdrawal that exceeds your Earnings enhancement benefit earnings. "Net contributions" are reduced by the amount of that excess. Earnings enhancement benefit earnings are equal to (a) minus (b) where (a) is the greater of the account value and the death benefit immediately prior to the withdrawal, and (b) is the net contributions as adjusted by any prior withdrawals; and (ii) "Death benefit" is equal to the greater of the account value as of the date we receive satisfactory proof of death or any applicable Guaranteed minimum death benefit as of the date of death.

If the owner (or older joint owner, if applicable) is age 71 through 75 when we issue your contract (or if the spouse beneficiary or younger spouse joint owner is between the ages of 71 and 75 when he or she becomes the successor owner and the Earnings enhancement benefit had been elected at issue), the additional death benefit will be 25% of:

the greater of:

o the account value or

o any applicable death benefit

decreased by:

o total net contributions.

The value of the Earnings enhancement benefit is frozen on the first contract date anniversary after the owner (or older joint owner, if applicable) turns age 80, except that the benefit will be reduced for withdrawals on a pro rata basis. Reduction on a pro rata basis means that we calculate the percentage of the current account value that is being withdrawn and we reduce the benefit by that percentage. For example, if the account value is $30,000 and you withdraw $12,000, you have withdrawn 40% of your account value. If the benefit is $40,000 before the withdrawal, it would be reduced by $16,000 ($40,000 X .40) and the benefit after the withdrawal would be $24,000 ($40,000 - $16,000).

For an example of how the Earnings enhancement benefit is calculated, please see Appendix V.

For contracts continued under Spousal continuation, upon the death of the spouse (or older spouse, in the case of jointly owned contracts), the account value will be increased by the value of the Earnings enhancement benefit as of the date we receive due proof of death. Your spouse beneficiary or younger spouse joint owner must be 75 or younger when he or she becomes the successor owner for the Earnings enhancement benefit that had been elected at issue to continue after your death. The benefit will then be based on the age of the surviving spouse as of the date of the deceased spouse's death for the remainder of the contract. If the surviving spouse is age 76 or older, the benefit will terminate and the charge will no longer be in effect. The spouse may also take the death benefit (increased by the Earnings enhancement benefit) in a lump sum. See "Spousal continuation" in "Payment of death benefit" later in this Prospectus for more information.

The Earnings enhancement benefit must be elected when the contract is first issued: neither the owner nor the successor owner can add it subsequently. Ask your financial professional or see Appendix VI later in this Prospectus to see if this feature is available in your state.


GUARANTEED WITHDRAWAL BENEFIT FOR LIFE ("GWBL")

For an additional charge, the Guaranteed withdrawal benefit for life ("GWBL") guarantees that you can take withdrawals up to a maximum amount per year (your "Guaranteed annual withdrawal amount"). The opportunity to convert from the Guaranteed minimum income benefit to the Guaranteed withdrawal benefit for life is the contract date anniversary following age 80. You may elect to make this conversion only during the 30 days after the contract anniversary following the attainment of age 80.

--------------------------------------------------------------------------------
When an Owner (or, if applicable, the older Owner) elects to convert, the "Conversion effective date" is the contract date anniversary immediately preceding the election.

The "Conversion transaction date" is the date that the Owner affirmatively elects to convert within the 30-day window. If the Owner makes no election to convert, the Conversion transaction date is the 30th day after the contract anniversary following age 80.
--------------------------------------------------------------------------------

A benefit base reset for Guaranteed minimum income benefit does not extend the waiting period during which you can convert.


40  Contract features and benefits


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If you have neither exercised the Guaranteed minimum income benefit nor dropped it from your contract as of the contract date anniversary following age 80 ("last exercise date"), you will have up to 30 days after that contract date anniversary to choose what you want to do with your Guaranteed minimum income benefit. You will have three choices available to you:

o You may affirmatively convert the Guaranteed minimum income benefit to a Guaranteed withdrawal benefit for life;

o You may exercise the Guaranteed minimum income benefit, and begin to receive lifetime income under that benefit;

o You may elect to terminate the Guaranteed minimum income benefit without converting to the Guaranteed withdrawal benefit for life.

If you take no action within 30 days after the contract date anniversary following age 80, the Guaranteed minimum income benefit will convert automatically to the Single Life Guaranteed withdrawal benefit for life. You will receive a confirmation notice after the automatic conversion occurs.

If you exercise the Guaranteed minimum income benefit, it will function as described earlier in this Prospectus under "Guaranteed minimum income benefit". If you elect to terminate the Guaranteed minimum income benefit without converting to the Guaranteed withdrawal benefit for life, your contract will continue in force, without either benefit. If you take no action, or affirmatively convert the Guaranteed minimum income benefit, your Guaranteed minimum income benefit will be converted to the Guaranteed withdrawal benefit for life, retroactive to the Conversion effective date. Please note that if you exercise the Guaranteed minimum income benefit prior to the Conversion effective date, you will not have the option to convert the Guaranteed minimum income benefit to the Guaranteed withdrawal benefit for life.

The charge for the GWBL benefit will be deducted from your account value on each contract date anniversary. Please see "Guaranteed withdrawal benefit for life charge" later in this Prospectus for a description of the charge.

You should not convert the Guaranteed minimum income benefit to this benefit (or permit the benefit to convert) if:

o You plan to take withdrawals in excess of your Guaranteed annual withdrawal amount because those withdrawals may significantly reduce or eliminate the value of the benefit (see "Effect of Excess withdrawals" below in this section);

o You are not interested in taking withdrawals prior to the contract's maturity date; or

o You are using the contract to fund a QP contract where withdrawal restrictions will apply.

For traditional IRAs and QP contracts, you may take your lifetime required minimum distributions ("RMDs") without losing the value of the GWBL benefit, provided you comply with the conditions described under "Lifetime required minimum distribution withdrawals" in "Accessing your money" later in this Prospectus, including utilizing our Automatic RMD service. The Automatic RMD service is not available under defined benefit QP contracts. If you do not expect to comply with these conditions, this benefit may have limited usefulness for you and you should consider whether it is appropriate. Please consult your tax adviser.


ADDITIONAL OWNER AND ANNUITANT REQUIREMENTS

Converting the Guaranteed minimum income benefit to the Guaranteed withdrawal benefit for life may alter the ownership of your contract. The options you may choose depend on the original ownership of your contract. You may only choose among the ownership options below if you affirmatively choose to convert the Guaranteed minimum income benefit to the Guaranteed withdrawal benefit for life. If your benefit is converted automatically, your contract will be structured as a Single life contract. Your ability to add a Joint life is limited by the age and timing requirements described below under "Guaranteed annual withdrawal amount".

SINGLE OWNER. If the contract has a single owner, and the owner converts the Guaranteed minimum income benefit to the Guaranteed withdrawal benefit for life with the single life ("Single life") option, there will be no change to the ownership of the contract. However, if the owner converts the Guaranteed minimum income benefit to the Guaranteed withdrawal benefit for life with the joint life ("Joint life") option, the owner must add his or her spouse as the successor owner. We will use the age of the younger spouse in determining the Joint life Applicable percentage. If the contract is an NQ contract, the owner may grant the successor owner ownership rights in the contract at the time of conversion.

JOINT OWNERS. If the contract has joint owners, and the Guaranteed minimum income benefit converts to the Guaranteed withdrawal benefit for life with the Single life option, there will be no change to the ownership of the contract, unless the joint owners request that the younger joint owner be dropped from the contract. If the contract has spousal joint owners, and they request a Joint life benefit, we will use the younger spouse's age in determining the Applicable percentage. If the contract has non-spousal joint owners, and the joint owners request a Joint life benefit, the younger owner may be dropped from the contract, and the remaining owner's spouse added as the successor owner. We will use the age of the younger spouse in determining the Joint life Applicable percentage.

NON-NATURAL OWNER. Contracts with non-natural owners that convert to the Guaranteed withdrawal benefit for life will have different options available to them, depending on whether they have an individual annuitant or joint annuitants. If the contract has a non-natural owner and an individual annuitant, and the owner converts to the Guaranteed withdrawal benefit for life with the Single life option, there will be no change to the ownership of the contract. If the owner converts to the Guaranteed withdrawal benefit for life with the Joint life option under a contract with an individual annuitant, the owner must add the annuitant's spouse as the joint annuitant. We will use the age of the younger spouse in determining the Joint life Applicable percentage.

If the contract has a non-natural owner and joint annuitants, and the owner converts to the Guaranteed withdrawal benefit for life with the Single life option, there will be no change to the ownership of the con-


                                              Contract features and benefits  41


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tract, unless the owner requests that the younger annuitant be dropped from the contract. If the owner converts to the Guaranteed withdrawal benefit for life on a Joint life basis, there will be no change to the ownership of your contract. We will use the age of the younger spouse in determining the Applicable percentage on a Joint life basis.


GWBL BENEFIT BASE

Upon conversion of the Guaranteed minimum income benefit to GWBL, your GWBL benefit base is equal to either your account value or the applicable Guaranteed minimum income benefit base, as described below under "Guaranteed annual withdrawal amount". It will increase or decrease, as follows:

o Your GWBL benefit base may be increased on each contract date anniversary, as described below under "Annual ratchet".

o Your GWBL benefit base is not reduced by withdrawals except those withdrawals that cause total withdrawals in a contract year to exceed your Guaranteed annual withdrawal amount ("Excess withdrawal"). See "Effect of Excess withdrawals" below in this section.


GUARANTEED ANNUAL WITHDRAWAL AMOUNT

The Guaranteed annual withdrawal amount may be withdrawn at any time during the contract year that begins on the Conversion effective date, or any subsequent contract year. You may elect one of our automated payment plans or you may take partial withdrawals. The initial Guaranteed annual withdrawal amount is calculated as of the Conversion effective date. All withdrawals reduce your account value and Guaranteed minimum death benefit. Any withdrawals taken during the 30 days after the Conversion effective date will be counted toward the Guaranteed annual withdrawal amount, even if the withdrawal occurs before the Conversion transaction date.

We will recalculate the Guaranteed annual withdrawal amount on each contract date anniversary and as of the date of any Excess withdrawal, as described below under "Effect of Excess withdrawals". The withdrawal amount is guaranteed never to decrease as long as there are no Excess withdrawals.

Your Guaranteed annual withdrawals are not cumulative. If you withdraw less than the Guaranteed annual withdrawal amount in any contract year, you may not add the remainder to your Guaranteed annual withdrawal amount in any subsequent year.

The withdrawal charge, if applicable, is waived for withdrawals up to the Guaranteed annual withdrawal amount, but all withdrawals are counted toward your free withdrawal amount. See "Withdrawal charge" in "Charges and expenses" later in this Prospectus.

Your Guaranteed annual withdrawal amount is calculated based on whether the benefit is based on a Single Life or Joint Life as described below:

SINGLE LIFE. If your Guaranteed minimum income benefit is converted to a Guaranteed withdrawal benefit for life on a Single life basis, the Guaranteed annual withdrawal amount will be equal to (1) either: (i) your account value on the Conversion effective date or (ii) your Guaranteed minimum income benefit base on the Conversion effective date, multiplied by (2) the relevant Applicable percentage.

In calculating the relevant Applicable percentage, we consider your account value and Guaranteed minimum income benefit base on the Conversion effective date. Your initial GWBL benefit base and Applicable percentage will be determined by whichever combination of benefit base and percentage set forth in the table below results in a higher Guaranteed annual withdrawal amount.

--------------------------------------------------------
     If you have the GMIB I - Asset Allocation or
              GMIB II - Custom Selection
--------------------------------------------------------
                                        B
             A               Applicable percentage of
  Applicable percentage of   Guaranteed minimum income
       account value               benefit base
--------------------------------------------------------
            5.0%                      4.0%
--------------------------------------------------------
For example, if on the Conversion effective date your GMIB I--Asset Allocation or GMIB II--Custom Selection benefit base is $115,000, and your account value is $100,000, the Guaranteed annual withdrawal amount would be $5,000. This is because $115,000 (the Guaranteed minimum income benefit base) multiplied by 4.0% (the percentage in Column B) equals only $4,600, while $100,000 (the account value) multiplied by 5.0% (the percentage in Column A) equals $5,000. Under this example, your initial GWBL benefit base would be $100,000, and your Applicable percentage would be 5.0%.

On the other hand, if on the Conversion effective date your GMIB I--Asset Allocation or GMIB II-- Custom Selection benefit base is $200,000, and your account value is $100,000, the initial Guaranteed annual withdrawal amount would be $8,000. This is because $100,000 (the account value) multiplied by 5.0% (the percentage in Column A) equals only $5,000, while $200,000 (the Guaranteed minimum income benefit base) multiplied by 4.0% (the percentage in Column B) equals $8,000. Under this example, your initial GWBL benefit base would be $200,000, and your Applicable percentage would be 4.0%.

The initial GWBL benefit base can be increased by an Annual ratchet on each subsequent contract date anniversary to equal the account value on that date if it is greater than the GWBL benefit base on that date. If the GWBL benefit base increases as the result of an Annual Ratchet, we reserve the right to increase the charge at the time of the Annual Ratchet. See "Guaranteed withdrawal benefit for life charge" in "Charges and expenses" later in this Prospectus.

If the initial GWBL benefit base and Applicable percentage are calculated using your Guaranteed minimum income benefit base on the Conversion effective date (Column B above), and the GWBL benefit base is increased by an Annual ratchet, then the Applicable percentage will increase from 4.0% to 5.0%.

However, if the initial GWBL benefit base and Applicable percentage are calculated using your account value on the Conversion effective date (Column A above), then an Annual ratchet will not affect the Applicable percentage.

If the GWBL benefit base and/or the Applicable percentage increases as the result of an Annual ratchet, the Guaranteed annual withdrawal amount will also increase.

If you take a withdrawal during the 30 days following the Conversion effective date, and your Guaranteed minimum income benefit is con-


42  Contract features and benefits


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verted to the Guaranteed withdrawal benefit for life on a Single life basis, we will calculate whether that withdrawal exceeds the Guaranteed annual withdrawal amount based on your GWBL benefit base and Applicable percentage. If the withdrawal exceeds the Guaranteed annual withdrawal amount on a Single life basis, the conversion will still occur, but we will inform you that there is an Excess withdrawal.

JOINT LIFE/SUCCESSOR OWNER. If you hold an IRA or NQ contract, you may convert your Guaranteed minimum income benefit to a Joint life Guaranteed withdrawal benefit for life. You must affirmatively request that the benefit be converted and your spouse must be at least age 70 on the Conversion effective date. If the younger spouse is younger than 70 as of the Conversion effective date, the election of Joint life will not be available, even if the contract was issued to spousal joint owners. The successor owner must be the owner's spouse. For NQ contracts, the successor owner can be designated as a joint owner. See "Additional owner and annuitant requirements" earlier in this section for more information regarding the requirements for naming a successor owner. The automatic conversion of the Guaranteed minimum income benefit to the Guaranteed withdrawal benefit for life following age 80 will create a Single life contract with the Guaranteed withdrawal benefit for life, even if you and your spouse are joint owners of your NQ contract. You will be able to change your contract to a Joint life contract at a later date, before the first withdrawal is taken after the Conversion transaction date. If you do add a Joint life contract, your spouse must submit any requested information.

For Joint life contracts, the percentages used in determining the Applicable percentage and the Guaranteed annual withdrawal amount will depend on your age or the age of your spouse, whoever is younger, as set forth in the following table.

--------------------------------------------------------------
        If you have the GMIB I - Asset Allocation or
                GMIB II - Custom Selection
--------------------------------------------------------------
                                                 B
                         A             Applicable percent-
                 Applicable percent-    age of Guaranteed
    Younger        age of account         minimum income
  spouse's age         value               benefit base
--------------------------------------------------------------
      85+              4.5%                    3.0%
     80-84             4.0%                    2.5%
     75-79             3.5%                    2.0%
     70-74             3.0%                    1.5%
--------------------------------------------------------------
For example, if on the Conversion effective date your account value is $100,000, your GMIB I--Asset Allocation or GMIB II--Custom Selection benefit base is $150,000, and the younger spouse is age 72, the Guaranteed annual withdrawal amount would be $3,000. This is because $100,000 (the account value) multiplied by 3.0% (the percentage in Column A for the younger spouse's age band) equals $3,000, while $150,000 (the Guaranteed minimum income benefit base) multiplied by 1.5% (the percentage in Column B for the younger spouse's age band) equals $2,250. Under this example, your initial GWBL benefit base would be $100,000, and your Applicable percentage would be 3.0%.

The initial GWBL benefit base can be increased by an Annual ratchet on each subsequent contract date anniversary to equal the account value on that date if it is greater than the GWBL benefit base on that date. If the GWBL benefit base increases as the result of an Annual Ratchet, we reserve the right to increase the charge at the time of the Annual Ratchet. See "Guaranteed withdrawal benefit for life charge" in "Charges and expenses" later in this Prospectus.

If the initial GWBL benefit base and Applicable percentage are calculated using your Guaranteed minimum income benefit base on the Conversion effective date (Column B above), and the GWBL benefit base is increased by an Annual ratchet, then the Applicable percentage will increase to the percentage listed in Column
A. In addition, if the younger spouse has entered a new age band at the time of a ratchet, the Applicable percentage will increase to the percentage listed in Column A for that age band. Similarly, if the initial GWBL benefit base and Applicable percentage are calculated using your account value on the Conversion effective date (Column A above), and the GWBL benefit base is increased by an Annual ratchet in a year that the younger spouse has entered a new age band, the Applicable percentage will increase to the percentage listed in Column A for that age band.

Using the example above, if the account value is $160,000 on the contract date anniversary that the younger spouse is age 77, then the GWBL benefit base would ratchet to $160,000, the applicable percentage would increase to 3.5%, and your Guaranteed annual withdrawal amount would increase to $5,600.

You may elect Joint life at any time before you begin taking withdrawals. If the Guaranteed minimum income benefit has already converted to the Guaranteed withdrawal benefit for life on a Single life basis, the calculation of the initial Applicable percentage and Guaranteed annual withdrawal amount will be based on the younger spouse's age as of the Conversion effective date, not at the time you elect Joint life, even if the younger spouse is in a different age band at that time.

For conversion at age 80, if you take a withdrawal during the 30 days following the Conversion effective date, you can still elect Joint life. We will recalculate your Guaranteed annual withdrawal amount based on the younger spouse's age as of the conversion effective date. If the withdrawal does not exceed the recalculated Guaranteed annual withdrawal amount, we will set up the Guaranteed withdrawal benefit for life on a Joint life basis. If the withdrawal exceeds the recalculated Guaranteed annual withdrawal amount, we will offer you the option of either: (i) setting up the benefit on a Joint life basis and treating your withdrawal as an Excess withdrawal, or (ii) setting up the benefit on a Single life basis.

Under a Joint life contract, lifetime withdrawals are guaranteed for the life of both the owner and the successor owner.

For Joint life IRA or NQ contracts, a successor owner may only be named before the first withdrawal is taken after the 30th day following the Conversion effective date, if your spouse is at least 70 on the Conversion effective date. (Withdrawals taken during the applicable period following the Conversion effective date will not bar you from selecting a Joint life contract, but may affect your ability to elect Joint life if the withdrawals are too large as described earlier in this section.)

If you and the successor owner are no longer married, you may either: (i) drop the original successor owner or (ii) replace the original succes-


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sor owner with your new spouse. This can only be done before the first withdrawal is taken after the 30th day following the Conversion effective date. If the successor owner is dropped before the first withdrawal is taken after the 30th day following the Conversion effective date, the Applicable percentage will be based on the owner's life on a Single life basis. After the first withdrawal is taken after the 30th day following the Conversion effective date, the successor owner can be dropped but cannot be replaced. If the successor owner is dropped after the first withdrawal is taken after the 30th day following the Conversion effective date, the Applicable percentage will continue to be based on the Joint life calculation described earlier in this section. The Applicable percentage will not be adjusted to a Single life percentage.

For Joint life contracts owned by a non-natural owner, a joint annuitant may be named. This can only be done before the first withdrawal is taken after the 30th day following the Conversion effective date. The annuitant and joint annuitant must be spouses. If the annuitant and joint annuitant are no longer married, you may either: (i) drop the joint annuitant or (ii) replace the original joint annuitant with the annuitant's new spouse. This can only be done before the first withdrawal is taken after the 30th day following the Conversion effective date. If the joint annuitant is dropped before the first withdrawal is taken after the 30th day following the Conversion effective date, the Applicable percentage will be based on the annuitant's life on a Single life basis. After the first withdrawal is taken after the 30th day following the Conversion effective date, the joint annuitant may be dropped but cannot be replaced. If the joint annuitant is dropped after the first withdrawal is taken after the 30th day following the Conversion effective date, the Applicable percentage will continue to be based on the Joint life calculation described earlier in this section.

Joint life QP contracts are not permitted. This benefit is not available under an Inherited IRA contract. If you are using the contract to fund a charitable remainder trust, you will have to take certain distribution amounts. You should consider split-funding so that those distributions do not adversely impact your guaranteed withdrawal benefit for life. See "Owner and annuitant requirements" earlier in this section.


EFFECT OF EXCESS WITHDRAWALS

For any withdrawal that causes cumulative withdrawals in a contract year to exceed your Guaranteed annual withdrawal amount, the entire amount of that withdrawal and each subsequent withdrawal in that contract year are considered Excess withdrawals.

An Excess withdrawal can cause a significant reduction in both your GWBL benefit base and your Guaranteed annual withdrawal amount. If you make an Excess withdrawal, we will recalculate your GWBL benefit base and the Guaranteed annual withdrawal amount, as follows:

o The entire withdrawal amount will reduce the GWBL benefit base on a pro rata basis (which means that we calculate the percentage of your current account value that is being withdrawn and we reduce your current benefit base by the same percentage).

o The Guaranteed annual withdrawal amount is recalculated to equal the Applicable percentage multiplied by the reset GWBL benefit base.

You should not convert your Guaranteed minimum income benefit to a Guaranteed withdrawal benefit for life if you plan to take withdrawals in excess of your Guaranteed annual withdrawal amount as such withdrawals may significantly reduce or eliminate the value of the GWBL benefit. If your account value is less than your GWBL benefit base (due, for example, to negative market performance), an Excess withdrawal, even one that is only slightly more than your Guaranteed annual withdrawal amount, can significantly reduce your GWBL benefit base and the Guaranteed annual withdrawal amount.

For example, assume your GWBL benefit base (based on the Guaranteed minimum income benefit base) is $100,000 and your account value is $80,000 when you decide to begin taking withdrawals at age 86, on a Single life basis. Your Guaranteed annual withdrawal amount is equal to $4,000 (4.0% of $100,000). You take an initial withdrawal of $8,000. You have withdrawn 10% of your Annuity Account Value. As your benefit base is $100,000 before the withdrawal, it would also be reduced by 10% or $10,000 (10% of $100,000) and your new benefit base would be $90,000 ($100,000 minus $10,000). In addition, your Guaranteed annual withdrawal amount is reduced to $3,600 (4.0% of $90,000), instead of the original $4,000. See "How withdrawals affect your GWBL" later in this Prospectus.

Withdrawal charges, if applicable, are applied to the amount of the withdrawal that exceeds the greater of (i) the Guaranteed annual withdrawal amount or (ii) the 10% free withdrawal amount. A withdrawal charge would not be applied in the example above since the $8,000 withdrawal (equal to 10% of the contract's account value as of the beginning of the contract year) falls within the 10% free withdrawal amount. Under the example above, additional withdrawals during the same contract year could result in a further reduction of the GWBL benefit base and the Guaranteed annual withdrawal amount, as well as an application of withdrawal charges, if applicable. See "Withdrawal charge" in "Charges and expenses" later in this Prospectus.

You should note that an Excess withdrawal that reduces your account value to zero terminates the contract, including all benefits, without value. See "Insufficient account value" in "Determining your contract's value" later in this Prospectus.

In general, if your contract is a traditional IRA and you participate in our Automatic RMD service, an automatic withdrawal under that program will not cause an Excess withdrawal, even if it exceeds your Guaranteed annual withdrawal amount. For more information, see "Lifetime required minimum distribution withdrawals" in "Accessing your money" in this Prospectus.


ANNUAL RATCHET

Your GWBL benefit base is recalculated on each contract date anniversary to equal the greater of: (i) the account value and (ii) the most recent GWBL benefit base. If your account value is greater, we will ratchet up your GWBL benefit base to equal your account value. For Joint life contracts, if your GWBL benefit base ratchets on any contract date anniversary after you begin taking withdrawals, your Applicable percentage may increase based on your spouse's attained age at the time of the ratchet. For Single life contracts, if the initial GWBL benefit base and Applicable percentage are calculated using your Guaranteed


44  Contract features and benefits


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minimum income benefit base on the Conversion effective date and the GWBL benefit base is increased by an Annual Ratchet, then the Applicable percentage will increase from 4.0% to 5.0%. For both Single life and Joint life contracts, your Guaranteed annual withdrawal amount will also be increased, if applicable, to equal your Applicable percentage times your new GWBL benefit base.

If your GWBL benefit base ratchets, we may increase the charge for the benefit. Once we increase the charge, it is increased for the life of the contract. We will permit you to opt out of the ratchet if the charge increases. If you choose to opt out, your charge will stay the same but your GWBL benefit base will no longer ratchet. Upon request, we will permit you to accept a GWBL benefit base ratchet with the charge increase on a subsequent contract date anniversary. For a description of the charge increase, see "Guaranteed withdrawal benefit for life benefit charge" later in this Prospectus.


SUBSEQUENT CONTRIBUTIONS

Subsequent contributions are not permitted after the Conversion transaction date.


INVESTMENT OPTIONS

While the Guaranteed withdrawal benefit for life is in effect, investment options will be restricted to Option A. If your account value is invested in any other investment options as of the Conversion transaction date, you will be required to reallocate your account value at the time you request that your Guaranteed minimum income benefit be converted to the Guaranteed withdrawal benefit for life.

If the Guaranteed withdrawal benefit for life is dropped, the available investment options will revert to the investment options that were originally available under the contract, pursuant to the Guaranteed minimum income benefit that had been elected.


AUTOMATIC CONVERSION

At age 80, if you take no action during the 30 days after the Conversion effective date, and permit your Guaranteed minimum income benefit to convert to the Guaranteed withdrawal benefit for life automatically, we will reallocate any portion of your account value invested in investment options other than those available under Option A to the AXA Balanced Strategy Portfolio as part of the automatic conversion, on the Conversion transaction date. You will be able to reallocate your account value, subject to Option A limits at any time after the Conversion transaction date, just as you would if you had affirmatively elected to convert. Also, if you permit the automatic conversion to occur, the conversion will initially create a Single life contract with the Guaranteed withdrawal benefit for life, even if you and your spouse are joint owners of your NQ contract, and you both meet the age requirements set forth earlier in this section. You will be able to change your contract to a Joint life contract at a later date, before the first withdrawal is taken after the Conversion transaction date, if you meet the requirements described under "Joint life" earlier in this section. In all other respects, the Guaranteed withdrawal benefit for life will function in exactly the same way after an automatic conversion as if you affirmatively elect to convert.

If the AXA Balanced Strategy Portfolio is not being offered as part of your contract as of the Conversion transaction date, we will automatically reallocate your account value to another designated variable investment option with a similar investment objective, which we will disclose to you before conversion. If no such variable investment option is being offered under your contract at the time of conversion, we will reallocate your account value to the guaranteed interest option.

Upon conversion, a recurring optional rebalancing program is not available; instead, you can rebalance your account value by submitting a request to rebalance your account value as of the date we receive your request. Any subsequent rebalancing transactions would require a subsequent rebalancing request.


DOLLAR COST AVERAGING

Any dollar cost averaging program in place on the date of conversion will be terminated. Any money remaining in the account for special dollar cost averaging on that date will be invested in the AXA Balanced Strategy Portfolio. If the AXA Balanced Strategy Portfolio is not being offered as part of your contract at the time of conversion, we will automatically reallocate such monies as described immediately above in "Automatic Conversion".

You may elect a new Investment simplifier or general dollar cost averaging program after conversion, but the special dollar cost averaging program will not be available after conversion. See "Dollar cost averaging" in "Allocating your contributions" earlier in this section.


EARNINGS ENHANCEMENT BENEFIT

If you elected the Earnings enhancement benefit, it will continue in force after conversion, although it may be adversely affected by withdrawals under the Guaranteed withdrawal benefit for life.


GUARANTEED MINIMUM DEATH BENEFIT

The Guaranteed minimum death benefit that is in effect before the conversion of the Guaranteed minimum income benefit to the Guaranteed withdrawal benefit for life will continue to be in effect after the conversion, but there will be no further annual ratchets or roll-ups of the death benefit as of the contract anniversary following age 80. See "How withdrawals affect your Guaranteed minimum income benefit and Guaranteed minimum death benefit" in "Accessing your money" and "Spousal continuation" in "Payment of death benefit" later in this Prospectus.

If you convert your Guaranteed minimum income benefit to a Guaranteed withdrawal benefit for life on a Joint life basis, the Guaranteed minimum death benefit that would otherwise have been payable at the death of the owner (or the older joint owner or the annuitant or older joint annuitant if the contract is owned by a non-natural owner) will be payable at the death of the second to die of the owner and successor owner (or both joint annuitants if the contract is owned by a non-natural owner). Under certain circumstances, Roll-Ups and Annual ratchets may resume after the death of the older spouse, depending on the age of the younger spouse. See "Spousal Continuation" in "Payment of death benefit" later in this Prospectus.


                                              Contract features and benefits  45


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ANNUITY MATURITY DATE. If your contract is annuitized at maturity, we will offer an annuity payout option that guarantees you will receive payments that are at least equal to what you would have received under the Guaranteed withdrawal benefit for life. Any remaining Guaranteed minimum death benefit value will be transferred to the annuity payout contract as your "minimum death benefit." The minimum death benefit will be reduced pro rata by each payment. See "Annuity maturity date" in "Accessing your money" later in this Prospectus.


EFFECT OF YOUR ACCOUNT VALUE FALLING TO ZERO

If your account value falls to zero due to an Excess withdrawal, we will terminate your contract and you will receive no further payments or benefits. If an Excess withdrawal results in a withdrawal that equals more than 90% of your cash value or reduces your cash value to less than $500, we will treat your request as a surrender of your contract even if your GWBL benefit base is greater than zero.

However, if your account value falls to zero, either due to a withdrawal or surrender that is not an Excess withdrawal or due to a deduction of charges, please note the following:

o Your Accumulator(R) Elite(SM) contract terminates and you will receive a supplementary life annuity contract setting forth your continuing benefits. The owner of the Accumulator(R) Elite(SM) contract will be the owner and annuitant. The successor owner, if applicable, will be the joint annuitant. If the owner is non-natural, the annuitant and joint annuitant, if applicable, will be the same as under your Accumulator(R) Elite(SM) contract.

o If you were taking withdrawals through the "Maximum payment plan," we will continue the scheduled withdrawal payments on the same basis.

o If you were taking withdrawals through the "Customized payment plan" or in unscheduled partial withdrawals, we will pay the balance of the Guaranteed annual withdrawal amount for that contract year in a lump sum. Payment of the Guaranteed annual withdrawal amount will begin on the next contract date anniversary.

o Payments will continue at the same frequency for Single or Joint life contracts, as applicable, or annually if automatic payments were not being made.

o Any guaranteed minimum death benefit remaining under the original contract will be carried over to the supplementary life annuity contract. The death benefit will no longer grow and will be reduced on a dollar-for-dollar basis as payments are made. If there is any remaining death benefit upon the death of the owner and successor owner, if applicable, we will pay it to the beneficiary.

o The charge for the Guaranteed withdrawal benefit for life and any enhanced death benefit will no longer apply.

o If at the time of your death the Guaranteed annual withdrawal amount was being paid to you as a supplementary life annuity contract, your beneficiary may not elect the Beneficiary continuation option.

OTHER IMPORTANT CONSIDERATIONS

o This benefit is not appropriate if you do not intend to take withdrawals prior to annuitization.

o Amounts withdrawn in excess of your Guaranteed annual withdrawal amount may be subject to a withdrawal charge, if applicable, as described in "Charges and expenses" later in this Prospectus. In addition, all withdrawals count toward your free withdrawal amount for that contract year. Excess withdrawals can significantly reduce or completely eliminate the value of the GWBL. See "Effect of Excess withdrawals" above in this section and "How withdrawals affect your GWBL" later in this Prospectus.

o Withdrawals are not considered annuity payments for tax purposes. See "Tax information" later in this Prospectus.

o All withdrawals reduce your account value and Guaranteed minimum death benefit. See "How withdrawals are taken from your account value" and "How withdrawals affect your Guaranteed minimum income benefit and Guaranteed minimum death benefit" in "Accessing your money" later in this Prospectus.


o If you withdraw less than the Guaranteed annual withdrawal amount in any contract year, you may not add the remainder to your Guaranteed annual withdrawal amount in any subsequent year.

o The GWBL benefit terminates if the contract is continued under the beneficiary continuation option or under the Spousal continuation feature if the spouse is not the successor owner.

o If you surrender your contract to receive its cash value and your cash value is greater than your Guaranteed annual withdrawal amount, all benefits under the contract will terminate, including the GWBL benefit.

o If you transfer ownership of the contract, you terminate the GWBL benefit. See "Transfers of ownership, collateral assignments, loans and borrowing" in "More information" later in this Prospectus for more information.

o Withdrawals are available under other annuity contracts we offer and the contract without purchasing a withdrawal benefit.

o If you elect GWBL on a Joint life basis and subsequently get divorced, your divorce will not automatically terminate the contract. For both Joint life and Single life contracts, it is possible that the terms of your divorce decree could significantly reduce or completely eliminate the value of this benefit. Any withdrawal made for the purpose of creating another contract for your ex-spouse will reduce the benefit base(s) as described in "How withdrawals affect your GWBL" later in this Prospectus, even if pursuant to a divorce decree.

o The Federal Defense of Marriage Act precludes same-sex married couples, domestic partners, and civil union partners from being considered married under federal law. Such individuals, therefore, are not entitled to the favorable tax treatment accorded spouses under federal tax law. As a result, mandatory distributions from the contract must be made after the death of the first individual. Accordingly, a Joint life GWBL will have little or no value to the sur-


46  Contract features and benefits


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  viving same-sex spouse or partner. You should consult with your tax adviser for more information on this subject.


DROPPING THE GUARANTEED WITHDRAWAL BENEFIT FOR LIFE AFTER CONVERSION

You may drop the Guaranteed withdrawal benefit for life from your contract after conversion from the Guaranteed minimum income benefit, subject to the following restrictions:

o You may not drop the Guaranteed withdrawal benefit for life if there are any withdrawal charges in effect under your contract, including withdrawal charges applicable to subsequent contributions. If there are no withdrawal charges in effect under your contract on the Conversion effective date, you may drop the Guaranteed withdrawal benefit for life at any time.

o The Guaranteed withdrawal benefit for life will be dropped from your contract on the date we receive your election form at our processing office in good order. If you drop the Guaranteed withdrawal benefit for life on a date other than a contract date anniversary, we will deduct a pro rata portion of the Guaranteed withdrawal benefit for life charge for that year, on that date.

o After the Guaranteed withdrawal benefit for life is dropped, the withdrawal treatment for the Guaranteed minimum death benefit will continue on a pro rata basis.

o If you drop the Guaranteed withdrawal benefit for life, the investment limitations associated with that benefit will be lifted. You will be able to invest in any of the investment options offered under the Guaranteed minimum income benefit that you had originally elected.

o Generally, only contracts with the Guaranteed withdrawal benefit for life can have successor owners. However, if your contract has the Guaranteed withdrawal benefit for life with the Joint life option, the successor owner under that contract will continue to be deemed a successor owner, even if you drop the Guaranteed withdrawal benefit for life. The successor owner will continue to have precedence over any designated beneficiary in the event of the owner's death.

After your request has been processed, you will receive a letter confirming that the Guaranteed withdrawal benefit for life has been dropped.

See "Investment options" earlier in this section for information regarding how dropping the Guaranteed withdrawal benefit for life would affect your investment options.


INHERITED IRA BENEFICIARY CONTINUATION CONTRACT

There are special rules governing required minimum distributions in 2009. Please see "Suspension of required minimum distributions for 2009" later in this Prospectus. We will make distributions for calendar year 2009 unless we receive, before we make the payment, a written request to suspend the 2009 distribution.

The contract is available to an individual beneficiary of a traditional IRA or a Roth IRA where the deceased owner held the individual retirement account or annuity (or Roth individual retirement account or annuity) with an insurance company or financial institution other than AXA Equitable. The purpose of the inherited IRA beneficiary continuation contract is to permit the beneficiary to change the funding vehicle that the deceased owner selected ("original IRA") while taking the required minimum distribution payments that must be made to the beneficiary after the deceased owner's death. See the discussion of required minimum distributions under "Tax information." The contract is intended only for beneficiaries who want to take payments at least annually over their life expectancy. These payments generally must begin (or must have begun) no later than December 31 of the calendar year following the year the deceased owner died. The contract is not suitable for beneficiaries electing the "5-year rule." See "Beneficiary continuation option for IRA and Roth IRA contracts" under "Beneficiary continuation option" in "Payment of death benefit" later in this Prospectus. You should discuss with your tax adviser your own personal situation. The contract may not be available in all states. Please speak with your financial professional for further information.

The Inherited IRA is also available to non-spousal beneficiaries of deceased plan participants in qualified plans, 403(b) plans and governmental employer 457(b) plans ("Applicable Plan(s)"). In this discussion, unless otherwise indicated, references to "deceased owner" include "deceased plan participant"; references to "original IRA" include "the deceased plan participant's interest or benefit under the Applicable Plan", and references to "individual beneficiary of a traditional IRA" include "individual non-spousal beneficiary under an Applicable Plan."

The inherited IRA beneficiary continuation contract can only be purchased by a direct transfer of the beneficiary's interest under the deceased owner's original IRA. In the case of a non-spousal beneficiary under a deceased plan participant's Applicable Plan, the Inherited IRA can only be purchased by a direct rollover of the death benefit under the Applicable Plan. The owner of the inherited IRA beneficiary continuation contract is the individual who is the beneficiary of the original IRA. Certain trusts with only individual beneficiaries will be treated as individuals for this purpose. The contract must also contain the name of the deceased owner. In this discussion, "you" refers to the owner of the inherited IRA beneficiary continuation contract.

The inherited IRA beneficiary continuation contract can be purchased whether or not the deceased owner had begun taking required minimum distribution payments during his or her life from the original IRA or whether you had already begun taking required minimum distribution payments of your interest as a beneficiary from the deceased owner's original IRA. You should discuss with your own tax adviser when payments must begin or must be made.

Under the inherited IRA beneficiary continuation contract:

o You must receive payments at least annually (but can elect to receive payments monthly or quarterly). Payments are generally made over your life expectancy determined in the calendar year after the deceased owner's death and determined on a term certain basis.

o You must receive payments from the contract even if you are receiving payments from another IRA of the deceased owner in an amount that would otherwise satisfy the amount required to be distributed from the contract.



                                              Contract features and benefits  47


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o The beneficiary of the original IRA will be the annuitant under the inherited
  IRA beneficiary continuation contract. In the case where the beneficiary is a "see-through trust," the oldest beneficiary of the trust will be the annuitant.

o An inherited IRA beneficiary continuation contract is not available for owners over age 70.

o The initial contribution must be a direct transfer from the deceased owner's original IRA and is subject to minimum contribution amounts. See "How you can purchase and contribute to your contract" earlier in this section.

o Subsequent contributions of at least $1,000 are permitted but must be direct transfers of your interest as a beneficiary from another IRA with a financial institution other than AXA Equitable, where the deceased owner is the same as under the original IRA contract. Subsequent contributions are limited to the first contract year only. A non-spousal beneficiary under an Applicable Plan cannot make subsequent contributions to an Inherited IRA contract.

o You may make transfers among the investment options.

o You may choose at any time to withdraw all or a portion of the account value. Any partial withdrawal must be at least $300. Withdrawal charges will apply as described in "Charges and expenses" later in this Prospectus.

o The GMIB I - Asset Allocation, GMIB II - Custom Selection and the "Greater of" enhanced death benefits, spousal continuation, special dollar cost averaging program and systematic withdrawals are not available under the Inherited IRA beneficiary continuation contract.

o If you die, we will pay to a beneficiary that you choose the greater of the account value or the applicable death benefit.

o Upon your death, your beneficiary has the option to continue taking required minimum distributions based on your remaining life expectancy or to receive any remaining interest in the contract in a lump sum. The option elected will be processed when we receive satisfactory proof of death, any required instructions for the method of payment and any required information and forms necessary to effect payment. If your beneficiary elects to continue to take distributions, we will increase the account value to equal the applicable death benefit if such death benefit is greater than such account value as of the date we receive satisfactory proof of death and any required instructions, information and forms. Thereafter, withdrawal charges (if applicable under your contract) will no longer apply. If you had elected an enhanced death benefit, it will no longer be in effect and charges for such benefit will stop. The Guaranteed minimum death benefit will also no longer be in effect.


YOUR RIGHT TO CANCEL WITHIN A CERTAIN NUMBER
OF DAYS

If for any reason you are not satisfied with your contract, you may return it to us for a refund. To exercise this cancellation right you must mail the contract, with a signed letter of instruction electing this right, to our processing office within 10 days after you receive it. If state law requires, this "free look" period may be longer. Other state variations may apply. Please contact your financial professional and/or see Appendix VI to find out what applies in your state.

Generally, your refund will equal your account value under the contract on the day we receive notification to cancel the contract and will reflect (i) any investment gain or loss in the variable investment options (less the daily charges we deduct), (ii) any guaranteed interest in the guaranteed interest option, and (iii) any interest in the account for special dollar cost averaging through the date we receive your contract. Some states require that we refund the full amount of your contribution (not reflecting (i), (ii), or (iii) above). For any IRA contract returned to us within seven days after you receive it, we are required to refund the full amount of your contribution.

We may require that you wait six months before you may apply for a contract with us again if:

o you cancel your contract during the free look period; or

o you change your mind before you receive your contract whether we have received your contribution or not.

Please see "Tax information" later in this Prospectus for possible consequences of cancelling your contract.

If you fully convert an existing traditional IRA contract to a Roth IRA contract, you may cancel your Roth IRA contract and return to a traditional IRA contract. Our processing office, or your financial professional, can provide you with the cancellation instructions.

In addition to the cancellation right described above, you have the right to surrender your contract, rather than cancel it. Please see "Surrendering your contract to receive its cash value," later in this Prospectus. Surrendering your contract may yield results different than canceling your contract, including a greater potential for taxable income. In some cases, your cash value upon surrender may be greater than your contributions to the contract. Please see "Tax information" later in this Prospectus.


48  Contract features and benefits


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2. Determining your contract's value


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YOUR ACCOUNT VALUE AND CASH VALUE

Your "account value" is the total of the values you have in: (i) the variable investment options; (ii) the guaranteed interest option; and (iii) the account for special dollar cost averaging.

Your contract also has a "cash value." At any time before annuity payments begin, your contract's cash value is equal to the account value, less: (i) the total amount or a pro rata portion of the annual administrative charge as well as optional benefit charges; and (ii) any applicable withdrawal charges. Please see "Surrendering your contract to receive its cash value" in "Accessing your money" later in this Prospectus.

YOUR CONTRACT'S VALUE IN THE VARIABLE INVESTMENT OPTIONS

Each variable investment option invests in shares of a corresponding Portfolio. Your value in each variable investment option is measured by "units." The value of your units will increase or decrease as though you had invested it in the corresponding Portfolio's shares directly. Your value, however, will be reduced by the amount of the fees and charges that we deduct under the contract.

The unit value for each variable investment option depends on the investment performance of that option, less daily charges for:

(i)   mortality and expense risks;

(ii)  administrative expenses; and

(iii) distribution charges.

On any day, your value in any variable investment option equals the number of units credited to that option, adjusted for any units purchased for or deducted from your contract under that option, multiplied by that day's value for one unit. The number of your contract units in any variable investment option does not change unless they are:

(i)   increased to reflect additional contributions;

(ii)  decreased to reflect a withdrawal (plus applicable withdrawal charges); or

(iii) increased to reflect a transfer into, or decreased to reflect a transfer out of, a variable investment option.

In addition, when we deduct the enhanced death benefit, Guaranteed minimum income benefit, Guaranteed withdrawal benefit for life and/or Earnings enhancement benefit charges, the number of units credited to your contract will be reduced. Your units are also reduced when we deduct the annual administrative charge. A description of how unit values are calculated is found in the SAI.

YOUR CONTRACT'S VALUE IN THE GUARANTEED
INTEREST OPTION

Your value in the guaranteed interest option at any time will equal: your contributions and transfers to that option, plus interest, minus withdrawals out of the option, and charges we deduct.

YOUR CONTRACT'S VALUE IN THE ACCOUNT FOR SPECIAL DOLLAR COST AVERAGING

Your value in the account for special dollar cost averaging at any time will equal your contribution allocated to that option, plus interest, less the sum of all amounts that have been transferred to the variable investment options you have selected.


INSUFFICIENT ACCOUNT VALUE

Your contract will terminate without value if your account value is insufficient to pay any applicable charges when due. Your account value could become insufficient due to withdrawals and/or poor market performance. Upon such termination, you will lose all your rights under your contract and any applicable guaranteed benefits, except as discussed below.

See Appendix VI later in this Prospectus for any state variations with regard to terminating your contract.

GUARANTEED MINIMUM INCOME BENEFIT NO LAPSE GUARANTEE. In certain circumstances, even if your account value falls to zero, your Guaranteed minimum income benefit will still have value. Please see "Contract features and benefits" earlier in this Prospectus for information on this feature.


GUARANTEED WITHDRAWAL BENEFIT FOR LIFE. If your Guaranteed minimum income benefit converts to the Guaranteed withdrawal benefit for life, and your account value falls to zero due to an Excess withdrawal, we will terminate your contract and you will receive no payment or supplementary life annuity contract, even if your GWBL benefit base is greater than zero. If, however, your account value falls to zero, either due to a withdrawal or surrender that is not an Excess withdrawal or due to a deduction of charges, the benefit will still have value. See "Contract features and benefits" earlier in this Prospectus.


                                           Determining your contract's value  49


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3. Transferring your money among investment options


--------------------------------------------------------------------------------

TRANSFERRING YOUR ACCOUNT VALUE

At any time before the date annuity payments are to begin, you can transfer some or all of your account value among the investment options, subject to the following:

o You may not transfer any amount to the account for special dollar cost averaging.

o Under Option A, a transfer into the guaranteed interest option (other than a dollar cost averaging transfer) will not be permitted if such transfer would result in more than 25% of the annuity account value being allocated to the guaranteed interest option, based on the annuity account value as of the previous business day.

o Under Option B, you may make a transfer from one investment option to another investment option within the same category provided the resulting allocation to the receiving investment option does not exceed the investment option maximum in place at the time of the transfer. You can make a transfer from an investment option in one category to an investment option in another category as long as the minimum rules for the transferring category, the minimum and maximum rules for the receiving category and the maximum rule for the receiving investment option are met. You may also request a transfer that would reallocate your account value based on percentages, provided those percentages are consistent with the category and investment option limits in place at the time of the transfer. In calculating the limits for any transfer, we use the account value percentages as of the date prior to the transfer. Transfer requests do not change the allocation instructions on file for any future contribution or rebalancing, although transfer requests will be considered subject to the Custom Selection rules at the time of the request. In connection with any transfer, you should consider providing new allocation instructions, which would be used in connection with future rebalancing. A transfer must comply with transfer rules described under "Allocating your contributions" earlier in the Prospectus.

Some states may have additional transfer restrictions. Please see Appendix VI later in this Prospectus.

In addition, we reserve the right to restrict transfers into and among variable investment options including limitations on the number, frequency, or dollar amount of transfers. Our current transfer restrictions are set forth in the "Disruptive transfer activity" section below.

The maximum amount that may be transferred from the guaranteed interest option to any investment option in any contract year is the greatest of:

(a) 25% of the amount you have in the guaranteed interest option on the last day of the prior contract year;

(b) the total of all amounts transferred at your request from the guaranteed interest option to any of the investment options in the prior contract year; or

(c) 25% of amounts transferred or allocated to the guaranteed interest option during the current contract year.

From time to time, we may remove the restrictions regarding transferring amounts out of the guaranteed interest option. If we do so, we will tell you. We will also tell you at least 45 days in advance of the day we intend to reimpose the transfer restrictions. When we reimpose the transfer restrictions, if any dollar cost averaging transfer out of the guaranteed interest option causes a violation of the 25% outbound restriction, that dollar cost averaging program will be terminated for the current contract year. If you are eligible, a new dollar cost averaging program can be started in the next or subsequent contract years.

You may request a transfer in writing, or through Online Account Access. Under Option A, you may also request a transfer by telephone using TOPS must send in all written transfer requests directly to our processing office. Transfer requests should specify:

(1) the contract number;

(2) the dollar amounts or percentages of your current account value to be transferred; and

(3) the investment options to and from which you are transferring. We will confirm all transfers in writing.

Please see "Allocating your contributions" in "Contract features and benefits" for more information about your role in managing your allocations.


DISRUPTIVE TRANSFER ACTIVITY

You should note that the contract is not designed for professional "market timing" organizations, or other organizations or individuals engaging in a market timing strategy. The contract is not designed to accommodate programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the underlying portfolio.

Frequent transfers, including market timing and other program trading or short-term trading strategies, may be disruptive to the underlying portfolios in which the variable investment options invest. Disruptive transfer activity may adversely affect performance and the interests of long-term investors by requiring a portfolio to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a portfolio may have to sell its holdings to have the cash necessary to redeem the market timer's investment. This can happen when it is not advantageous to sell any securities, so the portfolio's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of portfolio investments may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to effect more frequent purchases and sales of portfolio securities. Similarly, a portfolio may bear increased


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administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. Portfolios that invest a significant portion of their assets in foreign securities or the securities of small- and mid-capitalization companies tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than portfolios that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. markets. Securities of small- and mid-capitalization companies present arbitrage opportunities because the market for such securities may be less liquid than the market for securities of larger companies, which could result in pricing inefficiencies. Please see the prospectuses for the underlying portfolios for more information on how portfolio shares are priced.

We currently use the procedures described below to discourage disruptive transfer activity. You should understand, however, that these procedures are subject to the following limitations: (1) they primarily rely on the policies and procedures implemented by the underlying portfolios; (2) they do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that portfolio performance will be affected by such activity; and (3) the design of market timing procedures involves inherently subjective judgments, which we seek to make in a fair and reasonable manner consistent with the interests of all contract owners.

We offer investment options with underlying portfolios that are part of AXA Premier VIP Trust and EQ Advisors Trust (together, the "trusts"). The trusts have adopted policies and procedures regarding disruptive transfer activity. They discourage frequent purchases and redemptions of portfolio shares and will not make special arrangements to accommodate such transactions. They aggregate inflows and outflows for each portfolio on a daily basis. On any day when a portfolio's net inflows or outflows exceed an established monitoring threshold, the trust obtains from us contract owner trading activity. The trusts currently consider transfers into and out of (or vice versa) the same variable investment option within a five business day period as potentially disruptive transfer activity. Each trust reserves the right to reject a transfer that it believes, in its sole discretion, is disruptive (or potentially disruptive) to the management of one of its portfolios. Please see the prospectuses for the trusts for more information.

When a contract is identified in connection with potentially disruptive transfer activity for the first time, a letter is sent to the contract owner explaining that there is a policy against disruptive transfer activity and that if such activity continues certain transfer privileges may be eliminated. If and when the contract owner is identified a second time as engaged in potentially disruptive transfer activity under the contract, we currently prohibit the use of voice, fax and automated transaction services. We currently apply such action for the remaining life of each affected contract. We or a trust may change the definition of potentially disruptive transfer activity, the monitoring procedures and thresholds, any notification procedures, and the procedures to restrict this activity. Any new or revised policies and procedures will apply to all contract owners uniformly. We do not permit exceptions to our policies restricting disruptive transfer activity.

It is possible that a trust may impose a redemption fee designed to discourage frequent or disruptive trading by contract owners. As of the date of this Prospectus, the trusts had not implemented such a fee. If a redemption fee is implemented by a trust, that fee, like any other trust fee, will be borne by the contract owner.

Contract owners should note that it is not always possible for us and the underlying trusts to identify and prevent disruptive transfer activity. In addition, because we do not monitor for all frequent trading at the separate account level, contract owners may engage in frequent trading which may not be detected, for example, due to low net inflows or outflows on the particular day(s). Therefore, no assurance can be given that we or the trusts will successfully impose restrictions on all potentially disruptive transfers. Because there is no guarantee that disruptive trading will be stopped, some contract owners may be treated differently than others, resulting in the risk that some contract owners may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity. The potential effects of frequent transfer activity are discussed above.


REBALANCING YOUR ACCOUNT VALUE

If you elect Option A for your investment options, a recurring optional rebalancing program is not available, instead you can rebalance your account value by submitting a request to rebalance your account value as of the date we receive your request. Any subsequent rebalancing transactions would require a subsequent rebalancing request. If you elect Option B, we require an automatic quarterly rebalancing program. For more information about Options A and B and the rebalancing program under Option B, see "Allocating your contributions" earlier in this Prospectus.


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4. Accessing your money


--------------------------------------------------------------------------------

WITHDRAWING YOUR ACCOUNT VALUE

You have several ways to withdraw your account value before annuity payments begin. Withdrawals will be deducted pro rata from the applicable investment options. The table below shows the methods available under each type of contract. More information follows the table.

Please see "Insufficient account value" in "Determining your contract's value" earlier in this Prospectus and "How withdrawals affect your Guaranteed minimum income benefit and Guaranteed minimum death benefit" and "How withdrawals affect your GWBL" below for more information on how withdrawals affect your guaranteed benefits and could potentially cause your contract to terminate.


--------------------------------------------------------------------------------
                                 Method of withdrawal
--------------------------------------------------------------------------------
               Automatic                            Pre-age
                payment                             59-1/2      Lifetime
                 plans                              substan-    required
                 (GWBL                   System-    tially       minimum
   Contract      only)      Partial       atic       equal    distribution
--------------------------------------------------------------------------------
NQ                Yes         Yes         Yes         No          No
--------------------------------------------------------------------------------
Traditional
 IRA              Yes         Yes         Yes         Yes         Yes
--------------------------------------------------------------------------------
Roth
 IRA              Yes         Yes         Yes         Yes         No
--------------------------------------------------------------------------------
Inherited
 IRA              No          Yes          No         No           *
--------------------------------------------------------------------------------
QP**              Yes         Yes          No         No          Yes
--------------------------------------------------------------------------------
* The contract pays out post-death required minimum distributions. See "Inherited IRA beneficiary continuation contract" in "Contract features and benefits" earlier in this Prospectus.

** All payments are made to the trust as the owner of the contract. See "Appendix II: Purchase considerations for QP contracts" later in this Prospectus.


AUTOMATIC PAYMENT PLANS
(For contracts with GWBL only)

You may take automatic withdrawals under either the Maximum payment plan or the Customized payment plan, as described below. Under either plan, you may take withdrawals on a monthly, quarterly or annual basis. You may change the payment frequency of your withdrawals at any time, and the change will become effective on the next contract date anniversary.

You may elect either the Maximum payment plan or the Customized payment plan at any time after your Guaranteed minimum income benefit converts to the Guaranteed withdrawal benefit for life. You must wait at least 28 days from the Conversion effective date before automatic payments begin. We will make the withdrawals on any day of the month that you select as long as it is not later than the 28th day of the month.

MAXIMUM PAYMENT PLAN. Our Maximum payment plan provides for the withdrawal of the Guaranteed annual withdrawal amount in scheduled payments. The amount of the withdrawal will increase on contract date anniversaries with an Annual Ratchet.

If you elect the Maximum payment plan and start monthly or quarterly payments after the beginning of a contract year, the payments you take that year will be less than your Guaranteed annual withdrawal amount.

If you take a partial withdrawal while the Maximum payment plan is in effect, we will terminate the plan. You may enroll in the plan again at any time, but the scheduled payments will not resume until the next contract date anniversary.

CUSTOMIZED PAYMENT PLAN. Our Customized payment plan provides for the withdrawal of a fixed amount not greater than the Guaranteed annual withdrawal amount in scheduled payments. The amount of the withdrawal will not be increased on contract date anniversaries with an Annual Ratchet. You must elect to change the scheduled payment amount.

It is important to note that if you elect the Customized payment plan and start monthly or quarterly withdrawals after the beginning of a contract year, you could select scheduled payment amounts that would cause an Excess withdrawal. If your selected scheduled payment would cause an Excess withdrawal, we will notify you. As discussed earlier in this Prospectus, Excess withdrawals may significantly reduce the value of the Guaranteed withdrawal benefit for life. See "Effect of Excess withdrawals" in "Contract features and benefits" earlier in this Prospectus.

If you take a partial withdrawal while the Customized payment plan is in effect, we will terminate the plan. You may enroll in the plan again at any time, but the scheduled payments will not resume until the next contract date anniversary.


PARTIAL WITHDRAWALS
(All contracts)

You may take partial withdrawals from your account value at any time. The minimum amount you may withdraw is $300.

Partial withdrawals will be subject to a withdrawal charge if they exceed the 10% free withdrawal amount (see "10% free withdrawal amount" in "Charges and expenses" later in this Prospectus).

Any request for a partial withdrawal will terminate your participation in either the Maximum payment plan or Customized payment plan, if applicable.


SYSTEMATIC WITHDRAWALS
(All contracts except Inherited IRA and QP)

You may take systematic withdrawals of a particular dollar amount or a particular percentage of your account value.

You may take systematic withdrawals on a monthly, quarterly or annual basis as long as the withdrawals do not exceed the following


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percentages of your account value on the date of the withdrawal: 0.8% monthly,
2.4% quarterly and 10.0% annually. The minimum amount you may take in each systematic withdrawal is $250. If the amount withdrawn would be less than $250 on the date a withdrawal is to be taken, we will not make a payment and we will terminate your systematic withdrawal election.

If the withdrawal charges on your contract have expired, you may elect a systematic withdrawal option in excess of your percentages of your account value as of the beginning of the contract year, as described in the preceding paragraph, up to 100% of your account value. However, if you elect a systematic withdrawal option in excess of these limits, and make a subsequent contribution to your contract, the systematic withdrawal option will be terminated. You may then elect a new systematic withdrawal option within the limits described in the preceding paragraph.

We will make the withdrawals on any day of the month that you select as long as it is not later than the 28th day of the month. If you do not select a date, we will make the withdrawals on the same calendar day of the month as the contract date. You must wait at least 28 days after your contract is issued before your systematic withdrawals can begin.

You may elect to take systematic withdrawals at any time. If you own an IRA contract, you may elect this withdrawal method only if you are between ages 59-1/2 and 70-1/2.

You may change the payment frequency, or the amount or percentage of your systematic withdrawals, once each contract year. However, you may not change the amount or percentage in any contract year in which you have already taken a partial withdrawal. You can cancel the systematic withdrawal option at any time. Systematic withdrawals are not available if the Guaranteed minimum income benefit has converted to the Guaranteed withdrawal benefit for life.

If you take a partial withdrawal while you are taking systematic withdrawals, your systematic withdrawal option will be terminated. You may then elect a new systematic withdrawal option.

Systematic withdrawals are not subject to a withdrawal charge, except to the extent that, when added to a partial withdrawal previously taken in the same contract year, the systematic withdrawal exceeds the 10% free withdrawal amount.

If you are taking systematic withdrawals at the time the Guaranteed minimum income benefit converts to the Guaranteed withdrawal benefit for life, the conversion will not terminate your systematic withdrawals. Continuing your systematic withdrawals after conversion may result in an Excess withdrawal. You should consider terminating your systematic withdrawals and electing an automatic payment plan at the time of the conversion to the Guaranteed withdrawal benefit for life, and you will be advised to cancel this election in the Systematic Withdrawal election form and in the Guaranteed minimum income benefit exercise notice.


SUBSTANTIALLY EQUAL WITHDRAWALS
(Traditional IRA and Roth IRA contracts)

We offer our "substantially equal withdrawals option" to allow you to receive distributions from your account value without triggering the 10% additional federal income tax penalty, which normally applies to distributions made before age 59-1/2. See "Tax information" later in this Prospectus. We use one of the IRS-approved methods for doing this; this is not the exclusive method of meeting this exception. After consultation with your tax adviser, you may decide to use another method which would require you to compute amounts yourself and request partial withdrawals. In such a case, a withdrawal charge may apply. Once you begin to take substantially equal withdrawals, you should not (i) stop them; (ii) change the pattern of your withdrawals for example, by taking an additional partial withdrawal; or (iii) contribute any more to the contract until after the later of age 59-1/2 or five full years after the first withdrawal. If you alter the pattern of withdrawals, you may be liable for the 10% federal tax penalty that would have otherwise been due on prior withdrawals made under this option and for any interest on the delayed payment of the penalty.

In accordance with IRS guidance, an individual who has elected to receive substantially equal withdrawals may make a one time change, without penalty, from one of the IRS-approved methods of calculating fixed payments to another IRS-approved method (similar to the required minimum distribution rules) of calculating payments which vary each year.

You may elect to take substantially equal withdrawals at any time before age 59-1/2. We will make the withdrawal on any day of the month that you select as long as it is not later than the 28th day of the month. We will calculate the amount of your substantially equal withdrawals using the IRS-approved method we offer. The payments will be made monthly, quarterly or annually as you select. These payments will continue until (i) we receive written notice from you to cancel this option; (ii) you take an additional partial withdrawal; or (iii) you contribute any more to the contract. You may elect to start receiving substantially equal withdrawals again, but the payments may not restart in the same calendar year in which you took a partial withdrawal or added amounts to the contract. We will calculate the new withdrawal amount.

Substantially equal withdrawals that we calculate for you are not subject to a withdrawal charge, except to the extent that, when added to a partial withdrawal previously taken in the same contract year, the substantially equal withdrawal exceeds the free withdrawal amount (see "10% free withdrawal amount" in "Charges and expenses" later in this Prospectus).

The substantially equal withdrawal program is not available if the Guaranteed minimum income benefit converts to the Guaranteed withdrawal benefit for life.

LIFETIME REQUIRED MINIMUM DISTRIBUTION WITHDRAWALS
(Traditional IRA and QP contracts only -- See "Tax information" later in this Prospectus)

There are special rules governing required minimum distributions in 2009. Please see "Suspension of required minimum distributions for 2009" later in this Prospectus. We will make distributions for calendar year 2009 unless we receive, before we make the payment, a written request to suspend the 2009 distribution.

We offer our "automatic required minimum distribution (RMD) service" to help you meet lifetime required minimum distributions under federal income tax rules. This is not the exclusive way for you to meet


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these rules. After consultation with your tax adviser, you may decide to compute required minimum distributions yourself and request partial withdrawals. In such a case, a withdrawal charge may apply. Before electing this account based withdrawal option, you should consider whether annuitization might be better in your situation. If you have elected certain additional benefits, such as the Guaranteed minimum death benefit or Guaranteed minimum income benefit, amounts withdrawn from the contract to meet RMDs will reduce the benefit base and may limit the utility of the benefit. Also, the actuarial present value of additional contract benefits must be added to the account value in calculating required minimum distribution withdrawals from annuity contracts funding qualified plans and IRAs, which could increase the amount required to be withdrawn. Please refer to "Tax information" later in this Prospectus.

This service is not available under defined benefit QP contracts.

You may elect this service in the year in which you reach age 70-1/2 or in any later year. The minimum amount we will pay out is $250. Currently, minimum distribution withdrawal payments will be made annually. See "Required minimum distributions" in "Tax information" later in this Prospectus for your specific type of retirement arrangement.

This service does not generate automatic required minimum distribution payments during the first contract year. Therefore, if you are making a rollover or transfer contribution to the contract after age 70-1/2, you must take any required minimum distributions before the rollover or transfer. If you do not, any withdrawals that you take during the first contract year to satisfy your required minimum distributions may be subject to withdrawal charges, if they exceed the free withdrawal amount.

--------------------------------------------------------------------------------
For traditional IRA contracts, we will send a form outlining the distribution options available in the year you reach age 70-1/2 (if you have not begun your annuity payments before that time).
--------------------------------------------------------------------------------

We do not impose a withdrawal charge on minimum distribution withdrawals if you are enrolled in our automatic RMD service except if, when added to a partial withdrawal previously taken in the same contract year, the minimum distribution withdrawal exceeds the 10% free withdrawal amount.

FOR CONTRACTS WITH GWBL. Generally, if you elect our Automatic RMD service, any lifetime required minimum distribution payment we make to you under our Automatic RMD service will not be treated as an Excess withdrawal.

If you elect either the Maximum payment plan or the Customized payment plan AND our Automatic RMD service, we will make an extra payment, if necessary, on December 1st that will equal your lifetime required minimum distribution less all payments made through November 30th and any scheduled December payment. The combined automatic plan payments and lifetime required minimum distribution payment will not be treated as Excess withdrawals, if applicable. However, if you take any partial withdrawals in addition to your lifetime required minimum distribution and automatic payment plan payments, your applicable automatic payment plan will be terminated. The partial withdrawal may cause an Excess withdrawal and may be subject to a withdrawal charge. You may enroll in the plan again at any time, but the scheduled payments will not resume until the next contract date anniversary. Further, your GWBL benefit base and Guaranteed annual withdrawal amount may be reduced. See "Effect of Excess Withdrawals" in "Contract features and benefits" earlier in this Prospectus.

If you elect our Automatic RMD service and elect to take your Guaranteed annual withdrawal amount in partial withdrawals without electing one of our available automatic payment plans, we will make a payment, if necessary, on December 1st that will equal your required minimum distribution less all withdrawals made through November 30th. If prior to December 1st you make a partial withdrawal that exceeds your Guaranteed annual withdrawal amount, but not your RMD amount, that partial withdrawal will be treated as an Excess withdrawal, as well as any subsequent partial withdrawals made during the same contract year. However, if by December 1st your withdrawals have not exceeded your RMD amount, the RMD payment we make to you will not be treated as an Excess withdrawal.

If you are enrolled in our Automatic RMD service and are taking systematic withdrawals at the time the Guaranteed minimum income benefit is converted to the Guaranteed withdrawal benefit for life, we will make a payment, if necessary, on December 1st that will equal your required minimum distribution less all withdrawals made through November 30th. If your systematic withdrawal payment is a fixed dollar amount, rather than a percentage of your account value, the December 1st RMD payment will factor into any December systematic withdrawal payment. The December 1st RMD payment will not be treated as an Excess withdrawal, but any subsequent systematic withdrawals in the same contract year may be treated as Excess withdrawals. If by December 1st your systematic withdrawals have equaled or exceeded your RMD amount, any withdrawal that exceeds the Guaranteed annual withdrawal amount will be treated as an Excess withdrawal.

FOR CONTRACTS WITH THE GUARANTEED MINIMUM INCOME BENEFIT. The no lapse guarantee will not be terminated if a required minimum distribution payment using our automatic RMD service causes your cumulative withdrawals in the contract year to exceed 4% of the Roll-Up benefit base (as of the beginning of the contract year or in the first contract year, all contributions received within the first 90 days).

Owners of tax-qualified contracts (IRA and QP) generally should not reset the Roll-up benefit base if lifetime required minimum distributions must begin before the end of the new exercise waiting period. See "Roll-Up benefit base reset" in "Contract features and benefits" earlier in this Prospectus.


HOW WITHDRAWALS ARE TAKEN FROM YOUR ACCOUNT VALUE

We will subtract your withdrawals on a pro rata basis from your account value in the variable investment options and the guaranteed interest option. If there is insufficient value or no value in the variable investment options and the guaranteed interest option, any additional amount of the withdrawal required or the total amount of the withdrawal will be withdrawn from the account for special dollar cost averaging.


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HOW WITHDRAWALS AFFECT YOUR GUARANTEED MINIMUM INCOME BENEFIT AND GUARANTEED
MINIMUM DEATH BENEFIT

Withdrawals (including RMDs) will reduce your benefits on either a pro rata or dollar-for-dollar basis. Unless otherwise stated, the withdrawal deductions will be on a pro rata basis.

Reduction on a pro rata basis means that we calculate the percentage of your current account value that is being withdrawn and we reduce your current benefit base by the same percentage. For example, if your account value is $30,000 and you withdraw $12,000, you have withdrawn 40% of your account value. If your benefit was $40,000 before the withdrawal, it would be reduced by $16,000 ($40,000 x .40) and your new benefit after the withdrawal would be $24,000 ($40,000-$16,000).

For purposes of calculating the adjustment to your guaranteed benefits, the amount of the withdrawal will include the amount of any applicable withdrawal charge. Using the example above, the $12,000 withdrawal would include the withdrawal amount paid to you and the amount of any applicable withdrawal charge deducted from your account value. For more information on the calculation of the charge, see "Withdrawal charge" later in the Prospectus.

If the Guaranteed minimum income benefit is elected at issue, during the first five contract years, with respect to the GMIB I - Asset Allocation, the "Greater of" GMDB I enhanced death benefit, the GMIB II - Custom Selection and the "Greater of" GMDB II enhanced death benefit, withdrawals (including any applicable withdrawal charges) will reduce each benefit's 4% Roll-Up to age 80 benefit base on a pro-rata basis. If the Guaranteed minimum income benefit is added after issue, the applicable five year period begins as of the GMIB effective date. Beginning on the first day of the 6th contract year, with respect to the GMIB I - Asset Allocation, the "Greater of" GMDB I enhanced death benefit, the GMIB II - Custom Selection and the "Greater of" GMDB II enhanced death benefit, withdrawals (including any applicable withdrawal charges) will reduce each of the benefits' 4% Roll-Up to age 80 benefit base on a dollar-for-dollar basis, as long as the sum of withdrawals in a contract year is 4% or less of the 4% Roll-Up benefit base on the contract issue date or the most recent contract date anniversary, if later. Once a withdrawal is taken that causes the sum of withdrawals in a contract year to exceed 4% of the benefit base on the most recent anniversary, that entire withdrawal and any subsequent withdrawals in that same contract year will reduce the benefit base on a pro rata basis.

When an RMD withdrawal using our RMD program occurs, the waiting period for dollar-for-dollar withdrawals will not apply and the entire withdrawal amount will reduce the roll-up benefit base on a dollar-for-dollar basis. Reduction on a dollar-for-dollar basis means that your 4% Roll-Up to age 80 benefit base will be reduced by the dollar amount of the withdrawal for each Guaranteed benefit. The Annual Ratchet to age 80 benefit base will always be reduced on a pro rata basis.

If dollar for dollar withdrawals were to be allowed in the first contract year, for both of the Guaranteed minimum income benefits and "Greater of" enhanced death benefits, the dollar for dollar withdrawal amount for the first contract year will be determined using all contributions received in the first 90 days after contract issue. For QP contracts, after the first contract year, additional contributions made during the contract year do not affect the amount of the withdrawals that can be taken on a dollar-for-dollar basis in that contract year even if the benefit is added after issue.

If you convert from a QP contract to an IRA, your waiting period for the dollar withdrawal under the IRA contract will include any time that you were a participant under the QP contract.

If your Guaranteed minimum income benefit converts to the Guaranteed withdrawal benefit for life, any subsequent withdrawals from your contract will reduce your Guaranteed minimum death benefit base on a pro rata basis, regardless of the type of "Greater of" enhanced death benefit you had elected. If you drop the Guaranteed minimum income benefit at age 80 without converting it to the Guaranteed withdrawal benefit for life, your death benefit will retain its original withdrawal treatment. See "Dropping the Guaranteed minimum income benefit after issue" described earlier under "Contract features and benefits."


HOW WITHDRAWALS AFFECT YOUR GWBL

Your GWBL benefit base is not reduced by withdrawals until a withdrawal causes cumulative withdrawals in a contract year to exceed the Guaranteed annual withdrawal amount. Withdrawals that exceed the Guaranteed annual withdrawal amount, however, can significantly reduce your GWBL benefit base and Guaranteed annual withdrawal amount. For more information, see "Effect of Excess withdrawals", "Effect of your account value falling to zero" and "Other important considerations" under "Guaranteed withdrawal benefit for life ("GWBL")" in "Contract features and benefits" earlier in this Prospectus.

For purposes of calculating your GWBL benefit base, the amount of the Excess withdrawal will include the withdrawal amount paid to you and the amount of the withdrawal charge deducted from your account value. For more information on calculation of the charge, see "Withdrawal charge" later in this Prospectus.

Please consider, however, that the Guaranteed withdrawal benefit for life is not beneficial to the Owner unless the Owner intends to take withdrawals.


WITHDRAWALS TREATED AS SURRENDERS

If you withdraw more than 90% of a contract's current cash value, we will treat it as a request to surrender the contract for its cash value. In addition, we have the right to pay the cash value and terminate the contract if no contributions are made during the last three completed contract years, and the account value is less than $500, or if you make a withdrawal that would result in a cash value of less than $500. The rules in the preceding sentence do not apply if the Guaranteed minimum income benefit no lapse guarantee is in effect on your contract. See "Surrendering your contract to receive its cash value" below. For the tax consequences of withdrawals, see "Tax information" later in this Prospectus.

SPECIAL RULES FOR THE GUARANTEED WITHDRAWAL BENEFIT FOR LIFE. We will not treat a withdrawal request that results in a withdrawal in excess of 90% of the contract's cash value as a request to surrender


                                                        Accessing your money  55


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the contract unless it is an Excess withdrawal. In addition, we will not terminate your contract if either your account value or cash value falls below $500, unless it is due to an Excess withdrawal. In other words, if you take an Excess withdrawal that equals more than 90% of your cash value or reduces your cash value to less than $500, we will treat your request as a surrender of your contract even if your GWBL benefit base is greater than zero. Please also see "Insufficient account value" in "Determining your contract's value" earlier in this Prospectus. Please also see "Guaranteed withdrawal benefit for life" in "Contract features and benefits" and "Effect of your account value falling to zero" under Guaranteed withdrawal benefit for life ("GWBL") earlier in this Prospectus, for more information on how withdrawals affect your guaranteed benefits and could potentially cause your contract to terminate.


SURRENDERING YOUR CONTRACT TO RECEIVE ITS CASH VALUE

You may surrender your contract to receive its cash value at any time while an owner is living (or for contracts, with non-natural owners while the annuitant is living) and before you begin to receive annuity payments. For a surrender to be effective, we must receive your written request and your contract at our processing office. We will determine your cash value on the date we receive the required information.

All benefits under the contract will terminate as of the date we receive the required information, including the Guaranteed withdrawal benefit for life (if applicable), if your cash value is greater than your Guaranteed annual withdrawal amount remaining that year. If your cash value is not greater than your Guaranteed annual withdrawal amount remaining that year, then you will receive a supplementary life annuity contract. For more information, please see "Effect of your account value falling to zero" in "Contract features and benefits" earlier in this Prospectus. Also, if the Guaranteed minimum income benefit no lapse guarantee is in effect, the benefit will terminate without value if your cash value plus any other withdrawals taken in the contract year exceed 4% of the Roll-Up benefit base (as of the beginning of the contract year). For more information, please see "Insufficient account value" in "Determining your contract's value" and "Guaranteed withdrawal benefit for life ("GWBL")" in "Contract features and benefits" earlier in this Prospectus.

You may receive your cash value in a single sum payment or apply it to one or more of the annuity payout options. See "Your annuity payout options" below. For the tax consequences of surrenders, see "Tax information" later in this Prospectus.


WHEN TO EXPECT PAYMENTS

Generally, we will fulfill requests for payments out of the variable investment options within seven calendar days after the date of the transaction to which the request relates. These transactions may include applying proceeds to a variable annuity, payment of a death benefit, payment of any amount you withdraw (less any withdrawal charges) and, upon surrender, payment of the cash value. We may postpone such payments or applying proceeds for any period during which:

   (1)  the New York Stock Exchange is closed or restricts trading,

   (2) the SEC determines that an emergency exists as a result of which sales of securities or determination of the fair value of a variable investment option's assets is not reasonably practicable, or

   (3) the SEC, by order, permits us to defer payment to protect people remaining in the variable investment options.

We can defer payment of any portion of your value in the guaranteed interest option and the account for special dollar cost averaging (other than for death benefits) for up to six months while you are living. We also may defer payments for a reasonable amount of time (not to exceed 10 days) while we are waiting for a contribution check to clear.

All payments are made by check and are mailed to you (or the payee named in a tax-free exchange) by U.S. mail, unless you request that we use an express delivery or wire transfer service at your expense.


YOUR ANNUITY PAYOUT OPTIONS

Deferred annuity contracts such as Accumulator(R) Elite(SM) provide for conversion to payout status at or before the contract's "maturity date." This is called annuitization. When your contract is annuitized your Accumulator(R) Elite(SM) contract and all its benefits will terminate and you will receive a supplemental payout annuity contract ("payout option") that provides periodic payments for life or for a specified period of time. In general, the periodic payment amount is determined by the account value or cash value of your Accumulator(R) Elite(SM) contract at the time of annuitization and the annuity purchase factor to which that value is applied, as described below. Alternatively, if you have a Guaranteed minimum income benefit, you may exercise your benefit in accordance with its terms. We have the right to require you to provide any information we deem necessary to provide an annuity payout option. If an annuity payout is later found to be based on incorrect information, it will be adjusted on the basis of the correct information.

Your Accumulator(R) Elite(SM) contract guarantees that upon annuitization, your annuity account value will be applied to a guaranteed annuity purchase factor for a life annuity payout option. We reserve the right, with advance notice to you, to change your annuity purchase factor any time after your fifth contract date anniversary and at not less than five year intervals after the first change. (Please see your contract and SAI for more information.) In addition, you may apply your account value or cash value, whichever is applicable, to any other annuity payout option that we may offer at the time of annuitization. We currently offer you several choices of payout annuity options. Some enable you to receive fixed annuity payments, which can be either level or increasing, and others enable you to receive variable annuity payments. Please see Appendix VI later in this Prospectus for variations that may apply to your state.

You can choose from among the payout annuity options listed below. Restrictions may apply, depending on the type of contract you own or the owner's and annuitant's ages at contract issue. In addition, if you are exercising your Guaranteed minimum income benefit, your choice of payout options are those that are available under the Guaranteed minimum income benefit (see "Guaranteed minimum income benefit"


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in "Contract features and benefits" earlier in this Prospectus). If the
Guaranteed withdrawal benefit for life is in effect and you choose to annuitize your contract before the maturity date, the Guaranteed withdrawal benefit for life will terminate without value even if your GWBL benefit base is greater than zero. Payments you receive under the payout annuity option you select may be less than you would have received under GWBL. See "Guaranteed withdrawal benefit for life ("GWBL")" in "Contract features and benefits" earlier in this Prospectus for further information.
------------------------------------------------------------------
Fixed annuity payout options           Life annuity
                                       Life annuity with period
                                         certain
                                       Life annuity with refund
                                         certain
                                       Period certain annuity
------------------------------------------------------------------
Variable Immediate Annuity             Life annuity
   payout options                      Life annuity with period
                                         certain
------------------------------------------------------------------
Income Manager(R) payout options       Life annuity with period
   (available for owners and annu-       certain
   itants age 83 or less at contract   Period certain annuity
   issue)
------------------------------------------------------------------
o Life annuity: An annuity that guarantees payments for the rest of the annuitant's life. Payments end with the last monthly payment before the annuitant's death. Because there is no continuation of benefits following the annuitant's death with this payout option, it provides the highest monthly payment of any of the life annuity options, so long as the annuitant is living.

o Life annuity with period certain: An annuity that guarantees payments for the rest of the annuitant's life. If the annuitant dies before the end of a selected period of time ("period certain"), payments continue to the beneficiary for the balance of the period certain. The period certain cannot extend beyond the annuitant's life expectancy. A life annuity with a period certain is the form of annuity under the contracts that you will receive if you do not elect a different payout option. In this case, the period certain will be based on the annuitant's age and will not exceed 10 years.

o Life annuity with refund certain: An annuity that guarantees payments for the rest of the annuitant's life. If the annuitant dies before the amount applied to purchase the annuity option has been recovered, payments to the beneficiary will continue until that amount has been recovered. This payout option is available only as a fixed annuity.

o Period certain annuity: An annuity that guarantees payments for a specific period of time, usually 5, 10, 15, or 20 years. This guaranteed period may not exceed the annuitant's life expectancy. This option does not guarantee payments for the rest of the annuitant's life. It does not permit any repayment of the unpaid principal, so you cannot elect to receive part of the payments as a single sum payment with the rest paid in monthly annuity payments. This payout option is available only as a fixed annuity.

The life annuity, life annuity with period certain, and life annuity with refund certain payout options are available on a single life or joint and survivor life basis. The joint and survivor life annuity guarantees payments for the rest of the annuitant's life and, after the annuitant's death, payments continue to the survivor. We may offer other payout options not outlined here. Your financial professional can provide you with details.


FIXED ANNUITY PAYOUT OPTIONS

With fixed annuities, we guarantee fixed annuity payments will be based either on the tables of guaranteed annuity purchase factors in your contract or on our then current annuity purchase factors, whichever is more favorable for you.


VARIABLE IMMEDIATE ANNUITY PAYOUT OPTIONS

Variable Immediate Annuities are described in a separate prospectus that is available from your financial professional. Before you select a Variable Immediate Annuity payout option, you should read the prospectus which contains important information that you should know.

Variable Immediate Annuities may be funded through your choice of available variable investment options investing in Portfolios of AXA Premier VIP Trust and EQ Advisors Trust. The contract also offers a fixed income annuity payout option that can be elected in combination with the variable payout annuity option. The amount of each variable income annuity payment will fluctuate, depending upon the performance of the variable investment options, and whether the actual rate of investment return is higher or lower than an assumed base rate.


INCOME MANAGER(R) PAYOUT OPTIONS

The Income Manager(R) payout annuity contracts differ from the other payout annuity contracts. The other payout annuity contracts may provide higher or lower income levels, but do not have all the features of the Income Manager(R) payout annuity contract. You may request an illustration of the Income Manager(R) payout annuity contract from your financial professional. Income Manager(R) payout options are described in a separate prospectus that is available from your financial professional. Before you select an Income Manager(R) payout option, you should read the prospectus which contains important information that you should know.

Both NQ and IRA Income Manager(R) payout options provide guaranteed level payments. The Income Manager(R) (life annuity with period certain) also provides guaranteed increasing payments (NQ contracts only). You may not elect an Income Manager(R) payout option without life contingencies unless withdrawal charges are no longer in effect under your contract.

For QP contracts, if you want to elect an Income Manager(R) payout option, we will first roll over amounts in such contract to a traditional IRA contract with the plan participant as owner. You must be eligible for a distribution under the QP contract.

You may choose to apply your account value of your Accumulator(R) Elite(SM) contract to an Income Manager(R) payout annuity. In this case, we will consider any amounts applied as a withdrawal from your Accumulator(R) Elite(SM) and we will deduct any applicable withdrawal charge. For the tax consequences of withdrawals, see "Tax information" later in this Prospectus.

The Income Manager(R) payout options are not available in all states.

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THE AMOUNT APPLIED TO PURCHASE AN ANNUITY PAYOUT OPTION

The amount applied to purchase an annuity payout option varies, depending on the payout option that you choose, and the timing of your purchase as it relates to any withdrawal charges.

For the fixed payout annuity options and Variable Immediate Annuity payout options, no withdrawal charge is imposed if you select a life annuity, life annuity with period certain or life annuity with refund certain.

The withdrawal charge applicable under your Accumulator(R) Elite(SM) contract is imposed if you select a non-life contingent period certain payout annuity. If the period certain is more than 5 years, then the withdrawal charge deducted will not exceed 5% of the account value.

For the Income Manager(R) life contingent payout options, no withdrawal charge is imposed under the Accumulator(R) Elite(SM). If the withdrawal charge that otherwise would have been applied to your account value under your Accumulator(R) Elite(SM) is greater than 2% of the contributions that remain in your contract at the time you purchase your payout option, the withdrawal charges under the Income Manager(R) will apply. The year in which your account value is applied to the payout option will be "contract year 1."


SELECTING AN ANNUITY PAYOUT OPTION

When you select a payout option, we will issue you a separate written agreement confirming your right to receive annuity payments. We require you to return your contract before annuity payments begin. The contract owner and annuitant must meet the issue age and payment requirements.

You can choose the date annuity payments begin but it may not be earlier than thirteen months from the Accumulator(R) Elite(SM) contract date. Please see Appendix VI later in this Prospectus for information on state variations. Except with respect to the Income Manager(R) payout annuity options, where payments are made on the 15th day of each month, you can change the date your annuity payments are to begin anytime before that date as long as you do not choose a date later than the 28th day of any month. Also, that date may not be later than the annuity maturity date described below.

The amount of the annuity payments will depend on the amount applied to purchase the annuity and the applicable annuity purchase factors, discussed earlier. The amount of each annuity payment will be less with a greater frequency of payments, or with a longer duration of a non-life contingent annuity or a longer certain period of a life contingent annuity. Once elected, the frequency with which you receive payments cannot be changed.

If, at the time you elect a payout option, the amount to be applied is less than $2,000 or the initial payment under the form elected is less than $20 monthly, we reserve the right to pay the account value in a single sum rather than as payments under the payout option chosen.

If you select a payout annuity option and payments have begun, no change can be made other than: (i) transfers (if permitted in the future) among the variable investment options if a Variable Immediate Annuity payout option is selected; and (ii) withdrawals or contract surrender if an Income Manager(R) payout annuity option is chosen.


ANNUITY MATURITY DATE

Your contract has a maturity date by which you must either take a lump sum payment or select an annuity payout option. The maturity date is based on the age of the original annuitant at contract issue and cannot be changed other than in conformance with applicable law even if you name a new annuitant. For contracts with joint annuitants, the maturity age is based on the older annuitant. The maturity date is generally the contract date anniversary that follows the annuitant's 95th birthday. We will send a notice with the contract statement one year prior to the maturity date. If you do not respond to the notice within the 30 days following the maturity date, your contract will be annuitized automatically.

If the Guaranteed withdrawal benefit for life is in effect under your contract and your contract is annuitized at maturity, we will offer an annuity payout option that guarantees you will receive payments for life that are at least equal to the Guaranteed annual withdrawal amount that you would have received under the Guaranteed withdrawal benefit for life. At annuitization, you will no longer be able to take withdrawals in addition to the payments under this annuity payout option.

You may be eligible to elect an alternate annuity payout option. If you are eligible and elect this option, beginning as of the maturity date and for each subsequent year, the annuity payout will be the higher of two amounts that are calculated as of each contract date anniversary. The annuity payout will be the higher of: (1) the Guaranteed annual withdrawal amount and (2) the amount that the contract owner would have received if the annuity account value had been applied to a life annuity without a period certain, using either (a) the guaranteed annuity rates specified in your contract, or (b) the applicable current individual annuity rates as of the contract date anniversary, applying the rate that provides a greater benefit to the payee.

The resulting periodic payments are distributed while the owner (and if applicable, while any Joint Owner or Successor Owner) is living. Each Guaranteed withdrawal benefit for life Maturity date annuity payment will reduce the minimum death benefit pro rata. When the Guaranteed withdrawal benefit for life Maturity date annuity payments begin, you will not be permitted to make any additional withdrawals. You may, however, surrender the contract at any time on or after the maturity date to receive the contract's remaining cash value.

As described in "Contract features and benefits" under "Guaranteed withdrawal benefit for life ("GWBL")," these payments will have the potential to increase with favorable investment performance. Any remaining Guaranteed minimum death benefit value will be transferred to the annuity payout contract as your "minimum death benefit." If an enhanced death benefit had been elected, its value as of the date the annuity payout contract is issued will become your minimum death benefit, and it will no longer increase.

The minimum death benefit will be reduced pro rata by each payment. If you die while there is any minimum death benefit remaining, it will be paid to your beneficiary.

Please see Appendix VI later in this Prospectus for variations that may apply in your state.


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5. Charges and expenses


--------------------------------------------------------------------------------

CHARGES THAT AXA EQUITABLE DEDUCTS

We deduct the following charges each day from the net assets of each variable investment option. These charges are reflected in the unit values of each variable investment option:

o A mortality and expense risks charge

o An administrative charge

o A distribution charge

We deduct the following charges from your account value. When we deduct these charges from your variable investment options, we reduce the number of units credited to your contract:

o On each contract date anniversary -- an annual administrative charge, if applicable.

o At the time you make certain withdrawals or surrender your contract -- a withdrawal charge.

o On each contract date anniversary -- a charge for each optional benefit in effect under your contract: a death benefit (other than the Standard death benefit); the Guaranteed minimum income benefit; the Guaranteed withdrawal benefit for life; and the Earnings enhancement benefit.

o At the time annuity payments are to begin -- charges designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state. An annuity administrative fee may also apply.

More information about these charges appears below. We will not increase these charges for the life of your contract, except as noted. We may reduce certain charges under group or sponsored arrangements. See "Group or sponsored arrangements" later in this section.

The charges under the contracts are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the contracts. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the contracts. If, as we expect, the charges that we collect from the contracts exceed our total costs in connection with the contracts, we will earn a profit. Otherwise, we will incur a loss.

The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this Prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray, a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk. Nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the contracts.

To help with your retirement planning, we may offer other annuities with different charges, benefits and features. Please contact your financial professional for more information.


SEPARATE ACCOUNT ANNUAL EXPENSES

MORTALITY AND EXPENSE RISKS CHARGE. We deduct a daily charge from the net assets in each variable investment option to compensate us for mortality and expense risks, including the Standard death benefit. The daily charge is equivalent to an annual rate of 1.10% of the net assets in each variable investment option.

The mortality risk we assume is the risk that annuitants as a group will live for a longer time than our actuarial tables predict. If that happens, we would be paying more in annuity income than we planned. We also assume a risk that the mortality assumptions reflected in our guaranteed annuity payment tables, shown in each contract, will differ from actual mortality experience. Lastly, we assume a mortality risk to the extent that at the time of death, the Guaranteed minimum death benefit exceeds the cash value of the contract. The expense risk we assume is the risk that it will cost us more to issue and administer the contracts than we expect.

ADMINISTRATIVE CHARGE. We deduct a daily charge from the net assets in each variable investment option. The charge, together with the annual administrative charge described below, is to compensate us for administrative expenses under the contracts. The daily charge is equivalent to an annual rate of 0.30% of the net assets in each variable investment option.

DISTRIBUTION CHARGE. We deduct a daily charge from the net assets in each variable investment option to compensate us for a portion of our sales expenses under the contracts. The daily charge is equivalent to an annual rate of 0.25% of the net assets in each variable investment option.


ANNUAL ADMINISTRATIVE CHARGE

We deduct an administrative charge from your account value on each contract date anniversary. We deduct the charge if your account value on the last business day of the contract year is less than $50,000. If your account value on such date is $50,000 or more, we do not deduct the charge. During the first two contract years, the charge is equal to $30 or, if less, 2% of your account value. The charge is $30 for contract years three and later.

We will deduct this charge from your value in the variable investment options and the guaranteed interest option (see Appendix VI later in this Prospectus to see if deducting this charge from the guaranteed interest option is permitted in your state) on a pro rata basis. If those amounts are insufficient, we will deduct all or a portion of the charge from the account for special dollar cost averaging. If the contract is surrendered or annuitized or a death benefit is paid on a date other than a contract date anniversary, we will deduct a pro rata portion of the charge for that year.

If your account value is insufficient to pay this charge, your contract will terminate without value and you will lose any applicable guaran-


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teed benefits except as noted under "Insufficient account value" in
"Determining your contract's value" earlier in this Prospectus.


WITHDRAWAL CHARGE

A withdrawal charge applies in two circumstances: (1) if you make one or more withdrawals during a contract year that, in total, exceeds the 10% free withdrawal amount, described below, or (2) if you surrender your contract to receive its cash value or to apply your cash value to a non-life contingent annuity payout option. The withdrawal charge applicable under your Accumulator(R) Elite(SM) contract is imposed if you select a non-life contingent period certain payout annuity. If the period certain is more than 5 years, then the withdrawal charge deducted will not exceed 5% of the account value. For more information about the withdrawal charge if you select an annuity payout option, see "Your annuity payout options -- the amount applied to purchase an annuity payout option" in "Accessing your money" earlier in the Prospectus.

The withdrawal charge equals a percentage of the contributions withdrawn even if the account value is less than total net contributions in any of the first four years after we receive a contribution. The percentage of each contribution that applies to the withdrawal charge depends on how long each contribution has been invested in the contract. We determine the withdrawal charge separately for each contribution according to the following table:


-----------------------------------------------------------------
                         Contract year
-----------------------------------------------------------------
                                    1     2     3     4      5
-----------------------------------------------------------------
     Percentage of contribution    8 %   7 %   6 %   5 %    0 %
-----------------------------------------------------------------

For purposes of calculating the withdrawal charge, we treat the contract year in which we receive a contribution as "contract year 1" and the withdrawal charge is reduced or expires on each applicable contract date anniversary. Amounts withdrawn up to the free withdrawal amount are not considered withdrawals of any contribution. We also treat contributions that have been invested the longest as being withdrawn first. We treat contributions as withdrawn before earnings for purposes of calculating the withdrawal charge. However, federal income tax rules treat earnings under your contract as withdrawn first. See "Tax information" later in this Prospectus.

Please see Appendix VI later in this Prospectus for possible withdrawal charge schedule variations in your state.

In order to give you the exact dollar amount of the withdrawal you request, we deduct the amount of the withdrawal and withdrawal charge from your account value. The amount deducted to pay withdrawal charges is also subject to that same withdrawal charge percentage. We deduct the charge in proportion to the amount of the withdrawal subtracted from each investment option. The withdrawal charge helps cover sales expenses.

For purposes of calculating reductions in your guaranteed benefits and associated benefit bases, the withdrawal amount includes both the withdrawal amount paid to you and the amount of the withdrawal charge deducted from your account value. For more information, see "Guaranteed minimum death benefit and Guaranteed minimum income benefit base" and "How withdrawals affect your Guaranteed minimum income benefit and Guaranteed minimum death benefit" earlier in the Prospectus.

We may offer a version of the contract that does not include a withdrawal charge.

The withdrawal charge does not apply in the circumstances described below.


10% FREE WITHDRAWAL AMOUNT. Each contract year you can withdraw up to 10% of your account value without paying a withdrawal charge. The 10% free withdrawal amount is determined using your account value at the beginning of each contract year. In the first contract year, the 10% free withdrawal amount is determined using all contributions received in the first 90 days of the contract year. Additional contributions during the contract year do not increase the 10% free withdrawal amount (contributions after the first contract year are allowed in QP contracts only). The 10% free withdrawal amount does not apply if you surrender your contract except where required by law.

For NQ contracts issued to a charitable remainder trust, the free withdrawal amount will equal the greater of: (1) the current account value less contributions that have not been withdrawn (earnings in the contract), and (2) the 10% free withdrawal amount defined above.


CERTAIN WITHDRAWALS. If you elected the Guaranteed minimum income benefit with or without the Greater of 4% Roll-Up to age 80 or the Annual Ratchet to age 80 enhanced death benefit ("Greater of" GMDB I or "Greater of" GMDB II), beginning on the first day of the 6th contract year (after GMIB is added) the withdrawal charge will be waived for any withdrawal that, together with any prior withdrawals made during the contract year, does not exceed 4% of the beginning of contract year 4% Roll-Up to age 80 benefit base even if such withdrawals exceed the free withdrawal amount. Also, a withdrawal charge does not apply to a withdrawal that exceeds 4% of the beginning of contract year 4% Roll-Up to age 80 benefit base as long as it does not exceed the free withdrawal amount. If your withdrawals exceed the amount described above, this waiver is not applicable to that withdrawal, or to any subsequent withdrawals for the life of the contract.

If the Guaranteed withdrawal benefit for life is in effect, we will waive any withdrawal charge for any withdrawals during the contract year up to the Guaranteed annual withdrawal amount, even if such withdrawals exceed the free withdrawal amount. However, each withdrawal reduces the free withdrawal amount for that contract year by the amount of the withdrawal. Also, a withdrawal charge does not apply to a withdrawal that exceeds the Guaranteed annual withdrawal amount as long as it does not exceed the free withdrawal amount. Withdrawal charges, if applicable, are applied to the amount of the withdrawal that exceeds both the free withdrawal amount and the Guaranteed annual withdrawal amount.

Withdrawal charges will not apply when the GMIB is exercised on the contract date anniversary following age 80.


DISABILITY, TERMINAL ILLNESS OR CONFINEMENT TO NURSING HOME. The withdrawal charge also does not apply if:

(i) An owner (or older joint owner, if applicable) has qualified to receive Social Security disability benefits as certified by the Social Security Administration; or


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(ii)  We receive proof satisfactory to us (including certification by a licensed physician) that an owner's (or older joint owner's, if applicable) life expectancy is six months or less; or

(iii) An owner (or older joint owner, if applicable) has been confined to a nursing home for more than 90 days (or such other period, as required in your state) as verified by a licensed physician. A nursing home for this purpose means one that is (a) approved by Medicare as a provider of skilled nursing care service, or (b) licensed as a skilled nursing home by the state or territory in which it is located (it must be within the United States, Puerto Rico, or U.S. Virgin Islands) and meets all of the following:

      -- its main function is to provide skilled, intermediate, or custodial nursing care;

      -- it provides continuous room and board to three or more persons;

      -- it is supervised by a registered nurse or licensed practical nurse;

      -- it keeps daily medical records of each patient;

      -- it controls and records all medications dispensed; and

      -- its primary service is other than to provide housing for residents.

We reserve the right to impose a withdrawal charge, in accordance with your contract and applicable state law, if the conditions as described in (i), (ii) or (iii) above existed at the time a contribution was remitted or if the condition began within 12 months of the period following remittance. Some states may not permit us to waive the withdrawal charge in the above circumstances, or may limit the circumstances for which the withdrawal charge may be waived. Your financial professional can provide more information or you may contact our processing office.


GUARANTEED MINIMUM DEATH BENEFIT CHARGE

ANNUAL RATCHET TO AGE 80. If you elect the Annual Ratchet to age 80 enhanced death benefit, we deduct a charge annually from your account value on each contract date anniversary for which it is in effect. The charge is equal to 0.25% of the Annual Ratchet to age 80 benefit base (0.30% in New York and Washington).

"GREATER OF" GMDB I - GREATER OF 4% ROLL-UP TO AGE 80 OR ANNUAL RATCHET TO AGE
80. We deduct a charge annually from your account value on each contract date anniversary for which it is in effect. The charge is equal to 0.80% of the greater of the 4% Roll-Up to age 80 or the Annual Ratchet to age 80 benefit base.

If you opt to reset your Roll-Up benefit base on the 2nd or later contract date anniversary, we reserve the right to increase the charge for this benefit up to a maximum of 0.95%. You will be notified of the increased charge at the time we notify you of your eligibility to reset. The increased charge, if any, will apply as of the next contract date anniversary following the reset and on all contract date anniversaries thereafter.

"GREATER OF" GMDB II - GREATER OF 4% ROLL-UP TO AGE 80 OR ANNUAL RATCHET TO AGE
80. We deduct a charge annually from your account value on each contract date anniversary for which it is in effect. The charge is equal to 1.00% of the greater of the 4% Roll-Up to age 80 or the Annual Ratchet to age 80 benefit base. If you opt to reset your Roll-Up benefit base on the 2nd or later contract date anniversary, we reserve the right to increase the charge for this benefit up to a maximum of 1.15%. You will be notified of the increased charge at the time we notify you of your eligibility to reset. The increased charge, if any, will apply as of the next contract date anniversary following the reset and on all contract date anniversaries thereafter.

WHEN WE DEDUCT THESE CHARGES. We will deduct these charges from your value in the variable investment options and the guaranteed interest option on a pro rata basis (see Appendix VI later in this Prospectus to see if deducting this charge from the guaranteed interest option is permitted in your state). If those amounts are insufficient, we will deduct all or a portion of these charges from the account for special dollar cost averaging. If the contract is surrendered or annuitized, or a death benefit is paid on a date other than a contract date anniversary, we will deduct a pro rata portion of the charge for that year.

If your account value is insufficient to pay this charge, your contract will terminate without value and you will lose any applicable guaranteed benefits except as noted under "Insufficient account value" in "Determining your contract's value" earlier in this Prospectus.

DEATH BENEFIT UNDER CONVERTED GWBL. If your Guaranteed minimum income benefit converts to the Guaranteed withdrawal benefit for life, we will continue to deduct the charge for the Guaranteed minimum death benefit that is in effect prior to the conversion, including any increased fees resulting from a reset.

If the contract is surrendered or annuitized or a death benefit is paid or the "Greater of" enhanced death benefit is dropped on a date other than a contract date anniversary, we will deduct a pro rata portion of the charge for that year.

STANDARD DEATH BENEFIT. There is no additional charge for this death benefit.


GUARANTEED MINIMUM INCOME BENEFIT CHARGE

If you elect the Guaranteed minimum income benefit, we deduct a charge annually from your account value on each contract date anniversary until such time as you exercise the Guaranteed minimum income benefit, drop the Guaranteed minimum income benefit, elect another annuity payout option, or the contract date anniversary after the owner (or older joint owner, if applicable) reaches age 80, whichever occurs first. For the Guaranteed minimum income benefit I - Asset Allocation, the charge is equal to 0.80% of the benefit base. For the Guaranteed minimum income benefit II - Custom Selection, the charge is equal to 1.00% of the benefit base.

If you opt to reset your Roll-Up benefit base on the 2nd or later contract date anniversary, we reserve the right to increase the charge for this benefit up to a maximum of 1.10% for the Guaranteed minimum income benefit I - Asset Allocation and 1.30% for the Guaranteed minimum income benefit II - Custom Selection. You will be notified of the increased charge at the time we notify you of your eligibility to reset. The increased charge, if any, will apply as of the next contract date anniversary following the reset and on all contract date anniversaries thereafter.


                                                        Charges and expenses  61


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We will deduct this charge from your value in the variable investment options and the guaranteed interest option on a pro rata basis (see Appendix VI later in this Prospectus to see if deducting this charge from the guaranteed interest option is permitted in your state). If those amounts are insufficient, we will deduct all or a portion of this charge from the account for special dollar cost averaging. If the contract is surrendered or annuitized, or a death benefit is paid or the Guaranteed minimum income benefit is dropped on a date other than a contract date anniversary, we will deduct a pro rata portion of the charge for that year.

If your account value is insufficient to pay this charge, your contract will terminate without value and you will lose any applicable guaranteed benefits unless the no lapse guarantee is in effect, as noted under "Insufficient account value" in "Determining your contract's value" earlier in this Prospectus.


EARNINGS ENHANCEMENT BENEFIT CHARGE

If you elect the Earnings enhancement benefit, we deduct a charge annually from your account value on each contract date anniversary for which it is in effect. The charge is equal to 0.35% of the account value on each contract date anniversary. We will deduct this charge from your value in the variable investment options and the guaranteed interest option on a pro rata basis. If those amounts are insufficient, we will deduct all or a portion of this charge from the account for special dollar cost averaging. If the contract is surrendered or annuitized or a death benefit is paid on a date other than a contract date anniversary, we will deduct a pro rata portion of the charge for that year.

If your account value is insufficient to pay this charge, your contract will terminate without value and you will lose any applicable guaranteed benefits except as noted under "Insufficient account value" in "Determining your contract's value" earlier in this Prospectus.


GUARANTEED WITHDRAWAL BENEFIT FOR LIFE BENEFIT CHARGE

If your Guaranteed minimum income benefit converts to the Guaranteed withdrawal benefit for life, we deduct a charge for the Guaranteed withdrawal benefit for life that is equal to a percentage of your GWBL benefit base. This initial percentage is equal to the percentage of your Guaranteed minimum income benefit base that we were deducting as the Guaranteed minimum income benefit charge on the Conversion effective date, but the dollar amount of the charge may be different, depending upon whether your initial GWBL benefit base is calculated using your account value or Guaranteed minimum income benefit base. See "Guaranteed withdrawal benefit for life ("GWBL")" earlier in this Prospectus. After conversion, we deduct this charge annually from your account value on each contract date anniversary. This charge is the same for the Single life and Joint life options. This charge may increase as the result of an annual ratchet, up to a percentage equal to the maximum charge 1.10% for the Guaranteed minimum income benefit I - Asset Allocation or 1.30% for the Guaranteed minimum income benefit II - Custom Selection. We will permit you to opt out of the ratchet if the charge increases. If the contract is surrendered or annuitized, or a death benefit is paid or the Guaranteed withdrawal benefit for life is dropped on a date other than a contract date anniversary, we will deduct a pro rata portion of the charge for that year. See "Guaranteed minimum income benefit charge" earlier in this section.


CHARGES FOR STATE PREMIUM AND OTHER APPLICABLE TAXES

We deduct a charge designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state. Generally, we deduct the charge from the amount applied to provide an annuity payout option. The current tax charge that might be imposed varies by jurisdiction and ranges from 0% to 3.5%.


VARIABLE IMMEDIATE ANNUITY ANNUITIZATION PAYOUT OPTION
ADMINISTRATIVE FEE

We currently deduct a fee of $350 from the amount to be applied to the Variable Immediate Annuity payout option. This option may not be available at the time you elect to annuitize or it may have a different charge.


CHARGES THAT THE TRUSTS DEDUCT

The Trusts deduct charges for the following types of fees and expenses:

o Management fees ranging from 0.10% to 0.95%.

o 12b-1 fees of 0.25%.

o Operating expenses, such as trustees' fees, independent public accounting firms' fees, legal counsel fees, administrative service fees, custodian fees and liability insurance.

o Investment-related expenses, such as brokerage commissions.

These charges are reflected in the daily share price of each Portfolio. Since shares of each Trust are purchased at their net asset value, these fees and expenses are, in effect, passed on to the variable investment options and are reflected in their unit values. Certain Portfolios available under the contract in turn invest in shares of other Portfolios of AXA Premier VIP Trust and EQ Advisors Trust and/or shares of unaffiliated portfolios (collectively, the "underlying portfolios"). The underlying portfolios each have their own fees and expenses, including management fees, operating expenses, and investment related expenses such as brokerage commissions. For more information about these charges, please refer to the prospectuses for the Trusts.


GROUP OR SPONSORED ARRANGEMENTS

For certain group or sponsored arrangements, we may reduce the withdrawal charge or the mortality and expense risks charge or change the minimum initial contribution requirements. We also may change the Guaranteed minimum income benefit or the Guaranteed minimum death benefit, or offer variable investment options that invest in shares of the Trusts that are not subject to the 12b-1 fee. Group arrangements include those in which a trustee or an employer, for example, purchases contracts covering a group of individuals on a group basis. Group arrangements are not available for IRA contracts. Sponsored arrangements include those in which an employer allows us to sell contracts to its employees or retirees on an individual basis.


62  Charges and expenses


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Our costs for sales, administration and mortality generally vary with the size and stability of the group or sponsoring organization, among other factors. We take all these factors into account when reducing charges. To qualify for reduced charges, a group or sponsored arrangement must meet certain requirements, such as requirements for size and number of years in existence. Group or sponsored arrangements that have been set up solely to buy contracts or that have been in existence less than six months will not qualify for reduced charges.

We will make these and any similar reductions according to our rules in effect when we approve a contract for issue. We may change these rules from time to time. Any variation will reflect differences in costs or services and will not be unfairly discriminatory.

Group or sponsored arrangements may be governed by federal income tax rules, the Employee Retirement Income Security Act of 1974 ("ERISA") or both. We make no representations with regard to the impact of these and other applicable laws on such programs. We recommend that employers, trustees, and others purchasing or making contracts available for purchase under such programs seek the advice of their own legal and benefits advisers.


OTHER DISTRIBUTION ARRANGEMENTS

We may reduce or eliminate charges when sales are made in a manner that results in savings of sales and administrative expenses, such as sales through persons who are compensated by clients for recommending investments and who receive no commission or reduced commissions in connection with the sale of the contracts. We will not permit a reduction or elimination of charges where it would be unfairly discriminatory.


                                                        Charges and expenses  63


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6. Payment of death benefit


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YOUR BENEFICIARY AND PAYMENT OF BENEFIT

You designate your beneficiary when you apply for your contract. You may change your beneficiary at any time. The change will be effective as of the date the written request is executed, whether or not you are living on the date the change is received in our processing office. We are not responsible for any beneficiary change request that we do not receive. We will send you a written confirmation when we receive your request.

Under jointly owned contracts, the surviving owner is considered the beneficiary, and will take the place of any other beneficiary. Under a contract with a non-natural owner that has joint annuitants, the surviving annuitant is considered the beneficiary, and will take the place of any other beneficiary. In a QP contract, the beneficiary must be the trustee. Where an NQ contract is owned for the benefit of a minor pursuant to the Uniform Gift to Minors Act or the Uniform Transfers to Minors Act, the beneficiary must be the estate of the minor. Where an IRA contract is owned in a custodial individual retirement account, the custodian must be the beneficiary.

The death benefit is equal to your account value or, if greater, the applicable Guaranteed minimum death benefit. In either case, the death benefit is increased by any amount applicable under the Earnings enhancement benefit. We determine the amount of the death benefit (other than the applicable Guaranteed minimum death benefit) and any amount applicable under the Earnings enhancement benefit, as of the date we receive satisfactory proof of the owner's (or older joint owner's, if applicable) death, any required instructions for the method of payment, forms necessary to effect payment and any other information we may require. The amount of the applicable Guaranteed minimum death benefit will be such Guaranteed minimum death benefit as of the date of the owner's (or older joint owner's, if applicable) death adjusted for any subsequent withdrawals. Payment of the death benefit terminates the contract.

If the age of any person upon whose life an optional Guaranteed minimum death benefit depends has been misstated, any benefits will be those which would have been purchased at the correct age. If the age of any person upon whose life an optional Guaranteed minimum death benefit depends has been misstated, and if an optional Guaranteed minimum death benefit rider would not have been issued based on the correct age: (i) the optional Guaranteed minimum death benefit rider will be revoked; (ii) the applicable charge for the benefit will be refunded and applied to the annuity account value of the contract, and (iii) the standard death benefit will apply.

--------------------------------------------------------------------------------
When we use the terms owner and joint owner, we intend these to be references to annuitant and joint annuitant, respectively, if the contract has a non-natural owner. If the contract is jointly owned or is issued to a non-natural owner and the GWBL is not in effect, the death benefit is payable upon the death of the older joint owner or older joint annuitant, as applicable. Under contracts with GWBL, the terms Owner and Successor Owner are intended to be references to Annuitant and Joint Annuitant, respectively, if the contract has a non-natural owner.
--------------------------------------------------------------------------------

Subject to applicable laws and regulations, you may impose restrictions on the timing and manner of the payment of the death benefit to your beneficiary. For example, your beneficiary designation may specify the form of death benefit payout (such as a life annuity), provided the payout you elect is one that we offer both at the time of designation and when the death benefit is payable. In general, the beneficiary will have no right to change the election.

You should be aware that (i) in accordance with current federal income tax rules, we apply a predetermined death benefit annuity payout election only if payment of the death benefit amount begins within one year following the date of death, which payment may not occur if the beneficiary has failed to provide all required information before the end of that period, (ii) we will not apply the predetermined death benefit payout election if doing so would violate any federal income tax rules or any other applicable law, and (iii) a beneficiary or a successor owner who continues the contract under one of the continuation options described below will have the right to change your annuity payout election.

In general, if the annuitant dies, the owner (or older joint owner, if applicable) will become the annuitant, and the death benefit is not payable. If the contract had joint annuitants, it will become a single annuitant contract.


EFFECT OF THE OWNER'S DEATH

In general, if the owner dies while the contract is in force, the contract terminates and the applicable death benefit is paid. If the contract is jointly owned, the death benefit is payable upon the death of the older owner. For Joint life contracts with GWBL, the death benefit is paid to the beneficiary at the death of the second to die of the owner and successor owner.

There are various circumstances, however, in which the contract can be continued by a successor owner or under a Beneficiary continuation option ("BCO"). For contracts with spouses who are joint owners, the surviving spouse will automatically be able to continue the contract under the "Spousal continuation" feature or under our Beneficiary continuation option, as discussed below. For contracts with non-spousal joint owners, the joint owner will be able to continue the contract as a successor owner subject to the limitations discussed below under "Non-spousal joint owner contract continuation." If you are the sole owner and your spouse is the sole primary beneficiary, your surviving spouse can continue the contract as a successor owner under "Spousal continuation" or under our Beneficiary continuation option, as discussed below.

If the surviving joint owner is not the surviving spouse or, for single owner contracts, if the beneficiary is not the surviving spouse, federal income tax rules generally require payments of amounts under the contract to be made within five years of an owner's death (the "5-year rule"). In certain cases, an individual beneficiary or non-spousal surviving joint owner may opt to receive payments over his/her life (or over a period not in excess of his/her life expectancy) if payments commence within one year of the owner's death. Any such election must


64  Payment of death benefit


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be made in accordance with our rules at the time of death. If the beneficiary of a contract with one owner or a younger non-spousal joint owner continues the contract under the 5-year rule, in general, all guaranteed benefits and their charges will end. For more information on non-spousal joint owner contract continuation, see the section immediately below.


NON-SPOUSAL JOINT OWNER CONTRACT CONTINUATION

Upon the death of either owner, the surviving joint owner becomes the sole owner.

Any death benefit (if the older owner dies first) or cash value (if the younger owner dies first) must be fully paid to the surviving joint owner within five years. The surviving owner may instead elect to receive a life annuity, provided payments begin within one year of the deceased owner's death. If the life annuity is elected, the contract and all benefits terminate.

If the older owner dies first, we will increase the account value to equal the Guaranteed minimum death benefit, if higher, and by the value of the Earnings enhancement benefit. The surviving owner can elect to (1) take a lump sum payment; (2) annuitize within one year; (3) continue the contract for up to five years; or (4) continue the contract under the Beneficiary continuation option. If the contract continues, the Guaranteed minimum death benefit and charge and the Guaranteed minimum income benefit and charge will then be discontinued. Withdrawal charges will no longer apply, and no additional contributions will be permitted.

If the younger owner dies first, the surviving owner can elect to (1) take a lump sum payment; (2) annuitize within one year; (3) continue the contract for up to five years; or (4) continue the contract under the Beneficiary continuation option. If the contract continues, the death benefit is not payable, and the Guaranteed minimum death benefit and the Earnings enhancement benefit, if applicable, will continue without change. If the Guaranteed minimum income benefit cannot be exercised within the period required by federal tax laws, the benefit and charge will terminate as of the date we receive proof of death. Withdrawal charges will continue to apply and no additional contributions will be permitted. If the Guaranteed minimum income benefit converts to the Guaranteed withdrawal benefit for life, the provisions described in this paragraph will apply at the death of the younger owner, even though the Guaranteed withdrawal benefit for life is calculated using the age of the surviving older owner.


SPOUSAL CONTINUATION

If you are the contract owner and your spouse is the sole primary beneficiary or you jointly own the contract with your younger spouse or if the contract owner is a non-natural person and you and your younger spouse are joint annuitants, your spouse may elect to continue the contract as successor owner upon your death. Spousal beneficiaries (who are not also joint owners) must be 85 or younger as of the date of the deceased spouse's death in order to continue the contract under Spousal continuation. The determination of spousal status is made under applicable state law. However, in the event of a conflict between federal and state law, we follow federal rules.

Upon your death, the younger spouse joint owner (for NQ contracts only) or the spouse beneficiary (under a Single owner contract) may elect to receive the death benefit, continue the contract under our Beneficiary continuation option (as discussed below in this section) or continue the contract as follows:

o As of the date we receive satisfactory proof of your death, any required instructions, information and forms necessary, we will increase the account value to equal the elected Guaranteed minimum death benefit as of the date of your death if such death benefit is greater than such account value, plus any amount applicable under the Earnings enhancement benefit, and adjusted for any subsequent withdrawals. The increase in the account value will be allocated to the investment options according to the allocation percentages we have on file for your contract.

o In general, withdrawal charges will no longer apply to contributions made before your death. Withdrawal charges will apply if additional contributions are made.

o The applicable Guaranteed minimum death benefit, including the Guaranteed minimum death benefit under contracts in which the Guaranteed minimum income benefit has converted to the Guaranteed withdrawal benefit for life option, may continue as follows:

  -- If you elected either the Annual Ratchet to age 80 enhanced death benefit
     (either without the Guaranteed minimum income benefit or combined with the Guaranteed minimum income benefit) or "Greater of" GMDB I or "Greater of" GMDB II enhanced death benefit (combined with the Guaranteed minimum income benefit) and your spouse is age 75 or younger on the date of your death, and you were age 79 or younger at death, the enhanced death benefit continues and will continue to grow according to its terms until the contract date anniversary following the date the surviving spouse reaches age 80. If you were age 80 or older at death, we will reinstate the Guaranteed minimum death benefit you elected. The benefit base (which had previously been frozen at age 80) will now continue to grow according to its terms until the contract date anniversary following the date the surviving spouse reaches age 80.

  -- If you elected either the Annual Ratchet to age 80 enhanced death benefit
     (either without the Guaranteed minimum income benefit or combined with the Guaranteed minimum income benefit) or "Greater of" GMDB I or "Greater of" GMDB II enhanced death benefit (combined with the Guaranteed minimum income benefit) and your surviving spouse is age 76 or older on the date of your death, the Guaranteed minimum death benefit and charge will be discontinued.

  -- If the Guaranteed minimum death benefit continues, the Roll-Up benefit base reset, if applicable, will be based on the surviving spouse's age at the time of your death. The next available reset will be based on the contract issue date or last reset, as applicable. The next available reset will also account for any time elapsed before the election of the Spousal Continuation. This does not apply to contracts in which the Guaranteed minimum income benefit has converted to the Guaranteed withdrawal benefit for life.


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o The Earnings enhancement benefit will be based on the surviving spouse's age at the date of the deceased spouse's death for the remainder of the life of the contract. If the benefit had been previously frozen because the older spouse had attained age 80, it will be reinstated if the surviving spouse is age 75 or younger. The benefit is then frozen on the contract date anniversary after the surviving spouse reaches age 80. If the surviving spouse is age 76 or older, the benefit and charge will be discontinued.

o The Guaranteed minimum income benefit may continue if the benefit had not already terminated and the benefit will be based on the surviving spouse's age at the date of the deceased spouse's death. See "Guaranteed minimum income benefit" in "Contract features and benefits" earlier in this Prospectus.

o If you convert the Guaranteed minimum income benefit to the Guaranteed withdrawal benefit for life on a Joint life basis, the benefit and charge will remain in effect and no death benefit is payable until the death of the surviving spouse. Withdrawal charges will continue to apply to all contributions made prior to the deceased spouse's death. No additional contributions will be permitted. If the Guaranteed minimum income benefit converts to the Guaranteed withdrawal benefit for life on a Single life basis, the benefit and charge will terminate.

o If the older owner of a Joint life contract under which the Guaranteed minimum income benefit converted to the Guaranteed withdrawal benefit for life dies, and the younger spouse is age 75 or younger at the time of the older spouse's death, the elected enhanced death benefit will continue to roll up and ratchet in accordance with its terms until the contract date anniversary following the surviving spouse's age 80. If the surviving spouse is age 76 or older at the time of the older spouse's death, the benefit will continue in force, but there will be no increase. Regardless of the age of the younger spouse, there will be no Roll-up benefit base reset.

o If the deceased spouse was the annuitant, the surviving spouse becomes the annuitant. If the deceased spouse was a joint annuitant, the contract will become a single annuitant contract.

Where an NQ contract is owned by a Living Trust, as defined in the contract, and at the time of the annuitant's death the annuitant's spouse is the sole beneficiary of the Living Trust, the Trustee, as owner of the contract, may request that the spouse be substituted as annuitant as of the date of the annuitant's death. No further change of annuitant will be permitted.

Where an IRA contract is owned in a custodial individual retirement account, and your spouse is the sole beneficiary of the account, the custodian may request that the spouse be substituted as annuitant after your death.

For jointly owned NQ contracts, if the younger spouse dies first no death benefit is paid, and the contract continues as follows:

o The Guaranteed minimum death benefit, the Earnings enhancement benefit and the Guaranteed minimum income benefit continue to be based on the older spouse's age for the life of the contract.

o If the deceased spouse was the annuitant, the surviving spouse becomes the annuitant. If the deceased spouse was a joint annuitant, the contract will become a single annuitant contract.

o If the Guaranteed minimum income benefit has converted to the Guaranteed withdrawal benefit for life, the benefit and charge will remain in effect and no death benefit is payable until the death of the surviving spouse.

o The withdrawal charge schedule remains in effect.

If you divorce, Spousal continuation does not apply.


BENEFICIARY CONTINUATION OPTION

This feature permits a designated individual, on the contract owner's death, to maintain a contract with the deceased contract owner's name on it and receive distributions under the contract, instead of receiving the death benefit in a single sum. We make this option available to beneficiaries under traditional IRA, Roth IRA and NQ contracts, subject to state availability. Please speak with your financial professional or see Appendix VI later in this Prospectus for further information.

Where an IRA contract is owned in a custodial individual retirement account, the custodian may reinvest the death benefit in an individual retirement annuity contract, using the account beneficiary as the annuitant. Please speak with your financial professional for further information. For Joint life contracts with GWBL, BCO is only available after the death of the second owner.


BENEFICIARY CONTINUATION OPTION FOR TRADITIONAL IRA AND ROTH IRA CONTRACTS
ONLY.

There are special rules governing required minimum distributions in 2009. Please see "Suspension of required minimum distributions for 2009" later in this Prospectus.

The beneficiary continuation option must be elected by September 30th of the year following the calendar year of your death and before any other inconsistent election is made. Beneficiaries who do not make a timely election will not be eligible for this option. If the election is made, then, as of the date we receive satisfactory proof of death, any required instructions, information and forms necessary to effect the beneficiary continuation option feature, we will increase the account value to equal the applicable death benefit if such death benefit is greater than such account value, plus any amount applicable under the Earnings enhancement benefit feature, adjusted for any subsequent withdrawals.

Generally, payments will be made once a year to the beneficiary over the beneficiary's life expectancy (determined in the calendar year after your death and determined on a term certain basis). These payments must begin no later than December 31st of the calendar year after the year of your death. For sole spousal beneficiaries, payments may begin by December 31st of the calendar year in which you would have reached age 70-1/2, if such time is later. For traditional IRA contracts only, if you die before your Required Beginning Date for Required Minimum Distributions, as discussed later in this Prospectus in "Tax information" under "Individual retirement arrangements (IRAs)," the beneficiary may choose the "5-year rule" option instead of annual pay-


66  Payment of death benefit


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ments over life expectancy. The 5-year rule is always available to beneficiaries under Roth IRA contracts. If the beneficiary chooses this option, the beneficiary may take withdrawals as desired, but the entire account value must be fully withdrawn by December 31st of the calendar year which contains the fifth anniversary of your death.

Under the beneficiary continuation option for IRA and Roth IRA contracts:

o The contract continues with your name on it for the benefit of your beneficiary.

o The beneficiary replaces the deceased owner as annuitant.

o This feature is only available if the beneficiary is an individual. Certain trusts with only individual beneficiaries will be treated as individuals for this purpose.

o If there is more than one beneficiary, each beneficiary's share will be separately accounted for. It will be distributed over the beneficiary's own life expectancy, if payments over life expectancy are chosen.

o The minimum amount that is required in order to elect the beneficiary continuation option is $5,000 for each beneficiary.

o The beneficiary may make transfers among the investment options but no additional contributions will be permitted.

o If the Guaranteed minimum income benefit, an optional enhanced death benefit or the Guaranteed withdrawal benefit for life is in effect under the contract, they will no longer be in effect and charges for such benefits will stop. Also, any Guaranteed minimum death benefit feature will no longer be in effect.

o The beneficiary may choose at any time to withdraw all or a portion of the account value and no withdrawal charges, if any, will apply.

o Any partial withdrawal must be at least $300.

o Your beneficiary will have the right to name a beneficiary to receive any remaining interest in the contract.

o Upon the death of your beneficiary, the beneficiary he or she has named has the option to either continue taking required minimum distributions based on the remaining life expectancy of the deceased beneficiary or to receive any remaining interest in the contract in a lump sum. The option elected will be processed when we receive satisfactory proof of death, any required instructions for the method of payment and any required information and forms necessary to effect payment.

BENEFICIARY CONTINUATION OPTION FOR NQ CONTRACTS ONLY. This feature, also known as Inherited annuity, may only be elected when the NQ contract owner dies before the annuity maturity date, whether or not the owner and the annuitant are the same person. For purposes of this discussion, "beneficiary" refers to the successor owner. This feature must be elected within 9 months following the date of your death and before any other inconsistent election is made. Beneficiaries who do not make a timely election will not be eligible for this option.

Generally, payments will be made once a year to the beneficiary over the beneficiary's life expectancy, determined on a term certain basis and in the year payments start. These payments must begin no later than one year after the date of your death and are referred to as "scheduled payments." The beneficiary may choose the "5-year rule" instead of scheduled payments over life expectancy. If the beneficiary chooses the 5-year rule, there will be no scheduled payments. Under the 5-year rule, the beneficiary may take withdrawals as desired, but the entire account value must be fully withdrawn by the fifth anniversary of your death.

Under the beneficiary continuation option for NQ contracts:

o This feature is only available if the beneficiary is an individual. It is not available for any entity such as a trust, even if all of the beneficiaries of the trust are individuals.

o The beneficiary automatically replaces the existing annuitant.

o The contract continues with your name on it for the benefit of your beneficiary.

o If there is more than one beneficiary, each beneficiary's share will be separately accounted for. It will be distributed over the respective beneficiary's own life expectancy, if scheduled payments are chosen.

o The minimum amount that is required in order to elect the beneficiary continuation option is $5,000 for each beneficiary.

o The beneficiary may make transfers among the investment options but no additional contributions will be permitted.

o If the Guaranteed minimum income benefit, an optional enhanced death benefit or the Guaranteed withdrawal benefit for life is in effect under the contract, they will no longer be in effect and charges for such benefits will stop. Also, any Guaranteed minimum death benefit feature will no longer be in effect.

o If the beneficiary chooses the "5-year rule," withdrawals may be made at any time. If the beneficiary instead chooses scheduled payments, the beneficiary must also choose between two potential withdrawal options at the time of election. If the beneficiary chooses "Withdrawal Option 1", the beneficiary cannot later withdraw funds in addition to the scheduled payments the beneficiary is receiving; "Withdrawal Option 1" permits total surrender only. "Withdrawal Option 2" permits the beneficiary to take withdrawals, in addition to scheduled payments, at any time. However, the scheduled payments under "Withdrawal Option 1" are afforded favorable tax treatment as "annuity payments." See "Taxation of nonqualified annuities" in "Tax Information" later in this Prospectus.

o Any partial withdrawals must be at least $300.

o Your beneficiary will have the right to name a beneficiary to receive any remaining interest in the contract on the beneficiary's death.

o Upon the death of your beneficiary, the beneficiary he or she has named has the option to either continue taking scheduled payments based on the remaining life expectancy of the deceased beneficiary (if scheduled payments were chosen) or to receive any remaining interest in the contract in a lump sum. We will pay any remaining interest in the contract in a lump sum if your beneficiary elects the 5-year rule. The option elected will be processed when we receive satisfactory proof of death, any required instructions for the method of payment and any required information and forms necessary to effect payment.


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If the deceased is the owner or older joint owner:

o As of the date we receive satisfactory proof of death, any required instructions, information and forms necessary to effect the Beneficiary continuation option feature, we will increase the account value to equal the applicable death benefit if such death benefit is greater than such account value, plus any amount applicable under the Earnings enhancement benefit adjusted for any subsequent withdrawals.

o No withdrawal charges will apply to any withdrawals by the beneficiary.

If the deceased is the younger non-spousal joint owner:

o The annuity account value will not be reset to the death benefit amount.

o The contract's withdrawal charge schedule will continue to be applied to any withdrawal or surrender other than scheduled payments; the contract's free withdrawal amount will continue to apply to withdrawals but does not apply to surrenders.

o We do not impose a withdrawal charge on scheduled payments except if, when added to any withdrawals previously taken in the same contract year, including for this purpose a contract surrender, the total amount of withdrawals and scheduled payments exceed the free withdrawal amount. See the "Withdrawal charges" in "Charges and expenses" earlier in this Prospectus.


68  Payment of death benefit


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7. Tax information


--------------------------------------------------------------------------------

OVERVIEW

In this part of the prospectus, we discuss the current federal income tax rules that generally apply to Accumulator(R) Elite(SM) contracts owned by United States individual taxpayers. The tax rules can differ, depending on the type of contract, whether NQ, traditional IRA, Roth IRA or QP. Therefore, we discuss the tax aspects of each type of contract separately.

Federal income tax rules include the United States laws in the Internal Revenue Code, and Treasury Department Regulations and Internal Revenue Service ("IRS") interpretations of the Internal Revenue Code. These tax rules may change without notice. We cannot predict whether, when, or how these rules could change. Any change could affect contracts purchased before the change. Congress may also consider proposals in the future to comprehensively reform or overhaul the United States tax and retirement systems, which if enacted, could affect the tax benefits of a contract. We cannot predict what, if any, legislation will actually be proposed or enacted.

We cannot provide detailed information on all tax aspects of the contracts. Moreover, the tax aspects that apply to a particular person's contract may vary depending on the facts applicable to that person. We do not discuss state income and other state taxes, federal income tax and withholding rules for non-U.S. taxpayers, or federal gift and estate taxes. Transfers of the contract, rights or values under the contract, or payments under the contract, for example, amounts due to beneficiaries, may be subject to federal or state gift, estate, or inheritance taxes. You should not rely only on this document, but should consult your tax adviser before your purchase.


BUYING A CONTRACT TO FUND A RETIREMENT ARRANGEMENT

Generally, there are two types of funding vehicles that are available for Individual Retirement Arrangements ("IRAs"): an individual retirement annuity contract such as the ones offered in this Prospectus, or a custodial or trusteed individual retirement account. Annuity contracts can also be purchased in connection with retirement plans qualified under Section 401(a) of the Code ("QP contracts"). How these arrangements work, including special rules applicable to each, are described in the specific sections for each type of arrangement, below. You should be aware that the funding vehicle for a tax-qualified arrangement does not provide any tax deferral benefit beyond that already provided by the Code for all permissible funding vehicles. Before choosing an annuity contract, therefore, you should consider the annuity's features and benefits, such as Accumulator(R) Elite(SM)'s guaranteed benefits, dollar cost averaging, choice of death benefits, guaranteed interest option, selection of investment funds and its choices of pay out options, as well as the features and benefits of other permissible funding vehicles and the relative costs of annuities and other arrangements. You should be aware that cost may vary depending on the features and benefits made available and the charges and expenses of the investment options or funds that you elect.

Certain provisions of the Treasury Regulations on required minimum distributions concerning the actuarial present value of additional contract benefits could increase the amount required to be distributed from annuity contracts funding qualified plans, 403(b) plans and IRAs. For this purpose additional annuity contract benefits may include, but are not limited to, guaranteed minimum income benefits and enhanced death benefits. You should consider the potential implication of these Regulations before you purchase this annuity contract or purchase additional features under this annuity contract. See also Appendix II at the end of this Prospectus for a discussion of QP contracts.


SUSPENSION OF REQUIRED MINIMUM DISTRIBUTIONS FOR 2009

Congress has enacted a limited suspension of account-based required minimum distribution withdrawals only for calendar year 2009. The suspension does not apply to annuity payments. The suspension does not affect the determination of the Required Beginning Date. Neither lifetime nor post-death required minimum distributions need to be made during 2009. Please note that if you have previously elected to have amounts automatically withdrawn from a contract to meet required minimum distribution rules (for example, our "automatic required minimum distribution (RMD) service" or our "beneficiary continuation option" under a deceased individual's IRA contract each discussed earlier in this Prospectus) we will make distributions for calendar year 2009 unless you request in writing before we make the distribution that you want no required minimum distribution for calendar year 2009. If you receive a distribution which would have been a lifetime required minimum distribution (but for the 2009 suspension), you may preserve the tax deferral on the distribution by rolling it over within 60 days after you receive it to an IRA or other eligible retirement plan. Please note that any distribution to a nonspousal beneficiary which would have been a post-death required minimum distribution (but for the 2009 suspension) is not eligible for the 60-day rollover.


TRANSFERS AMONG INVESTMENT OPTIONS

If permitted under the terms of the contract, you can make transfers among investment options inside the contract without triggering taxable income.


TAXATION OF NONQUALIFIED ANNUITIES


CONTRIBUTIONS

You may not deduct the amount of your contributions to a nonqualified annuity contract.


                                                             Tax information  69


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CONTRACT EARNINGS

Generally, you are not taxed on contract earnings until you receive a distribution from your contract, whether as a withdrawal or as an annuity payment. However, earnings are taxable, even without a distribution:

o if a contract fails investment diversification requirements as specified in federal income tax rules (these rules are based on or are similar to those specified for mutual funds under the securities laws);

o if you transfer a contract, for example, as a gift to someone other than your spouse (or former spouse);

o if you use a contract as security for a loan (in this case, the amount pledged will be treated as a distribution); and

o if the owner is other than an individual (such as a corporation, partnership, trust, or other non-natural person). This provision does not apply to a trust which is a mere agent or nominee for an individual, such as a grantor trust.

Federal tax law requires that all nonqualified deferred annuity contracts that AXA Equitable and its affiliates issue to you during the same calendar year be linked together and treated as one contract for calculating the taxable amount of any distribution from any of those contracts.


ANNUITY PAYMENTS

Annuitization payments that are based on life or life expectancy are considered annuity payments for income tax purposes. We include in annuitization payments GMIB payments, Guaranteed withdrawal benefit for life Maturity date annuity payments, and other annuitization payments available under your contract. We also include Guaranteed annual withdrawals that are continued after your account value goes to zero under a supplementary life annuity contract, as discussed under "Guaranteed withdrawal benefit for life ("GWBL")" in "Contract features and benefits" earlier in this Prospectus. In order to get annuity payment tax treatment, all amounts under the contract must be applied to the annuity payout option; we do not "partially annuitize" nonqualified deferred annuity contracts.

Your rights to apply amounts under this Accumulator(R) Elite(SM) contract to an annuity payout option are described elsewhere in this Prospectus. If you hold your contract to the maximum maturity age under the contract we require that a choice be made between taking a lump sum settlement of any remaining account value or applying any such account value to one of the annuity payout options under the contract. If no affirmative choice is made, we will apply any remaining annuity value to the default option under the contract at such age. While there is no specific federal tax guidance as to whether or when an annuity contract is required to mature, or as to the form of the payments to be made upon maturity, we believe that this Accumulator(R) Elite(SM) contract constitutes an annuity contract under current federal tax rules.

Once annuity payments begin, a portion of each payment is taxable as ordinary income. You get back the remaining portion without paying taxes on it. This is your unrecovered investment in the contract. Generally, your investment in the contract equals the contributions you made, less any amounts you previously withdrew that were not taxable.

For fixed annuity payments, the tax-free portion of each payment is determined by (1) dividing your investment in the contract by the total amount you are expected to receive out of the contract, and (2) multiplying the result by the amount of the payment. For variable annuity payments, your tax-free portion of each payment is your investment in the contract divided by the number of expected payments.

Once you have received the amount of your investment in the contract, all payments after that are fully taxable. If payments under a life annuity stop because the annuitant dies, there is an income tax deduction for any unrecovered investment in the contract.


WITHDRAWALS MADE BEFORE ANNUITY PAYMENTS BEGIN

If you make withdrawals before annuity payments begin under your contract, they are taxable to you as ordinary income if there are earnings in the contract. Generally, earnings are your account value less your investment in the contract. If you withdraw an amount which is more than the earnings in the contract as of the date of the withdrawal, the balance of the distribution is treated as a return of your investment in the contract and is not taxable.

Collateral assignments are taxable to the extent of any earnings in the contract at the time any portion of the contract's value is assigned as collateral. Therefore, if you assign your contract as collateral for a loan with a third party after the contract is issued but before the end of the first contract year, you may have taxable income even though you receive no payments under the contract. AXA Equitable will report any income attributable to a collateral assignment on Form 1099-R. Also, if AXA Equitable makes payments or distributions to the assignee pursuant to directions under the collateral assignment agreement, any gains in payments may be taxable to you and reportable on Form 1099-R even though you do not receive them.


TAXATION OF LIFETIME WITHDRAWALS UNDER THE GUARANTEED WITHDRAWAL BENEFIT FOR
LIFE

We treat any withdrawals under the contract as non-annuity payments for income tax purposes. (This includes Guaranteed annual withdrawal amounts received after age 80 but before the Maturity Date. Payments made after the Maturity Date are discussed under "Annuity payments" above).


EARNINGS ENHANCEMENT BENEFIT

In order to enhance the amount of the death benefit to be paid at the owner's death, you may purchase an Earnings enhancement benefit rider for your NQ contract. Although we regard this benefit as an investment protection feature which is part of the contract and which should have no adverse tax effect, it is possible that the IRS could take a contrary position or assert that the Earnings enhancement benefit rider is not part of the contract. In such a case, the charges for the Earnings enhancement benefit rider could be treated for federal income tax purposes as a partial withdrawal from the contract. If this were so, such a deemed withdrawal could be taxable, and for contract

70  Tax information

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owners under age 59-1/2, also subject to a tax penalty. Were the IRS to take this position, AXA Equitable would take all reasonable steps to attempt to avoid this result, which could include amending the contract (with appropriate notice to you).


CONTRACTS PURCHASED THROUGH EXCHANGES

You may purchase your NQ contract through an exchange of another contract. Normally, exchanges of contracts are taxable events. The exchange will not be taxable under Section 1035 of the Internal Revenue Code if:

o the contract that is the source of the funds you are using to purchase the NQ contract is another nonqualified deferred annuity contract (or life insurance or endowment contract).

o the owner and the annuitant are the same under the source contract and the Accumulator(R) Elite(SM) NQ contract. If you are using a life insurance or endowment contract the owner and the insured must be the same on both sides of the exchange transaction.

The tax basis, also referred to as your investment in the contract, of the source contract carries over to the Accumulator(R) Elite(SM) NQ contract.

An owner may direct the proceeds of a partial withdrawal from one nonqualified deferred annuity contract to a different insurer to purchase a new nonqualified deferred annuity contract on a tax-deferred basis. Special forms, agreement between the carriers, and provision of cost basis information may be required to process this type of an exchange.

Section 1035 exchanges are generally not available after the death of the owner.

SURRENDERS

If you surrender or cancel the contract, the distribution is taxable as ordinary income (not capital gain) to the extent it exceeds your investment in the contract.

DEATH BENEFIT PAYMENTS MADE TO A BENEFICIARY AFTER
YOUR DEATH

For the rules applicable to death benefits, see "Payment of death benefit" earlier in this Prospectus. The tax treatment of a death benefit taken as a single sum is generally the same as the tax treatment of a withdrawal from or surrender of your contract. The tax treatment of a death benefit taken as annuity payments is generally the same as the tax treatment of annuity payments under your contract.

BENEFICIARY CONTINUATION OPTION

We have received a private letter ruling from the IRS regarding certain tax consequences of scheduled payments under the beneficiary continuation option for a prior similar version of the NQ contract. See the discussion "Beneficiary continuation option for NQ Contracts only" in "Payment of death benefit" earlier in this Prospectus. Among other things, the IRS rules that:

o scheduled payments under the beneficiary continuation option for NQ contracts satisfy the death of owner rules of Section 72(s)(2) of the Code, regardless of whether the beneficiary elects "Withdrawal Option 1" or "Withdrawal Option 2;"

o scheduled payments, any additional withdrawals under "Withdrawal Option 2," or contract surrenders under "Withdrawal Option 1" will only be taxable to the beneficiary when amounts are actually paid, regardless of the withdrawal option selected by the beneficiary;

o a beneficiary who irrevocably elects scheduled payments with "Withdrawal Option 1" will receive "excludable amount" tax treatment on scheduled payments. See "Annuity payments" earlier in this section. If the beneficiary elects to surrender the contract before all scheduled payments are paid, the amount received upon surrender is a non-annuity payment taxable to the extent it exceeds any remaining investment in the contract.


The ruling does not specifically address the taxation of any payments received by a beneficiary electing "Withdrawal Option 2" (whether scheduled payments or any withdrawal that might be taken).

The tax treatment of a withdrawal after the death of the owner taken as a single sum or taken as withdrawals under the 5-year rule is generally the same as the tax treatment of a withdrawal from or surrender of your contract.

EARLY DISTRIBUTION PENALTY TAX

If you take distributions before you are age 59-1/2 a penalty tax of 10% of the taxable portion of your distribution applies in addition to the income tax. Some of the available exceptions to the pre-age 59-1/2 penalty tax include distributions made:

o on or after your death; or

o because you are disabled (special federal income tax definition); or

o in the form of substantially equal periodic payments made at least annually over your life (or your life expectancy) or over the joint lives of you and your beneficiary (or your joint life expectancies) using an IRS-approved distribution method.

INVESTOR CONTROL ISSUES

Under certain circumstances, the IRS has stated that you could be treated as the owner (for tax purposes) of the assets of Separate Account No. 49. If you were treated as the owner, you would be taxable on income and gains attributable to the shares of the underlying portfolios.

The circumstances that would lead to this tax treatment would be that, in the opinion of the IRS, you could control the underlying investment of Separate Account No. 49. The IRS has said that the owners of variable annuities will not be treated as owning the separate account assets provided the underlying portfolios are restricted to variable life and annuity assets. The variable annuity owners must have the right only to choose among the Portfolios, and must have no right to direct the particular investment decisions within the Portfolios.

Although we believe that, under current IRS guidance, you would not be treated as the owner of the assets of Separate Account No. 49, there are some issues that remain unclear. For example, the IRS has not issued any guidance as to whether having a larger number of Portfolios available, or an unlimited right to transfer among them, could cause you to be treated as the owner. We do not know whether the IRS will ever provide such guidance or whether such guidance, if unfavor-


                                                             Tax information  71


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able, would apply retroactively to your contract. Furthermore, the IRS could reverse its current guidance at any time. We reserve the right to modify your contract as necessary to prevent you from being treated as the owner of the assets of Separate Account No. 49.


INDIVIDUAL RETIREMENT ARRANGEMENTS (IRAS)


GENERAL

"IRA" stands for individual retirement arrangement. There are two basic types of such arrangements, individual retirement accounts and individual retirement annuities. In an individual retirement account, a trustee or custodian holds the assets funding the account for the benefit of the IRA owner. The assets typically include mutual funds and/or individual stocks and/or securities in a custodial account and bank certificates of deposit in a trusteed account. In an individual retirement annuity, an insurance company issues an annuity contract that serves as the IRA.

There are two basic types of IRAs, as follows:

o Traditional IRAs, typically funded on a pre-tax basis; and

o Roth IRAs, funded on an after-tax basis.

Regardless of the type of IRA, your ownership interest in the IRA cannot be forfeited. You or your beneficiaries who survive you are the only ones who can receive the IRA's benefits or payments. All types of IRAs qualify for tax deferral regardless of the funding vehicle selected.

You can hold your IRA assets in as many different accounts and annuities as you would like, as long as you meet the rules for setting up and making contributions to IRAs. However, if you own multiple IRAs, you may be required to combine IRA values or contributions for tax purposes. For further information about individual retirement arrangements, you can read Internal Revenue Service Publication 590 ("Individual Retirement Arrangements (IRAs)"). This publication is usually updated annually, and can be obtained from any IRS district office or the IRS website (www.irs.gov).

AXA Equitable designs its IRA contracts to qualify as individual retirement annuities under Section 408(b) of the Internal Revenue Code. You may purchase the contract as a traditional IRA or Roth IRA. We also offer an Inherited IRA for payment of post-death required minimum distributions from traditional IRAs and Roth IRAs.

This Prospectus contains the information that the IRS requires you to have before you purchase an IRA. The first section covers some of the special tax rules that apply to traditional IRAs. The next section covers Roth IRAs. The disclosure generally assumes direct ownership of the individual retirement annuity contract. For contracts owned in a custodial individual retirement account, the disclosure will apply only if you terminate your account or transfer ownership of the contract to yourself.

We describe the amount and types of charges that may apply to your contributions under "Charges and expenses" earlier in this Prospectus. We describe the method of calculating payments under "Accessing your money" earlier in this Prospectus. We do not guarantee or project growth in any variable income annuitization option payments (as opposed to payments from a fixed income annuitization option).

We have not applied for an opinion letter approving the respective forms of similar traditional IRA and Roth IRA endorsements for use as a traditional and Roth IRA, respectively. This IRS approval is a determination only as to the form of the annuity. It does not represent a determination of the merits of the annuity as an investment.

AXA Equitable has also submitted the respective forms of the Accumulator(R) Elite(SM) Inherited IRA beneficiary continuation contract to the IRS for approval as to form for use as a traditional IRA or Roth IRA, respectively. We do not know if and when any such approval may be granted.


Your right to cancel within a certain number of days

You can cancel any version of the Accumulator(R) Elite(SM) IRA contract (traditional IRA or Roth IRA) by following the directions in "Your right to cancel with in a certain number of days" under "Contract features and benefits" earlier in this Prospectus. If you cancel a traditional IRA or Roth IRA contract, we may have to withhold tax, and we must report the transaction to the IRS. A contract cancellation could have an unfavorable tax impact.


TRADITIONAL INDIVIDUAL RETIREMENT ANNUITIES (TRADITIONAL IRAS)

CONTRIBUTIONS TO TRADITIONAL IRAS. Individuals may make three different types of contributions to purchase a traditional IRA or as subsequent contributions to an existing IRA:

o "regular" contributions out of earned income or compensation; or

o tax-free "rollover" contributions; or

o direct custodian-to-custodian transfers from other traditional IRAs ("direct transfers")


Regular contributions to traditional IRAs

LIMITS ON CONTRIBUTIONS. The "maximum regular contribution amount" for any taxable year is the most that can be contributed to all of your IRAs (traditional and Roth) as regular contributions for the particular taxable year. The maximum regular contribution amount depends on age, earnings, and year, among other things. Generally, $5,000 is the maximum amount that you may contribute to all IRAs (including Roth IRAs). When your earnings are below $5,000, your earned income or compensation for the year is the most you can contribute. This limit does not apply to rollover contributions or direct custodian-to-custodian transfers into a traditional IRA. You cannot make regular traditional IRA contributions for the tax year in which you reach age 70-1/2 or any tax year after that.

If you are at least age 50 at any time during the taxable year for which you are making a regular contribution to your IRA, you may be eligible to make additional "catch up contributions" of up to $1,000 to your traditional IRA.

SPECIAL RULES FOR SPOUSES. If you are married and file a joint income tax return, you and your spouse may combine your compensation to determine the amount of regular contributions you are permitted to make to traditional IRAs (and Roth IRAs discussed below). Even if one spouse has no compensation or compensation under $5,000, married individuals filing jointly can contribute up to $10,000 per year to any


72  Tax information


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combination of traditional IRAs and Roth IRAs. Any contributions to Roth IRAs reduce the ability to contribute to traditional IRAs and vice versa. The maximum amount may be less if earned income is less and the other spouse has made IRA contributions. No more than a combined total of $5,000 can be contributed annually to either spouse's traditional and Roth IRAs. Each spouse owns his or her traditional IRAs and Roth IRAs even if the other spouse funded the contributions. A working spouse age 70-1/2 or over can contribute up to the lesser of $5,000 or 100% of "earned income" to a traditional IRA for a nonworking spouse until the year in which the nonworking spouse reaches age 70-1/2. Catch-up contributions may be made as described above for spouses who are at least age 50 but under age 70-1/2 at any time during the taxable year for which the contribution is made.

DEDUCTIBILITY OF CONTRIBUTIONS. The amount of traditional IRA contributions that you can deduct for a taxable year depends on whether you are covered by an employer-sponsored-tax-favored retirement plan, as defined under special federal income tax rules. Your Form W-2 will indicate whether or not you are covered by such a retirement plan.

If you are not covered by a retirement plan during any part of the year, you can make fully deductible contributions to your traditional IRAs for the taxable year up to the maximum amount discussed earlier in this section under "Limits on contributions." That is, your fully deductible contribution can be up to $5,000 , or if less, your earned income. The dollar limit is $5,000 for people eligible to make age 50-70-1/2 catch-up contributions.

If you are covered by a retirement plan during any part of the year, and your adjusted gross income (AGI) is below the lower dollar figure in a phase-out range, you can make fully deductible contributions to your traditional IRAs.

If you are covered by a retirement plan during any part of the year, and your AGI falls within a phase-out range, you can make partially deductible contributions to your traditional IRAs.

If you are covered by a retirement plan during any part of the year, and your AGI falls above the higher figure in the phase-out range, you may not deduct any of your regular contributions to your traditional IRAs.

Cost of living indexing adjustments apply to the income limits on deductible contributions.

If you are single and covered by a retirement plan during any part of the taxable year, the deduction for traditional IRA contributions phases out with AGI between $50,000 and $60,000 (for 2009, AGI between $55,000 and $65,000 after adjustment).

If you are married and file a joint return, and you are covered by a retirement plan during any part of the taxable year, the deduction for traditional IRA contributions phases out with AGI between $80,000 and $100,000 (for 2009, AGI between $89,000 and $109,000 after adjustment).

Married individuals filing separately and living apart at all times are not considered married for purposes of this deductible contribution calculation. Generally, the active participation in an employer-sponsored retirement plan of an individual is determined independently for each spouse. Where spouses have "married filing jointly" status, however, the maximum deductible traditional IRA contribution for an individual who is not an active participant (but whose spouse is an active participant) is phased out for taxpayers with AGI between $150,000 and $160,000 (for 2009, AGI between $166,000 and $176,000 after adjustment).

To determine the deductible amount of the contribution for 2009, for example, you determine AGI and subtract $55,000 if you are single, or $89,000 if you are married and file a joint return with your spouse. The resulting amount is your excess AGI. You then determine the limit on the deduction for traditional IRA contributions using the following formula:


   ($10,000-excess AGI)  times   the maximum    Equals   the adjusted
   --------------------    x       regular         =      deductible
    divided by $10,000           contribution            contribution
                                 for the year                limit



ADDITIONAL "SAVER'S CREDIT" FOR CONTRIBUTIONS TO A TRADITIONAL
IRA OR ROTH IRA

You may be eligible for a nonrefundable income tax credit for contributions you make to a traditional IRA or Roth IRA. If you qualify, you may take this credit even though your traditional IRA contribution is already fully or partially deductible. To take advantage of this "saver's credit" you must be age 18 or over before the end of the taxable year for which the contribution is made. You cannot be a full-time student or claimed as a dependent on another's tax return, and your adjusted gross income cannot exceed $55,000 ($53,000, after cost of living adjustment for 2009 ). The amount of the tax credit you can get varies from 10% of your contribution to 50% of your contribution, and depends on your income tax filing status and your adjusted gross income. The maximum annual contribution eligible for the saver's credit is $2,000. If you and your spouse file a joint return, and each of you qualifies, each is eligible for a maximum annual contribution of $2,000. Your saver's credit may also be reduced if you take or have taken a taxable distribution from any plan eligible for a saver's credit contribution -- even if you make a contribution to one plan and take the distribution from another plan -- during the "testing period." The testing period begins two years before the year for which you make the contribution and ends when your tax return is due for the year for which you make the contribution, including extensions. Saver's credit-eligible contributions may be made to a 401(k) plan, 403(b) plan, governmental employer 457(b) plan, SIMPLE IRA or SARSEP IRA, as well as a traditional IRA or Roth IRA.

NONDEDUCTIBLE REGULAR CONTRIBUTIONS. If you are not eligible to deduct part or all of the traditional IRA contribution, you may still make nondeductible contributions on which earnings will accumulate on a tax-deferred basis. The combined deductible and nondeductible contributions to your traditional IRA (or the nonworking spouse's traditional IRA) may not, however, exceed the maximum $5,000 per person limit for the applicable taxable year . The dollar limit is $6,000 for people eligible to make age 50-70-1/2 catch-up contributions. See "Excess contributions to traditional IRAs" later in this section for more information. You must keep your own records of deductible and non-


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deductible contributions in order to prevent double taxation on the distribution of previously taxed amounts. See "Withdrawals, payments and transfers of funds out of traditional IRAs" later in this section for more information.

If you are making nondeductible contributions in any taxable year, or you have made nondeductible contributions to a traditional IRA in prior years and are receiving distributions from any traditional IRA, you must file the required information with the IRS. Moreover, if you are making nondeductible traditional IRA contributions, you must retain all income tax returns and records pertaining to such contributions until interests in all traditional IRAs are fully distributed.

WHEN YOU CAN MAKE REGULAR CONTRIBUTIONS. If you file your tax returns on a calendar year basis like most taxpayers, you have until the April 15 return filing deadline (without extensions) of the following calendar year to make your regular traditional IRA contributions for a taxable year.


Rollover and transfer contribution to traditional IRAs

Rollover contributions may be made to a traditional IRA from these "eligible retirement plans":

o qualified plans;

o governmental employer 457(b) plans;

o 403(b) plans ; and

o other traditional IRAs.

Direct transfer contributions may only be made directly from one traditional IRA to another.

Any amount contributed to a traditional IRA after you reach age 70-1/2 must be net of your required minimum distribution for the year in which the rollover or direct transfer contribution is made.

During calendar year 2009 only, due to the temporary suspension of account-based required minimum distribution withdrawals, you may be able to roll over to a traditional IRA a distribution that normally would not be eligible to be rolled over. Please note that distributions from inherited IRAs made to beneficiaries may not be rolled over once distributed.

There are special rules governing required minimum distributions in 2009. Please see "Suspension of required minimum distributions for 2009" earlier in this Prospectus.


ROLLOVERS FROM "ELIGIBLE RETIREMENT PLANS" OTHER THAN
TRADITIONAL IRAS

Your plan administrator will tell you whether or not your distribution is eligible to be rolled over. Spousal beneficiaries and spousal alternate payees under qualified domestic relations orders may roll over funds on the same basis as the plan participant. A non-spousal death beneficiary may also be able to make a direct rollover to an inherited IRA under certain circumstances.

There are two ways to do rollovers:

o Do it yourself:
  You actually receive a distribution that can be rolled over and you roll it over to a traditional IRA within 60 days after the date you receive the funds. The distribution from your eligible retirement plan will be net of 20% mandatory federal income tax withholding. If you want, you can replace the withheld funds yourself and roll over the full amount.

o Direct rollover:
  You tell the trustee or custodian of the eligible retirement plan to send the distribution directly to your traditional IRA issuer. Direct rollovers are not subject to mandatory federal income tax withholding.

All distributions from a qualified plan, 403(b) plan or governmental employer 457(b) plan are eligible rollover distributions, unless the distributions are:

o (For every year except 2009) "required minimum distributions" after age 70-1/2 or retirement from service with the employer; or

o substantially equal periodic payments made at least annually for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary; or

o substantially equal periodic payments made for a specified period of 10 years or more; or

o hardship withdrawals; or

o corrective distributions that fit specified technical tax rules; or

o loans that are treated as distributions; or

o death benefit payments to a beneficiary who is not your surviving spouse; or

o qualified domestic relations order distributions to a beneficiary who is not your current spouse or former spouse.

You should discuss with your tax adviser whether you should consider rolling over funds from one type of tax qualified retirement plan to another because the funds will generally be subject to the rules of the recipient plan. For example, funds in a governmental employer 457(b) plan are not subject to the additional 10% federal income tax penalty for premature distributions, but they may become subject to this penalty if you roll the funds to a different type of eligible retirement plan such as a traditional IRA, and subsequently take a premature distribution.


ROLLOVERS OF AFTER-TAX CONTRIBUTIONS FROM ELIGIBLE RETIREMENT
PLANS OTHER THAN TRADITIONAL IRAS

Any non-Roth after-tax contributions you have made to a qualified plan or 403(b) plan (but not a governmental employer 457(b) plan) may be rolled over to a traditional IRA (either in a direct rollover or a rollover you do yourself). When the recipient plan is a traditional IRA, you are responsible for recordkeeping and calculating the taxable amount of any distributions you take from that traditional IRA. See "Taxation of Payments" later in this section under "Withdrawals, payments and transfers of funds out of traditional IRAs." After-tax contributions in a traditional IRA cannot be rolled over from your traditional IRA into, or back into, a qualified plan, 403(b) plan or governmental employer 457(b) plan.


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ROLLOVERS FROM TRADITIONAL IRAS TO TRADITIONAL IRAS

You may roll over amounts from one traditional IRA to one or more of your other traditional IRAs if you complete the transaction within 60 days after you receive the funds. You may make such a rollover only once in every 12-month period for the same funds. Trustee-to-trustee or custodian-to-custodian direct transfers are not rollover transactions. You can make these more frequently than once in every 12-month period.

SPOUSAL ROLLOVER AND DIVORCE-RELATED DIRECT TRANSFERS

The surviving spouse beneficiary of a deceased individual can roll over funds from, or directly transfer funds from, an inherited traditional IRA to one or more other traditional IRAs. A non-spousal death beneficiary may also be able to make a direct rollover to an inherited traditional IRA under certain circumstances. Also, in some cases, traditional IRAs can be transferred on a tax-free basis between spouses or former spouses as a result of a court ordered divorce or separation decree.

Excess contributions to traditional IRAs

Excess contributions to IRAs are subject to a 6% excise tax for the year in which made and for each year after until withdrawn. The following are excess contributions to IRAs:

o regular contributions of more than the maximum regular contribution amount for the applicable taxable year); or

o regular contributions to a traditional IRA made after you reach age 70-1/2; or


o rollover contributions of amounts which are not eligible to be rolled over, for example, minimum distributions required to be made after age 70-1/2 (for every year except 2009).

You can avoid the excise tax by withdrawing an excess contribution (rollover or regular) before the due date (including extensions) for filing your federal income tax return for the year. If it is an excess regular traditional IRA contribution, you cannot take a tax deduction for the amount withdrawn. You do not have to include the excess contribution withdrawn as part of your income. It is also not subject to the 10% additional penalty tax on early distributions, discussed later in this section under "Early distribution penalty tax." You do have to withdraw any earnings that are attributed to the excess contribution. The withdrawn earnings would be included in your gross income and could be subject to the 10% penalty tax.

Even after the due date for filing your return, you may withdraw an excess rollover contribution, without income inclusion or 10% penalty, if:

(1) the rollover was from an eligible retirement plan to a traditional IRA;

(2) the excess contribution was due to incorrect information that the plan provided; and

(3) you took no tax deduction for the excess contribution.


Recharacterizations

Amounts that have been contributed as traditional IRA funds may subsequently be treated as Roth IRA funds. Special federal income tax rules allow you to change your mind again and have amounts that are subsequently treated as Roth IRA funds, once again treated as traditional IRA funds. You do this by using the forms we prescribe. This is referred to as having "recharacterized" your contribution.


Withdrawals, payments and transfers of funds out of traditional IRAs

NO FEDERAL INCOME TAX LAW RESTRICTIONS ON WITHDRAWALS. You can withdraw any or all of your funds from a traditional IRA at any time. You do not need to wait for a special event like retirement.

TAXATION OF PAYMENTS. Earnings in traditional IRAs are not subject to federal income tax until you or your beneficiary receive them. Taxable payments or distributions include withdrawals from your contract, surrender of your contract and annuity payments from your contract. Death benefits are also taxable.

Except as discussed below, the total amount of any distribution from a traditional IRA must be included in your gross income as ordinary income. We report all payments from traditional IRA contracts on IRS Form 1099-R as fully taxable.

If you have ever made nondeductible IRA contributions to any traditional IRA (it does not have to be to this particular traditional IRA contract), those contributions are recovered tax free when you get distributions from any traditional IRA. It is your responsibility to keep permanent tax records of all of your nondeductible contributions to traditional IRAs so that you can correctly report the taxable amount of any distribution on your own tax return. At the end of any year in which you have received a distribution from any traditional IRA, you calculate the ratio of your total nondeductible traditional IRA contributions (less any amounts previously withdrawn tax free) to the total account balances of all traditional IRAs you own at the end of the year plus all traditional IRA distributions made during the year. Multiply this by all distributions from the traditional IRA during the year to determine the nontaxable portion of each distribution.

A distribution from a traditional IRA is not taxable if:

o the amount received is a withdrawal of excess contributions, as described under "Excess contributions to traditional IRAs" earlier in this section; or

o the entire amount received is rolled over to another traditional IRA or other eligible retirement plan which agrees to accept the funds. (See "Rollovers from eligible retirement plans other than traditional IRAs" under "Rollover and transfer contributions to traditional IRAs" earlier in this section for more information.)

The following are eligible to receive rollovers of distributions from a traditional IRA: a qualified plan, a 403(b) plan or a governmental employer 457(b) plan. After-tax contributions in a traditional IRA cannot be rolled from your traditional IRA into, or back into, a qualified plan, 403(b) plan or governmental employer 457(b) plan. Before you decide to roll over a distribution from a traditional IRA to another eligible retirement plan, you should check with the administrator of that plan about whether the plan accepts rollovers and, if so, the types it


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accepts. You should also check with the administrator of the receiving plan about any documents required to be completed before it will accept a rollover.

Distributions from a traditional IRA are not eligible for favorable ten-year averaging and long-term capital gain treatment available under limited circumstances for certain distributions from qualified plans. If you might be eligible for such tax treatment from your qualified plan, you may be able to preserve such tax treatment even though an eligible rollover from a qualified plan is temporarily rolled into a "conduit IRA" before being rolled back into a qualified plan. See your tax adviser.

Certain distributions from IRAs in 2009 directly transferred to charitable organizations may be tax-free to IRA owners age 70-1/2 or older.


Required minimum distributions

BACKGROUND ON REGULATIONS -- REQUIRED MINIMUM DISTRIBUTIONS

Distributions must be made from traditional IRAs according to rules contained in the Code and Treasury Regulations. Certain provisions of the Treasury Regulations require that the actuarial present value of additional annuity contract benefits must be added to the dollar amount credited for purposes of calculating certain types of required minimum distributions from individual retirement annuity contracts. For this purpose additional annuity contract benefits may include, but are not limited to, guaranteed minimum income benefits and enhanced death benefits. This could increase the amount required to be distributed from these contracts. If you take annual withdrawals instead of annuitizing, please consult your tax adviser concerning applicability of these complex rules to your situation.

There are special rules governing required minimum distributions in 2009. Please see "Suspension of required minimum distributions for 2009" earlier in this Prospectus.

LIFETIME REQUIRED MINIMUM DISTRIBUTIONS. You must start taking annual distributions from your traditional IRAs for the year in which you turn age 70-1/2.

WHEN YOU HAVE TO TAKE THE FIRST LIFETIME REQUIRED MINIMUM DISTRIBUTION. The first required minimum distribution is for the calendar year in which you turn age 70-1/2. You have the choice to take this first required minimum distribution during the calendar year you actually reach age 70-1/2, or to delay taking it until the first three-month period in the next calendar year (January 1st - April 1st). Distributions must start no later than your "Required Beginning Date," which is April 1st of the calendar year after the calendar year in which you turn age 70-1/2. If you choose to delay taking the first annual minimum distribution, then you will have to take two minimum distributions in that year--the delayed one for the first year and the one actually for that year. Once minimum distributions begin, they must be made at some time each year.

HOW YOU CAN CALCULATE REQUIRED MINIMUM DISTRIBUTIONS. There are two approaches to taking required minimum distributions -- "account-based" or "annuity-based."


ACCOUNT-BASED METHOD. If you choose an account-based method, you divide the value of your traditional IRA as of December 31st of the past calendar year by a number corresponding to your age from an IRS table. This gives you the required minimum distribution amount for that particular IRA for that year. If your spouse is your sole beneficiary and more than 10 years younger than you, the dividing number you use may be from another IRS table and may produce a smaller lifetime required minimum distribution amount. Regardless of the table used, the required minimum distribution amount will vary each year as the account value, the actuarial present value of additional annuity contract benefits, if applicable, and the divisor change. If you initially choose an account-based method, you may later apply your traditional IRA funds to a life annuity-based payout with any certain period not exceeding remaining life expectancy, determined in accordance with IRS tables.

ANNUITY-BASED METHOD. If you choose an annuity-based method, you do not have to do annual calculations. You apply the account value to an annuity payout for your life or the joint lives of you and a designated beneficiary or for a period certain not extending beyond applicable life expectancies, determined in accordance with IRS tables.

DO YOU HAVE TO PICK THE SAME METHOD TO CALCULATE YOUR REQUIRED MINIMUM DISTRIBUTIONS FOR ALL OF YOUR TRADITIONAL IRAS AND OTHER RETIREMENT PLANS? No. If you want, you can choose a different method for each of your traditional IRAs and other retirement plans. For example, you can choose an annuity payout from one IRA, a different annuity payout from a qualified plan and an account-based annual withdrawal from another IRA.

WILL WE PAY YOU THE ANNUAL AMOUNT EVERY YEAR FROM YOUR TRADITIONAL IRA BASED ON THE METHOD YOU CHOOSE? We will only pay you automatically if you affirmatively select an annuity payout option or an account-based withdrawal option such as our "automatic required minimum distribution (RMD) service." Even if you do not enroll in our service, we will calculate the amount of the required minimum distribution withdrawal for you, if you so request in writing. However, in that case you will be responsible for asking us to pay the required minimum distribution withdrawal to you.

Also, the IRS will let you calculate the required minimum distribution for each traditional IRA that you maintain, using the method that you picked for that particular IRA. You can add these required minimum distribution amount calculations together. As long as the total amount you take out every year satisfies your overall traditional IRA required minimum distribution amount, you may choose to take your annual required minimum distribution from any one or more traditional IRAs that you own.

WHAT IF YOU TAKE MORE THAN YOU NEED TO FOR ANY YEAR? The required minimum distribution amount for your traditional IRAs is calculated on a year-by-year basis. There are no carry-back or carry-forward provisions. Also, you cannot apply required minimum distribution amounts you take from your qualified plans to the amounts you have to take from your traditional IRAs and vice versa.

WHAT IF YOU TAKE LESS THAN YOU NEED TO FOR ANY YEAR? Your IRA could be disqualified, and you could have to pay tax on the entire value. Even if your IRA is not disqualified, you could have to pay a 50% penalty tax on the shortfall (required amount for traditional IRAs less amount actually taken). It is your responsibility to meet the required minimum


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distribution rules. We will remind you when our records show that you are within the age group which must take lifetime required minimum distributions. If you do not select a method with us, we will assume you are taking your required minimum distribution from another traditional IRA that you own.

WHAT ARE THE REQUIRED MINIMUM DISTRIBUTION PAYMENTS AFTER YOU DIE? These could vary depending on whether you die before or after your Required Beginning Date for lifetime required minimum distribution payments, and the status of your beneficiary. The following assumes that you have not yet elected an annuity-based payout at the time of your death. If you elect an annuity-based payout, payments (if any) after your death must be made at least as rapidly as when you were alive.

INDIVIDUAL BENEFICIARY. Regardless of whether your death occurs before or after your Required Beginning Date, an individual death beneficiary calculates annual post-death required minimum distribution payments based on the beneficiary's life expectancy using the "term certain method." That is, he or she determines his or her life expectancy using the IRS-provided life expectancy tables as of the calendar year after the owner's death and reduces that number by one each subsequent year.

If you die before your Required Beginning Date, the rules permit any individual beneficiary, including a spousal beneficiary, to elect instead to apply the "5-year rule." Under this rule, instead of annual payments having to be made beginning with the first in the year following the owner's death, the entire account must be distributed by the end of the calendar year which contains the fifth anniversary of the owner's death. No distribution is required before that fifth year.

SPOUSAL BENEFICIARY. If you die after your Required Beginning Date, and your death beneficiary is your surviving spouse, your spouse has a number of choices. Post-death distributions may be made over your spouse's single life expectancy. Any amounts distributed after that surviving spouse's death are made over the spouse's life expectancy calculated in the year of his/her death, reduced by one for each subsequent year. In some circumstances, your surviving spouse may elect to become the owner of the traditional IRA and halt distributions until he or she reaches age 70-1/2, or roll over amounts from your traditional IRA into his/her own traditional IRA or other eligible retirement plan.

If you die before your Required Beginning Date, and the death beneficiary is your surviving spouse, the rules permit the spouse to delay starting payments over his/her life expectancy until the year in which you would have attained age 70-1/2.

NON-INDIVIDUAL BENEFICIARY. If you die after your Required Beginning Date, and your death beneficiary is a non-individual, such as the estate, the rules permit the beneficiary to calculate post-death required minimum distribution amounts based on the owner's life expectancy in the year of death. However, note that we need an individual annuitant to keep an annuity contract in force. If the beneficiary is not an individual, we must distribute amounts remaining in the annuity contract after the death of the annuitant.

If you die before your Required Beginning Date for lifetime required minimum distribution payments, and the death beneficiary is a non-individual, such as the estate, the rules continue to apply the 5-year rule discussed earlier under "Individual beneficiary." Please note that we need an individual annuitant to keep an annuity contract in force. If the beneficiary is not an individual, we must distribute amounts remaining in the annuity contract after the death of the annuitant.


SPOUSAL CONTINUATION

If the contract is continued under Spousal continuation, the required minimum distribution rules are applied as if your surviving spouse is the contract owner.


PAYMENTS TO A BENEFICIARY AFTER YOUR DEATH

IRA death benefits are taxed the same as IRA distributions.


BORROWING AND LOANS ARE PROHIBITED TRANSACTIONS

You cannot get loans from a traditional IRA. You cannot use a traditional IRA as collateral for a loan or other obligation. If you borrow against your IRA or use it as collateral, its tax-favored status will be lost as of the first day of the tax year in which this prohibited event occurs. If this happens, you must include the value of the traditional IRA in your federal gross income. Also, the early distribution penalty tax of 10% may apply if you have not reached age 59-1/2 before the first day of that tax year.


EARLY DISTRIBUTION PENALTY TAX

A penalty tax of 10% of the taxable portion of a distribution applies to distributions from a traditional IRA made before you reach age 59-1/2. Some of the available exceptions to the pre-age 59-1/2 penalty tax include distributions made:

o on or after your death; or

o because you are disabled (special federal income tax definition); or

o used to pay certain extraordinary medical expenses (special federal income tax definition); or

o used to pay medical insurance premiums for unemployed individuals (special federal income tax definition); or

o used to pay certain first-time home buyer expenses (special federal income tax definition; $10,000 lifetime total limit for these distributions from all your traditional and Roth IRAs); or

o used to pay certain higher education expenses (special federal income tax definition); or

o in the form of substantially equal periodic payments made at least annually over your life (or your life expectancy) or over the joint lives of you and your beneficiary (or your joint life expectancies) using an IRS-approved distribution method.

To meet the substantially equal periodic payments exception, you could elect to apply your contract value to an Income Manager(R) (life annuity with a period certain) payout annuity contract (level payments version). You could also elect the substantially equal withdrawals option. We will calculate the substantially equal annual payments using your choice of IRS-approved methods we offer. Although sub-

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stantially equal withdrawals and Income Manager(R) payments are not subject to the 10% penalty tax, they are taxable as discussed in "Withdrawals, payments and transfers of funds out of traditional IRAs" above. Once substantially equal withdrawals or Income Manager(R) annuity payments begin, the distributions should not be stopped or changed until after the later of your reaching age 59-1/2 or five years after the date of the first distribution, or the penalty tax, including an interest charge for the prior penalty avoidance, may apply to all prior distributions under this option. Also, it is possible that the IRS could view any additional withdrawal or payment you take from, or any additional contributions or transfers you make to, your contract as changing your pattern of substantially equal withdrawals or Income Manager(R) payments for purposes of determining whether the penalty applies.


ROTH INDIVIDUAL RETIREMENT ANNUITIES (ROTH IRAS)

This section of the Prospectus covers some of the special tax rules that apply to Roth IRAs. If the rules are the same as those that apply to the traditional IRA, we will refer you to the same topic under "traditional IRAs."

The Accumulator(R) Elite(SM) Roth IRA contract is designed to qualify as a Roth individual retirement annuity under Sections 408A(b) and 408(b) of the Internal Revenue Code.


Contributions to Roth IRAs

Individuals may make four different types of contributions to a Roth IRA:

o regular after-tax contributions out of earnings; or

o taxable rollover contributions from traditional IRAs or other eligible retirement plans ("conversion" rollover contributions); or

o tax-free rollover contributions from other Roth individual retirement arrangements or designated Roth accounts under defined contribution plans; or

o tax-free direct custodian-to-custodian transfers from other Roth IRAs ("direct transfers").

Regular after-tax, direct transfer and rollover contributions may made to a Roth IRA contract. See "Rollovers and direct transfer contributions to Roth IRAs later in this section. If you use the forms we require, we will also accept traditional IRA funds which are subsequently recharacterized as Roth IRA funds following special federal income tax rules.


Regular contributions to Roth IRAs

LIMITS ON REGULAR CONTRIBUTIONS. The "maximum regular contribution amount" for any taxable year is the most that can be contributed to all of your IRAs (traditional and Roth) as regular contributions for the particular taxable year. The maximum regular contribution amount depends on age, earnings, and year, among other things. Generally, $5,000 is the maximum amount that you may contribute to all IRAs (including Roth IRAs). This limit does not apply to rollover contributions or direct custodian-to-custodian transfers into a Roth IRA. Any contributions to Roth IRAs reduce your ability to contribute to traditional IRAs and vice versa. When your earnings are below $5,000, your earned income or compensation for the years is the most you can contribute. If you are married and file a joint income tax return, you and your spouse may combine your compensation to determine the amount of regular contributions you are permitted to make to Roth IRAs and traditional IRAs. See the discussion under "Special rules for spouses" earlier in this section under traditional IRAs.

If you or your spouse are at least age 50 at any time during the taxable year for which you are making a regular contribution, you may be eligible to make additional catch-up contributions of up to $1,000.

With a Roth IRA, you can make regular contributions when you reach 70-1/2, as long as you have sufficient earnings. But, you cannot make contributions, regardless of your age, for any year that your modified adjusted gross income exceeds the following amounts (indexed for cost of living adjustment);

o your federal income tax filing status is "married filing jointly" and your modified adjusted gross income is over $160,000 (for 2009 $176,000 after adjustment); or

o your federal income tax filing status is "single" and your modified adjusted gross income is over $110,000 (for 2009, $120,000 after adjustment).

However, you can make regular Roth IRA contributions in reduced amounts when:

o your federal income tax filing status is "married filing jointly" and your modified adjusted gross income is between $150,000 and $160,000 (for 2009, between $166,000 and $176,000 after adjustment); or

o your federal income tax filing status is "single" and your modified adjusted gross income is between $95,000 and $110,000 (for 2009, between $105,000 and $120,000 after adjustment).

If you are married and filing separately and your modified adjusted gross income is between $0 and $10,000 the amount of regular contributions you are permitted to make is phased out. If your modified adjusted gross income is more than $10,000 you cannot make regular Roth IRA contributions.

WHEN YOU CAN MAKE CONTRIBUTIONS. Same as traditional IRAs.

DEDUCTIBILITY OF CONTRIBUTIONS. Roth IRA contributions are not tax deductible.


Rollovers and direct transfer contributions to Roth IRAs


WHAT IS THE DIFFERENCE BETWEEN ROLLOVER AND DIRECT TRANSFER TRANSACTIONS?

The difference between a rollover transaction and a direct transfer transaction is the following: in a rollover transaction you actually take possession of the funds rolled over or are considered to have received them under tax law in the case of a change from one type of plan to another. In a direct transfer transaction, you never take possession of the funds, but direct the first Roth IRA custodian trustee or issuer to transfer the first Roth IRA funds directly to the recipient Roth IRA custodian, trustee or issuer. You can make direct transfer transactions only between identical plan types (for example, Roth IRA to Roth IRA). You


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can also make rollover transactions between identical plan types. However, you can only make rollovers between different plan types (for example, traditional IRA to Roth IRA).

You may make rollover contributions to a Roth IRA from these sources only:

o another Roth IRA;

o a traditional IRA, including a SEP-IRA or SIMPLE IRA (after a two-year rollover limitation period for SIMPLE IRA funds), in a taxable conversion rollover ("conversion rollover");

o a "designated Roth contribution account" under a 401(k) plan or a 403(b) plan (direct or 60-day); or

o from non-Roth accounts under another eligible retirement plan, subject to limits specified below under "Conversion rollover contributions to Roth IRAs."

You may make direct transfer contributions to a Roth IRA only from another Roth IRA.

You may make both Roth IRA to Roth IRA rollover transactions and Roth IRA to Roth IRA direct transfer transactions. This can be accomplished on a completely tax-free basis. However, you may make Roth IRA to Roth IRA rollover transactions only once in any 12-month period for the same funds. Trustee-to-trustee or custodian-to-custodian direct transfers can be made more frequently than once a year. Also, if you send us the rollover contribution to apply it to a Roth IRA, you must do so within 60 days after you receive the proceeds from the original IRA to get rollover treatment.

The surviving spouse beneficiary of a deceased individual can roll over or directly transfer an inherited Roth IRA to one or more other Roth IRAs. In some cases, Roth IRAs can be transferred on a tax-free basis between spouses or former spouses as a result of a court-ordered divorce or separation decree.


Conversion rollover contributions to Roth IRAs

In a conversion rollover transaction, you withdraw (or are considered to have withdrawn) all or a portion of funds from a traditional IRA you maintain and convert it to a Roth IRA within 60 days after you receive (or are considered to have received) the traditional IRA proceeds. Amounts can also be rolled over from non-Roth accounts under another eligible retirement plan, including a Code
Section 401(a) qualified plan, a 403(b) plan, and a governmental employer
Section 457(b) plan. Until 2010, you must meet AGI limits specified below.

Unlike a rollover from a traditional IRA to another traditional IRA, a conversion rollover transaction from a traditional IRA or other eligible retirement plan to a Roth IRA is not tax-free. Instead, the distribution from the traditional IRA or other eligible retirement plan is generally fully taxable. In the case of a traditional IRA conversion rollover for example, we are required to withhold 10% federal income tax from the amount treated as converted unless you properly elect out of such withholding. If you are converting all or part of a traditional IRA, and you have ever made nondeductible regular contributions to any traditional IRA -- whether or not it is the traditional IRA you are converting -- a pro rata portion of the distribution is tax free. Even if you are under age 59-1/2, the early distribution penalty tax does not apply to conversion rollover contributions to a Roth IRA.

The following rules apply until 2010: You cannot make conversion rollover contributions to a Roth IRA for any taxable year in which your modified adjusted gross income exceeds $100,000. (For this purpose, your modified adjusted gross income is computed without the gross income stemming from the conversion rollover. Modified adjusted gross income for this purpose excludes any lifetime required minimum distribution from a traditional IRA or other eligible retirement plan.) You also cannot make conversion contributions to a Roth IRA for any taxable year in which your federal income tax filing status is "married filing separately."

You cannot make conversion contributions to a Roth IRA to the extent that the funds in your traditional IRA or other eligible retirement plan are subject to the lifetime annual required minimum distribution rules.

You cannot convert and reconvert an amount during the same taxable year, or if later, during the 30-day period following a recharacterization. If you reconvert during either of these periods, it will be a failed Roth IRA conversion.

The IRS and Treasury have issued Treasury Regulations addressing the valuation of annuity contracts funding traditional IRAs in the conversion to Roth IRAs. Although these Regulations are not clear, they could require an individual's gross income on the conversion of a traditional IRA to a Roth IRA to be measured using various actuarial methods and not as if the annuity contract funding the traditional IRA had been surrendered at the time of conversion. This could increase the amount reported as includible in certain circumstances.


Recharacterizations

You may be able to treat a contribution made to one type of IRA as having been made to a different type of IRA. This is called recharacterizing the contribution.

HOW TO RECHARACTERIZE. To recharacterize a contribution, you generally must have the contribution transferred from the first IRA (the one to which it was made) to the second IRA in a deemed trustee-to-trustee transfer. If the transfer is made by the due date (including extensions) for your tax return for the year during which the contribution was made, you can elect to treat the contribution as having been originally made to the second IRA instead of to the first IRA. It will be treated as having been made to the second IRA on the same date that it was actually made to the first IRA. You must report the recharacterization and must treat the contribution as having been made to the second IRA, instead of the first IRA, on your tax return for the year during which the contribution was made.

The contribution will not be treated as having been made to the second IRA unless the transfer includes any net income allocable to the


                                                             Tax information  79


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contribution. You can take into account any loss on the contribution while it was in the IRA when calculating the amount that must be transferred. If there was a loss, the net income you must transfer may be a negative amount.

No deduction is allowed for the contribution to the first IRA and any net income transferred with the recharacterized contribution is treated as earned in the second IRA. The contribution will not be treated as having been made to the second IRA to the extent any deduction was allowed with respect to the contribution to the first IRA.

For recharacterization purposes, a distribution from a traditional IRA that is received in one tax year and rolled over into a Roth IRA in the next year, but still within 60 days of the distribution from the traditional IRA, is treated as a contribution to the Roth IRA in the year of the distribution from the traditional IRA.

Roth IRA conversion contributions from a SEP-IRA or SIMPLE IRA can be recharacterized to a SEP-IRA or SIMPLE IRA (including the original SEP-IRA or SIMPLE IRA). You cannot recharacterize back to the original plan a contribution directly rolled over from an eligible retirement plan which is not a traditional IRA.

To recharacterize a contribution, you must use our forms.

The recharacterization of a contribution is not treated as a rollover for purposes of the 12-month limitation period described above. This rule applies even if the contribution would have been treated as a rollover contribution by the second IRA if it had been made directly to the second IRA rather than as a result of a recharacterization of a contribution to the first IRA.


Withdrawals, payments and transfers of funds out of Roth
IRAs

NO FEDERAL INCOME TAX LAW RESTRICTIONS ON WITHDRAWALS. You can withdraw any or all of your funds from a Roth IRA at any time; you do not need to wait for a special event like retirement.


Distributions from Roth IRAs

Distributions include withdrawals from your contract, surrender of your contract and annuity payments from your contract. Death benefits are also distributions.

You must keep your own records of regular and conversion contributions to all Roth IRAs to assure appropriate taxation. You may have to file information on your contributions to and distributions from any Roth IRA on your tax return. You may have to retain all income tax returns and records pertaining to such contributions and distributions until your interests in all Roth IRAs are distributed.

Like traditional IRAs, taxable distributions from a Roth IRA are not entitled to special favorable ten-year averaging and long-term capital gain treatment available in limited cases to certain distributions from qualified plans.

The following distributions from Roth IRAs are free of income tax:

o rollovers from a Roth IRA to another Roth IRA;

o direct transfers from a Roth IRA to another Roth IRA;

o qualified distributions from a Roth IRA; and

o return of excess contributions or amounts recharacterized to a traditional
  IRA.

QUALIFIED DISTRIBUTIONS FROM ROTH IRAS. Qualified distributions from Roth IRAs made because of one of the following four qualifying events or reasons are not includable in income:

o you are age 59-1/2 or older; or

o you die; or

o you become disabled (special federal income tax definition); or

o your distribution is a "qualified first-time homebuyer distribution" (special federal income tax definition; $10,000 lifetime total limit for these distributions from all of your traditional and Roth IRAs).

You also have to meet a five-year aging period. A qualified distribution is any distribution made after the five-taxable-year period beginning with the first taxable year for which you made any contribution to any Roth IRA (whether or not the one from which the distribution is being made).

NONQUALIFIED DISTRIBUTIONS FROM ROTH IRAS. Nonqualified distributions from Roth IRAs are distributions that do not meet both the qualifying event and five-year aging period tests described above. If you receive such a distribution, part of it may be taxable. For purposes of determining the correct tax treatment of distributions (other than the withdrawal of excess contributions and the earnings on them), there is a set order in which contributions (including conversion contributions) and earnings are considered to be distributed from your Roth IRA. The order of distributions is as follows:

(1) Regular contributions.

(2) Conversion contributions, on a first-in-first-out basis (generally, total conversions from the earliest year first). These conversion contributions are taken into account as follows:

    (a) Taxable portion (the amount required to be included in gross income because of conversion) first, and then the

    (b) Nontaxable portion.

(3) Earnings on contributions.

Rollover contributions from other Roth IRAs are disregarded for this purpose.

To determine the taxable amount distributed, distributions and contributions are aggregated or grouped, then added together as follows:

(1) All distributions made during the year from all Roth IRAs you maintain -- with any custodian or issuer -- are added together.


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(2) All regular contributions made during and for the year (contributions made after the close of the year, but before the due date of your return) are added together. This total is added to the total undistributed regular contributions made in prior years.

(3) All conversion contributions made during the year are added together. For purposes of the ordering rules, in the case of any conversion in which the conversion distribution is made in 2009 and the conversion contribution is made in 2010, the conversion contribution is treated as contributed prior to other conversion contributions made in 2010.

Any recharacterized contributions that end up in a Roth IRA are added to the appropriate contribution group for the year that the original contribution would have been taken into account if it had been made directly to the Roth IRA.

Any recharacterized contribution that ends up in an IRA other than a Roth IRA is disregarded for the purpose of grouping both contributions and distributions. Any amount withdrawn to correct an excess contribution (including the earnings withdrawn) is also disregarded for this purpose.


REQUIRED MINIMUM DISTRIBUTIONS DURING LIFE

Lifetime required minimum distributions do not apply.


REQUIRED MINIMUM DISTRIBUTIONS AT DEATH

Same as traditional IRA under "What are the required minimum distribution payments after you die?" assuming death before the Required Beginning Date. The suspension of account-based required minimum distribution withdrawals for calendar year 2009 applies to post-death required minimum distribution withdrawals from Roth IRAs.


PAYMENTS TO A BENEFICIARY AFTER YOUR DEATH

Distributions to a beneficiary generally receive the same tax treatment as if the distribution had been made to you.


BORROWING AND LOANS ARE PROHIBITED TRANSACTIONS

Same as traditional IRA.


EXCESS CONTRIBUTIONS TO ROTH IRAS

Generally the same as traditional IRA, except that regular contributions made after age 70-1/2 are not excess contributions.

Excess rollover contributions to Roth IRAs are contributions not eligible to be rolled over (for example, until 2010, conversion contributions from a traditional IRA if your modified adjusted gross income is in excess of $100,000 in the conversion year).

You can withdraw or recharacterize any contribution to a Roth IRA before the due date (including extensions) for filing your federal income tax return for the tax year. If you do this, you must also withdraw or recharacterize any earnings attributable to the contribution.


EARLY DISTRIBUTION PENALTY TAX

Same as traditional IRA.

FEDERAL AND STATE INCOME TAX WITHHOLDING AND INFORMATION REPORTING

We must withhold federal income tax from distributions from annuity contracts. You may be able to elect out of this income tax withholding in some cases. Generally, we do not have to withhold if your distributions are not taxable. The rate of withholding will depend on the type of distribution and, in certain cases, the amount of your distribution. Any income tax withheld is a credit against your income tax liability. If you do not have sufficient income tax withheld or do not make sufficient estimated income tax payments, you may incur penalties under the estimated income tax rules.

You must file your request not to withhold in writing before the payment or distribution is made. Our processing office will provide forms for this purpose. You cannot elect out of withholding unless you provide us with your correct Taxpayer Identification Number and a United States residence address. You cannot elect out of withholding if we are sending the payment out of the United States.

You should note the following special situations:

o We might have to withhold and/or report on amounts we pay under a free look or cancellation.

o We are generally required to withhold on conversion rollovers of traditional IRAs to Roth IRAs, as it is considered a withdrawal from the traditional IRA and is taxable.

o We are required to withhold on the gross amount of a distribution from a Roth IRA to the extent it is reasonable for us to believe that a distribution is includable in your gross income. This may result in tax being withheld even though the Roth IRA distribution is ultimately not taxable. You can elect out of withholding as described below.

Special withholding rules apply to foreign recipients and United States citizens residing outside the United States. We do not discuss these rules here in detail. However we may require additional documentation in the case of payments made to non United States persons and United States persons living abroad prior to processing any requested transaction.

Certain states have indicated that state income tax withholding will also apply to payments from the contracts made to residents. Generally, an election out of federal withholding will also be considered an election out of state withholding. In some states, you may elect out of state withholding, even if federal withholding applies. If you need more information concerning a particular state or any required forms, call our processing office at the toll-free number.

FEDERAL INCOME TAX WITHHOLDING ON PERIODIC ANNUITY PAYMENTS

Federal tax rules require payers to withhold differently on "periodic" and "non-periodic" payments. Payers are to withhold from periodic annuity payments as if the payments were wages. The annuity contract owner is to specify marital status and the number of withholding exemptions claimed on an IRS Form W-4P or similar substitute election form. If the owner does not claim a different number of withholding exemptions or marital status, the payer is to withhold assuming that the owner is married and claiming three withholding exemptions.


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Based on the assumption that an annuity contract owner is married and claiming three withholding exemptions, periodic annuity payments totaling less than $19,200 in 2009 will generally be exempt from federal income tax withholding. If the owner does not provide the owner's correct Taxpayer Identification Number a payer is to withhold from periodic annuity payments as if the owner were single with no exemptions.

A contract owner's withholding election remains effective unless and until the owner revokes it. The contract owner may revoke or change a withholding election at any time.


FEDERAL INCOME TAX WITHHOLDING ON NON-PERIODIC ANNUITY PAYMENTS (WITHDRAWALS)

Non-periodic distributions include partial withdrawals, total surrenders and death benefits. Payers generally withhold federal income tax at a flat 10% rate from (i) the taxable amount in the case of nonqualified contracts, and (ii) the payment amount in the case of traditional IRAs and Roth IRAs, where it is reasonable to assume an amount is includable in gross income.

As described below, there is no election out of federal income tax withholding if the payment is an eligible rollover distribution from a qualified plan. If a non-periodic distribution from a qualified plan is not an eligible rollover distribution then election out is permitted. If there is no election out, the 10% withholding rate applies.


MANDATORY WITHHOLDING FROM QUALIFIED PLAN DISTRIBUTIONS

Unless the distribution is directly rolled over to another eligible retirement plan, eligible rollover distributions from qualified plans are subject to mandatory 20% withholding. The plan administrator is responsible for withholding from qualified plan distributions. All distributions from a qualified plan are eligible rollover distributions unless they are on the following list of exceptions:

o any distributions which are required minimum distributions after age 70-1/2 or retirement from service with the employer; or

o substantially equal periodic payments made at least annually for the life (or life expectancy) or the joint lives (or joint life expectancies) of the plan participant (and designated beneficiary); or

o substantially equal periodic payments made for a specified period of 10 years or more; or

o hardship withdrawals; or

o corrective distributions that fit specified technical tax rules; or

o loans that are treated as distributions; or

o a death benefit payment to a beneficiary who is not the plan participant's surviving spouse; or

o a qualified domestic relations order distribution to a beneficiary who is not the plan participant's current spouse or former spouse.

A death benefit payment to the plan participant's surviving spouse, or a qualified domestic relations order distribution to the plan participant's current or former spouse may be a distribution subject to mandatory 20% withholding.

SPECIAL RULES FOR CONTRACTS FUNDING QUALIFIED PLANS

The trustee is responsible for making all required notifications on tax matters to plan participants and to the IRS. See Appendix II at the end of this Prospectus.


IMPACT OF TAXES TO AXA EQUITABLE

The contracts provide that we may charge Separate Account No. 49 for taxes. We do not now, but may in the future set up reserves for such taxes.


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8. More information


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ABOUT SEPARATE ACCOUNT NO. 49
Each variable investment option is a subaccount of Separate Account No. 49. We established Separate Account No. 49 in 1996 under special provisions of the New York Insurance Law. These provisions prevent creditors from any other business we conduct from reaching the assets we hold in our variable investment options for owners of our variable annuity contracts. We are the legal owner of all of the assets in Separate Account No. 49 and may withdraw any amounts that exceed our reserves and other liabilities with respect to variable investment options under our contracts. For example, we may withdraw amounts from Separate Account No. 49 that represent our investments in Separate Account No. 49 or that represent fees and charges under the contracts that we have earned. Also, we may, at our sole discretion, invest Separate Account No. 49 assets in any investment permitted by applicable law. The results of the Separate Account's operations are accounted for without regard to AXA Equitable's other operations. The amount of some of our obligations under the contracts is based on the assets in Separate Account No. 49. However, the obligations themselves are obligations of AXA Equitable.

Separate Account No. 49 is registered under the Investment Company Act of 1940 and is registered and classified under that act as a "unit investment trust." The SEC, however, does not manage or supervise AXA Equitable or Separate Account No. 49. Although Separate Account No. 49 is registered, the SEC does not monitor the activity of Separate Account No. 49 on a daily basis. AXA Equitable is not required to register, and is not registered, as an investment company under the Investment Company Act of 1940.

Each subaccount (variable investment option) within Separate Account No. 49 invests solely in class IB/B shares issued by the corresponding Portfolio of its Trust.

We reserve the right subject to compliance with laws that apply:

(1) to add variable investment options to, or to remove variable investment options from Separate Account No. 49 or to add other separate accounts;

(2) to combine any two or more variable investment options;

(3) to transfer the assets we determine to be the shares of the class of contracts to which the contracts belong from any variable investment option to another variable investment option;

(4) to operate Separate Account No. 49 or any variable investment option as a management investment company under the Investment Company Act of 1940 (in which case, charges and expenses that otherwise would be assessed against an underlying mutual fund would be assessed against Separate Account No. 49 or a variable investment option directly);

(5) to deregister Separate Account No. 49 under the Investment Company Act of 1940;

(6) to restrict or eliminate any voting rights as to Separate Account No. 49;
    and

(7) to cause one or more variable investment options to invest some or all of their assets in one or more other trusts or investment companies.

If the exercise of these rights results in a material change in the underlying investment of Separate Account No. 49, you will be notified of such exercise, as required by law.

Any change in the contract must be in writing and made by our authorized officer. We will provide notice of any contract change.


ABOUT THE TRUSTS

The Trusts are registered under the Investment Company Act of 1940. They are classified as "open-end management investment companies," more commonly called mutual funds. Each Trust issues different shares relating to each Portfolio.

The Trusts do not impose sales charges or "loads" for buying and selling their shares. All dividends and other distributions on the Trusts' shares are reinvested in full. The Board of Trustees of each Trust may establish additional Portfolios or eliminate existing Portfolios at any time. More detailed information about each Trust, its Portfolio investment objectives, policies, restrictions, risks, expenses, its Rule 12b-1 Plan, and other aspects of its operations, appears in the prospectuses for each Trust, which generally accompany this Prospectus, or in their respective SAIs which are available upon request.


ABOUT THE GENERAL ACCOUNT

Our general obligations and any guaranteed benefits under the contract are supported by AXA Equitable's general account and are subject to AXA Equitable's claims paying ability. For more information about AXA Equitable's financial strength, you may review its financial statements and/or check its current rating with one or more of the independent sources that rate insurance companies for their financial strength and stability. Such ratings are subject to change and have no bearing on the performance of the variable investment options. You may also speak with your financial representative.

The general account is subject to regulation and supervision by the Insurance Department of the State of New York and to the insurance laws and regulations of all jurisdictions where we are authorized to do business. Interests under the contract in the general account have not been registered and are not required to be registered under the Securities Act of 1933 because of exemptions and exclusionary provisions that apply. The general account is not required to register as an investment company under the Investment Company Act of 1940 and it is not registered as an investment company under the Investment Company Act of 1940. The contract is a "covered security" under the federal securities laws.


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We have been advised that the staff of the SEC has not reviewed the portions of this Prospectus that relate to the general account. The disclosure with regard to the general account, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.


ABOUT OTHER METHODS OF PAYMENT


WIRE TRANSMITTALS AND ELECTRONIC APPLICATIONS

We accept initial and subsequent contributions sent by wire to our processing office by agreement with certain broker-dealers. Such transmittals must be accompanied by information we require to allocate your contribution. Wire orders not accompanied by complete information may be retained as described under "How you can make your contributions" under "Contract features and benefits" earlier in this Prospectus.

Even if we accept the wire order and essential information, a contract generally will not be issued until we receive and accept a properly completed application. In certain cases we may issue a contract based on information provided through certain broker-dealers with which we have established electronic facilities. In any such cases, you must sign our Acknowledgement of Receipt form.

Where we require a signed application, the above procedures do not apply and no financial transactions will be permitted until we receive the signed application and have issued the contract. Where we issue a contract based on information provided through electronic facilities, we require an Acknowledgement of Receipt form, and financial transactions are only permitted if you request them in writing, sign the request and have it signature guaranteed, until we receive the signed Acknowledgement of Receipt form. After your contract has been issued, additional contributions may be transmitted by wire.

In general, the transaction date for electronic transmissions is the date on which we receive at our regular processing office all required information and the funds due for your contribution. We may also establish same-day electronic processing facilities with a broker-dealer that has undertaken to pay contribution amounts on behalf of its customers. In such cases, the transaction date for properly processed orders is the business day on which the broker-dealer inputs all required information into its electronic processing system. You can contact us to find out more about such arrangements.

After your contract has been issued, additional contributions may be transmitted by wire.


DATES AND PRICES AT WHICH CONTRACT
EVENTS OCCUR

We describe below the general rules for when, and at what prices, events under your contract will occur. Other portions of this Prospectus describe circumstances that may cause exceptions. We generally do not repeat those exceptions below.


BUSINESS DAY

Our "business day" is generally any day the New York Stock Exchange ("NYSE") is open for regular trading and generally ends at 4:00 p.m. Eastern Time (or as of an earlier close of regular trading). A business day does not include a day on which we are not open due to emergency conditions determined by the Securities and Exchange Commission. We may also close early due to such emergency conditions. Contributions will be applied and any other transaction requests will be processed when they are received along with all the required information unless another date applies as indicated below.

o If your contribution, transfer or any other transaction request containing all the required information reaches us on any of the following, we will use the next business day:

         - on a non-business day;
         - after 4:00 p.m. Eastern Time on a business day; or
         - after an early close of regular trading on the NYSE on a business day.

o If your transaction is set to occur on the same day of the month as the contract date and that date is the 29th, 30th or 31st of the month, then the transaction will occur on the 1st day of the next month.

o When a charge is to be deducted on a contract date anniversary that is a non-business day, we will deduct the charge on the next business day.

o If we have entered into an agreement with your broker-dealer for automated processing of contributions upon receipt of customer order, your contribution will be considered received at the time your broker-dealer receives your contribution and all information needed to process your application, along with any required documents. Your broker-dealer will then transmit your order to us in accordance with our processing procedures. However, in such cases, your broker-dealer is considered a processing office for the purpose of receiving the contribution. Such arrangements may apply to initial contributions, subsequent contributions, or both, and may be commenced or terminated at any time without prior notice. If required by law, the "closing time" for such orders will be earlier than 4:00 p.m., Eastern Time.


CONTRIBUTIONS AND TRANSFERS

o Contributions allocated to the variable investment options are invested at the unit value next determined after the receipt of the contribution.

o Contributions allocated to the guaranteed interest option will receive the crediting rate in effect on that business day for the specified time period.

o Initial contributions allocated to the account for special dollar cost averaging receive the interest rate in effect on that business day. At certain times, we may offer the opportunity to lock in the interest rate for an initial contribution to be received under Section 1035 exchanges and trustee to trustee transfers. Your financial professional can provide information, or you can call our processing office.

o Transfers to or from variable investment options will be made at the unit value next determined after receipt of the transfer request.

o Transfers to the guaranteed interest option will receive the crediting rate in effect on that business day for the specified time period.


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o For the interest sweep option, the first monthly transfer will occur on the last business day of the month following the month that we receive your election form at our processing office.


ABOUT YOUR VOTING RIGHTS

As the owner of the shares of the Trusts we have the right to vote on certain matters involving the Portfolios, such as:

o the election of trustees;

o the formal approval of independent public accounting firms selected for each Trust;

o any other matters described in the prospectuses for the Trusts or requiring a shareholders' vote under the Investment Company Act of 1940.

We will give contract owners the opportunity to instruct us how to vote the number of shares attributable to their contracts if a shareholder vote is taken. If we do not receive instructions in time from all contract owners, we will vote the shares of a Portfolio for which no instructions have been received in the same proportion as we vote shares of that Portfolio for which we have received instructions. We will also vote any shares that we are entitled to vote directly because of amounts we have in a Portfolio in the same proportions that contract owners vote.

The Trusts sell their shares to AXA Equitable separate accounts in connection with AXA Equitable's variable annuity and/or life insurance products, and to separate accounts of insurance companies, both affiliated and unaffiliated with AXA Equitable. AXA Premier VIP Trust and EQ Advisors Trust also sell their shares to the trustee of a qualified plan for AXA Equitable. We currently do not foresee any disadvantages to our contract owners arising out of these arrangements. However, the Board of Trustee or Directors of each Trust intends to monitor events to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in response. If we believe that a Board's response insufficiently protects our contract owners, we will see to it that appropriate action is taken to do so.


SEPARATE ACCOUNT NO. 49 VOTING RIGHTS

If actions relating to the Separate Account require contract owner approval, contract owners will be entitled to one vote for each unit they have in the variable investment options. Each contract owner who has elected a variable annuity payout option may cast the number of votes equal to the dollar amount of reserves we are holding for that annuity in a variable investment option divided by the annuity unit value for that option. We will cast votes attributable to any amounts we have in the variable investment options in the same proportion as votes cast by contract owners.


CHANGES IN APPLICABLE LAW

The voting rights we describe in this Prospectus are created under applicable federal securities laws. To the extent that those laws or the regulations published under those laws eliminate the necessity to submit matters for approval by persons having voting rights in separate accounts of insurance companies, we reserve the right to proceed in accordance with those laws or regulations.


STATUTORY COMPLIANCE

We have the right to change your contract without the consent of any other person in order to comply with any laws and regulations that apply, including but not limited to changes in the Internal Revenue Code, in Treasury Regulations or in published rulings of the Internal Revenue Service and in Department of Labor regulations.

Any change in your contract must be in writing and made by an authorized officer of AXA Equitable. We will provide notice of any contract change.

The benefits under your contract will not be less than the minimum benefits required by any state law that applies.


ABOUT LEGAL PROCEEDINGS

AXA Equitable and its affiliates are parties to various legal proceedings. In our view, none of these proceedings would be considered material with respect to a contract owner's interest in Separate Account No. 49, nor would any of these proceedings be likely to have a material adverse effect upon the Separate Account, our ability to meet our obligations under the contracts, or distribution of the contracts.


FINANCIAL STATEMENTS

The financial statements of Separate Account No. 49, as well as the consolidated financial statements of AXA Equitable, are in the SAI. The financial statements of AXA Equitable have relevance to the contracts only to the extent that they bear upon the ability of AXA Equitable to meet its obligations under the contracts. The SAI is available free of charge. You may request one by writing to our processing office or calling 1-800-789-7771.


TRANSFERS OF OWNERSHIP, COLLATERAL ASSIGNMENTS, LOANS AND BORROWING

You can transfer ownership of an NQ contract at any time before annuity payments begin. We will continue to treat you as the owner until we receive written notification of any change at our processing office.

If the Guaranteed minimum death benefit, Guaranteed minimum income benefit, the Earnings enhancement benefit and/or the Guaranteed withdrawal benefit for life ("Benefit") is in effect, generally the Benefit will automatically terminate if you change ownership of the contract. The Benefit will not terminate if the ownership of the contract is transferred from a non-natural owner to an individual but the contract will continue to be based on the annuitant's life. The Benefit will also not terminate if you transfer your individually-owned contract to a trust held for your (or your and your immediate family's) benefit; the Benefit will continue to be based on your life. If you were not the annuitant under the individually-owned contract, you will become the annuitant under the new contract. Please speak with your financial professional for further information.

See Appendix VI later in this Prospectus for any state variations with regard to terminating any benefits under your contract.

You cannot assign or transfer ownership of a traditional IRA, Roth IRA or QP contract except by surrender to us. If your individual retirement


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annuity contract is held in your custodial individual retirement account, you may only assign or transfer ownership of such an IRA contract to yourself. Loans are not available and you cannot assign a traditional IRA, Roth IRA or QP contracts as security for a loan or other obligation.

For limited transfers of ownership after the owner's death see "Beneficiary continuation option" in "Payment of death benefit" earlier in this Prospectus. You may direct the transfer of the values under your traditional IRA, Roth IRA or QP contract to another similar arrangement under federal income tax rules. In the case of such a transfer, which involves a surrender of your contract, we will impose a withdrawal charge, if one applies.

Loans are not available under your NQ contract.

In certain circumstances, you may collaterally assign all or a portion of the value of your NQ contract as security for a loan with a third party lender. The terms of the assignment are subject to our approval. The amount of the assignment may never exceed your account value on the day prior to the date we receive all necessary paperwork to effect the assignment. Only one assignment per contract is permitted, and any such assignment must be made prior to the first contract date anniversary. You must indicate that you have not purchased, and will not purchase, any other AXA Equitable (or affiliate's) NQ deferred annuity contract in the same calendar year that you purchase the contract.

A collateral assignment does not terminate your benefits under the contract. However, all withdrawals, distributions and benefit payments, as well as the exercise of any benefits, are subject to the assignee's prior approval and payment directions. We will follow such directions until AXA Equitable receives written notification satisfactory to us that the assignment has been terminated. If the owner or beneficiary fails to provide timely notification of the termination, it is possible that we could pay the assignee more than the amount of the assignment, or continue paying the assignee pursuant to existing directions after the collateral assignment has in fact been terminated. Our payment of any death benefit to the beneficiary will also be subject to the terms of the assignment until we receive written notification satisfactory to us that the assignment has been terminated.

In some cases, an assignment or change of ownership may have adverse tax consequences. See "Tax information" earlier in this Prospectus.


ABOUT CUSTODIAL IRAS

For certain custodial IRA accounts, after your contract has been issued, we may accept transfer instructions by telephone, mail, facsimile or electronically from a broker-dealer, provided that we or your broker-dealer have your written authorization to do so on file. Accordingly, AXA Equitable will rely on the stated identity of the person placing instructions as authorized to do so on your behalf. AXA Equitable will not be liable for any claim, loss, liability or expenses that may arise out of such instructions. AXA Equitable will continue to rely on this authorization until it receives your written notification at its processing office that you have withdrawn this authorization. AXA Equitable may change or terminate telephone or electronic or overnight mail transfer procedures at any time without prior written notice and restrict facsimile, internet, telephone and other electronic transfer services because of disruptive transfer activity.


DISTRIBUTION OF THE CONTRACTS

The contracts are distributed by both AXA Advisors, LLC ("AXA Advisors") and AXA Distributors, LLC ("AXA Distributors") (together, the "Distributors"). The Distributors serve as principal underwriters of Separate Account No. 49. The offering of the contracts is intended to be continuous.

AXA Advisors is an affiliate of AXA Equitable, and AXA Distributors is an indirect wholly owned subsidiary of AXA Equitable. The Distributors are under the common control of AXA Financial, Inc. Their principal business address is 1290 Avenue of the Americas, New York, NY 10104. The Distributors are registered with the SEC as broker-dealers and are members of the Financial Industry Regulatory Authority, Inc. ("FINRA"). Both broker-dealers also act as distributors for other AXA Equitable life and annuity products.

The contracts are sold by financial professionals of AXA Advisors and its affiliates. The contracts are also sold by financial professionals of both affiliated and unaffiliated broker-dealers that have entered into selling agreements with the Distributors ("Selling broker-dealers").

AXA Equitable pays compensation to both Distributors based on contracts sold.

Compensation paid to AXA Advisors is based on contributions made on the contracts sold through AXA Advisors ("contribution-based compensation") and will generally not exceed 8.50% of total contributions. AXA Advisors, in turn, may pay a portion of the contribution-based compensation received from AXA Equitable on the sale of a contract to the AXA Advisors financial professional and/or Selling broker-dealer making the sale. In some instances, a financial professional or Selling broker-dealer may elect to receive reduced contribution-based compensation on a contract in combination with ongoing annual compensation of up to 1.20% of the account value of the contract sold ("asset-based compensation"). Total compensation paid to a financial professional or a Selling broker-dealer electing to receive both contribution-based and asset-based compensation could over time exceed the total compensation that would otherwise be paid on the basis of contributions alone. The contribution-based and asset-based compensation paid by AXA Advisors varies among financial professionals and among Selling broker-dealers.

Contribution-based compensation paid by AXA Equitable to AXA Distributors on sales of AXA Equitable contracts by its Selling broker-dealers will generally not exceed 6.50% of the total contributions made under the contracts. AXA Distributors, in turn, pays the contribution-based compensation it receives on the sale of a contract to the Selling broker-dealer making the sale. In some instances, the Selling broker-dealer may elect to receive reduced contribution-based compensation on the sale of a contract in combination with annual asset-based compensation of up to 1.25% of contract account value. If a Selling broker-dealer elects to receive reduced contribution-based compensation on a contract, the contribution-based compensation which AXA Equitable pays to AXA Distributors will be reduced by the same amount and AXA Equitable will pay AXA Distributors asset-based compensation on the contract equal to the asset-based


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compensation which AXA Distributors pays to the Selling broker-dealer. Total compensation paid to a Selling broker-dealer electing to receive both contribution-based and asset-based compensation could over time exceed the total compensation that would otherwise be paid on the basis of contributions alone. The contribution-based and asset-based compensation paid by AXA Distributors varies among Selling broker-dealers. AXA Distributors also receives compensation and reimbursement for its marketing services under the terms of its distribution agreement with AXA Equitable.

The Distributors may pay certain affiliated and/or unaffiliated Selling broker-dealers and other financial intermediaries additional compensation in recognition of certain expenses that may be incurred by them or on their behalf. The Distributors may also pay certain broker-dealers or other financial intermediaries additional compensation for enhanced marketing opportunities and other services (commonly referred to as "marketing allowances"). Services for which such payments are made may include, but are not limited to, the preferred placement of AXA Equitable and/or Accumulator(R) Elite(SM) on a company and/or product list; sales personnel training; product training; business reporting; technological support; due diligence and related costs; advertising, marketing and related services; conferences; and/or other support services, including some that may benefit the contract owner. Payments may be based on the amount of assets or purchase payments attributable to contracts sold through a Selling broker-dealer or such payments may be a fixed amount. The Distributors may also make fixed payments to Selling broker-dealers in connection with the initiation of a new relationship or the introduction of a new product. These payments may serve as an incentive for Selling broker-dealers to promote the sale of particular products. Additionally, as an incentive for financial professionals of Selling broker-dealers to promote the sale of AXA Equitable products, the Distributors may increase the sales compensation paid to the Selling broker-dealer for a period of time (commonly referred to as "compensation enhancements"). Marketing allowances and sales incentives are made out of the Distributors' assets. Not all Selling broker-dealers receive these kinds of payments. For more information about any such arrangements, ask your financial professional.

The Distributors receive 12b-1 fees from certain portfolios for providing certain distribution and/or shareholder support services. The Distributors or their affiliates may also receive payments from the advisers of the portfolios or their affiliates to help defray expenses for sales meetings or seminar sponsorships that may relate to the contracts and/or the advisers' respective portfolios.

In an effort to promote the sale of our products, AXA Advisors may provide its financial professionals and managerial personnel with a higher percentage of sales commissions and/or cash compensation for the sale of an affiliated variable product than it would the sale of an unaffiliated product. Such practice is known as providing "differential compensation." In addition, managerial personnel may receive expense reimbursements, marketing allowances and commission-based payments known as "overrides." Certain components of the compensation of financial professionals who are managers are based on the sale of affiliated variable products. Managers earn higher compensation (and credits toward awards and bonuses) if those they manage sell more affiliated variable product. AXA Advisors may provide other forms of compensation to its financial professionals, including health and retirement benefits. For tax reasons, AXA Advisors financial professionals qualify for health and retirement benefits based solely on their sales of our affiliated products.

These payments and differential compensation (together, the "payments") can vary in amount based on the applicable product and/or entity or individual involved. As with any incentive, such payments may cause the financial professional to show preference in recommending the purchase or sale of AXA Equitable products. However, under applicable rules of the FINRA, AXA Advisors may only recommend to you products that they reasonably believe are suitable for you based on facts that you have disclosed as to your other security holdings, financial situation and needs. In making any recommendation, financial professionals of AXA Advisors may nonetheless face conflicts of interest because of the differences in compensation from one product category to another, and because of differences in compensation between products in the same category.

In addition, AXA Advisors may offer sales incentive programs to financial professionals who meet specified production levels for the sale of both affiliated and unaffiliated products which provide non-cash compensation such as stock options awards and/or stock appreciation rights, expense-paid trips, expense-paid educational seminars and merchandise.

Although AXA Equitable takes all of its costs into account in establishing the level of fees and expenses in its products, any contribution-based and asset-based compensation paid by AXA Equitable to the Distributors will not result in any separate charge to you under your contract. All payments made will be in compliance with all applicable FINRA rules and other laws and regulations.


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Appendix I: Condensed financial information

--------------------------------------------------------------------------------

The unit values and number of units outstanding shown below are for contracts offered under Separate Account No. 49 with the same daily asset charges of 1.65%.



        UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE
                              OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2008.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  For the years ending
                                                                                                      December 31,
                                                                                ----------------------------------------------------
                                                                                               2008        2007        2006
------------------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Common Stock
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $  7.70    $  13.93     $ 13.69
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                         7,635       7,057       7,207
------------------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Intermediate Government Securities
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $ 10.94    $  10.74     $ 10.22
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                         5,624       2,177       1,691
------------------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein International
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $  9.54    $  19.68     $ 17.91
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                        12,678      12,529       7,675
------------------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Small Cap Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $  8.85    $  16.27     $ 14.18
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                         4,155       3,846       2,926
------------------------------------------------------------------------------------------------------------------------------------
 EQ/BlackRock Basic Value Equity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $  8.88    $  14.23     $ 14.30
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                         8,195       7,001       5,785
------------------------------------------------------------------------------------------------------------------------------------
 EQ/BlackRock International Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $ 10.87    $  19.38     $ 17.89
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                         8,942       9,184       7,223
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Boston Advisors Equity Income
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $  4.49    $   6.74     $  6.61
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                         6,763       5,771       4,814
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Calvert Socially Responsible
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $  7.03    $  13.04     $ 11.83
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                           994         982         894
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Capital Guardian Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $  7.17    $  12.24     $ 11.80
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                        10,512       9,279       6,225
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Capital Guardian Research
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $  7.97    $  13.44     $ 13.44
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                        15,308      17,200       6,674
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Davis New York Venture
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $  6.61    $  11.06     $ 10.84
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                        12,038       7,823       1,788
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Equity 500 Index
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $  8.63    $  14.00     $ 13.56
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                        13,591      11,756       9,866
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Evergreen Omega
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $  9.34    $  13.11     $ 11.98
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                         2,848       2,691       1,979
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Franklin Small Cap Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $  6.36    $   9.71     $ 10.81
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                         3,589       2,069         384
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                                            For the years ending December 31,
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                2005        2004        2003
------------------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Common Stock
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 12.58     $ 12.26     $ 10.92
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                          5,402       2,957         158
------------------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Intermediate Government Securities
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 10.07     $ 10.12     $ 10.09
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                          1,398         905          69
------------------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein International
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 14.74     $ 13.00     $ 11.19
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                          3,716       1,270          66
------------------------------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Small Cap Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 13.22     $ 12.06     $ 10.75
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                          1,783         913          81
------------------------------------------------------------------------------------------------------------------------------------
 EQ/BlackRock Basic Value Equity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 12.02     $ 11.87     $ 10.92
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                          4,888       3,020         210
------------------------------------------------------------------------------------------------------------------------------------
 EQ/BlackRock International Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 14.47     $ 13.27     $ 11.09
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                          4,026       1,161          30
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Boston Advisors Equity Income
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $  5.80     $  5.55          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                          3,177         208          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Calvert Socially Responsible
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 11.43     $ 10.68     $ 10.49
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                            571         194           5
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Capital Guardian Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 11.17     $ 10.80     $ 10.41
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                          2,419         273          15
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Capital Guardian Research
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 12.20     $ 11.69     $ 10.72
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                          4,879       2,900          86
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Davis New York Venture
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Equity 500 Index
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 11.98     $ 11.67     $ 10.76
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                          7,495       4,181         204
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Evergreen Omega
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 11.50     $ 11.25     $ 10.69
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                          1,528       1,146         126
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Franklin Small Cap Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --          --
------------------------------------------------------------------------------------------------------------------------------------


A-1 Appendix I: Condensed financial information

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
       UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE
                       OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2008. (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                            For the years ending December 31,
------------------------------------------------------------------------------------------------------------------------------------
                                                                                               2008       2007        2006
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Franklin Templeton Founding Strategy
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $  5.90    $  9.50          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                        73,834     36,003          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/International Core PLUS
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $ 10.36    $ 19.11    $  16.87
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                        12,557     12,092      11,624
------------------------------------------------------------------------------------------------------------------------------------
 EQ/International Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $  9.52    $ 16.21    $  14.18
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                         4,806      3,860       1,674
------------------------------------------------------------------------------------------------------------------------------------
 EQ/JPMorgan Core Bond
  Unit value                                                                                $  9.76    $ 10.89    $  10.74
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                        13,286     14,134      11,680
------------------------------------------------------------------------------------------------------------------------------------
 EQ/JPMorgan Value Opportunities
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $  8.33    $ 14.06    $  14.47
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                         2,028      2,094       1,769
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Large Cap Core PLUS
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $  8.53    $ 13.85    $  13.56
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                         1,341      1,364       1,455
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Large Cap Growth Index
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $  8.57    $ 13.66    $  12.19
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                         4,045      3,311       2,506
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Large Cap Growth PLUS
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $  8.90    $ 14.66    $  12.89
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                         2,429      2,960       1,215
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Large Cap Value Index
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $  4.40    $ 10.34    $  11.17
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                         6,687      7,005       5,957
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Large Cap Value PLUS
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $  7.90    $ 14.17    $  15.10
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                        17,618     19,894      14,100
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Lord Abbett Growth and Income
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $  7.74    $ 12.41    $  12.19
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                         3,958      3,773       3,163
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Lord Abbett Large Cap Core
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $  8.63    $ 12.71    $  11.68
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                         2,823      1,698       1,248
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Mid Cap Index
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $  7.86    $ 15.77    $  14.84
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                        10,589     10,337       8,706
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Mid Cap Value PLUS
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $  8.92    $ 15.00    $  15.51
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                         5,726      6,668       6,490
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Money Market
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $ 10.59    $ 10.55    $  10.24
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                        26,885      8,854       4,632
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Oppenheimer Global
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $  6.71    $ 11.52    $  11.08
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                         4,013      2,779         367
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Oppenheimer Main Street Opportunity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $  6.68    $ 11.11    $  10.92
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                           969        743         133
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                                            For the years ending December 31,
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                2005        2004        2003
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Franklin Templeton Founding Strategy
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/International Core PLUS
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 14.38     $ 12.48     $ 11.17
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                          7,243       3,564         178
------------------------------------------------------------------------------------------------------------------------------------
 EQ/International Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 11.48          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                            373          --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/JPMorgan Core Bond
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 10.50     $ 10.44     $ 10.20
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                          7,995       3,501         284
------------------------------------------------------------------------------------------------------------------------------------
 EQ/JPMorgan Value Opportunities
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 12.22     $ 11.96     $ 10.97
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                          1,018         473          42
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Large Cap Core PLUS
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 12.21     $ 11.58     $ 10.57
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                          1,271         643          69
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Large Cap Growth Index
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 12.46     $ 11.02     $ 10.34
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                          1,386         595          44
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Large Cap Growth PLUS
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 12.16     $ 11.34     $ 10.24
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                            705         369          29
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Large Cap Value Index
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 10.63          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                            563          --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Large Cap Value PLUS
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 12.65     $ 12.20     $ 10.93
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                          9,522       5,080         310
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Lord Abbett Growth and Income
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 10.58          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                            874          --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Lord Abbett Large Cap Core
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 10.54          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                            527          --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Mid Cap Index
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 13.53     $ 12.93     $ 11.33
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                          5,920       3,260         291
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Mid Cap Value PLUS
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 14.02     $ 12.80     $ 11.04
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                          4,526       2,213         149
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Money Market
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $  9.97     $  9.87     $  9.96
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                          2,041       1,005          42
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Oppenheimer Global
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Oppenheimer Main Street Opportunity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --          --
------------------------------------------------------------------------------------------------------------------------------------


                                 Appendix I: Condensed financial information A-2


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
        UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE
                        OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2008. (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                           For the years ending December 31,
------------------------------------------------------------------------------------------------------------------------------------
                                                                                               2008        2007        2006
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Oppenheimer Main Street Small Cap
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $  6.50    $  10.71     $ 11.09
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                         2,314       1,662         182
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Quality Bond PLUS
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $ 10.07    $  10.96     $ 10.66
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                         4,558       4,138       3,340
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Small Company Index
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $  9.21    $  14.21     $ 14.72
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                         4,820       4,773       4,061
------------------------------------------------------------------------------------------------------------------------------------
 EQ/T.Rowe Price Growth Stock
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $  9.36    $  16.46     $ 15.61
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                         3,779       3,120         907
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Templeton Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $  6.28    $  10.79     $ 10.75
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                         9,057      10,518       2,001
------------------------------------------------------------------------------------------------------------------------------------
 EQ/UBS Growth and Income
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $  3.58    $   6.07     $  6.10
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                         3,308       3,079       2,346
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Van Kampen Comstock
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $  7.05    $  11.38     $ 11.86
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                        10,821       9,921       7,856
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Van Kampen Mid Cap Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $  8.28    $  15.97     $ 13.27
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                         6,915       5,059       2,350
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Aggressive Equity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $  7.43    $  14.17     $ 12.93
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                         1,350       1,191         976
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Core Bond
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $ 11.17    $  11.08     $ 10.61
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                        11,031       6,566       5,315
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager International Equity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $ 10.46    $  20.15     $ 18.23
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                         7,867       7,136       5,220
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Large Cap Core Equity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $  8.22    $  13.82     $ 13.38
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                         1,797       1,624       1,487
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Large Cap Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $  6.71    $  12.49     $ 11.42
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                         3,987       3,875       3,137
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Large Cap Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $  9.65    $  15.69     $ 15.40
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                         6,951       6,335       5,165
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Mid Cap Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $  8.12    $  14.63     $ 13.30
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                         4,317       3,883       3,570
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Mid Cap Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $  9.20    $  14.60     $ 14.83
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                         4,175       4,025       3,627
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Small Cap Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $  4.98    $   8.75     $  8.58
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                         6,845       6,231       3,530
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                                          For the years ending December 31,
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                2005        2004        2003
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Oppenheimer Main Street Small Cap
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Quality Bond PLUS
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 10.44     $ 10.40     $ 10.20
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                          2,303       1,119          95
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Small Company Index
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 12.72     $ 12.40     $ 10.71
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                          2,210       1,215          79
------------------------------------------------------------------------------------------------------------------------------------
 EQ/T.Rowe Price Growth Stock
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 16.53     $ 16.17          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                            526          22          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Templeton Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                             --          --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/UBS Growth and Income
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $  5.43     $  5.07          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                            952          71          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Van Kampen Comstock
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 10.41          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                          2,852          --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Van Kampen Mid Cap Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 12.35          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                            533          --          --
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Aggressive Equity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 12.51     $ 11.75     $ 10.66
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                            442         210          15
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Core Bond
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 10.39     $ 10.38     $ 10.16
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                          4,566       2,210         301
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager International Equity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 14.79     $ 13.02     $ 11.23
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                          2,536       1,127          65
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Large Cap Core Equity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 11.98     $ 11.41     $ 10.58
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                          1,016         456          20
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Large Cap Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 11.59     $ 10.97     $ 10.45
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                          2,204       1,141          59
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Large Cap Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 13.12     $ 12.46     $ 11.07
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                          3,109       1,455          59
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Mid Cap Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 12.33     $ 11.57     $ 10.53
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                          2,515       1,381          97
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Mid Cap Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 13.15     $ 12.45     $ 10.99
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                          2,566       1,506         103
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Small Cap Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $  7.91     $  7.49          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                          1,416          31          --
------------------------------------------------------------------------------------------------------------------------------------


A-3 Appendix I: Condensed financial information


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
        UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE
                        OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2008. (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                           For the years ending December 31,
------------------------------------------------------------------------------------------------------------------------------------
                                                                                               2008        2007        2006
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Small Cap Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $  8.02     $ 13.12     $ 14.80
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                         6,403       7,224       7,719
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Technology
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $  7.44     $ 14.29     $ 12.29
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                         4,301       3,743       2,164
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                                            For the years ending December 31,
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                2005        2004        2003
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Small Cap Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 12.96     $ 12.59     $ 10.93
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                          5,307       2,979         191
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Technology
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 11.65     $ 10.64     $ 10.31
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                                          1,431         675          35
------------------------------------------------------------------------------------------------------------------------------------


                                 Appendix I: Condensed financial information A-4


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Appendix II: Purchase considerations for QP contracts

--------------------------------------------------------------------------------

Trustees who are considering the purchase of an Accumulator(R) Elite(SM) QP contract should discuss with their tax advisers whether this is an appropriate investment vehicle for the employer's plan. Trustees should consider whether the plan provisions permit the investment of plan assets in the QP contract, the distribution of such an annuity, the purchase of the Guaranteed minimum income benefit and other guaranteed benefits, and the payment of death benefits in accordance with the requirements of the federal income tax rules. The QP contract and this Prospectus should be reviewed in full, and the following factors, among others, should be noted. Assuming continued plan qualification and operation, earnings on qualified plan assets will accumulate value on a tax-deferred basis even if the plan is not funded by the Accumulator(R) Elite(SM) QP contract or another annuity contract. Therefore, you should purchase an Accumulator(R) Elite(SM) QP contract to fund a plan for the contract's features and benefits other than tax deferral, after considering the relative costs and benefits of annuity contracts and other types of arrangements and funding vehicles.

This QP contract accepts only transfer contributions from other investments within an existing qualified plan trust. We will not accept ongoing payroll contributions or contributions directly from the employer. For 401(k) plans, no employee after-tax contributions are accepted. A "designated Roth contribution account" is not available in the QP contract. Checks written on accounts held in the name of the employer instead of the plan or the trustee will not be accepted. Only one additional transfer contribution may be made per contract year. The maximum aggregate contributions for any contract year is 100% of first-year contributions. If amounts attributable to an excess or mistaken contribution must be withdrawn, either or both of the following may apply: (1) withdrawal charges; or (2) benefit base adjustments to an optional benefit. If in a defined benefit plan the plan's actuary determines that an overfunding in the QP contract has occurred, then any transfers of plan assets out of the QP contract may also result in withdrawal charges or benefit base adjustments on the amount being transferred.

In order to purchase the QP contract for a defined benefit plan, the plan's actuary will be required to determine a current dollar value of each plan participant's accrued benefit so that individual contracts may be established for each plan participant. We do not permit defined contribution or defined benefit plans to pool plan assets attributable to the accrued benefits of multiple plan participants.

For defined benefit plans, the maximum percentage of actuarial value of the plan participant's normal retirement benefit that can be funded by a QP contract is 80%. The account value under a QP contract may at any time be more or less than the lump sum actuarial equivalent of the accrued benefit for a defined benefit plan participant. AXA Equitable does not guarantee that the account value under a QP contract will at any time equal the actuarial value of 80% of a participant/employee's accrued benefit.

AXA Equitable will not perform or provide any plan recordkeeping services with respect to the QP contracts. The plan's administrator will be solely responsible for performing or providing for all such services. There is no loan feature offered under the QP contracts, so if the plan provides for loans and a participant takes a loan from the plan, other plan assets must be used as the source of the loan and any loan repayments must be credited to other investment vehicles and/or accounts available under the plan.

Given that required minimum distributions must generally commence from the plan for annuitants after age 70-1/2, trustees should consider:

o whether required minimum distributions under QP contracts would cause withdrawals in excess of 4% of the Guaranteed minimum income benefit Roll-Up benefit base;

o provisions in the Treasury Regulations on required minimum distributions require that the actuarial present value of additional annuity contract benefits be added to the dollar amount credited for purposes of calculating required minimum distributions. This could increase the amounts required to be distributed; and

o if the Guaranteed minimum income benefit is automatically exercised as a result of the no lapse guarantee, payments will be made to the trustee.

Finally, because the method of purchasing the QP contract, including the large initial contribution and the features of the QP contract may appeal more to plan participants/employees who are older and tend to be highly paid, and because certain features of the QP contract are available only to plan participants/employees who meet certain minimum and/or maximum age requirements, plan trustees should discuss with their advisers whether the purchase of the QP contract would cause the plan to engage in prohibited discrimination in contributions, benefits or otherwise.


B-1 Appendix II: Purchase considerations for QP contracts


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Appendix III: Enhanced death benefit example

--------------------------------------------------------------------------------

The death benefit under the contracts is equal to the account value or, if greater, the enhanced death benefit, if elected.

The following illustrates the enhanced death benefit calculation. Assuming $100,000 is allocated to the variable investment options (with no allocation to the EQ/Money Market or the guaranteed interest option), no additional contributions, no transfers and no withdrawals, the enhanced death benefit for an owner age 45 would be calculated as follows:

----------------------------------------------------------------------------------------------------
                                                  4% Roll-Up to       Annual Ratchet to age 80
  End of Contract Year       Account Value   age 80 benefit base          benefit base
----------------------------------------------------------------------------------------------------
            1                 $102,000           $  104,000(4)            $  102,000(1)
----------------------------------------------------------------------------------------------------
            2                 $112,200           $  108,160(3)            $  112,200(1)
----------------------------------------------------------------------------------------------------
            3                 $125,264           $  112,486(3)            $  125,264(1)
----------------------------------------------------------------------------------------------------
            4                 $100,531           $  116,986(3)            $  125,264(2)
----------------------------------------------------------------------------------------------------
            5                 $110,584           $  121,665(3)            $  125,264(2)
----------------------------------------------------------------------------------------------------
            6                 $123,854           $  126,532(4)            $  125,264(2)
----------------------------------------------------------------------------------------------------
            7                 $123,854           $  131,593(4)            $  125,264(2)
----------------------------------------------------------------------------------------------------

The account values for contract years 1 through 7 are based on hypothetical rates of return of 5.00%, 10.00%, 12.00%, (20.00)%, 10.00%, 12.00% and 0.00%.
We are using these rates solely to illustrate how the benefit is determined. The return rates bear no relationship to past or future investment results.


ANNUAL RATCHET TO AGE 80

(1) At the end of contract years 1 through 3, the Annual Ratchet to age 80 enhanced death benefit is equal to the current account value.

(2) At the end of contract years 4 through 7, the death benefit is equal to the Annual Ratchet to age 80 enhanced death benefit at the end of the prior year since it is higher than the current account value.


GREATER OF 4% ROLL-UP TO AGE 80 OR ANNUAL RATCHET TO AGE 80 FOR "GREATER OF" GMDB I OR "GREATER OF" GMDB II ENHANCED DEATH BENEFIT

The enhanced death benefit under this option for each year shown would be the greater of the amounts shown under 4% Roll-Up to age 80 or the Annual Ratchet to age 80.

(3) At the end of contract years 2 through 5, the enhanced death benefit will be based on the Annual Ratchet to age 80.

(4) At the end of contract years 1, 6 and 7, the enhanced death benefit will be based on 4% Roll-Up to age 80.


                                Appendix III: Enhanced death benefit example C-1


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Appendix IV: Hypothetical illustrations

--------------------------------------------------------------------------------

ILLUSTRATION OF ACCOUNT VALUES, CASH VALUES AND CERTAIN GUARANTEED MINIMUM
                                   BENEFITS
The following tables illustrate the changes in account value, cash value and the values of the "Greater of" GMDB II enhanced death benefit, the Earnings enhancement benefit and the Guaranteed minimum income benefit, including the conversion to the Guaranteed withdrawal benefit for life at age 80, under certain hypothetical circumstances for an Accumulator(R) Elite(SM) contract. The table illustrates the operation of a contract based on a male, issue age 60, who makes a single $100,000 contribution and takes no withdrawals. The amounts shown are for the beginning of each contract year and assume that all of the account value is invested in Portfolios that achieve investment returns at constant gross annual rates of 0% and 6% (i.e., before any investment management fees, 12b-1 fees or other expenses are deducted from the underlying portfolio assets). After the deduction of the arithmetic average of the investment management fees, 12b-1 fees and other expenses of all of the underlying portfolios (as described below), the corresponding net annual rates of return would be (2.76)% and 3.24% for the Accumulator(R) Elite(SM) contract, at the 0% and 6% gross annual rates, respectively. These net annual rates of return reflect the trust and separate account level charges, but they do not reflect the charges we deduct from your account value annually for the enhanced death benefit, the Earnings enhancement benefit, the Guaranteed minimum income benefit and Guaranteed withdrawal benefit for life features, as well as the annual administrative charge. If the net annual rates of return did reflect these charges, the net annual rates of return shown would be lower; however, the values shown in the following tables reflect the following contract charges: the "Greater of" GMDB II enhanced death benefit charge, the Earnings enhancement benefit charge, the Guaranteed minimum income benefit charge and any applicable administrative charge and withdrawal charge. The values shown under "Lifetime annual guaranteed minimum income benefit" for ages 80 and under reflect the lifetime income that would be guaranteed if the Guaranteed minimum income benefit is selected at that contract date anniversary. An "N/A" in these columns indicates that the benefit is not exercisable in that year. A "0" under any of the death benefit and/or "Lifetime annual guaranteed minimum income benefit" columns indicates that the contract has terminated due to insufficient account value. However, the Guaranteed minimum income benefit has been automatically exercised, and the owner is receiving lifetime payments.

The values shown under "GWBL Benefit Base" reflect the amount used in calculating the amount payable under the Guaranteed withdrawal benefit for life, and the values shown under "Guaranteed Annual Withdrawal Amount" reflect the amount that an owner would be able to withdraw each year for life based on that benefit base, if the owner began taking withdrawals in that contract year. An "N/A" in these columns indicates that the benefit is not exercisable in that year. A "0" under any of the death benefit, "GWBL benefit" and/or "Guaranteed Annual Withdrawal Amount" columns, for ages 80 and above, indicates that the contract has terminated due to insufficient account value. As the Guaranteed Annual Withdrawal Amount in those years is $0, the owner would receive no further payments.

With respect to fees and expenses deducted from assets of the underlying portfolios, the amounts shown in all tables reflect (1) investment management fees equivalent to an effective annual rate of 0.57% (2) an assumed average asset charge for all other expenses of the underlying portfolios equivalent to an effective annual rate of 0.30% and (3) 12b-1 fees equivalent to an effective annual rate of 0.25%. These rates are the arithmetic average for all Portfolios that are available as investment options. In other words, they are based on the hypothetical assumption that account values are allocated equally among the variable investment options. The actual rates associated with any contract will vary depending upon the actual allocation of account value among the investment options. These rates do not reflect expense limitation arrangements in effect with respect to certain of the underlying portfolios as described in the footnotes to the fee table for the underlying portfolios in "Fee table" earlier in this Prospectus. With these arrangements, the charges shown above would be lower. This would result in higher values than those shown in the following tables.

Because your circumstances will no doubt differ from those in the illustrations that follow, values under your contract will differ, in most cases substantially. Please note that in certain states, we apply annuity purchase factors that are not based on the sex of the annuitant. Upon request, we will furnish you with a personalized illustration.


D-1 Appendix IV: Hypothetical illustrations


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Variable deferred annuity
Accumulator(R) Elite(SM)
$100,000 Single contribution and no withdrawals
Male, issue age 60
Benefits:
  Greater of 4% Roll-Up to age 80 or Annual Ratchet to age 80 Guaranteed minimum death benefit ("Greater of" GMDB II)
  Earnings enhancement benefit
  Guaranteed minimum income benefit II - Custom Selection, including the conversion to the Guaranteed withdrawal benefit for life at age 80,

                                                          Greater of 4%
                                                         Roll-Up to age
                                                        80 or the Annual                                 Lifetime Annual
                                                         Ratchet to age                         Guaranteed Minimum Income Benefit
                                                          80 Guaranteed                        -----------------------------------
                                                          Minimum Death
                                                             Benefit       Total Death Benefit
                                                        ("Greater of" GMDB  with the Earnings     Guaranteed       Hypothetical
                   Account Value        Cash Value             II)         enhancement benefit      Income            Income
       Contract ------------------- ------------------ ------------------- ------------------- ----------------- -----------------
 Age     Year       0%        6%       0%        6%        0%        6%        0%        6%       0%       6%       0%       6%
----- --------- --------- --------- -------- --------- --------- --------- --------- --------- -------- -------- -------- --------
 60        1     100,000   100,000   92,000    92,000  100,000   100,000   100,000   100,000      N/A      N/A      N/A      N/A
 61        2      94,815   100,794   87,815    93,794  104,000   104,000   105,600   105,600      N/A      N/A      N/A      N/A
 62        3      89,707   101,527   83,707    95,527  108,160   108,160   111,424   111,424      N/A      N/A      N/A      N/A
 63        4      84,672   102,195   79,672    97,195  112,486   112,486   117,481   117,481      N/A      N/A      N/A      N/A
 64        5      79,703   102,792   79,703   102,792  116,986   116,986   123,780   123,780      N/A      N/A      N/A      N/A
 65        6      74,795   103,313   74,795   103,313  121,665   121,665   130,331   130,331      N/A      N/A      N/A      N/A
 66        7      69,942   103,751   69,942   103,751  126,532   126,532   137,145   137,145      N/A      N/A      N/A      N/A
 67        8      65,138   104,101   65,138   104,101  131,593   131,593   144,230   144,230      N/A      N/A      N/A      N/A
 68        9      60,378   104,355   60,378   104,355  136,857   136,857   151,600   151,600      N/A      N/A      N/A      N/A
 69       10      55,657   104,508   55,657   104,508  142,331   142,331   159,264   159,264      N/A      N/A      N/A      N/A
 74       15      32,314   103,467   32,314   103,467  173,168   173,168   202,435   202,435     9,438    9,438    9,438    9,438
 79       20       9,078    98,596    9,078    98,596  210,685   210,685   254,959   254,959    13,062   13,062   13,062   13,062
 80       21       4,384    97,047    4,384    97,047  219,112   219,112   266,757   266,757    13,936   13,936   13,936   13,936

After conversion of the Guaranteed minimum income benefit to the Guaranteed withdrawal benefit for life at age 85


                                                     Greater of 4%
                                                    Roll-Up to age
                                                   80 or the Annual
                                                    Ratchet to age
                                                     80 Guaranteed
                                                      Minimum Death                                             Guaranteed
                                                        Benefit       Total Death Benefit                         Annual
                                                   ("Greater of" GMDB  with the Earnings     GWBL Benefit       Withdrawal
                 Account Value      Cash Value            II)         enhancement benefit        Base             Amount
       Contract ---------------- ---------------- ------------------- ------------------- ------------------- --------------
 Age     Year      0%      6%       0%      6%        0%        6%        0%        6%        0%        6%       0%     6%
----- --------- ------- -------- ------- -------- --------- --------- --------- --------- --------- --------- ------- ------
 80      21      4,384  97,047    4,384  97,047   219,112   219,112   266,757   266,757   219,112   219,112   8,764   8,764
 84      25          0  90,012        0  90,012   219,112   219,112   266,757   266,757   219,112   219,112   8,764   8,764
 89      30          0  80,062        0  80,062   219,112   219,112   266,757   266,757   219,112   219,112   8,764   8,764
 94      35          0  68,651        0  68,651   219,112   219,112   266,757   266,757   219,112   219,112   8,764   8,764
 95      36          0  66,175        0  66,175   219,112   219,112   266,757   266,757   219,112   219,112   8,764   8,764

The hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including investment allocations made by the owner. The account value, cash value and guaranteed benefits for a contract would be different from the ones shown if the actual gross rate of investment return averaged 0% or 6% over a period of years, but also fluctuated above or below the average for individual contract years. We can make no representation that these hypothetical investment results can be achieved for any one year or continued over any period of time. In fact, for any given period of time, the investment results could be negative.


                                     Appendix IV: Hypothetical illustrations D-2


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Appendix V: Earnings enhancement benefit example

--------------------------------------------------------------------------------

The following illustrates the calculation of a death benefit that includes the Earnings enhancement benefit for an owner age 45. The example assumes a contribution of $100,000 and no additional contributions. Where noted, a single withdrawal in the amount shown is also assumed. The calculation is as follows:

                                                                No Withdrawal   $3,000 withdrawal   $6,000 withdrawal
----------------------------------------------------------------------------------------------------------------------------
A   Initial contribution                                           100,000           100,000             100,000
----------------------------------------------------------------------------------------------------------------------------
B   Death benefit: prior to withdrawal.*                           104,000           104,000             104,000
----------------------------------------------------------------------------------------------------------------------------
    Earnings enhancement benefit earnings: death
    benefit less net contributions (prior to the
C   withdrawal in D).                                               4,000             4,000               4,000
    B minus A.
----------------------------------------------------------------------------------------------------------------------------
D   Withdrawal                                                        0               3,000               6,000
----------------------------------------------------------------------------------------------------------------------------
    Excess of the withdrawal over the Earnings
E   enhancement benefit earnings                                      0                 0                 2,000
    greater of D minus C or zero
----------------------------------------------------------------------------------------------------------------------------
    Net contributions (adjusted for the withdrawal in D)
F   A minus E                                                      100,000           100,000              98,000
----------------------------------------------------------------------------------------------------------------------------
    Death benefit (adjusted for the withdrawal in D)
G   B minus D                                                      104,000          101,000**            98,000**
----------------------------------------------------------------------------------------------------------------------------
    Death benefit less net contributions
H   G minus F                                                       4,000             1,000                 0
----------------------------------------------------------------------------------------------------------------------------
I   Earnings enhancement benefit factor                              40%               40%                 40%
----------------------------------------------------------------------------------------------------------------------------
    Earnings enhancement benefit
J   H times I                                                       1,600              400                  0
----------------------------------------------------------------------------------------------------------------------------
    Death benefit: Including Earnings enhancement benefit
K   G plus J                                                       105,600           101,400              98,000
----------------------------------------------------------------------------------------------------------------------------

* The death benefit is the greater of the account value or any applicable death benefit.

** Assumes no earnings on the contract; otherwise the withdrawal would reduce the standard death benefit on a pro-rata basis, not dollar-for-dollar as shown.


E-1 Appendix V: Earnings enhancement benefit example


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Appendix VI: State contract availability and/or variations of certain features and benefits

--------------------------------------------------------------------------------

The following information is a summary of the states where the Accumulator(R) Elite(SM) contract or certain features and/or benefits are either not available as of the date of this Prospectus or vary from the contract's features and benefits as previously described in this Prospectus.


STATES WHERE CERTAIN ACCUMULATOR(R) ELITE(SM) FEATURES AND/OR BENEFITS ARE NOT AVAILABLE OR VARY:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                 Availability or
 State           Features and Benefits                                              Variation
------------------------------------------------------------------------------------------------------------------------------------
CALIFORNIA      See "Contract features and benefits"--"Your right to can-     If you reside in the state of California and you are
                cel within a certain number of days"                          age 60 and older at the time the contract is issued,
                                                                              you may return your variable annuity contract within
                                                                              30 days from the date that you receive it and receive
                                                                              a refund as described below.

                                                                              If you allocate your entire initial contribution to
                                                                              the EQ/Money Market option (and/or guaranteed interest
                                                                              option, if available), the amount of your refund will
                                                                              be equal to your contribution less interest, unless
                                                                              you make a transfer, in which case the amount of your
                                                                              refund will be equal to your account value on the date
                                                                              we receive your request to cancel at our processing
                                                                              office. This amount could be less than your initial
                                                                              contribution. If you allocate any portion of your
                                                                              initial contribution to the variable investment
                                                                              options (other than the EQ/Money Market option) , your
                                                                              refund will be equal to your account value on the date
                                                                              we receive your request to cancel at our processing
                                                                              office.
------------------------------------------------------------------------------------------------------------------------------------
CONNECTICUT     See "Transfers of ownership, collateral assignments, loans    If you elect the GMIB, you may not change ownership or
                and borrowing" in "More information"                          assign the GMIB or the contract to an institution
                                                                              (such as business trusts, corporations, joint stock
                                                                              associations, partnerships, limited liability
                                                                              companies and other legal entities).
------------------------------------------------------------------------------------------------------------------------------------
FLORIDA         See "Selecting an annuity payout option" under "Your          The following sentence replaces the first sentence of
                annuity payout options" in "Accessing your money"             the second paragraph in this section:

                                                                              You can choose the date annuity payments begin but it
                                                                              may not be earlier than twelve months from the
                                                                              Accumulator(R) Elite(SM) contract date.
------------------------------------------------------------------------------------------------------------------------------------
ILLINOIS        See "Selecting an annuity payout option" under "Your          The following sentence replaces the first sentence of
                annuity payout options" in "Accessing your money"             the second paragraph in this section:

                                                                              You can choose the date annuity payments begin but it
                                                                              may not be earlier than twelve months from the
                                                                              Accumulator(R) Elite(SM) contract date.
------------------------------------------------------------------------------------------------------------------------------------
MARYLAND        See "10% free withdrawal amount" under "Withdrawal            The 10% free withdrawal amount applies to full
                charge" in "Charges and expenses"                             surrenders.
------------------------------------------------------------------------------------------------------------------------------------
MASSACHUSETTS   Annual administrative charge                                  The annual administrative charge will not be deducted
                                                                              from amounts allocated to the Guaranteed interest
                                                                              option.

                See "Disability, terminal illness or confinement to nursing   This section is deleted in its entirety.
                home" under "Withdrawal charge" in "Charges and
                expenses"

                See "Appendix IV: Hypothetical Illustrations"                 The annuity purchase factors are applied on a unisex
                                                                              basis in determining the amount payable upon the
                                                                              exercise of the Guaranteed minimum income benefit.
------------------------------------------------------------------------------------------------------------------------------------


                                 Appendix VI: State contract availability and/or variations of certain features and benefits F-1
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
------------------------------------------------------------------------------------------------------------------------------------
                                                                           Availability or
 State         Features and Benefits                                          Variation
------------------------------------------------------------------------------------------------------------------------------------
MISSISSIPPI   QP (defined contribution and defined benefit) contracts   Not Available
------------------------------------------------------------------------------------------------------------------------------------
MONTANA       See "Appendix IV: Hypothetical Illustrations"             The annuity purchase factors are applied on a unisex basis in determining the amount payable upon the exercise of the
                                                                        Guaranteed minimum income benefit.
------------------------------------------------------------------------------------------------------------------------------------
NEW YORK      Earnings enhancement benefit                              Not Available

              See "Guaranteed minimum death benefit and Guaranteed      GMIB I - Asset Allocation and GMIB II - Custom Selection 4%
              minimum income benefit base" in "Contract features and    Roll-Up to age 80 Guaranteed minimum income benefit base is
              benefits"                                                 capped at 250% of total contributions under the contract. If there is a Roll-Up benefit base reset, the cap becomes 250%
                                                                        of the highest reset amount plus 250% of any subsequent
                                                                        contributions made after the reset. With- drawals do not
                                                                        lower the cap.

              See "Guaranteed minimum death benefit" in "Contract       "Greater of" GMDB I or "Greater of" GMDB II enhanced death
              features and benefits"                                    benefit is not available. All references to these ben- efits should be deleted in their entirety.

              See "The amount applied to purchase an annuity payout     The amount applied to the annuity benefit is the greater of
              option" in "Accessing your money"                         the cash value or 95% of what the account value would be if no withdrawal charge applied.

              See "How withdrawals affect your Guaranteed minimum       If you elect both (1) the Guaranteed minimum income ben-
              income benefit and Guaranteed minimum death benefit" in   efit and (2) the Annual Ratchet to age 80 enhanced death
              "Accessing your money"                                    benefit, withdrawals (including any applicable withdrawal
                                                                        charges) will reduce each of the benefits' benefit bases on a pro-rata basis for the first five contract years if the
                                                                        Guaranteed minimum income benefit is elected at issue. If
                                                                        the Guaranteed minimum income benefit is added after issue, the applicable five year period begins as of the Guaranteed minimum income benefit effective date.

                                                                        Beginning on the first day of the 6th contract year (or 6th contract year after the GMIB effective date, if applicable), withdrawals will reduce the Guaranteed minimum income
                                                                        benefit Roll-up and Annual Ratchet benefit bases and the
                                                                        Annual Ratchet to age 80 enhanced death benefit base, on a dollar-for-dollar basis.

                                                                        Once a withdrawal is taken that causes the sum of with-
                                                                        drawals in a contract year to exceed 4% of the 4% Roll-Up to age 80 benefit base on the most recent contract date
                                                                        anniversary, that entire withdrawal and any subsequent
                                                                        withdrawals in that same contract year will reduce the ben-
                                                                        efit bases on a pro rata basis. In all contract years
                                                                        beginning after your 80th birthday, or earlier if you drop the Guaranteed minimum income benefit after issue, the
                                                                        Annual Ratchet to age 80 Guaranteed minimum death benefit
                                                                        base will be reduced on a pro rata basis by any withdrawals.
                                                                        When an RMD withdrawal using our RMD program occurs, the
                                                                        Guaranteed minimum income benefit Roll-up benefit base, the
                                                                        Guaranteed minimum income benefit Annual Ratchet to age 80 benefit base and the Guaranteed mini- mum death benefit
                                                                        Annual Ratchet to age 80 benefit base (if elected in
                                                                        combination with the Guaranteed minimum income benefit) will be reduced on a dollar-for-dollar basis beginning with the first RMD withdrawal.
------------------------------------------------------------------------------------------------------------------------------------


F-2 Appendix VI: State contract availability and/or variations of certain features and benefits


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
------------------------------------------------------------------------------------------------------------------------------------
                                                                                  Availability or
 State           Features and Benefits                                               Variation
------------------------------------------------------------------------------------------------------------------------------------
NEW YORK                                                                 If you elect (1) the Guaranteed minimum income benefit and
(CONTINUED)                                                              (2) the Standard death benefit, withdrawals (including any applicable withdrawal charges) will reduce the 4% Roll-Up
                                                                         to age 80 benefit base and the Annual Ratchet to age 80
                                                                         benefit base on a pro-rata basis for the first five
                                                                         contract years if the Guaranteed minimum income benefit is elected at issue. If the Guaranteed minimum income benefit is added after issue, the applicable five year period
                                                                         begins as of the Guaranteed minimum income benefit
                                                                         effective date.

                                                                         Beginning on the first day of the 6th contract year (or 6th contract year after the GMIB effective date, if
                                                                         applicable), withdrawals will reduce the Guaranteed minimum income benefit Roll-Up to Age 80 benefit base and the
                                                                         Annual Ratchet to age 80 benefit base, on a
                                                                         dollar-for-dollar basis., as long as the sum of withdrawals in a contract year is no more than 4% of the 4% Roll-Up to age 80 benefit base.

                                                                         Once a withdrawal is taken that causes the sum of with-
                                                                         drawals in a contract year to exceed 4% of the 4% Roll-Up
                                                                         to age 80 benefit base on the most recent contract date
                                                                         anniversary, that entire withdrawal and any subsequent
                                                                         withdrawals in that same contract year will reduce the 4%
                                                                         Roll-Up to age 80 benefit base and the Annual Ratchet to
                                                                         age 80 benefit base on a pro rata basis. The Standard death benefit base will be reduced on a pro rata basis by any
                                                                         withdrawals, regardless of amount.

                                                                         If you elect the Annual Ratchet to age 80 enhanced death
                                                                         benefit without the Guaranteed minimum income benefit,
                                                                         withdrawals (including any applicable withdrawal charges)
                                                                         will reduce the benefit base on a pro rata basis.

                                                                         If the Guaranteed minimum income benefit converts to the
                                                                         Guaranteed withdrawal benefit for life, the Standard death benefit base or Annual Ratchet to age 80 benefit base will be reduced on a pro rata basis by any subsequent with-
                                                                         drawals.

                See "Selecting an annuity payout option" in "Accessing   The earliest date annuity payments may begin is 13 months
                your money"                                              from the issue date.

                See "Annuity maturity date" in "Accessing your money"    Your contract has a maturity date by which you must either take a lump sum withdrawal or select an annuity payout
                                                                         option.

                                                                         The maturity date by which you must take a lump sum
                                                                         withdrawal or select an annuity payout option is the
                                                                         contract date anniversary that follows the annuitant's
                                                                         birthday, as follows:

                                                                                                Maximum
                                                                         Issue Age          Annuitization age
                                                                         -----------     ---------------------
                                                                            0-80                   90
                                                                             81                    91
                                                                             82                    92
                                                                             83                    93
                                                                             84                    94
                                                                             85                    95
------------------------------------------------------------------------------------------------------------------------------------


                                 Appendix VI: State contract availability and/or variations of certain features and benefits F-3

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
------------------------------------------------------------------------------------------------------------------------------------
                                                                                 Availability or
 State           Features and Benefits                                              Variation
------------------------------------------------------------------------------------------------------------------------------------
NEW YORK        See "Charges and expenses"                                    Deductions of charges from the guaranteed interest
(CONTINUED)                                                                   option are not permitted.

                See "Annual Ratchet to age 80" in "Charges and expenses"      The charge is equal to 0.30% of the Annual Ratchet to
                                                                              age 80 benefit base.

                See "Spousal continuation" in "Payment of death benefit"      If the Guaranteed minimum income benefit had converted
                                                                              to the Guaranteed withdrawal benefit for life on a
                                                                              Joint life basis, the benefit and charge will remain
                                                                              in effect after the death of the first spouse to die,
                                                                              and no death benefit is payable until the death of the
                                                                              surviving spouse. If you have also elected the Annual
                                                                              Ratchet to age 80 enhanced death benefit, that
                                                                              benefit's benefit base will continue to ratchet until
                                                                              the contract date anniversary following the surviving
                                                                              spouse's age 80. Withdrawal charges will continue to
                                                                              apply to all contributions. No additional
                                                                              contributions will be permitted. If the Guaranteed
                                                                              minimum income benefit had converted to the Guaranteed
                                                                              withdrawal benefit for life on a Single life basis,
                                                                              the benefit and charge will terminate.

                                                                              If your spouse elects Spousal continuation after your
                                                                              death under a Single life contract in which the
                                                                              Guaranteed withdrawal benefit for life is in effect,
                                                                              the Annual Ratchet to age 80 enhanced death benefit
                                                                              will continue to ratchet, or terminate, based on
                                                                              your spouse's age, as described earlier in this
                                                                              Prospectus and Appendix.

                See "Transfers of ownership, collateral assignments, loans    Collateral assignments are not limited to the period
                and borrowing" in "More information"                          prior to the first contract date anniversary. You may
                                                                              assign all or a portion of the value of your NQ
                                                                              contract at any time, pursuant to the terms
                                                                              described in this Prospectus.
------------------------------------------------------------------------------------------------------------------------------------
PENNSYLVANIA    Contributions                                                 Your contract refers to contributions as premiums.

                Cancelling the Guaranteed minimum income benefit              You may cancel the Guaranteed minimum income benefit
                                                                              within 10 days of it being added to your contract if
                                                                              you add the benefit to your contract after issue. This
                                                                              is distinct from your right to drop the Guaranteed
                                                                              minimum income benefit after issue, and is not subject
                                                                              to the restrictions that govern that right. We will
                                                                              not deduct any charge for the Guaranteed minimum
                                                                              income benefit.

                See "Disability, terminal illness or confinement to nursing   The Withdrawal Charge Waiver does not apply during the
                home" in "Charges and expenses"                               first 12 months of the contract with respect to the
                                                                              Social Security Disability Waiver, the Six Month Life
                                                                              Expectancy Waiver, or if the owner is confined to a
                                                                              nursing home during such period.

                Special dollar cost averaging program                         In Pennsylvania, we refer to this program as "enhanced
                                                                              rate dollar cost averaging."

                Required disclosure for Pennsylvania customers                Any person who knowingly and with intent to defraud
                                                                              any insurance company or other person files an
                                                                              application for insurance or statement of claim
                                                                              containing any materially false information or
                                                                              conceals for the purpose of misleading, information
                                                                              concerning any fact material thereto commits a
                                                                              fraudulent insurance act, which is a crime and
                                                                              subjects such person to criminal and civil penalties.
------------------------------------------------------------------------------------------------------------------------------------
PUERTO RICO     Beneficiary continuation option (IRA)                         Not Available
------------------------------------------------------------------------------------------------------------------------------------


F-4 Appendix VI: State contract availability and/or variations of certain features and benefits
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
------------------------------------------------------------------------------------------------------------------------------------
                                                                                Availability or
 State           Features and Benefits                                             Variation
------------------------------------------------------------------------------------------------------------------------------------
PUERTO RICO     IRA and Roth IRA                                             Available for direct rollovers from U.S. source 401(a)
(CONTINUED)                                                                  plans and direct transfers from the same type of U.S.
                                                                             source IRAs

                QP (Defined Benefit) contracts                               Not Available

                See "How you can purchase and contribute to your con-        Specific requirements for purchasing QP contracts in
                tract" in "Contract features and benefits"                   Puerto Rico are outlined below in "Purchase
                                                                             considerations for QP (Defined Contribution) contracts
                                                                             in Puerto Rico".

                See "Exercise rules" under "Guaranteed minimum income        Exercise restrictions for the GMIB on a Puerto Rico
                benefit" in "Contract features and benefits"                 QPDC contract are described below, under "Purchase
                                                                             considerations for QP (Defined Contribution) contracts
                                                                             in Puerto Rico", and in your contract.

                See "Income Manager(R) payout options" in "Accessing your    This payout option is not available with QPDC
                money"                                                       contracts.

                See "Transfers of ownership, collateral assignments, loans   Transfers of ownership of QP contracts are governed by
                and borrowing" in "More information"                         Puerto Rico law. Please consult your tax, legal or plan
                                                                             advisor if you intend to transfer ownership of your
                                                                             contract.

                "Purchase considerations for QP (Defined Contribution)       Purchase considerations for QP (Defined Contribution)
                contracts in Puerto Rico" -- this section replaces "Appen-   contracts in Puerto Rico:
                dix II: Purchase considerations for QP contracts" in your    Trustees who are considering the purchase of an
                Prospectus.                                                  Accumulator(R) Elite(SM) QP contract in Puerto Rico
                                                                             should discuss with their tax, legal and plan advisors
                                                                             whether this is an appropriate investment vehicle for
                                                                             the employer's plan. Trustees should consider whether
                                                                             the plan provisions permit the investment of plan
                                                                             assets in the QP contract, the Guaranteed minimum
                                                                             income benefit and other guaranteed benefits, and the
                                                                             payment of death benefits in accordance with the
                                                                             requirements of Puerto Rico income tax rules. The QP
                                                                             contract and this Prospectus should be reviewed in
                                                                             full, and the following factors, among others, should
                                                                             be noted.

                                                                             Limits on Contract Ownership:
                                                                             o The QP contract is offered only as a funding vehicle
                                                                               to qualified plan trusts of single participant
                                                                               defined contribution plans that are tax-qualified
                                                                               under Puerto Rico law, not United States law. The
                                                                               contract is not available to US qualified plans or to
                                                                               defined benefit plans qualifying under Puerto Rico
                                                                               law.
                                                                             o The QP contract owner is the qualified plan trust.
                                                                               The annuitant under the contract is the self-employed
                                                                               Puerto Rico resident, who is the sole plan
                                                                               participant.
                                                                             o This product should not be purchased if the self-
                                                                               employed individual anticipates having additional
                                                                               employees become eligible for the plan. We will not
                                                                               allow additional contracts to be issued for
                                                                               participants other than the original business owner.
                                                                             o If the business that sponsors the plan adds another
                                                                               employee, no further contributions may be made to the
                                                                               contract. If the employer moves the funds to another
                                                                               funding vehicle that can accommodate more than one
                                                                               employee, this move could result in surrender
                                                                               charges, if applicable, and the loss of guaranteed
                                                                               benefits in the contract.
------------------------------------------------------------------------------------------------------------------------------------


                                 Appendix VI: State contract availability and/or variations of certain features and benefits F-5

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
---------------------------------------------------------------------------------------------------------
                                                     Availability or
 State           Features and Benefits                  Variation
---------------------------------------------------------------------------------------------------------
PUERTO RICO                                       Limits on Contributions:
(CONTINUED)                                       o All contributions must be direct transfers from other
                                                    investments within an existing qualified plan trust.
                                                  o Employer payroll contributions are not accepted.
                                                  o Only one additional transfer contribution may be made
                                                    per contract year.
                                                  o Checks written on accounts held in the name of the
                                                    employer instead of the plan or the trustee will not
                                                    be accepted.
                                                  o As mentioned above, if a new employee becomes
                                                    eligible for the plan, the trustee will not be
                                                    permitted to make any further contributions to the
                                                    contract established for the original business owner.

                                                  Limits on Payments:
                                                  o Loans are not available under the contract.
                                                  o All payments are made to the plan trust as owner,
                                                    even though the plan participant/annuitant is the
                                                    ultimate recipient of the benefit payment.
                                                  o AXA Equitable does no tax reporting or withholding of
                                                    any kind. The plan administrator or trustee will be
                                                    solely responsible for performing or providing for
                                                    all such services.
                                                  o AXA Equitable does not offer contracts that qualify
                                                    as IRAs under Puerto Rico law. The plan trust will
                                                    exercise the GMIB and must continue to hold the
                                                    supplementary contract for the duration of the GMIB
                                                    payments.

                                                  Plan Termination:
                                                  o If the plan participant terminates the business, and
                                                    as a result wishes to terminate the plan, the trust
                                                    would have to be kept in existence to receive
                                                    payments. This could create expenses for the plan.
                                                  o If the plan participant terminates the plan and the
                                                    trust is dissolved, or if the plan trustee (which may
                                                    or may not be the same as the plan participant) is
                                                    unwilling to accept payment to the plan trust for any
                                                    reason, AXA Equitable would have to change the
                                                    contract from a Puerto Rico QP to NQ in order to make
                                                    payments to the individual as the new owner.
                                                    Depending on when this occurs, it could be a taxable
                                                    distribution from the plan, with a potential tax of
                                                    the entire account value of the contract. Puerto Rico
                                                    income tax withholding and reporting by the plan
                                                    trustee could apply to the distribution transaction.
                                                  o If the plan trust is receiving GMIB payments and the
                                                    trust is subsequently terminated, transforming the
                                                    contract into an individually owned NQ contract, the
                                                    trustee would be responsible for the applicable
                                                    Puerto Rico income tax withholding and reporting on
                                                    the present value of the remaining annuity payment
                                                    stream.
                                                  o AXA Equitable is a U.S. insurance company, therefore
                                                    distributions under the NQ contract could be subject
                                                    to United States taxation and withholding on a
                                                    "taxable amount not determined" basis.
---------------------------------------------------------------------------------------------------------


F-6 Appendix VI: State contract availability and/or variations of certain features and benefits

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
------------------------------------------------------------------------------------------------------------------------------------
                                                                                 Availability or
 State           Features and Benefits                                              Variation
------------------------------------------------------------------------------------------------------------------------------------
PUERTO RICO     Tax Information-"Special rules for NQ contracts"              Income from NQ contracts we issue is U.S. source. A
(CONTINUED)                                                                   Puerto Rico resident is subject to U.S. taxation on
                                                                              such U.S. source income. Only Puerto Rico source
                                                                              income of Puerto Rico residents is excludable from
                                                                              U.S. taxation. Income from NQ contracts is also
                                                                              subject to Puerto Rico tax. The calculation of the
                                                                              taxable portion of amounts distributed from a con-
                                                                              tract may differ in the two jurisdictions. Therefore,
                                                                              you might have to file both U.S. and Puerto Rico tax
                                                                              returns, showing different amounts of income from the
                                                                              contract for each ta return. Puerto Rico generally
                                                                              provides a credit against Puerto Rico tax for U.S. tax
                                                                              paid. Depending on your personal situation and the
                                                                              timing of the different tax liabilities, you may not
                                                                              be able to take full advantage of this credit.
------------------------------------------------------------------------------------------------------------------------------------
TEXAS           See "Annual administrative charge" in "Charges and            The annual administrative charge will not be deducted
                expenses"                                                     from amounts allocated to the Guaranteed interest
                                                                              option.

                See "How you can purchase and contribute to your con-         The $2,500,000 limitation on the sum of all
                tract" in "Contract features and benefits"                    contributions under all AXA Equitable annuity
                                                                              accumulation contracts with the same owner or
                                                                              annuitant does not apply.

                See "Disability, terminal illness or confinement to nursing   There is no 12 month waiting period following a
                home" in "Charges and expenses"                               contribution for the Six Month Life Expectancy Waiver.
                                                                              The withdrawal charge can be waived even if the
                                                                              condition begins within 12 months of the remittance of
                                                                              the contribution.
------------------------------------------------------------------------------------------------------------------------------------
WASHINGTON      Guaranteed interest option                                    Not Available

                Investment simplifier -- Fixed-dollar option                  Not Available
                and Interest sweep option

                Income Manager(R) payout option                               Not Available

                Earnings enhancement benefit                                  Not Available

                "Greater of" GMDB I and "Greater of" GMDB II enhanced         All references to these features are deleted in their
                death benefit"                                                entirety.

                                                                              You have the choice of the following guaranteed
                                                                              minimum death benefits: the Annual Ratchet to age 80;
                                                                              or the Stan- dard death benefit.

                See "Guaranteed minimum death benefit charge" in "Fee         The charge for the Annual Ratchet to age 80 enhanced
                table" and in "Charges and expenses"                          death benefit is 0.30% and cannot be increased.

                See "How withdrawals affect your Guaranteed minimum           If you elect both (1) the Guaranteed minimum income
                income benefit and Guaranteed minimum death benefit"          benefit and (2) the Annual Ratchet to age 80 enhanced
                in "Accessing your money"                                     death benefit, withdrawals (including any applicable
                                                                              withdrawal charges) will reduce each of the benefits'
                                                                              benefit bases on a pro-rata basis for the first five
                                                                              contract years if the Guaranteed minimum income
                                                                              benefit is elected at issue. If the Guaranteed minimum
                                                                              income benefit is added after issue, the applicable
                                                                              five year period begins as of the Guaranteed minimum
                                                                              income benefit effective date. Beginning on the first
                                                                              day of the 6th contract year (or 6th contract year
                                                                              after the GMIB effective date, if applicable),
                                                                              withdrawals will reduce the Guaranteed minimum income
                                                                              benefit Roll-up and Annual Ratchet benefit bases and
                                                                              the Annual Ratchet to age 80 enhanced death benefit
                                                                              base, on a dollar-for-dollar basis.
------------------------------------------------------------------------------------------------------------------------------------


                                 Appendix VI: State contract availability and/or variations of certain features and benefits F-7

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
------------------------------------------------------------------------------------------------------
                                                   Availability or
 State           Features and Benefits                Variation
------------------------------------------------------------------------------------------------------
WASHINGTON                                      Once a withdrawal is taken that causes the sum of
(CONTINUED)                                     withdrawals in a contract year to exceed 4% of the 4%
                                                Roll-Up to age 80 benefit base on the most recent
                                                contract date anniversary, that entire withdrawal and
                                                any subsequent withdrawals in that same contract year
                                                will reduce the benefit bases on a pro rata basis. In
                                                all contract years beginning after your 80th birthday,
                                                or earlier if you drop the Guaranteed minimum income
                                                benefit after issue, the Annual Ratchet to age 80
                                                Guaranteed minimum death benefit base will be reduced
                                                on a pro rata basis by any withdrawals. When an RMD
                                                withdrawal using our RMD program occurs, the
                                                Guaranteed minimum income benefit Roll-up benefit
                                                base, the Guaranteed minimum income benefit Annual
                                                Ratchet to age 80 benefit base and the Guaranteed
                                                minimum death benefit Annual Ratchet to age 80 benefit
                                                base (if elected in combination with the Guaranteed
                                                minimum income benefit) will be reduced on a
                                                dollar-for-dollar basis beginning with the first RMD
                                                withdrawal.

                                                If you elect (1) the Guaranteed minimum income benefit
                                                and (2) the Standard death benefit, withdrawals
                                                (including any applicable withdrawal charges) will
                                                reduce the 4% Roll-Up to age 80 benefit base and the
                                                Annual Ratchet to age 80 benefit base on a pro-rata
                                                basis for the first five contract years if the
                                                Guaranteed minimum income benefit is elected at issue.
                                                If the Guaranteed minimum income benefit is added
                                                after issue, the applicable five year period begins as
                                                of the Guaranteed minimum income benefit effective
                                                date.

                                                Beginning on the first day of the 6th contract year
                                                (or 6th contract year after the GMIB effective date,
                                                if applicable), withdrawals will reduce the Guaranteed
                                                minimum income benefit Roll-up to Age 80 benefit base
                                                and the Annual Ratchet to age 80 benefit base, on a
                                                dollar-for-dollar basis, as long as the sum of
                                                withdrawals in a contract year is no more than 4% of
                                                the 4% Roll-Up to age 80 benefit base. Once a
                                                withdrawal is taken that causes the sum of with-
                                                drawals in a contract year to exceed 4% of the 4%
                                                Roll-Up to age 80 benefit base on the most recent
                                                contract date anniversary, that entire withdrawal and
                                                any subsequent withdrawals in that same contract year
                                                will reduce the 4% Roll-Up to age 80 benefit base and
                                                the Annual Ratchet to age 80 benefit base on a pro
                                                rata basis. The Standard death benefit base will be
                                                reduced on a pro rata basis by any withdrawals,
                                                regardless of amount.

                                                If you elect the Annual Ratchet to age 80 enhanced
                                                death benefit without the Guaranteed minimum income
                                                benefit, withdrawals (including any applicable
                                                withdrawal charges) will reduce the benefit base on a
                                                pro rata basis.

                                                If the Guaranteed minimum income benefit converts to
                                                the Guaranteed withdrawal benefit for life, the
                                                Standard death benefit base or Annual Ratchet to age
                                                80 benefit base will be reduced on a pro rata basis
                                                by any subsequent withdrawals.
------------------------------------------------------------------------------------------------------


F-8 Appendix VI: State contract availability and/or variations of certain features and benefits

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
------------------------------------------------------------------------------------------------------------------------------------
                                                                              Availability or
 State           Features and Benefits                                           Variation
------------------------------------------------------------------------------------------------------------------------------------
WASHINGTON      See "Guaranteed minimum death benefit" in                  You have a choice of the standard death benefit or the
(CONTINUED)     "Contract features and benefits"                           Annual Ratchet to age 80 enhanced death benefit. The
                                                                           Standard death benefit and the Annual Ratchet to age 80
                                                                           enhanced death benefit may be combined with the GMIB I -
                                                                           Asset Allocation or GMIB II - Custom Selection.

                See "Annual administrative charge" in "Charges and         The second paragraph of this section is replaced with the
                expenses"                                                  following:

                                                                           The annual administrative charge will be deducted from
                                                                           the value in the variable investment options on a pro
                                                                           rata basis. If those amounts are insufficient, we will
                                                                           deduct all or a portion of the charge from the account
                                                                           for special dollar cost averaging. If the contract is
                                                                           surrendered or annuitized or a death benefit is paid on a
                                                                           date other than a contract date anniversary, we will
                                                                           deduct a pro rata portion of that charge for the year.

                See "10% free withdrawal amount" under "Withdrawal         The 10% free withdrawal amount applies to full
                charge" in "Charges and expenses"                          surrenders.

                See "Withdrawal charge" in "Charges and expenses" under    The owner (or older joint owner, if applicable) has
                "Disability, terminal illness, or confinement to nursing   qualified to receive Social Security disability benefits
                home"                                                      as certified by the Social Security Administration or a
                                                                           statement from an independent U.S. licensed physician
                                                                           stating that the owner (or older joint owner, if
                                                                           applicable) meets the definition of total disability for
                                                                           at least 6 continuous months prior to the notice of
                                                                           claim. Such disability must be re-certified every 12
                                                                           months.
------------------------------------------------------------------------------------------------------------------------------------

                                 Appendix VI: State contract availability and/or variations of certain features and benefits F-9

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Statement of additional information

--------------------------------------------------------------------------------

TABLE OF CONTENTS


                                                                           Page
Who is AXA Equitable?                                                       2
Unit Values                                                                 2
Calculation of Annuity Payments                                             2
Custodian and Independent Registered Public Accounting Firm                 3
Distribution of the Contracts                                               3
Financial Statements                                                        3


How to obtain an Accumulator(R) Elite(SM) Statement of Additional Information for
Separate Account No. 49

Send this request form to:
 Accumulator(R) Elite(SM)
 P.O. Box 1547 Secaucus, NJ 07096-1547

-----------------------------------------------------------------------------
Please send me an Accumulator(R) Elite(SM) SAI for Separate Account No. 49 dated June 8, 2009.


--------------------------------------------------------------------------------
Name:


--------------------------------------------------------------------------------
Address:

54
--------------------------------------------------------------------------------
City           State    Zip







                       x02410/Elite '02/ '04, '07/'07.5, 8.0/8.2, and 9.0 Series

Accumulator(R) Elite(SM)

A combination variable and fixed deferred annuity contract

STATEMENT OF ADDITIONAL INFORMATION
JUNE 8, 2009

AXA Equitable Life Insurance Company
1290 Avenue of the Americas
New York, New York 10104

--------------------------------------------------------------------------------

This Statement of Additional Information ("SAI") is not a Prospectus. It should be read in conjunction with the related Accumulator(R) Elite(SM) Prospectus, dated June 8, 2009. That Prospectus provides detailed information concerning the contracts and the variable investment options, the fixed maturity options and the guaranteed interest option that fund the contracts. Each variable investment option is a subaccount of AXA Equitable's Separate Account No. 49. Definitions of special terms used in the SAI are found in the Prospectus.

On September 7, 2004, our name was changed from "The Equitable Life Assurance Society of the United States" to "AXA Equitable Life Insurance Company."

A copy of the Prospectus is available free of charge by writing the processing office (Post Office Box 1547, Secaucus, NJ 07096-1547), by calling 1-800-789-7771 toll free, or by contacting your financial professional.


TABLE OF CONTENTS

Who is AXA Equitable?                                                        2

Unit Values                                                                  2

Calculation of Annuity Payments                                              2

Custodian and Independent Registered Public Accounting Firm                  3

Distribution of the Contracts                                                3

Financial Statements                                                         3


              Copyright 2009 AXA Equitable Life Insurance Company
All rights reserved. Accumulator(R) is a registered service mark and Elite(SM) is a service mark of AXA Equitable Life Insurance Company.

                                             Accumulator(R) Elite(SM) 9.0 Series


                                                                          x02684

WHO IS AXA EQUITABLE?

AXA Equitable is a wholly owned subsidiary of AXA Equitable Financial Services, LLC, a holding company, which is itself a wholly owned subsidiary of AXA Financial, Inc. ("AXA Financial"). Interests in AXA Financial are held by the immediate holding company, AXA America Holdings, Inc., and the following affiliated companies: AXA Corporate Solutions Reinsurance Company ("AXA Corporate Solutions") and AXA Belgium SA. AXA holds its interest in AXA America Holdings, Inc. and AXA Corporate Solutions, directly and indirectly through its wholly owned subsidiary holding company, Ouidinot Participations. AXA holds its interest in AXA Belgium SA, through its wholly owned subsidiary holding company, AXA Holdings Belgium SA.


UNIT VALUES

Unit values are determined at the end of each valuation period for each of the variable investment options. We may offer other annuity contracts and certificates which will have their own unit values for the variable investment options. They may be different from the unit values for the Accumulator(R) Elite(SM).

The unit value for a variable investment option for any valuation period is equal to:

(i) the unit value for the preceding valuation period multiplied by (ii) the net investment factor for that option for that valuation period. A valuation period is each business day together with any preceding non-business days. The net investment factor is:

                              ( a )
                              (---)  - c
                              ( b )

where:

(a) is the value of the variable investment option's shares of the cor-responding portfolio at the end of the valuation period. Any amounts allocated to or withdrawn from the option for the valuation period are not taken into account. For this purpose, we use the share value reported to us by the Trusts (as described in the Prospectus), as applicable.

(b) is the value of the variable investment option's shares of the cor-responding portfolio at the end of the preceding valuation period. (Any amounts allocated or withdrawn for that valuation period are taken into account.)

(c) is the daily mortality and expense risks charge, administrative charge, and distribution charge relating to the contracts, times the number of calendar days in the valuation period. These daily charges are at an effective annual rate not to exceed a total of 1.65%. Your contract charges may be less.


CALCULATION OF ANNUITY PAYMENTS

The calculation of monthly annuity payments under a contract takes into account the number of annuity units of each variable investment option credited under a contract, their respective annuity unit values, and a net investment factor.
The annuity unit values used for Accumulator(R) Elite(SM) may vary, although the method of calculating annuity unit values set forth below applies to all contracts. Annuity unit values will also vary by variable investment option.

For each valuation period, the adjusted net investment factor is equal to the net investment factor for the variable investment option reduced for each day in the valuation period by:

o .00013366 of the net investment factor for a contract with an assumed base rate of net investment return of 5% a year; or

o .00009425 of the net investment factor for a contract with an assumed base rate of net investment return of 3-1/2%.

Because of this adjustment, the annuity unit value rises and falls depending on whether the actual rate of net investment return (after charges) is higher or lower than the assumed base rate.

The assumed base rate will be 5%, except in states where that rate is not permitted. Annuity payments based upon an assumed base rate of 3-1/2% will at first be smaller than those based upon a 5% assumed base rate. Payments based upon a 3-1/2% rate, however, will rise more rapidly when unit values are rising, and payments will fall more slowly when unit values are falling than those based upon a 5% rate.

The amounts of variable annuity payments are determined as follows:

Payments normally start on the business day specified on your election form or on such other future date as specified therein. The first three monthly payments are the same. The initial payment will be calculated using the basis guaranteed in the applicable Accumulator(R) Elite(SM) contract or our current basis, whichever would provide the higher initial benefit.

The first three payments depend on the assumed base rate of net investment return and the form of annuity chosen (and any fixed period). If the annuity involves a life contingency, the risk class and the age of the annuitants will affect payments.

Payments after the first three will vary according to the investment performance of the variable investment option(s) selected to fund the variable payments. After that, each monthly payment will be calculated by multiplying the number of annuity units credited by the average annuity unit value for the selected fund for the second calendar month immediately preceding the due date of the payment. The number of units is calculated by dividing the first monthly payment by the annuity unit value for the valuation period which includes the due date of the first monthly payment. The average annuity unit value is the average of the annuity unit values for the valuation periods ending in that month.

Illustration of calculation of annuity payments

To show how we determine variable annuity payments, assume that the account value for an Accumulator(R) Elite(SM) contract on a retirement date is enough to fund an annuity with a monthly payment of $100 and that the annuity unit value of the selected variable investment option for the valuation period that includes the due date of the first annuity payment is $3.74. The number of annuity units credited under the contract would be 26.74 (100 divided by 3.74 = 26.74). Based on a hypothetical average annuity unit value of $3.56 in October 2009, the annuity payment due in December 2009 would be $95.19 (the number of units (26.74) times $3.56).


CUSTODIAN AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

AXA Equitable is the custodian for the shares of the Trusts owned by Separate Account No. 49.

The financial statements of the Separate Account at December 31, 2008 and for each of the two years in the period ended December 31, 2008, and the consolidated financial statements of AXA Equitable at December 31, 2008 and 2007 and for each of the three years in the period ended December 31, 2008 are included in this SAI in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

PricewaterhouseCoopers LLP provides independent audit services and certain other non-audit services to AXA Equitable as permitted by the applicable SEC independence rules, and as disclosed in AXA Equitable's Form 10-K. PricewaterhouseCoopers LLP's address is 300 Madison Avenue, New York, New York 10017.


DISTRIBUTION OF THE CONTRACTS

Under a distribution agreement between AXA Distributors, LLC, AXA Equitable and certain of AXA Equitable's separate accounts, including Separate Account No. 49, AXA Equitable paid AXA Distributors, LLC distribution fees of $750,235,874 in 2008, $1,007,208,067 in 2007 and $694,578,570 in 2006, as the distributor of certain contracts, including these contracts, and as the principal underwriter of several AXA Equitable separate accounts, including Separate Account No. 49. Of these amounts, for each of these three years, AXA Distributors, LLC retained $81,519,894, $95,562,846 and $88,941,713, respectively.

Pursuant to a Distribution and Servicing Agreement between AXA Advisors, AXA Equitable and certain of AXA Equitable's separate accounts, including Separate Account No. 49, AXA Equitable paid AXA Advisors a fee of $325,380 for each of the years 2008, 2007 and 2006. AXA Equitable paid AXA Advisors, as the distributors of certain contracts, including these contracts, and as the principal underwriter of several AXA Equitable separate accounts, including Separate Account No. 49, $677,871,467 in 2008, $731,920,627 in 2007 and
$672,531,658 in 2006. Of these amounts, AXA Advisors retained $356,304,358, $386,036,299 and $339,484,801, respectively.


FINANCIAL STATEMENTS

The consolidated financial statements of AXA Equitable included herein should be considered only as bearing upon the ability of AXA Equitable to meet its obligations under the contracts.

The financial statements of Separate Account No. 49 list variable investment options not currently offered under the contract.


                                                                               3